UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4118

Fidelity Securities Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Blue Chip Growth Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	9.09%	14.67%	16.92%
Class K	9.20%	14.79%	17.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Blue Chip Growth Fund.

Period Ending Values
$47,721	Fidelity® Blue Chip Growth Fund
$43,142	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year, the fund's shares classes returned about 9%, behind the 10.82% result of the Russell 1000® Growth Index. Versus the index, security selection in consumer discretionary, industrials, materials and financials hampered the fund’s relative result. Positioning in communication services and energy also hurt, as did an underweighting in real estate. In terms of individual detractors, an overweighting in graphics chip designer Nvidia (-31%) hurt the most. Shares of Nvidia suffered as the firm grappled with excess inventory amid a slowdown in capital spending from some of Nvidia’s customers. Another notable relative detractor was an outsized stake in Activision Blizzard (-33%). Shares of the video-gaming company were hurt by strong competition from the blockbuster online game Fortnite. Conversely, the fund’s non-index investment in e-cigarette maker JUUL Labs was by far the fund’s biggest relative contributor. The company, which is not publicly traded, has emerged as a leader in the rapidly growing electronic cigarette market, given that its disruptive technology is intended to offer smokers a potentially safer alternative to traditional, combustible cigarettes. JUUL’s success in penetrating the U.S. market supported a higher estimate of fair value for this position. Choices in information technology and an underweighting in industrials also contributed, albeit to a much lesser degree.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Amazon.com, Inc.	7.1
Alphabet, Inc. Class A	6.7
Apple, Inc.	5.8
Microsoft Corp.	5.2
Facebook, Inc. Class A	4.2
Salesforce.com, Inc.	2.7
JUUL Labs, Inc. Series C	2.7
Visa, Inc. Class A	2.6
Marvell Technology Group Ltd.	2.4
MasterCard, Inc. Class A	1.9
41.3

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Information Technology	35.3
Consumer Discretionary	22.8
Communication Services	16.5
Health Care	11.9
Consumer Staples	5.6

Asset Allocation (% of fund's net assets)

As of July 31, 2019 *
Stocks	95.8%
Convertible Securities	4.2%

 * Foreign investments - 11.2%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 16.5%
Entertainment - 3.6%
Activision Blizzard, Inc.	3,126,734	$152,397
Netflix, Inc. (a)	1,299,238	419,641
Nintendo Co. Ltd.	57,700	21,227
Nintendo Co. Ltd. ADR	197,623	9,128
Take-Two Interactive Software, Inc. (a)	300,497	36,817
The Walt Disney Co.	2,538,976	363,099
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	9,962,399	31,979
		1,034,288
Interactive Media & Services - 12.6%
Alphabet, Inc.:
Class A (a)	1,568,657	1,910,938
Class C (a)	105,340	128,165
ANGI Homeservices, Inc. Class A (a)	56,830	787
CarGurus, Inc. Class A (a)	636,459	23,721
Facebook, Inc. Class A (a)	6,140,365	1,192,643
IAC/InterActiveCorp (a)	71,489	17,089
Match Group, Inc. (e)	346,021	26,052
Snap, Inc. Class A (a)(e)	1,715,745	28,825
Tencent Holdings Ltd.	2,920,600	136,079
Twitter, Inc. (a)	2,508,620	106,140
Zillow Group, Inc. Class C (a)(e)	119,100	5,950
		3,576,389
Media - 0.1%
Sinclair Broadcast Group, Inc. Class A	324,345	16,298
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	748,514	59,679

TOTAL COMMUNICATION SERVICES		4,686,654

CONSUMER DISCRETIONARY - 22.4%
Auto Components - 0.0%
Aptiv PLC	113,370	9,937
Automobiles - 1.2%
Tesla, Inc. (a)(e)	1,400,950	338,484
Diversified Consumer Services - 0.0%
Afya Ltd.	240,600	6,958
Hotels, Restaurants & Leisure - 2.9%
Chipotle Mexican Grill, Inc. (a)	30,758	24,469
Churchill Downs, Inc.	71,300	8,531
Dunkin' Brands Group, Inc.	35,200	2,822
Eldorado Resorts, Inc. (a)	1,190,068	53,696
Hilton Grand Vacations, Inc. (a)	1,021,604	33,406
Kambi Group PLC (a)	543,523	6,976
McDonald's Corp.	176,547	37,202
Planet Fitness, Inc. (a)	993,036	78,112
PlayAGS, Inc. (a)	1,090,078	20,450
Restaurant Brands International, Inc.	892,620	65,739
Royal Caribbean Cruises Ltd.	627,239	72,973
Sea Ltd. ADR (a)(e)	4,512,989	158,406
Shake Shack, Inc. Class A (a)	453,907	33,889
Starbucks Corp.	1,180,727	111,803
Vail Resorts, Inc.	59,500	14,668
Wynn Resorts Ltd.	670,446	87,205
		810,347
Household Durables - 0.4%
D.R. Horton, Inc.	565,416	25,970
Mohawk Industries, Inc. (a)	425,667	53,076
Roku, Inc. Class A (a)	335,332	34,650
		113,696
Internet & Direct Marketing Retail - 10.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,469,697	254,419
Amazon.com, Inc. (a)	1,079,888	2,015,914
Chewy, Inc.	150,900	5,064
JD.com, Inc. sponsored ADR (a)	3,181,503	95,159
MakeMyTrip Ltd. (a)	210,281	5,381
Meituan Dianping Class B	3,540,004	28,625
MercadoLibre, Inc. (a)	112,065	69,639
Ocado Group PLC (a)	404,351	6,125
Pinduoduo, Inc. ADR (e)	3,211,711	71,525
The Booking Holdings, Inc. (a)	115,767	218,407
The Honest Co., Inc. (a)(c)(d)	150,143	2,204
The RealReal, Inc. (e)	988,900	24,277
Wayfair LLC Class A (a)	599,025	78,568
		2,875,307
Multiline Retail - 0.9%
Dollar General Corp.	100,530	13,473
Dollar Tree, Inc. (a)	1,940,726	197,469
Dollarama, Inc.	243,600	9,026
Ollie's Bargain Outlet Holdings, Inc. (a)	131,755	11,158
Target Corp.	420,960	36,371
		267,497
Specialty Retail - 3.6%
American Eagle Outfitters, Inc.	1,446,483	25,588
Burlington Stores, Inc. (a)	401,785	72,623
Carvana Co. Class A (a)(e)	620,922	39,466
Five Below, Inc. (a)	393,234	46,189
Floor & Decor Holdings, Inc. Class A (a)	1,080,307	42,294
IAA Spinco, Inc. (a)	67,900	3,174
John David Group PLC	364,000	2,876
Lowe's Companies, Inc.	2,847,494	288,736
RH (a)(e)	622,887	86,830
The Children's Place Retail Stores, Inc.	134,219	13,109
The Home Depot, Inc.	1,311,075	280,164
TJX Companies, Inc.	910,718	49,689
Ulta Beauty, Inc. (a)	165,113	57,666
		1,008,404
Textiles, Apparel & Luxury Goods - 3.2%
adidas AG	335,275	107,466
Allbirds, Inc. (c)(d)	36,216	1,814
Canada Goose Holdings, Inc. (a)	290,419	13,601
Capri Holdings Ltd. (a)	943,501	33,579
Crocs, Inc. (a)	424,563	9,701
lululemon athletica, Inc. (a)	1,425,881	272,472
LVMH Moet Hennessy Louis Vuitton SE	91,026	37,599
Moncler SpA	876,496	36,065
NIKE, Inc. Class B	2,685,106	231,000
PVH Corp.	787,744	70,046
Revolve Group, Inc. (e)	444,900	15,336
Tapestry, Inc.	1,112,780	34,418
Tory Burch LLC (a)(b)(c)(d)	293,611	18,859
Under Armour, Inc. Class C (non-vtg.) (a)	1,209,934	24,610
		906,566

TOTAL CONSUMER DISCRETIONARY		6,337,196

CONSUMER STAPLES - 2.7%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	44,800	8,818
Fever-Tree Drinks PLC	1,291,029	36,676
Keurig Dr. Pepper, Inc.	932,308	26,235
Monster Beverage Corp. (a)	554,015	35,717
Pernod Ricard SA	14,178	2,496
		109,942
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc. (a)	2,664,791	62,782
Costco Wholesale Corp.	766,822	211,359
Grocery Outlet Holding Corp.	71,500	2,784
Walmart, Inc.	280,200	30,928
		307,853
Food Products - 0.2%
Darling International, Inc. (a)	254,338	5,171
JBS SA	525,100	3,426
Nestle SA (Reg. S)	30,957	3,284
The Kraft Heinz Co.	540,200	17,292
Tyson Foods, Inc. Class A	332,720	26,451
		55,624
Household Products - 0.0%
Energizer Holdings, Inc.	214,300	9,018
Personal Products - 0.4%
Coty, Inc. Class A	4,447,744	48,525
Estee Lauder Companies, Inc. Class A	389,771	71,792
		120,317
Tobacco - 0.6%
Altria Group, Inc.	3,130,804	147,367
JUUL Labs, Inc. (a)(c)(d)	6,625	1,888
JUUL Labs, Inc. Class A (a)(c)(d)	21,148	6,027
		155,282

TOTAL CONSUMER STAPLES		758,036

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Continental Resources, Inc. (a)	557,096	20,707
Diamondback Energy, Inc.	273,858	28,325
Hess Corp.	335,515	21,755
Pioneer Natural Resources Co.	20,900	2,885
Reliance Industries Ltd.	5,052,338	85,059
		158,731
FINANCIALS - 0.9%
Banks - 0.4%
Bank of America Corp.	2,428,859	74,517
HDFC Bank Ltd. sponsored ADR	23,832	2,740
ICICI Bank Ltd. sponsored ADR	494,609	6,039
IndusInd Bank Ltd.	184,465	3,767
Kotak Mahindra Bank Ltd.	900,886	19,807
		106,870
Capital Markets - 0.0%
Edelweiss Financial Services Ltd.	1,204,598	2,543
HDFC Asset Management Co. Ltd. (f)	1,726	54
MSCI, Inc.	48,800	11,089
		13,686
Diversified Financial Services - 0.0%
GDS Holdings Ltd. ADR (a)(e)	302,031	12,438
Insurance - 0.3%
eHealth, Inc. (a)	691,078	71,699
Thrifts & Mortgage Finance - 0.2%
Housing Development Finance Corp. Ltd.	697,722	21,423
LendingTree, Inc. (a)(e)	125,292	40,412
		61,835

TOTAL FINANCIALS		266,528

HEALTH CARE - 11.7%
Biotechnology - 4.3%
AbbVie, Inc.	1,539,200	102,542
ACADIA Pharmaceuticals, Inc. (a)	255,082	6,270
Acceleron Pharma, Inc. (a)	242,820	10,602
Agios Pharmaceuticals, Inc. (a)	293,129	14,102
Aimmune Therapeutics, Inc. (a)(e)	521,860	10,046
Alexion Pharmaceuticals, Inc. (a)	2,011,307	227,861
Allakos, Inc. (a)	152,727	5,310
Allogene Therapeutics, Inc. (e)	112,439	3,486
Alnylam Pharmaceuticals, Inc. (a)	808,979	62,769
AnaptysBio, Inc. (a)	177,345	9,525
Arena Pharmaceuticals, Inc. (a)	355,430	22,278
Argenx SE ADR (a)	45,663	6,414
Ascendis Pharma A/S sponsored ADR (a)	401,321	46,457
Atara Biotherapeutics, Inc. (a)	13,320	190
Axcella Health, Inc.	296,218	2,261
BeiGene Ltd.	587,600	6,033
BeiGene Ltd. ADR (a)	136,661	18,769
bluebird bio, Inc. (a)	313,921	41,196
Blueprint Medicines Corp. (a)	121,589	12,177
Bridgebio Pharma, Inc. (e)	258,300	7,581
CareDx, Inc. (a)	1,067,181	34,972
Cellectis SA sponsored ADR (a)	128,924	1,876
Cibus Corp.:
Series C (a)(b)(c)(d)	3,045,600	5,093
Series D (a)(b)(c)(d)	1,716,640	2,146
Coherus BioSciences, Inc. (a)	571,499	9,613
Crinetics Pharmaceuticals, Inc. (a)	264,890	5,372
CytomX Therapeutics, Inc. (a)(f)	378,621	3,904
Denali Therapeutics, Inc. (a)(e)	603,819	12,892
Editas Medicine, Inc. (a)(e)	444,777	11,231
Epizyme, Inc. (a)	110,005	1,459
Exact Sciences Corp. (a)	108,577	12,498
FibroGen, Inc. (a)	436,448	20,627
Global Blood Therapeutics, Inc. (a)	637,844	34,954
Immunomedics, Inc. (a)(e)	644,138	9,501
Intellia Therapeutics, Inc. (a)(e)	546,573	9,893
Intercept Pharmaceuticals, Inc. (a)	322,141	20,247
Ionis Pharmaceuticals, Inc. (a)	149,831	9,868
Ironwood Pharmaceuticals, Inc. Class A (a)	959,699	10,202
Natera, Inc. (a)	808,272	22,292
Neurocrine Biosciences, Inc. (a)	536,938	51,755
Principia Biopharma, Inc.	100,910	3,748
Repligen Corp. (a)	32,500	3,068
Rubius Therapeutics, Inc.	125,141	1,664
Sage Therapeutics, Inc. (a)	471,907	75,666
Sarepta Therapeutics, Inc. (a)	504,557	75,103
Scholar Rock Holding Corp. (a)	163,509	2,010
The Medicines Company (a)(e)	559,577	20,055
TransMedics Group, Inc.	353,360	8,385
Vertex Pharmaceuticals, Inc. (a)	490,484	81,724
Xencor, Inc. (a)	410,010	18,049
Zai Lab Ltd. ADR (a)	477,878	15,349
		1,211,085
Health Care Equipment & Supplies - 3.2%
Alcon, Inc. (a)	567,579	33,345
Atricure, Inc. (a)	176,520	5,663
Axonics Modulation Technologies, Inc. (a)(e)	302,638	11,107
Boston Scientific Corp. (a)	7,658,107	325,163
Danaher Corp.	416,290	58,489
DexCom, Inc. (a)	152,053	23,853
Edwards Lifesciences Corp. (a)	41,600	8,855
Establishment Labs Holdings, Inc. (a)(e)	371,217	9,266
Inspire Medical Systems, Inc. (a)	47,400	3,206
Insulet Corp. (a)	293,196	36,046
Intuitive Surgical, Inc. (a)	488,394	253,726
Koninklijke Philips Electronics NV	444,700	20,861
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	129,900	6,078
Novocure Ltd. (a)	222,838	18,545
Quanterix Corp. (a)	143,678	4,451
Shockwave Medical, Inc. (a)(e)	676,452	33,092
Silk Road Medical, Inc. (e)	84,405	3,654
Tandem Diabetes Care, Inc. (a)	423,591	26,868
ViewRay, Inc. (a)(e)	534,354	4,788
Wright Medical Group NV (a)	300,977	8,686
		895,742
Health Care Providers & Services - 2.7%
Anthem, Inc.	93,852	27,650
Guardant Health, Inc. (e)	299,728	28,171
HCA Holdings, Inc.	249,839	33,356
Humana, Inc.	651,931	193,461
Notre Dame Intermedica Participacoes SA	989,000	11,325
OptiNose, Inc. (a)(e)	735,412	3,949
UnitedHealth Group, Inc.	1,871,111	465,925
		763,837
Health Care Technology - 0.0%
Health Catalyst, Inc.	80,000	3,540
Livongo Health, Inc. (e)	61,500	2,721
Phreesia, Inc. (e)	260,300	7,114
		13,375
Life Sciences Tools & Services - 0.4%
Adaptive Biotechnologies Corp. (e)	106,600	4,109
Avantor, Inc.	617,655	10,865
IQVIA Holdings, Inc. (a)	90,686	14,434
Thermo Fisher Scientific, Inc.	344,607	95,690
		125,098
Pharmaceuticals - 1.1%
Akcea Therapeutics, Inc. (a)	787,919	17,043
AstraZeneca PLC sponsored ADR	1,685,893	73,185
Bristol-Myers Squibb Co.	2,033,344	90,301
Chiasma, Inc. warrants 12/16/24 (a)	55,391	99
Corteva, Inc.	204,400	6,030
Hansoh Pharmaceutical Group Co. Ltd. (f)	2,256,000	6,063
Horizon Pharma PLC (a)	186,404	4,640
Merck & Co., Inc.	427,600	35,487
Morphic Holding, Inc.	186,000	4,200
MyoKardia, Inc. (a)	97,201	5,291
Nektar Therapeutics (a)	878,523	25,003
TherapeuticsMD, Inc. (a)(e)	938,506	2,018
Theravance Biopharma, Inc. (a)	55,608	1,159
Turning Point Therapeutics, Inc.	548,485	21,852
Zogenix, Inc. (a)	107,922	5,199
		297,570

TOTAL HEALTH CARE		3,306,707

INDUSTRIALS - 5.1%
Aerospace & Defense - 1.3%
Elbit Systems Ltd.	49,306	7,869
General Dynamics Corp.	109,564	20,372
Lockheed Martin Corp.	514,121	186,199
Northrop Grumman Corp.	8,200	2,834
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	242,545	51,905
Class C (a)(c)(d)	2,783	596
The Boeing Co.	322,895	110,165
		379,940
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	628,900	75,135
XPO Logistics, Inc. (a)(e)	85,600	5,776
		80,911
Airlines - 0.3%
Spirit Airlines, Inc. (a)	1,777,691	75,427
Commercial Services & Supplies - 0.1%
HomeServe PLC	1,491,468	20,695
Tomra Systems ASA	575,200	17,002
		37,697
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	235,111	12,969
Electrical Equipment - 0.1%
Fortive Corp.	426,990	32,473
Industrial Conglomerates - 1.0%
General Electric Co.	19,221,685	200,867
Honeywell International, Inc.	401,527	69,247
		270,114
Machinery - 0.6%
AGCO Corp.	75,500	5,814
Deere & Co.	945,904	156,689
Rational AG	14,778	10,077
		172,580
Professional Services - 0.0%
TriNet Group, Inc. (a)	77,300	5,685
Road & Rail - 1.3%
Canadian Pacific Railway Ltd.	23,830	5,690
Knight-Swift Transportation Holdings, Inc. Class A	1,735,837	62,212
Lyft, Inc. (e)	453,961	27,633
Lyft, Inc.	1,266,687	73,248
Uber Technologies, Inc.	5,209,654	197,581
Uber Technologies, Inc. (e)	168,813	7,114
		373,478

TOTAL INDUSTRIALS		1,441,274

INFORMATION TECHNOLOGY - 34.8%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	414,157	113,251
Cisco Systems, Inc.	944,900	52,347
		165,598
Electronic Equipment & Components - 0.0%
Coherent, Inc. (a)	81,500	11,316
IPG Photonics Corp. (a)	21,200	2,777
		14,093
Internet Software & Services - 0.1%
Farfetch Ltd. Class A (e)	455,743	9,160
Qudian, Inc. ADR (a)(e)	577,432	5,278
		14,438
IT Services - 7.3%
Akamai Technologies, Inc. (a)	858,257	75,638
Elastic NV (e)	627,472	62,013
Endava PLC ADR (a)	288,563	10,677
Fastly, Inc. Class A (e)	57,132	1,240
Fiserv, Inc. (a)	26,900	2,836
Fiverr International Ltd. (e)	187,300	4,757
GMO Internet, Inc.	158,000	2,588
GoDaddy, Inc. (a)	345,471	25,351
Keywords Studios PLC	111,361	2,252
MasterCard, Inc. Class A	1,978,208	538,607
MongoDB, Inc. Class A (a)	64,145	9,187
Okta, Inc. (a)	647,165	84,669
PagSeguro Digital Ltd. (a)	502,100	21,831
PayPal Holdings, Inc. (a)	2,599,238	286,956
Shopify, Inc. Class A (a)	280,641	89,183
Square, Inc. (a)	291,684	23,454
Twilio, Inc. Class A (a)	320,005	44,516
Visa, Inc. Class A	4,098,163	729,473
Wix.com Ltd. (a)	352,194	52,308
		2,067,536
Semiconductors & Semiconductor Equipment - 9.0%
Advanced Micro Devices, Inc. (a)	2,796,694	85,159
Analog Devices, Inc.	74,600	8,763
Applied Materials, Inc.	600,835	29,663
ASML Holding NV	88,170	19,645
First Solar, Inc. (a)	54,360	3,506
Inphi Corp. (a)	642,228	38,669
Lam Research Corp.	590,585	123,202
Marvell Technology Group Ltd.	26,024,826	683,412
Microchip Technology, Inc.	242,900	22,935
Micron Technology, Inc. (a)	3,183,932	142,927
Monolithic Power Systems, Inc.	290,095	42,980
NVIDIA Corp.	3,160,203	533,189
NXP Semiconductors NV	3,321,821	343,443
Qorvo, Inc. (a)	115,300	8,450
Qualcomm, Inc.	6,032,902	441,367
Skyworks Solutions, Inc.	99,200	8,460
Universal Display Corp.	136,795	28,875
		2,564,645
Software - 11.9%
Adobe, Inc. (a)	1,091,716	326,270
Altair Engineering, Inc. Class A (a)	88,620	3,687
Anaplan, Inc.	61,020	3,474
Atlassian Corp. PLC (a)	113,827	15,949
Atom Tickets LLC (a)(b)(c)(d)	1,204,239	2,312
Blue Prism Group PLC (a)	1,050,008	18,170
Ceridian HCM Holding, Inc. (a)	53,700	2,863
Coupa Software, Inc. (a)	160,744	21,815
Crowdstrike Holdings, Inc. (e)	226,700	20,192
DocuSign, Inc. (a)	317,002	16,395
HubSpot, Inc. (a)	137,139	24,509
Intuit, Inc.	214,232	59,409
Lightspeed POS, Inc. (a)	645,131	19,376
LivePerson, Inc. (a)	491,600	16,316
Medallia, Inc. (e)	43,300	1,726
Microsoft Corp.	10,889,650	1,483,933
Nutanix, Inc. Class B (a)(f)	482,746	10,958
Pagerduty, Inc. (e)	42,898	1,896
Paycom Software, Inc. (a)	342,467	82,449
RingCentral, Inc. (a)	454,567	64,539
Salesforce.com, Inc. (a)	4,975,420	768,702
ServiceNow, Inc. (a)	354,199	98,251
Slack Technologies, Inc. Class A (a)(e)	454,196	15,179
Smartsheet, Inc. (a)	244,595	12,208
Splunk, Inc. (a)	159,640	21,601
StoneCo Ltd. Class A (a)(e)	169,600	5,938
Synopsys, Inc. (a)	23,331	3,097
Tanium, Inc. Class B (a)(c)(d)	554,900	5,921
The Trade Desk, Inc. (a)	330,083	86,914
Tufin Software Technologies Ltd. (e)	215,273	4,699
Workday, Inc. Class A (a)	633,047	126,597
Zendesk, Inc. (a)	286,163	23,912
Zoom Video Communications, Inc. Class A (e)	87,541	8,361
		3,377,618
Technology Hardware, Storage & Peripherals - 5.9%
Apple, Inc.	7,647,087	1,629,135
Western Digital Corp.	654,279	35,259
		1,664,394

TOTAL INFORMATION TECHNOLOGY		9,868,322

MATERIALS - 0.9%
Chemicals - 0.9%
CF Industries Holdings, Inc.	1,995,043	98,874
Nutrien Ltd.	1,869,864	102,518
The Chemours Co. LLC	594,000	11,328
The Mosaic Co.	2,269,100	57,159
		269,879
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	4,367,660	34,548
Crown Castle International Corp.	123,767	16,493
		51,041
Real Estate Management & Development - 0.0%
Parsvnath Developers Ltd. (a)	13,552,437	649

TOTAL REAL ESTATE		51,690

UTILITIES - 0.0%
Electric Utilities - 0.0%
ORSTED A/S (f)	35,000	3,197
TOTAL COMMON STOCKS
(Cost $15,040,912)		27,148,214

Preferred Stocks - 4.2%
Convertible Preferred Stocks - 4.2%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.2%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(b)(c)(d)	68,723	9,794
Series 4 (a)(b)(c)(d)	6,272	894
Series 5 (a)(b)(c)(d)	25,187	3,590
Neutron Holdings, Inc.:
Series C (a)(c)(d)	50,654,200	12,284
Series D (c)(d)	85,315,542	20,689
Topgolf International, Inc. Series F (a)(c)(d)	415,730	6,365
		53,616
Internet & Direct Marketing Retail - 0.1%
Reddit, Inc. Series B (a)(c)(d)	524,232	11,369
The Honest Co., Inc.:
Series C (a)(c)(d)	350,333	13,540
Series D (a)(c)(d)	77,448	3,544
Series E (a)(c)(d)	551,397	10,807
		39,260
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(c)(d)	1,341,716	28,552
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	14,293	716
Series B (c)(d)	2,512	126
Series C (c)(d)	23,999	1,202
		2,044
TOTAL CONSUMER DISCRETIONARY		123,472
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 0.2%
Roofoods Ltd. Series F (a)(c)(d)	41,941	17,527
Sweetgreen, Inc. Series H (c)(d)	3,242,523	48,800
		66,327
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	1,091,300	6,209
Tobacco - 2.7%
JUUL Labs, Inc.:
Series C (a)(c)(d)	2,613,078	744,727
Series D (a)(c)(d)	13,822	3,939
Series E (a)(c)(d)	14,959	4,263
		752,929
TOTAL CONSUMER STAPLES		825,465
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(c)(d)	3,552,125	12,006
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(c)(d)	800,982	10,557
Generation Bio Series B (a)(c)(d)	460,500	4,186
Immunocore Ltd. Series A (a)(c)(d)	11,275	1,335
Nuvation Bio, Inc. Series A (c)(d)(g)	8,221,300	6,342
		22,420
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	2,728,716	20,138
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (c)(d)	3,301	1,389
TOTAL HEALTH CARE		43,947
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	97,277	20,817
Series H (a)(c)(d)	25,767	5,514
		26,331
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	692,196	2,644
TOTAL INDUSTRIALS		28,975
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.1%
ContextLogic, Inc. Series G (a)(c)(d)	133,922	22,709
Starry, Inc.:
Series C (a)(c)(d)	5,833,836	8,342
Series D (c)(d)	4,312,627	6,167
		37,218
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	646,522	624
Software - 0.4%
Bird Rides, Inc. Series C (c)(d)	2,114,013	24,830
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	1,160,525	22,967
Compass, Inc. Series E (a)(c)(d)	53,263	8,416
Dataminr, Inc. Series D (a)(c)(d)	277,250	5,606
Delphix Corp. Series D (a)(c)(d)	675,445	6,106
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,928,086	133
Malwarebytes Corp. Series B (a)(c)(d)	1,056,193	21,177
Taboola.Com Ltd. Series E (a)(c)(d)	634,902	15,733
UiPath, Inc.:
Series A1 (c)(d)	128,283	5,048
Series B1 (c)(d)	6,390	251
Series B2 (c)(d)	31,827	1,252
		111,519
TOTAL INFORMATION TECHNOLOGY		149,361
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Sonder Canada, Inc. Series D (c)(d)	606,719	6,368

TOTAL CONVERTIBLE PREFERRED STOCKS		1,189,594

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	7,680	385
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (c)(d)	29,758	12,519

TOTAL NONCONVERTIBLE PREFERRED STOCKS		12,904

TOTAL PREFERRED STOCKS
(Cost $348,767)		1,202,498

Money Market Funds - 2.6%
Fidelity Cash Central Fund 2.43% (h)	14,139,360	14,142
Fidelity Securities Lending Cash Central Fund 2.43% (h)(i)	721,255,997	721,328
TOTAL MONEY MARKET FUNDS
(Cost $735,470)		735,470
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $16,125,149)		29,086,182
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(747,289)
NET ASSETS - 100%		$28,338,893

Legend

 (a) Non-income producing

 (b) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,367,790,000 or 4.8% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,176,000 or 0.1% of net assets.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series F	8/31/17	$11,121
Agbiome LLC Series C	6/29/18	$6,912
Allbirds, Inc.	10/9/18	$1,986
Allbirds, Inc.	10/9/18	$421
Allbirds, Inc. Series A	10/9/18	$784
Allbirds, Inc. Series B	10/9/18	$138
Allbirds, Inc. Series C	10/9/18	$1,316
Ant International Co. Ltd. Class C	5/16/18	$24,503
AppNexus, Inc. Series E (Escrow)	8/1/14	$12,951
Atom Tickets LLC	8/15/17	$7,000
Bird Rides, Inc. Series C	12/21/18	$24,830
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$9,831
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$1,360
Cibus Corp. Series C	2/16/18	$6,396
Cibus Corp. Series D	5/10/19	$2,146
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$9,459
Compass, Inc. Series E	11/3/17	$3,594
ContextLogic, Inc. Series G	10/24/17	$18,017
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Generation Bio Series B	2/21/18	$4,212
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$--
JUUL Labs, Inc.	11/21/17	$--
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$453
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$--
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$--
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$321
Malwarebytes Corp. Series B	12/21/15	$10,958
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$9,415
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	$878
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	$3,590
Mulberry Health, Inc. Series A8	1/20/16	$18,432
Neutron Holdings, Inc. Series C	7/3/18	$9,262
Neutron Holdings, Inc. Series D	1/25/19	$20,689
Nuvation Bio, Inc. Series A	6/17/19	$6,342
Oportun Finance Corp. Series H	2/6/15	$10,114
Peloton Interactive, Inc. Series E	3/31/17	$7,266
Reddit, Inc. Series B	7/26/17	$7,442
Roofoods Ltd. Series F	9/12/17	$14,829
Sonder Canada, Inc. Series D	5/21/19	$6,368
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$23,515
Space Exploration Technologies Corp. Class C	9/11/17	$376
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Space Exploration Technologies Corp. Series H	8/4/17	$3,479
Starry, Inc. Series C	12/8/17	$5,379
Starry, Inc. Series D	3/6/19	$6,167
Sweetgreen, Inc. Series H	11/9/18	$42,282
Taboola.Com Ltd. Series E	12/22/14	$6,619
Tanium, Inc. Class B	4/21/17	$2,755
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
The Honest Co., Inc. Series E	9/28/17	$10,810
Topgolf International, Inc. Series F	11/10/17	$5,751
Tory Burch LLC	5/14/15	$20,890
UiPath, Inc. Series A1	6/14/19	$5,048
UiPath, Inc. Series B1	6/14/19	$251
UiPath, Inc. Series B2	6/14/19	$1,252
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$19,025
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$541
Fidelity Securities Lending Cash Central Fund	5,997
Total	$6,538

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,686,654	$4,497,369	$157,306	$31,979
Consumer Discretionary	6,461,053	6,248,095	66,224	146,734
Consumer Staples	1,583,501	746,837	3,284	833,380
Energy	158,731	73,672	85,059	--
Financials	278,534	218,934	47,594	12,006
Health Care	3,363,173	3,264,151	35,317	63,705
Industrials	1,470,249	1,117,944	270,829	81,476
Information Technology	10,017,683	9,860,089	--	157,594
Materials	269,879	269,879	--	--
Real Estate	58,058	16,493	649	40,916
Utilities	3,197	3,197	--	--
Money Market Funds	735,470	735,470	--	--
Total Investments in Securities:	$29,086,182	$27,052,130	$666,262	$1,367,790

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$476,524
Net Realized Gain (Loss) on Investment Securities	380,118
Net Unrealized Gain (Loss) on Investment Securities	340,403
Cost of Purchases	42,736
Proceeds of Sales	(406,401)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$833,380
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$342,234
Equities - Information Technology
Beginning Balance	$388,432
Net Realized Gain (Loss) on Investment Securities	(7,293)
Net Unrealized Gain (Loss) on Investment Securities	(115,107)
Cost of Purchases	51,193
Proceeds of Sales	(159,631)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$157,594
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$8,787
Other Investments in Securities
Beginning Balance	$295,337
Net Realized Gain (Loss) on Investment Securities	54
Net Unrealized Gain (Loss) on Investment Securities	51,851
Cost of Purchases	57,310
Proceeds of Sales	(27,736)
Ending Balance	$376,816
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$59,218

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Cayman Islands	3.1%
Bermuda	2.4%
Netherlands	1.6%
Canada	1.1%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $702,095) — See accompanying schedule: Unaffiliated issuers (cost $15,389,679)	$28,350,712
Fidelity Central Funds (cost $735,470)	735,470
Total Investment in Securities (cost $16,125,149)		$29,086,182
Restricted cash		280
Foreign currency held at value (cost $5)		5
Receivable for investments sold		133,040
Receivable for fund shares sold		18,178
Dividends receivable		6,853
Distributions receivable from Fidelity Central Funds		664
Prepaid expenses		68
Other receivables		1,316
Total assets		29,246,586
Liabilities
Payable to custodian bank	$1,904
Payable for investments purchased
Regular delivery	134,150
Delayed delivery	3,171
Payable for fund shares redeemed	26,418
Accrued management fee	16,552
Other affiliated payables	2,999
Other payables and accrued expenses	1,202
Collateral on securities loaned	721,297
Total liabilities		907,693
Net Assets		$28,338,893
Net Assets consist of:
Paid in capital		$14,505,077
Total distributable earnings (loss)		13,833,816
Net Assets		$28,338,893
Net Asset Value and Maximum Offering Price
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($23,022,835 ÷ 223,406 shares)		$103.05
Class K:
Net Asset Value, offering price and redemption price per share ($5,316,058 ÷ 51,493 shares)		$103.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2019
Investment Income
Dividends		$193,039
Income from Fidelity Central Funds (including $5,997 from security lending)		6,538
Total income		199,577
Expenses
Management fee
Basic fee	$141,881
Performance adjustment	28,241
Transfer agent fees	32,446
Accounting and security lending fees	2,026
Custodian fees and expenses	376
Independent trustees' fees and expenses	144
Registration fees	488
Audit	166
Legal	73
Interest	122
Miscellaneous	173
Total expenses before reductions	206,136
Expense reductions	(720)
Total expenses after reductions		205,416
Net investment income (loss)		(5,839)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,736,717
Fidelity Central Funds	(11)
Foreign currency transactions	(356)
Total net realized gain (loss)		1,736,350
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	509,544
Assets and liabilities in foreign currencies	(113)
Total change in net unrealized appreciation (depreciation)		509,431
Net gain (loss)		2,245,781
Net increase (decrease) in net assets resulting from operations		$2,239,942

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,839)	$34,241
Net realized gain (loss)	1,736,350	2,451,922
Change in net unrealized appreciation (depreciation)	509,431	2,830,656
Net increase (decrease) in net assets resulting from operations	2,239,942	5,316,819
Distributions to shareholders	(1,427,021)	–
Distributions to shareholders from net investment income	–	(24,826)
Distributions to shareholders from net realized gain	–	(955,924)
Total distributions	(1,427,021)	(980,750)
Share transactions - net increase (decrease)	1,142,357	(610,765)
Total increase (decrease) in net assets	1,955,278	3,725,304
Net Assets
Beginning of period	26,383,615	22,658,311
End of period	$28,338,893	$26,383,615
Other Information
Undistributed net investment income end of period		$19,407

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$99.75	$83.20	$69.52	$75.25	$66.72
Income from Investment Operations
Net investment income (loss)A	(.04)	.11B	.11	.09	.05
Net realized and unrealized gain (loss)	8.65	20.20	16.30	(2.16)	12.56
Total from investment operations	8.61	20.31	16.41	(2.07)	12.61
Distributions from net investment income	(.11)	(.08)	(.15)	(.03)	(.09)
Distributions from net realized gain	(5.20)	(3.68)	(2.58)	(3.63)	(3.99)
Total distributions	(5.31)	(3.76)	(2.73)	(3.66)	(4.08)
Net asset value, end of period	$103.05	$99.75	$83.20	$69.52	$75.25
Total ReturnC	9.09%	25.21%	24.48%	(2.59)%	19.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.72%	.70%	.82%	.89%
Expenses net of fee waivers, if any	.80%	.72%	.70%	.82%	.89%
Expenses net of all reductions	.80%	.72%	.69%	.82%	.88%
Net investment income (loss)	(.04)%	.12%B	.15%	.13%	.07%
Supplemental Data
Net assets, end of period (in millions)	$23,023	$20,714	$16,993	$14,230	$15,346
Portfolio turnover rateF	45%G	41%G	43%G	50%G	51%G

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$99.92	$83.34	$69.67	$75.36	$66.82
Income from Investment Operations
Net investment income (loss)A	.05	.20B	.19	.16	.13
Net realized and unrealized gain (loss)	8.66	20.22	16.32	(2.15)	12.57
Total from investment operations	8.71	20.42	16.51	(1.99)	12.70
Distributions from net investment income	(.19)	(.16)	(.27)	(.07)	(.17)
Distributions from net realized gain	(5.20)	(3.68)	(2.58)	(3.63)	(3.99)
Total distributions	(5.39)	(3.84)	(2.84)C	(3.70)	(4.16)
Net asset value, end of period	$103.24	$99.92	$83.34	$69.67	$75.36
Total ReturnD	9.20%	25.33%	24.63%	(2.47)%	19.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.62%	.59%	.70%	.78%
Expenses net of fee waivers, if any	.70%	.62%	.59%	.70%	.77%
Expenses net of all reductions	.70%	.62%	.58%	.70%	.77%
Net investment income (loss)	.05%	.22%B	.26%	.25%	.19%
Supplemental Data
Net assets, end of period (in millions)	$5,316	$5,669	$5,665	$5,158	$5,898
Portfolio turnover rateG	45%H	41%H	43%H	50%H	51%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total distributions of $2.84 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $2.576 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,367,790	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 - 15.9 / 5.5	Increase
			Transaction price	$0.77 - $411.85 / $230.83	Increase
			Discount rate	6.0% - 75.0% / 20.5%	Decrease
			Premium rate	6.9% - 75.7% / 54.1%	Increase
			Conversion ratio	3.0	Increase
			Proxy discount	0.6% - 26.8% / 6.9%	Decrease
			Discount for lack of marketability	10.0% - 25.0% / 13.8%	Decrease
			Price/Earnings multiple (P/E)	8.4	Increase
			Liquidity preference	$14.90 - $45.76 / $30.68	Increase
			Proxy premium	0.2%	Increase
		Recovery value	Recovery value	0.0% - 1.0% / 0.8%	Increase
		Market approach	Transaction price	$0.24 - $417.90 / $233.80	Increase
			Conversion ratio	1.0	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $932 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,295,368
Gross unrealized depreciation	(430,199)
Net unrealized appreciation (depreciation)	$12,865,169
Tax Cost	$16,221,013

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$980,255
Net unrealized appreciation (depreciation) on securities and other investments	$12,865,108

The Fund intends to elect to defer to its next fiscal year $10,615 of ordinary losses recognized during the period January 1, 2019 to August 31, 2019.

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$33,263	$ 24,826
Long-term Capital Gains	1,393,758	955,924
Total	$1,427,021	$ 980,750

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $74,947 in these Subsidiaries, representing .26% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $12,738,745 and $12,032,887, respectively.

Unaffiliated Redemptions In-Kind. During the period, 5,962 shares of the Fund were redeemed in-kind for investments and cash with a value of $553,702. The net realized gain of $337,523 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 15,023 shares of the Fund were redeemed in-kind for investments and cash with a value of $1,335,342. The Fund had a net realized gain of $811,963 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$29,979.14
Class K	2,467.05
	$ 32,446

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $292 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$20,124	2.53%	$117

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $205.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $1,710. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $231 from securities loaned to NFS, as affiliated borrower.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $9,069. The weighted average interest rate was 2.90%. The interest expense amounted to $5 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $500 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $30. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Blue Chip Growth	$3

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $187.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Blue Chip Growth	$1,117,762	$–
Class K	309,259	–
Total	$1,427,021	$–
From net investment income
Blue Chip Growth	$–	$14,640
Class K	–	10,186
Total	$–	$24,826
From net realized gain
Blue Chip Growth	$–	$722,426
Class K	–	233,498
Total	$–	$955,924

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2019	Year ended July 31, 2018
Blue Chip Growth
Shares sold	46,648	40,439	$4,497,772	$3,709,387
Reinvestment of distributions	11,015	8,154	1,055,435	698,554
Shares redeemed	(41,910)(a)	(45,177)	(3,958,336)(a)	(4,036,931)
Net increase (decrease)	15,753	3,416	$1,594,871	$371,010
Class K
Shares sold	12,360	14,932	$1,191,601	$1,373,508
Reinvestment of distributions	3,225	2,843	309,259	243,684
Shares redeemed	(20,830)(a)	(29,012)(b)	(1,953,374)(a)	(2,598,967)(b)
Net increase (decrease)	(5,245)	(11,237)	$(452,514)	$(981,775)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Blue Chip Growth	.85%
Actual		$1,000.00	$1,118.30	$4.46
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Class K	.76%
Actual		$1,000.00	$1,118.90	$3.99
Hypothetical-C		$1,000.00	$1,021.03	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Blue Chip Growth Fund
Blue Chip Growth	09/16/19	09/13/19	$3.595
Class K	09/16/19	09/13/19	$3.595

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $1,456,204,981, or, if subsequently determined to be different, the net capital gain of such year.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth and Class K designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

BCF-ANN-0919
1.536058.122

Fidelity® Blue Chip Growth K6 Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Life of fundA
Fidelity® Blue Chip Growth K6 Fund	7.48%	15.76%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$13,764	Fidelity® Blue Chip Growth K6 Fund
$13,961	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year, the fund returned 7.48%, behind the 10.82% result of the Russell 1000® Growth Index. Security selection in consumer discretionary, industrials, materials and financials hampered the fund’s relative result. Positioning in communication services and energy also hurt, as did an underweighting in real estate. In terms of individual detractors, an overweighting in graphics chip designer Nvidia (-31%) hurt the most. Shares of Nvidia suffered as the firm grappled with excess inventory amid a slowdown in capital spending from some of Nvidia’s hyperscale customers. An outsized stake in Activision Blizzard (-33%) also detracted, as the video-gaming company faced strong competition from the blockbuster online game Fortnite. Conversely, choices in information technology and an underweighting in industrials added value. Among individual positions, an overweighting in Marvell Technology Group, a producer of storage, communications and consumer semiconductor products, added value, driven partly by demand for its chips tied to the build-out of fifth-generation (5G) wireless infrastructure. An out-of-benchmark private investment in e-cigarette maker JUUL Labs also contributed. JUUL’s success in penetrating the U.S. market supported a higher valuation for this position. As the largest industry participant, JUUL has been a focus of the U.S. Food and Drug Administration, which called teen vaping an "epidemic."

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Amazon.com, Inc.	7.4
Alphabet, Inc. Class A	7.1
Apple, Inc.	5.9
Microsoft Corp.	5.0
Facebook, Inc. Class A	4.5
Salesforce.com, Inc.	2.9
Visa, Inc. Class A	2.8
Marvell Technology Group Ltd.	2.6
MasterCard, Inc. Class A	2.0
NVIDIA Corp.	2.0
42.2

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Information Technology	36.0
Consumer Discretionary	23.1
Communication Services	17.4
Health Care	12.1
Industrials	4.6

Asset Allocation (% of fund's net assets)

As of July 31, 2019 *
Stocks	98.5%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 11.2%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 17.4%
Entertainment - 3.8%
Activision Blizzard, Inc.	275,496	$13,427,675
Netflix, Inc. (a)	112,525	36,344,450
Nintendo Co. Ltd.	4,800	1,765,886
Nintendo Co. Ltd. ADR	17,134	791,419
Take-Two Interactive Software, Inc. (a)	26,223	3,212,842
The Walt Disney Co.	219,479	31,387,692
		86,929,964
Interactive Media & Services - 13.4%
Alphabet, Inc.:
Class A (a)	133,794	162,987,851
Class C (a)	10,131	12,326,185
CarGurus, Inc. Class A (a)	52,364	1,951,606
Facebook, Inc. Class A (a)	528,019	102,557,130
IAC/InterActiveCorp (a)	5,611	1,341,310
Match Group, Inc.	27,379	2,061,365
Snap, Inc. Class A (a)(b)	141,255	2,373,084
Tencent Holdings Ltd.	250,900	11,690,177
Twitter, Inc. (a)	206,766	8,748,269
Zillow Group, Inc. Class C (a)(b)	9,600	479,616
		306,516,593
Media - 0.0%
Sinclair Broadcast Group, Inc. Class A	26,155	1,314,289
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	61,458	4,900,046

TOTAL COMMUNICATION SERVICES		399,660,892

CONSUMER DISCRETIONARY - 23.0%
Auto Components - 0.0%
Aptiv PLC	9,030	791,480
Automobiles - 1.2%
Tesla, Inc. (a)(b)	113,847	27,506,574
Diversified Consumer Services - 0.0%
Afya Ltd.	19,600	566,832
Hotels, Restaurants & Leisure - 3.0%
Chipotle Mexican Grill, Inc. (a)	2,542	2,022,237
Churchill Downs, Inc.	5,700	682,005
Dunkin' Brands Group, Inc.	2,800	224,448
Eldorado Resorts, Inc. (a)	101,529	4,580,988
Hilton Grand Vacations, Inc. (a)	85,249	2,787,642
Kambi Group PLC (a)	44,400	569,864
McDonald's Corp.	14,753	3,108,752
Planet Fitness, Inc. (a)	83,524	6,569,998
PlayAGS, Inc. (a)	89,246	1,674,255
Restaurant Brands International, Inc.	73,437	5,408,453
Royal Caribbean Cruises Ltd.	53,543	6,229,193
Sea Ltd. ADR (a)(b)	377,091	13,235,894
Shake Shack, Inc. Class A (a)	41,667	3,110,858
Starbucks Corp.	96,971	9,182,184
Vail Resorts, Inc.	4,900	1,207,948
Wynn Resorts Ltd.	55,216	7,181,945
		67,776,664
Household Durables - 0.4%
D.R. Horton, Inc.	47,828	2,196,740
Mohawk Industries, Inc. (a)	34,671	4,323,127
Roku, Inc. Class A (a)	31,137	3,217,386
		9,737,253
Internet & Direct Marketing Retail - 10.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	124,964	21,632,518
Amazon.com, Inc. (a)	90,292	168,555,297
Chewy, Inc.	12,100	406,076
JD.com, Inc. sponsored ADR (a)	267,451	7,999,459
MakeMyTrip Ltd. (a)	17,219	440,634
Meituan Dianping Class B	52,300	422,908
MercadoLibre, Inc. (a)	9,535	5,925,240
Ocado Group PLC (a)	33,249	503,607
Pinduoduo, Inc. ADR	271,675	6,050,202
The Booking Holdings, Inc. (a)	9,893	18,664,233
The RealReal, Inc. (b)	79,500	1,951,725
Wayfair LLC Class A (a)	49,713	6,520,357
		239,072,256
Multiline Retail - 1.0%
Dollar General Corp.	8,437	1,130,727
Dollar Tree, Inc. (a)	157,840	16,060,220
Dollarama, Inc.	19,500	722,496
Ollie's Bargain Outlet Holdings, Inc. (a)	10,462	886,027
Target Corp.	34,140	2,949,696
		21,749,166
Specialty Retail - 3.8%
American Eagle Outfitters, Inc.	124,082	2,195,011
Burlington Stores, Inc.(a)	34,638	6,260,819
Carvana Co. Class A (a)	52,161	3,315,353
Five Below, Inc. (a)	33,487	3,933,383
Floor & Decor Holdings, Inc. Class A (a)	88,423	3,461,760
IAA Spinco, Inc. (a)	5,400	252,450
John David Group PLC	29,400	232,325
Lowe's Companies, Inc.	243,693	24,710,470
RH (a)(b)	49,600	6,914,240
The Children's Place Retail Stores, Inc.	11,481	1,121,349
The Home Depot, Inc.	112,023	23,938,195
TJX Companies, Inc.	80,964	4,417,396
Ulta Beauty, Inc. (a)	14,352	5,012,436
		85,765,187
Textiles, Apparel & Luxury Goods - 3.2%
adidas AG	28,999	9,295,103
Allbirds, Inc. (c)(d)	2,352	117,812
Canada Goose Holdings, Inc. (a)	23,481	1,099,682
Capri Holdings Ltd. (a)	77,499	2,758,189
Crocs, Inc. (a)	34,213	781,767
lululemon athletica, Inc. (a)	107,037	20,453,700
LVMH Moet Hennessy Louis Vuitton SE	7,374	3,045,898
Moncler SpA	73,904	3,040,942
NIKE, Inc. Class B	232,078	19,965,670
PVH Corp.	68,075	6,053,229
Revolve Group, Inc. (b)	35,300	1,216,791
Tapestry, Inc.	89,420	2,765,761
Under Armour, Inc. Class C (non-vtg.) (a)	105,986	2,155,755
		72,750,299

TOTAL CONSUMER DISCRETIONARY		525,715,711

CONSUMER STAPLES - 3.0%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	3,500	688,870
Fever-Tree Drinks PLC	111,836	3,177,048
Keurig Dr. Pepper, Inc.	76,931	2,164,838
Monster Beverage Corp. (a)	44,385	2,861,501
Pernod Ricard SA	1,123	197,725
		9,089,982
Food & Staples Retailing - 1.2%
BJ's Wholesale Club Holdings, Inc. (a)	228,211	5,376,651
Costco Wholesale Corp.	66,325	18,281,160
Grocery Outlet Holding Corp.	5,700	221,958
Walmart, Inc.	22,000	2,428,360
		26,308,129
Food Products - 0.2%
Darling International, Inc. (a)	21,320	433,436
JBS SA	40,600	264,897
Nestle SA (Reg. S)	2,561	271,689
The Kraft Heinz Co.	43,300	1,386,033
Tyson Foods, Inc. Class A	26,880	2,136,960
		4,493,015
Household Products - 0.0%
Energizer Holdings, Inc.	17,400	732,192
Personal Products - 0.4%
Coty, Inc. Class A	363,616	3,967,051
Estee Lauder Companies, Inc. Class A	33,603	6,189,337
		10,156,388
Tobacco - 0.8%
Altria Group, Inc.	265,170	12,481,552
JUUL Labs, Inc. Class A (a)(c)(d)	23,134	6,593,190
		19,074,742

TOTAL CONSUMER STAPLES		69,854,448

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Continental Resources, Inc. (a)	49,133	1,826,274
Diamondback Energy, Inc.	23,032	2,382,200
Hess Corp.	27,885	1,808,063
Pioneer Natural Resources Co.	1,700	234,668
Reliance Industries Ltd.	337,042	5,674,323
		11,925,528
FINANCIALS - 1.0%
Banks - 0.4%
Bank of America Corp.	268,463	8,236,445
HDFC Bank Ltd. sponsored ADR	1,968	226,281
ICICI Bank Ltd. sponsored ADR	41,664	508,717
IndusInd Bank Ltd.	8,949	182,762
Kotak Mahindra Bank Ltd.	38,102	837,725
		9,991,930
Capital Markets - 0.1%
Edelweiss Financial Services Ltd.	58,486	123,452
HDFC Asset Management Co. Ltd. (e)	110	3,416
MSCI, Inc.	4,000	908,960
		1,035,828
Diversified Financial Services - 0.0%
GDS Holdings Ltd. ADR (a)	24,771	1,020,070
Insurance - 0.3%
eHealth, Inc. (a)	57,422	5,957,533
Thrifts & Mortgage Finance - 0.2%
Housing Development Finance Corp. Ltd.	20,960	643,556
LendingTree, Inc. (a)	10,205	3,291,521
		3,935,077

TOTAL FINANCIALS		21,940,438

HEALTH CARE - 12.0%
Biotechnology - 4.3%
AbbVie, Inc.	124,100	8,267,542
ACADIA Pharmaceuticals, Inc. (a)	19,374	476,213
Acceleron Pharma, Inc. (a)	20,258	884,464
Agios Pharmaceuticals, Inc. (a)	22,386	1,076,990
Aimmune Therapeutics, Inc. (a)	42,395	816,104
Alexion Pharmaceuticals, Inc. (a)	173,395	19,643,920
Allakos, Inc. (a)	12,680	440,884
Allogene Therapeutics, Inc.	9,283	287,773
Alnylam Pharmaceuticals, Inc. (a)	70,115	5,440,223
AnaptysBio, Inc. (a)	14,025	753,283
Arena Pharmaceuticals, Inc. (a)	28,662	1,796,534
Argenx SE ADR (a)	3,837	538,945
Ascendis Pharma A/S sponsored ADR (a)	34,432	3,985,848
BeiGene Ltd.	47,600	488,725
BeiGene Ltd. ADR (a)	10,926	1,500,577
bluebird bio, Inc. (a)	26,176	3,435,076
Blueprint Medicines Corp. (a)	8,070	808,211
Bridgebio Pharma, Inc.	20,700	607,545
CareDx, Inc. (a)	85,619	2,805,735
Cellectis SA sponsored ADR (a)	10,078	146,635
Cibus Corp.:
Series C (a)(c)(d)(f)	133,810	239,679
Series D (a)(c)(d)(f)	134,400	168,000
Coherus BioSciences, Inc. (a)	45,631	767,513
Crinetics Pharmaceuticals, Inc. (a)	22,006	446,282
Denali Therapeutics, Inc. (a)(b)	48,265	1,030,458
Editas Medicine, Inc. (a)(b)	36,312	916,878
Epizyme, Inc. (a)	8,784	116,476
Exact Sciences Corp. (a)	9,552	1,099,531
FibroGen, Inc. (a)	35,478	1,676,690
Global Blood Therapeutics, Inc. (a)	51,800	2,838,640
Immunomedics, Inc. (a)(b)	54,962	810,690
Intellia Therapeutics, Inc. (a)(b)	43,563	788,490
Intercept Pharmaceuticals, Inc. (a)	25,166	1,581,683
Ionis Pharmaceuticals, Inc. (a)	12,047	793,415
Ironwood Pharmaceuticals, Inc. Class A (a)	77,794	826,950
Natera, Inc. (a)	67,617	1,864,877
Neurocrine Biosciences, Inc. (a)	41,371	3,987,751
Principia Biopharma, Inc.	8,301	308,299
Repligen Corp. (a)	2,600	245,414
Rubius Therapeutics, Inc.	10,182	135,421
Sage Therapeutics, Inc. (a)	35,393	5,674,914
Sarepta Therapeutics, Inc. (a)	43,404	6,460,685
Scholar Rock Holding Corp. (a)	13,076	160,704
The Medicines Company (a)	42,663	1,529,042
TransMedics Group, Inc.	28,740	682,000
Vertex Pharmaceuticals, Inc. (a)	43,964	7,325,282
Xencor, Inc. (a)	31,730	1,396,755
Zai Lab Ltd. ADR (a)	39,800	1,278,376
		99,352,122
Health Care Equipment & Supplies - 3.3%
Alcon, Inc. (a)	45,921	2,697,859
Atricure, Inc. (a)	14,601	468,400
Axonics Modulation Technologies, Inc. (a)(b)	24,999	917,463
Boston Scientific Corp. (a)	660,207	28,032,389
Danaher Corp.	35,526	4,991,403
DexCom, Inc. (a)	12,074	1,894,048
Edwards Lifesciences Corp. (a)	3,400	723,690
Establishment Labs Holdings, Inc. (a)	32,923	821,758
Inspire Medical Systems, Inc. (a)	3,800	256,994
Insulet Corp. (a)	22,846	2,808,687
Intuitive Surgical, Inc. (a)	41,934	21,785,132
Koninklijke Philips Electronics NV	35,900	1,684,092
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	10,600	495,974
Novocure Ltd. (a)	17,266	1,436,877
Quanterix Corp. (a)	11,609	359,647
Shockwave Medical, Inc. (a)(b)	55,848	2,732,084
Silk Road Medical, Inc. (b)	6,995	302,814
Tandem Diabetes Care, Inc. (a)	35,822	2,272,189
ViewRay, Inc. (a)	44,274	396,695
Wright Medical Group NV (a)	24,873	717,835
		75,796,030
Health Care Providers & Services - 2.8%
Anthem, Inc.	6,848	2,017,489
Guardant Health, Inc.	24,914	2,341,667
HCA Holdings, Inc.	22,279	2,974,469
Humana, Inc.	54,628	16,210,859
Notre Dame Intermedica Participacoes SA	67,300	770,634
OptiNose, Inc. (a)	49,856	267,727
UnitedHealth Group, Inc.	157,929	39,325,900
		63,908,745
Health Care Technology - 0.0%
Health Catalyst, Inc.	6,500	287,625
Livongo Health, Inc.	5,000	221,250
Phreesia, Inc.	21,100	576,663
		1,085,538
Life Sciences Tools & Services - 0.5%
Adaptive Biotechnologies Corp.	8,500	327,675
Avantor, Inc.	49,845	876,774
IQVIA Holdings, Inc. (a)	7,414	1,180,086
Thermo Fisher Scientific, Inc.	28,593	7,939,704
		10,324,239
Pharmaceuticals - 1.1%
Akcea Therapeutics, Inc. (a)	61,044	1,320,382
AstraZeneca PLC sponsored ADR	141,173	6,128,320
Bristol-Myers Squibb Co.	172,383	7,655,529
Corteva, Inc.	16,300	480,850
Hansoh Pharmaceutical Group Co. Ltd. (e)	180,000	483,735
Horizon Pharma PLC (a)	15,596	388,184
Merck & Co., Inc.	34,100	2,829,959
Morphic Holding, Inc.	14,900	336,442
MyoKardia, Inc. (a)	7,840	426,731
Nektar Therapeutics (a)	72,848	2,073,254
TherapeuticsMD, Inc. (a)	77,266	166,122
Theravance Biopharma, Inc. (a)	4,213	87,841
Turning Point Therapeutics, Inc. (b)	44,815	1,785,430
Zogenix, Inc. (a)	8,716	419,850
		24,582,629

TOTAL HEALTH CARE		275,049,303

INDUSTRIALS - 4.6%
Aerospace & Defense - 1.1%
Elbit Systems Ltd.	3,905	623,238
General Dynamics Corp.	8,936	1,661,560
Lockheed Martin Corp.	28,779	10,422,890
Northrop Grumman Corp.	700	241,899
The Boeing Co.	33,096	11,291,693
		24,241,280
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	50,900	6,081,023
XPO Logistics, Inc. (a)	6,900	465,612
		6,546,635
Airlines - 0.3%
Spirit Airlines, Inc. (a)	149,198	6,330,471
Commercial Services & Supplies - 0.1%
HomeServe PLC	119,151	1,653,304
Tomra Systems ASA	47,000	1,389,283
		3,042,587
Construction & Engineering - 0.0%
Dycom Industries, Inc. (a)	19,513	1,076,337
Electrical Equipment - 0.1%
Fortive Corp.	36,931	2,808,603
Industrial Conglomerates - 1.0%
General Electric Co.	1,569,456	16,400,815
Honeywell International, Inc.	34,729	5,989,363
		22,390,178
Machinery - 0.6%
AGCO Corp.	6,100	469,700
Deere & Co.	79,240	13,126,106
Rational AG	1,209	824,432
		14,420,238
Professional Services - 0.0%
TriNet Group, Inc. (a)	6,200	455,948
Road & Rail - 1.1%
Canadian Pacific Railway Ltd.	1,870	446,473
Knight-Swift Transportation Holdings, Inc. Class A	141,813	5,082,578
Lyft, Inc.	278,027	16,077,328
Lyft, Inc. (b)	35,739	2,175,433
Uber Technologies, Inc. (b)	13,787	580,984
		24,362,796

TOTAL INDUSTRIALS		105,675,073

INFORMATION TECHNOLOGY - 35.8%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	33,310	9,108,620
Cisco Systems, Inc.	75,300	4,171,620
		13,280,240
Electronic Equipment & Components - 0.0%
Coherent, Inc. (a)	6,600	916,410
IPG Photonics Corp. (a)	1,700	222,717
		1,139,127
Internet Software & Services - 0.1%
Farfetch Ltd. Class A (b)	36,857	740,826
Qudian, Inc. ADR (a)	47,206	431,463
		1,172,289
IT Services - 7.7%
Akamai Technologies, Inc. (a)	73,990	6,520,739
Elastic NV	50,728	5,013,448
Endava PLC ADR (a)	23,552	871,424
Fastly, Inc. Class A (b)	4,568	99,126
Fiserv, Inc. (a)	2,200	231,946
Fiverr International Ltd. (b)	15,000	381,000
GMO Internet, Inc.	12,700	208,028
GoDaddy, Inc. (a)	28,900	2,120,682
Keywords Studios PLC	9,069	183,409
MasterCard, Inc. Class A	170,205	46,341,715
MongoDB, Inc. Class A (a)	5,155	738,299
Okta, Inc. (a)	51,969	6,799,104
PagSeguro Digital Ltd. (a)	40,700	1,769,636
PayPal Holdings, Inc. (a)	224,081	24,738,542
Shopify, Inc. Class A (a)	22,707	7,215,899
Square, Inc. (a)	23,590	1,896,872
Twilio, Inc. Class A (a)	26,083	3,628,406
Visa, Inc. Class A	352,923	62,820,294
Wix.com Ltd. (a)	29,673	4,407,034
		175,985,603
Semiconductors & Semiconductor Equipment - 9.5%
Advanced Micro Devices, Inc. (a)	227,813	6,936,906
Analog Devices, Inc.	6,000	704,760
Applied Materials, Inc.	50,265	2,481,583
ASML Holding NV	7,234	1,611,808
First Solar, Inc. (a)	4,516	291,237
Inphi Corp. (a)	52,440	3,157,412
Lam Research Corp.	50,356	10,504,765
Marvell Technology Group Ltd.	2,225,241	58,434,829
Microchip Technology, Inc.	19,500	1,841,190
Micron Technology, Inc. (a)	272,873	12,249,269
Monolithic Power Systems, Inc.	25,673	3,803,712
NVIDIA Corp.	272,566	45,987,336
NXP Semiconductors NV	273,714	28,299,290
Qorvo, Inc. (a)	9,300	681,597
Qualcomm, Inc.	502,321	36,749,804
Skyworks Solutions, Inc.	8,000	682,240
Universal Display Corp.	11,505	2,428,475
		216,846,213
Software - 11.9%
Adobe, Inc. (a)	93,751	28,018,424
Altair Engineering, Inc. Class A (a)	6,738	280,368
Anaplan, Inc. (b)	4,880	277,867
Atlassian Corp. PLC (a)	9,173	1,285,321
Blue Prism Group PLC (a)	66,792	1,155,842
Ceridian HCM Holding, Inc. (a)	4,300	229,233
Coupa Software, Inc. (a)	13,056	1,771,830
Crowdstrike Holdings, Inc.	18,100	1,612,167
DocuSign, Inc. (a)	27,280	1,410,922
HubSpot, Inc. (a)	10,211	1,824,910
Intuit, Inc.	18,530	5,138,554
Lightspeed POS, Inc. (a)	52,069	1,563,885
LivePerson, Inc. (a)	39,400	1,307,686
Medallia, Inc.	3,500	139,475
Microsoft Corp.	835,351	113,833,281
Pagerduty, Inc. (b)	3,502	154,788
Paycom Software, Inc. (a)	29,955	7,211,666
RingCentral, Inc. (a)	38,890	5,521,602
Salesforce.com, Inc. (a)	428,659	66,227,816
ServiceNow, Inc. (a)	28,687	7,957,487
Slack Technologies, Inc. Class A (a)	36,400	1,216,488
Smartsheet, Inc. (a)	20,505	1,023,405
Splunk, Inc. (a)	12,812	1,733,592
StoneCo Ltd. Class A (a)	13,700	479,637
Synopsys, Inc. (a)	1,869	248,128
The Trade Desk, Inc. (a)	28,576	7,524,347
Tufin Software Technologies Ltd. (b)	18,027	393,529
Workday, Inc. Class A (a)	53,548	10,708,529
Zendesk, Inc. (a)	20,420	1,706,295
Zoom Video Communications, Inc. Class A (b)	7,459	712,409
		272,669,483
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	634,978	135,275,713
Western Digital Corp.	53,921	2,905,803
		138,181,516

TOTAL INFORMATION TECHNOLOGY		819,274,471

MATERIALS - 1.0%
Chemicals - 1.0%
CF Industries Holdings, Inc.	165,528	8,203,568
Nutrien Ltd.	148,976	8,167,831
The Chemours Co. LLC	48,000	915,360
The Mosaic Co.	182,400	4,594,656
		21,881,415
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	274,458	2,170,962
Crown Castle International Corp.	10,133	1,350,324
		3,521,286
UTILITIES - 0.0%
Electric Utilities - 0.0%
ORSTED A/S (e)	2,800	255,768
TOTAL COMMON STOCKS
(Cost $1,849,366,813)		2,254,754,333

Preferred Stocks - 0.7%
Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Neutron Holdings, Inc.:
Series C (a)(c)(d)	3,178,083	770,685
Series D (c)(d)	5,904,173	1,431,762
Topgolf International, Inc. Series F (a)(c)(d)	9,181	140,561
		2,343,008
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series E (a)(c)(d)	11,802	231,319
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	928	46,484
Series B (c)(d)	163	8,165
Series C (c)(d)	1,558	78,040
		132,689
TOTAL CONSUMER DISCRETIONARY		2,707,016
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (a)(c)(d)	337	140,832
Sweetgreen, Inc. Series H (c)(d)	211,642	3,185,212
		3,326,044
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	68,700	390,903
Tobacco - 0.2%
JUUL Labs, Inc. Series E (a)(c)(d)	12,508	3,564,780
TOTAL CONSUMER STAPLES		7,281,727
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(c)(d)	6,504	85,723
Generation Bio Series B (a)(c)(d)	22,400	203,616
Nuvation Bio, Inc. Series A (c)(d)(g)	658,600	508,031
		797,370
INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.1%
ContextLogic, Inc. Series G (a)(c)(d)	2,862	485,309
Starry, Inc.:
Series C (a)(c)(d)	158,250	226,298
Series D (c)(d)	296,910	424,581
		1,136,188
Software - 0.1%
Bird Rides, Inc. Series C (c)(d)	146,154	1,716,652
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	30,300	599,637
Compass, Inc. Series E (a)(c)(d)	1,181	186,614
UiPath, Inc.:
Series A1 (c)(d)	9,939	391,117
Series B1 (c)(d)	495	19,479
Series B2 (c)(d)	2,466	97,041
		3,010,540
TOTAL INFORMATION TECHNOLOGY		4,146,728
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Sonder Canada, Inc. Series D (c)(d)	47,507	498,633

TOTAL CONVERTIBLE PREFERRED STOCKS		15,431,474

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	499	24,995
TOTAL PREFERRED STOCKS
(Cost $11,095,533)		15,456,469

Money Market Funds - 3.5%
Fidelity Cash Central Fund 2.43% (h)	20,189,588	20,193,626
Fidelity Securities Lending Cash Central Fund 2.43% (h)(i)	60,914,912	60,921,004
TOTAL MONEY MARKET FUNDS
(Cost $81,114,630)		81,114,630
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $1,941,576,976)		2,351,325,432
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(61,088,716)
NET ASSETS - 100%		$2,290,236,716

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,746,112 or 1.1% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $742,919 or 0.0% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$90,303
Agbiome LLC Series C	6/29/18	$435,125
Allbirds, Inc.	10/9/18	$128,974
Allbirds, Inc.	10/9/18	$27,363
Allbirds, Inc. Series A	10/9/18	$50,888
Allbirds, Inc. Series B	10/9/18	$8,938
Allbirds, Inc. Series C	10/9/18	$85,434
Ant International Co. Ltd. Class C	5/16/18	$1,539,709
Bird Rides, Inc. Series C	12/21/18	$1,716,652
Cibus Corp. Series C	2/16/18	$281,001
Cibus Corp. Series D	5/10/19	$168,000
Cloudflare, Inc. Series D, 8.00%	9/10/18	$333,300
Compass, Inc. Series E	11/3/17	$79,692
ContextLogic, Inc. Series G	10/24/17	$385,033
Generation Bio Series B	2/21/18	$204,864
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$645,585
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$342,963
Neutron Holdings, Inc. Series C	7/3/18	$581,081
Neutron Holdings, Inc. Series D	1/25/19	$1,431,762
Nuvation Bio, Inc. Series A	6/17/19	$508,030
Roofoods Ltd. Series F	9/12/17	$119,153
Sonder Canada, Inc. Series D	5/21/19	$498,633
Starry, Inc. Series C	12/8/17	$145,907
Starry, Inc. Series D	3/6/19	$424,581
Sweetgreen, Inc. Series H	11/9/18	$2,759,812
The Honest Co., Inc. Series E	9/28/17	$231,376
Topgolf International, Inc. Series F	11/10/17	$127,005
UiPath, Inc. Series A1	6/14/19	$391,117
UiPath, Inc. Series B1	6/14/19	$19,479
UiPath, Inc. Series B2	6/14/19	$97,041

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$297,020
Fidelity Securities Lending Cash Central Fund	351,958
Total	$648,978

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$399,660,892	$386,204,829	$13,456,063	$--
Consumer Discretionary	528,447,722	522,129,093	3,468,806	2,849,823
Consumer Staples	77,136,175	62,989,569	271,689	13,874,917
Energy	11,925,528	6,251,205	5,674,323	--
Financials	21,940,438	20,149,527	1,790,911	--
Health Care	275,846,673	271,985,072	2,656,552	1,205,049
Industrials	105,675,073	89,597,745	16,077,328	--
Information Technology	823,421,199	819,274,471	--	4,146,728
Materials	21,881,415	21,881,415	--	--
Real Estate	4,019,919	1,350,324	--	2,669,595
Utilities	255,768	255,768	--	--
Money Market Funds	81,114,630	81,114,630	--	--
Total Investments in Securities:	$2,351,325,432	$2,283,183,648	$43,395,672	$24,746,112

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$23,490,491
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	10,343,315
Cost of Purchases	9,807,002
Proceeds of Sales	(18,894,696)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$24,746,112
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$11,108,955

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Cayman Islands	3.0%
Bermuda	2.6%
Netherlands	1.6%
Canada	1.2%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $59,057,191) — See accompanying schedule: Unaffiliated issuers (cost $1,860,462,346)	$2,270,210,802
Fidelity Central Funds (cost $81,114,630)	81,114,630
Total Investment in Securities (cost $1,941,576,976)		$2,351,325,432
Foreign currency held at value (cost $255)		255
Receivable for investments sold		10,943,101
Receivable for fund shares sold		1,239,287
Dividends receivable		497,069
Distributions receivable from Fidelity Central Funds		95,955
Other receivables		11,426
Total assets		2,364,112,525
Liabilities
Payable to custodian bank	$87,604
Payable for investments purchased
Regular delivery	10,606,249
Delayed delivery	254,015
Payable for fund shares redeemed	1,139,324
Accrued management fee	865,635
Collateral on securities loaned	60,922,982
Total liabilities		73,875,809
Net Assets		$2,290,236,716
Net Assets consist of:
Paid in capital		$1,944,552,310
Total distributable earnings (loss)		345,684,406
Net Assets, for 167,349,642 shares outstanding		$2,290,236,716
Net Asset Value, offering price and redemption price per share ($2,290,236,716 ÷ 167,349,642 shares)		$13.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$14,252,926
Income from Fidelity Central Funds (including $351,958 from security lending)		648,978
Total income		14,901,904
Expenses
Management fee	$8,455,869
Independent trustees' fees and expenses	9,846
Interest	2,716
Commitment fees	4,873
Total expenses before reductions	8,473,304
Expense reductions	(42,631)
Total expenses after reductions		8,430,673
Net investment income (loss)		6,471,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(52,912,430)
Fidelity Central Funds	745
Foreign currency transactions	(26,750)
Total net realized gain (loss)		(52,938,435)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $75,540)	203,303,585
Assets and liabilities in foreign currencies	(6,761)
Total change in net unrealized appreciation (depreciation)		203,296,824
Net gain (loss)		150,358,389
Net increase (decrease) in net assets resulting from operations		$156,829,620

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,471,231	$4,595,244
Net realized gain (loss)	(52,938,435)	(14,265,282)
Change in net unrealized appreciation (depreciation)	203,296,824	207,757,843
Net increase (decrease) in net assets resulting from operations	156,829,620	198,087,805
Distributions to shareholders	(7,070,490)	–
Distributions to shareholders from net investment income	–	(737,285)
Distributions to shareholders from net realized gain	–	(113,428)
Total distributions	(7,070,490)	(850,713)
Share transactions
Proceeds from sales of shares	912,565,199	1,506,071,314
Reinvestment of distributions	7,070,490	850,713
Cost of shares redeemed	(459,202,456)	(204,338,016)
Net increase (decrease) in net assets resulting from share transactions	460,433,233	1,302,584,011
Total increase (decrease) in net assets	610,192,363	1,499,821,103
Net Assets
Beginning of period	1,680,044,353	180,223,250
End of period	$2,290,236,716	$1,680,044,353
Other Information
Undistributed net investment income end of period		$3,740,420
Shares
Sold	72,428,803	130,929,525
Issued in reinvestment of distributions	568,533	75,151
Redeemed	(37,024,976)	(17,090,266)
Net increase (decrease)	35,972,360	113,914,410

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth K6 Fund

Years ended July 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$12.79	$10.32	$10.00
Income from Investment Operations
Net investment income (loss)B	.04	.05C	–D
Net realized and unrealized gain (loss)	.91	2.44	.32
Total from investment operations	.95	2.49	.32
Distributions from net investment income	(.05)	(.01)	–
Distributions from net realized gain	–	–D	–
Total distributions	(.05)	(.02)E	–
Net asset value, end of period	$13.69	$12.79	$10.32
Total ReturnF,G	7.48%	24.10%	3.20%
Ratios to Average Net AssetsH,I
Expenses before reductions	.45%	.45%	.45%J
Expenses net of fee waivers, if any	.45%	.45%	.45%J
Expenses net of all reductions	.45%	.45%	.45%J
Net investment income (loss)	.34%	.45%C	(.24)%J
Supplemental Data
Net assets, end of period (000 omitted)	$2,290,237	$1,680,044	$180,223
Portfolio turnover rateK	51%L	40%L	3%L,M

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.02 per share is comprised of distributions from net investment income of $.013 and distributions from net realized gain of $.002 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$24,746,112	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 - 11.5 / 5.2	Increase
			Transaction price	$0.77 - $9.15 / $3.17	Increase
			Discount rate	6.0% - 57.2% / 11.9%	Decrease
			Premium rate	15.5%	Increase
			Proxy discount	0.6%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Liquidity preference	$19.60	Increase
		Market approach	Transaction price	$0.24 - $417.90 / $179.30	Increase
			Conversion ratio	1.0	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$446,498,124
Gross unrealized depreciation	(45,753,783)
Net unrealized appreciation (depreciation)	$400,744,341
Tax Cost	$1,950,581,091

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,697,845
Capital loss carryforward	$(58,753,961)
Net unrealized appreciation (depreciation) on securities and other investments	$400,740,523

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(53,083,216)
Long-term	(5,670,745)
Total capital loss carryforward	$(58,753,961)

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$7,070,490	$ 850,713

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $407,679 in this Subsidiary, representing .02% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,019,908,244 and $937,380,381, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $393,959,653 in exchange for 30,892,923 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $1,068,331,023 in exchange for 93,987,183 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22,423 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$18,412,500	2.65%	$2,716

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,873 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $3,827. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $6,873 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40,985 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,646.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth K6 Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 25, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 25, 2017 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Actual	.45%	$1,000.00	$1,123.10	$2.37
Hypothetical-C		$1,000.00	$1,022.56	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth K6 Fund voted to pay on September 16, 2019, to shareholders of record at the opening of business on September 13, 2019, a distribution of $0.004 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.019 per share from net investment income.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

BCFK6-ANN-0919
1.9884007.102

Fidelity® Blue Chip Value Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	0.99%	6.89%	9.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$25,619	Fidelity® Blue Chip Value Fund
$32,181	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund gained 0.99%, notably trailing the 5.20% increase in the benchmark Russell 1000® Value Index. The fund's main relative performance challenge was subpar security selection, particularly among health care stocks. Conversely, a sizable overweighting in communication services and investment choices within the energy sector contributed most. The fund's biggest individual detractor was an out-of-benchmark stake in British American Tobacco, whose stock returned -39% in the fund before I sold it from the portfolio in January. Another position that weighed on the fund's relative result was PVH (-42%), a leading global apparel company that owns well-known brands like Tommy Hilfiger and Calvin Klein. The company struggled due to investors' apparent concern about the health of the retail industry and especially department stores – the main sales outlet for PVH's products. Another crucial detractor was the fund's out-of-benchmark holding in Bayer, a German pharmaceutical and life sciences company whose stock returned -44% in the fund before I fully liquidated the position in March. Not owning strong-performing benchmark component Procter & Gamble (+50%) also hurt the past 12 months. On the positive side, chocolate manufacturer Hershey (+58%) was the portfolio's leading contributor after reporting good financial results during the period. Another stock that aided performance was Disney (+32%), whose shares in the fund rose partly due to investors' apparent optimism about the media company's forthcoming video-streaming network. Lastly, it also helped to hold cable and media company Comcast (+23%), which, along with Disney, was one of the fund's largest holdings as of July 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Comcast Corp. Class A	5.5
Cigna Corp.	5.3
Berkshire Hathaway, Inc. Class B	4.9
UnitedHealth Group, Inc.	4.2
The Walt Disney Co.	4.0
Exxon Mobil Corp.	3.7
Roche Holding AG (participation certificate)	3.5
Wells Fargo & Co.	3.3
CBRE Group, Inc.	3.3
Celgene Corp.	2.9
40.6

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Financials	28.3
Health Care	23.3
Communication Services	11.3
Energy	9.0
Consumer Staples	7.2

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	96.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 17.5%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
COMMUNICATION SERVICES - 11.3%
Entertainment - 4.0%
The Walt Disney Co.	132,007	$18,878,321
Media - 7.3%
Comcast Corp. Class A	612,300	26,432,990
Fox Corp. Class A	103,133	3,848,924
Interpublic Group of Companies, Inc.	206,000	4,721,520
		35,003,434

TOTAL COMMUNICATION SERVICES		53,881,755

CONSUMER DISCRETIONARY - 3.3%
Multiline Retail - 2.0%
Dollar General Corp.	69,600	9,327,792
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	72,200	6,420,024

TOTAL CONSUMER DISCRETIONARY		15,747,816

CONSUMER STAPLES - 7.2%
Beverages - 2.3%
C&C Group PLC	2,411,612	10,892,190
Food Products - 4.9%
Danone SA	110,500	9,583,992
The Hershey Co.	81,000	12,290,940
The J.M. Smucker Co.	15,100	1,678,969
		23,553,901

TOTAL CONSUMER STAPLES		34,446,091

ENERGY - 9.0%
Energy Equipment & Services - 1.2%
Baker Hughes, a GE Co. Class A	222,000	5,636,580
Oil, Gas & Consumable Fuels - 7.8%
Exxon Mobil Corp.	240,700	17,898,452
GasLog Partners LP	296,200	6,383,110
Golar LNG Partners LP	485,900	5,748,197
Teekay LNG Partners LP	512,900	7,416,534
		37,446,293

TOTAL ENERGY		43,082,873

FINANCIALS - 28.3%
Banks - 8.2%
SunTrust Banks, Inc.	164,200	10,935,720
U.S. Bancorp	216,797	12,389,949
Wells Fargo & Co.	325,798	15,771,881
		39,097,550
Capital Markets - 2.9%
Goldman Sachs Group, Inc.	62,000	13,648,060
Diversified Financial Services - 4.9%
Berkshire Hathaway, Inc. Class B (a)	114,900	23,603,907
Insurance - 7.0%
Chubb Ltd.	90,400	13,816,736
Prudential PLC	305,998	6,295,675
The Travelers Companies, Inc.	91,700	13,445,054
		33,557,465
Mortgage Real Estate Investment Trusts - 5.3%
AGNC Investment Corp.	605,300	10,374,842
Annaly Capital Management, Inc.	943,100	9,006,605
MFA Financial, Inc.	856,200	6,147,516
		25,528,963

TOTAL FINANCIALS		135,435,945

HEALTH CARE - 23.3%
Biotechnology - 3.7%
Amgen, Inc.	20,200	3,768,916
Celgene Corp. (a)	153,400	14,091,324
		17,860,240
Health Care Providers & Services - 14.9%
Anthem, Inc.	39,600	11,666,556
Centene Corp. (a)	133,600	6,959,224
Cigna Corp.	148,200	25,182,144
UnitedHealth Group, Inc.	80,700	20,095,107
Wellcare Health Plans, Inc. (a)	25,900	7,439,775
		71,342,806
Pharmaceuticals - 4.7%
Bristol-Myers Squibb Co.	129,600	5,755,536
Roche Holding AG (participation certificate)	61,320	16,413,230
		22,168,766

TOTAL HEALTH CARE		111,371,812

INDUSTRIALS - 3.8%
Aerospace & Defense - 1.4%
United Technologies Corp.	51,100	6,826,960
Air Freight & Logistics - 2.4%
C.H. Robinson Worldwide, Inc.	137,400	11,504,502

TOTAL INDUSTRIALS		18,331,462

INFORMATION TECHNOLOGY - 4.4%
IT Services - 4.4%
Amdocs Ltd.	103,000	6,590,970
Cognizant Technology Solutions Corp. Class A	135,700	8,839,498
The Western Union Co.	257,000	5,397,000
		20,827,468
REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Simon Property Group, Inc.	36,400	5,904,080
Real Estate Management & Development - 3.3%
CBRE Group, Inc. (a)	291,900	15,473,619

TOTAL REAL ESTATE		21,377,699

UTILITIES - 1.7%
Electric Utilities - 1.7%
Exelon Corp.	180,200	8,119,812
TOTAL COMMON STOCKS
(Cost $421,544,323)		462,622,733

Money Market Funds - 3.2%
Fidelity Cash Central Fund 2.43% (b)
(Cost $15,174,137)	15,171,207	15,174,242
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $436,718,460)		477,796,975
NET OTHER ASSETS (LIABILITIES) - 0.0%		(90,934)
NET ASSETS - 100%		$477,706,041

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$480,046
Fidelity Securities Lending Cash Central Fund	5,761
Total	$485,807

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$53,881,755	$53,881,755	$--	$--
Consumer Discretionary	15,747,816	15,747,816	--	--
Consumer Staples	34,446,091	24,862,099	9,583,992	--
Energy	43,082,873	43,082,873	--	--
Financials	135,435,945	129,140,270	6,295,675	--
Health Care	111,371,812	94,958,582	16,413,230	--
Industrials	18,331,462	18,331,462	--	--
Information Technology	20,827,468	20,827,468	--	--
Real Estate	21,377,699	21,377,699	--	--
Utilities	8,119,812	8,119,812	--	--
Money Market Funds	15,174,242	15,174,242	--	--
Total Investments in Securities:	$477,796,975	$445,504,078	$32,292,897	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.5%
Switzerland	6.4%
Marshall Islands	4.1%
Ireland	2.3%
France	2.0%
Bailiwick of Guernsey	1.4%
United Kingdom	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $421,544,323)	$462,622,733
Fidelity Central Funds (cost $15,174,137)	15,174,242
Total Investment in Securities (cost $436,718,460)		$477,796,975
Receivable for fund shares sold		259,048
Dividends receivable		240,175
Distributions receivable from Fidelity Central Funds		33,539
Prepaid expenses		1,199
Other receivables		203,247
Total assets		478,534,183
Liabilities
Payable for fund shares redeemed	$510,537
Accrued management fee	183,446
Audit fee	46,329
Transfer agent fee payable	69,882
Other affiliated payables	15,573
Other payables and accrued expenses	2,375
Total liabilities		828,142
Net Assets		$477,706,041
Net Assets consist of:
Paid in capital		$452,690,214
Total distributable earnings (loss)		25,015,827
Net Assets, for 24,235,719 shares outstanding		$477,706,041
Net Asset Value, offering price and redemption price per share ($477,706,041 ÷ 24,235,719 shares)		$19.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$9,740,404
Income from Fidelity Central Funds (including $5,761 from security lending)		485,807
Total income		10,226,211
Expenses
Management fee
Basic fee	$2,376,652
Performance adjustment	(627,506)
Transfer agent fees	828,648
Accounting and security lending fees	171,793
Custodian fees and expenses	8,705
Independent trustees' fees and expenses	2,362
Registration fees	51,356
Audit	59,887
Legal	4,760
Miscellaneous	2,472
Total expenses before reductions	2,879,129
Expense reductions	(22,564)
Total expenses after reductions		2,856,565
Net investment income (loss)		7,369,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,059,598)
Fidelity Central Funds	2,087
Foreign currency transactions	7,525
Futures contracts	1,417,207
Total net realized gain (loss)		(16,632,779)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	22,418,824
Fidelity Central Funds	297
Assets and liabilities in foreign currencies	97
Futures contracts	(239,033)
Total change in net unrealized appreciation (depreciation)		22,180,185
Net gain (loss)		5,547,406
Net increase (decrease) in net assets resulting from operations		$12,917,052

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,369,646	$5,320,621
Net realized gain (loss)	(16,632,779)	54,723,253
Change in net unrealized appreciation (depreciation)	22,180,185	(34,732,263)
Net increase (decrease) in net assets resulting from operations	12,917,052	25,311,611
Distributions to shareholders	(7,544,165)	–
Distributions to shareholders from net investment income	–	(4,465,976)
Distributions to shareholders from net realized gain	–	(81,343)
Total distributions	(7,544,165)	(4,547,319)
Share transactions
Proceeds from sales of shares	199,999,548	65,621,638
Reinvestment of distributions	6,832,544	4,381,389
Cost of shares redeemed	(128,002,430)	(109,494,133)
Net increase (decrease) in net assets resulting from share transactions	78,829,662	(39,491,106)
Total increase (decrease) in net assets	84,202,549	(18,726,814)
Net Assets
Beginning of period	393,503,492	412,230,306
End of period	$477,706,041	$393,503,492
Other Information
Undistributed net investment income end of period		$1,761,720
Shares
Sold	10,886,053	3,406,839
Issued in reinvestment of distributions	358,609	233,439
Redeemed	(6,786,952)	(5,729,568)
Net increase (decrease)	4,457,710	(2,089,290)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Value Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.90	$18.85	$16.19	$16.88	$15.22
Income from Investment Operations
Net investment income (loss)A	.32	.26	.18	.19	.35B
Net realized and unrealized gain (loss)	(.14)C,D	1.01	2.66	(.59)	1.54
Total from investment operations	.18	1.27	2.84	(.40)	1.89
Distributions from net investment income	(.29)	(.21)	(.18)	(.28)	(.23)
Distributions from net realized gain	(.09)	–E	–	(.01)	–
Total distributions	(.37)F	(.22)G	(.18)	(.29)	(.23)
Net asset value, end of period	$19.71	$19.90	$18.85	$16.19	$16.88
Total ReturnH	.99%D	6.79%	17.68%	(2.31)%	12.52%
Ratios to Average Net AssetsI,J
Expenses before reductions	.65%	.70%	.79%	.88%	.82%
Expenses net of fee waivers, if any	.65%	.70%	.79%	.88%	.82%
Expenses net of all reductions	.65%	.70%	.78%	.88%	.82%
Net investment income (loss)	1.67%	1.34%	1.04%	1.23%	2.15%B
Supplemental Data
Net assets, end of period (000 omitted)	$477,706	$393,503	$412,230	$457,177	$410,968
Portfolio turnover rateK	44%	45%	32%	54%	138%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been .91%

 E Amount represents less than $.005 per share.

 F Total distributions of $.37 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.087 per share.

 G Total distributions of $.22 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.004 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,083,457
Gross unrealized depreciation	(15,298,858)
Net unrealized appreciation (depreciation)	$36,784,599
Tax Cost	$441,012,376

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,998,557
Capital loss carryforward	$(16,326,478)
Net unrealized appreciation (depreciation) on securities and other investments	$36,343,747

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(1,290,531)
Long-term	(15,035,947)
Total capital loss carryforward	$(16,326,478)

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$5,834,651	$ 4,547,319
Long-term Capital Gains	1,709,514	–
Total	$7,544,165	$ 4,547,319

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. For the period, the average monthly notional amount at value for futures contracts in the aggregate was $3,132,292.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $300,431,112 and $186,489,415, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,212 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,166 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,058 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $264.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,242.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Blue Chip Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)(PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S.federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Actual	.66%	$1,000.00	$1,051.80	$3.36
Hypothetical-C		$1,000.00	$1,021.52	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Value Fund voted to pay on September 9, 2019, to shareholders of record at the opening of business on September 6, 2019, a distribution of $0.058 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.149 per share from net investment income.

The fund designates 100% and 69% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

BCV-ANN-0919
1.788861.116

Fidelity® Dividend Growth Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	5.38%	8.25%	12.31%
Class K	5.50%	8.36%	12.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Dividend Growth Fund.

Period Ending Values
$31,923	Fidelity® Dividend Growth Fund
$37,171	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Gordon Scott:  For the year, the fund’s Retail Class shares gained 5.38%, trailing the advance of the benchmark S&P 500®. Versus the index, security selection among consumer staples stocks had the largest negative impact, although underweighting the strong-performing information technology sector also notably weighed on the portfolio's relative result. A major challenge in staples was an overweight position in the stock of packaged foods company Kraft Heinz (-44%), the fund’s largest individual detractor, which announced disappointing fourth-quarter results in February. Berkshire Hathaway (+4%), which also owned a large stake in Kraft Heinz and was the fund’s biggest holding as of July 31, further detracted. Other holdings that held back performance included software and cloud-services giant Microsoft (+31%), as well as Visa (+31%) and MasterCard (+38%), two processors of credit- and debit-card transactions. These latter three stocks hurt because the fund didn’t own them in a period in which they outperformed. Conversely, favorable stock picking within the communication services, energy and industrials sectors added value this period, along with an underweighting in health care. Cable and media giant Comcast (+23%), a major holding for the fund, was the leading individual contributor, aided by easing uncertainty surrounding the company’s acquisition plans. The portfolio's timely positioning in General Electric (-20%), its second-largest position at period end, also lifted performance. Lastly, an out-of-benchmark stake in U.S. homebuilder NVR (+20%), another contributor, was a beneficiary of falling interest rates this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Berkshire Hathaway, Inc. Class B	9.6
General Electric Co.	9.0
Comcast Corp. Class A	6.3
Exxon Mobil Corp.	3.9
Bank of America Corp.	3.7
JPMorgan Chase & Co.	3.5
Knight-Swift Transportation Holdings, Inc. Class A	2.4
Wells Fargo & Co.	2.3
UnitedHealth Group, Inc.	2.0
Bristol-Myers Squibb Co.	1.9
44.6

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Financials	25.4
Industrials	24.2
Communication Services	12.9
Health Care	11.3
Consumer Discretionary	10.2

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 3.1%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 12.9%
Diversified Telecommunication Services - 1.3%
GCI Liberty, Inc. (a)	515,238	$30,775
Verizon Communications, Inc.	1,112,900	61,510
		92,285
Media - 11.6%
CBS Corp. Class B	1,065,000	54,858
Comcast Corp. Class A	10,560,692	455,905
Discovery Communications, Inc. Class A (a)(b)	1,101,200	33,377
Interpublic Group of Companies, Inc.	1,864,000	42,723
Liberty Broadband Corp. Class A (a)	470,534	46,202
Liberty Media Corp. Liberty SiriusXM Series A (a)	1,553,500	64,672
Nexstar Broadcasting Group, Inc. Class A	144,000	14,655
Omnicom Group, Inc.	619,800	49,720
Sinclair Broadcast Group, Inc. Class A	1,497,800	75,264
		837,376

TOTAL COMMUNICATION SERVICES		929,661

CONSUMER DISCRETIONARY - 10.2%
Auto Components - 1.0%
BorgWarner, Inc.	1,022,500	38,651
Lear Corp.	274,500	34,801
		73,452
Automobiles - 1.3%
General Motors Co.	2,293,800	92,532
Distributors - 1.2%
LKQ Corp. (a)	3,229,400	86,968
Diversified Consumer Services - 0.3%
H&R Block, Inc.	793,800	21,980
Household Durables - 2.8%
Lennar Corp. Class A	612,000	29,113
Mohawk Industries, Inc. (a)	287,200	35,811
NVR, Inc. (a)	26,600	88,954
Whirlpool Corp.	304,300	44,270
		198,148
Internet & Direct Marketing Retail - 0.5%
The Booking Holdings, Inc. (a)	20,900	39,430
Leisure Products - 0.5%
Brunswick Corp.	657,500	32,323
Specialty Retail - 1.2%
AutoNation, Inc. (a)	1,052,100	51,216
Best Buy Co., Inc.	439,700	33,650
		84,866
Textiles, Apparel & Luxury Goods - 1.4%
Capri Holdings Ltd. (a)	281,500	10,019
Hanesbrands, Inc.	1,118,100	17,990
PVH Corp.	411,301	36,573
Tapestry, Inc.	1,266,600	39,176
		103,758

TOTAL CONSUMER DISCRETIONARY		733,457

CONSUMER STAPLES - 4.5%
Food & Staples Retailing - 0.6%
Walgreens Boots Alliance, Inc.	823,700	44,883
Food Products - 1.4%
Ingredion, Inc.	232,200	17,947
The Kraft Heinz Co.	2,570,000	82,266
		100,213
Household Products - 0.9%
Spectrum Brands Holdings, Inc.	1,206,375	60,451
Tobacco - 1.6%
Altria Group, Inc.	2,496,914	117,530

TOTAL CONSUMER STAPLES		323,077

ENERGY - 5.5%
Oil, Gas & Consumable Fuels - 5.5%
Exxon Mobil Corp.	3,747,497	278,664
Phillips 66 Co.	1,170,700	120,067
		398,731
FINANCIALS - 25.4%
Banks - 13.3%
Bank of America Corp.	8,657,217	265,603
JPMorgan Chase & Co.	2,194,435	254,554
M&T Bank Corp.	505,200	82,979
PNC Financial Services Group, Inc.	698,500	99,816
U.S. Bancorp	1,663,000	95,040
Wells Fargo & Co.	3,357,093	162,517
		960,509
Capital Markets - 0.3%
Lazard Ltd. Class A	478,300	18,515
Consumer Finance - 0.5%
American Express Co.	275,200	34,227
Diversified Financial Services - 9.6%
Berkshire Hathaway, Inc. Class B (a)	3,384,900	695,362
Insurance - 1.7%
The Travelers Companies, Inc.	828,000	121,401

TOTAL FINANCIALS		1,830,014

HEALTH CARE - 11.3%
Health Care Providers & Services - 8.3%
AmerisourceBergen Corp.	575,500	50,155
Anthem, Inc.	343,600	101,228
Cardinal Health, Inc.	461,700	21,114
Cigna Corp.	551,500	93,711
CVS Health Corp.	993,400	55,501
DaVita HealthCare Partners, Inc. (a)	520,300	31,140
HCA Holdings, Inc.	307,900	41,108
McKesson Corp.	322,600	44,825
Quest Diagnostics, Inc.	121,900	12,444
UnitedHealth Group, Inc.	587,700	146,343
		597,569
Pharmaceuticals - 3.0%
Bayer AG	1,243,500	80,540
Bristol-Myers Squibb Co.	3,040,200	135,015
		215,555

TOTAL HEALTH CARE		813,124

INDUSTRIALS - 24.2%
Air Freight & Logistics - 2.7%
FedEx Corp.	520,700	88,795
United Parcel Service, Inc. Class B	883,200	105,516
		194,311
Airlines - 1.8%
Delta Air Lines, Inc.	1,511,400	92,256
Southwest Airlines Co.	687,600	35,432
		127,688
Industrial Conglomerates - 9.0%
General Electric Co.	62,174,600	649,725
Machinery - 4.1%
Allison Transmission Holdings, Inc.	750,402	34,481
Cummins, Inc.	478,500	78,474
Deere & Co.	166,400	27,564
PACCAR, Inc.	1,128,000	79,118
Snap-On, Inc.	477,000	72,795
		292,432
Professional Services - 0.1%
Robert Half International, Inc.	120,600	7,285
Road & Rail - 4.2%
J.B. Hunt Transport Services, Inc.	226,400	23,177
Knight-Swift Transportation Holdings, Inc. Class A (b)	4,848,884	173,784
Norfolk Southern Corp.	205,600	39,294
Union Pacific Corp.	381,600	68,669
		304,924
Trading Companies & Distributors - 2.3%
AerCap Holdings NV (a)	679,100	37,031
Air Lease Corp. Class A	879,700	36,763
HD Supply Holdings, Inc. (a)	2,362,910	95,721
		169,515

TOTAL INDUSTRIALS		1,745,880

INFORMATION TECHNOLOGY - 5.5%
IT Services - 1.7%
Amdocs Ltd.	969,900	62,064
Cognizant Technology Solutions Corp. Class A	923,700	60,170
		122,234
Software - 1.6%
Micro Focus International PLC	628,500	13,239
Oracle Corp.	1,823,700	102,674
		115,913
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	521,918	111,189
HP, Inc.	2,227,200	46,860
		158,049

TOTAL INFORMATION TECHNOLOGY		396,196

UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp.	558,400	16,545
TOTAL COMMON STOCKS
(Cost $6,553,303)		7,186,685

Money Market Funds - 3.3%
Fidelity Cash Central Fund 2.43% (c)	60,529,597	60,542
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	178,824,484	178,842
TOTAL MONEY MARKET FUNDS
(Cost $239,381)		239,384
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $6,792,684)		7,426,069
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(217,994)
NET ASSETS - 100%		$7,208,075

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$5,876
Fidelity Securities Lending Cash Central Fund	62
Total	$5,938

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$929,661	$929,661	$--	$--
Consumer Discretionary	733,457	733,457	--	--
Consumer Staples	323,077	323,077	--	--
Energy	398,731	398,731	--	--
Financials	1,830,014	1,830,014	--	--
Health Care	813,124	732,584	80,540	--
Industrials	1,745,880	1,745,880	--	--
Information Technology	396,196	382,957	13,239	--
Utilities	16,545	16,545	--	--
Money Market Funds	239,384	239,384	--	--
Total Investments in Securities:	$7,426,069	$7,332,290	$93,779	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $170,895) — See accompanying schedule: Unaffiliated issuers (cost $6,553,303)	$7,186,685
Fidelity Central Funds (cost $239,381)	239,384
Total Investment in Securities (cost $6,792,684)		$7,426,069
Cash		19
Receivable for investments sold		7,331
Receivable for fund shares sold		2,557
Dividends receivable		4,488
Distributions receivable from Fidelity Central Funds		448
Prepaid expenses		17
Other receivables		804
Total assets		7,441,733
Liabilities
Payable for investments purchased	$47,374
Payable for fund shares redeemed	4,023
Accrued management fee	1,978
Other affiliated payables	850
Other payables and accrued expenses	583
Collateral on securities loaned	178,850
Total liabilities		233,658
Net Assets		$7,208,075
Net Assets consist of:
Paid in capital		$6,365,332
Total distributable earnings (loss)		842,743
Net Assets		$7,208,075
Net Asset Value and Maximum Offering Price
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($5,727,937 ÷ 193,601 shares)		$29.59
Class K:
Net Asset Value, offering price and redemption price per share ($1,480,138 ÷ 50,067 shares)		$29.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2019
Investment Income
Dividends		$151,205
Non-Cash dividends		16,447
Income from Fidelity Central Funds (including $62 from security lending)		5,938
Total income		173,590
Expenses
Management fee
Basic fee	$36,713
Performance adjustment	(14,352)
Transfer agent fees	9,083
Accounting and security lending fees	1,159
Custodian fees and expenses	53
Independent trustees' fees and expenses	38
Registration fees	133
Audit	72
Legal	22
Miscellaneous	47
Total expenses before reductions	32,968
Expense reductions	(797)
Total expenses after reductions		32,171
Net investment income (loss)		141,419
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	275,251
Fidelity Central Funds	(17)
Foreign currency transactions	(125)
Total net realized gain (loss)		275,109
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(78,106)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(78,122)
Net gain (loss)		196,987
Net increase (decrease) in net assets resulting from operations		$338,406

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$141,419	$143,558
Net realized gain (loss)	275,109	1,791,487
Change in net unrealized appreciation (depreciation)	(78,122)	(993,720)
Net increase (decrease) in net assets resulting from operations	338,406	941,325
Distributions to shareholders	(1,248,508)	–
Distributions to shareholders from net investment income	–	(127,264)
Distributions to shareholders from net realized gain	–	(1,053,472)
Total distributions	(1,248,508)	(1,180,736)
Share transactions - net increase (decrease)	851,366	76,969
Total increase (decrease) in net assets	(58,736)	(162,442)
Net Assets
Beginning of period	7,266,811	7,429,253
End of period	$7,208,075	$7,266,811
Other Information
Undistributed net investment income end of period		$69,283

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Dividend Growth Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$33.79	$35.06	$31.51	$34.46	$37.27
Income from Investment Operations
Net investment income (loss)A	.59	.65	.53	.48	.49
Net realized and unrealized gain (loss)	1.01B	3.72	3.53	(.61)C	2.71
Total from investment operations	1.60	4.37	4.06	(.13)	3.20
Distributions from net investment income	(.60)	(.60)	(.51)	(.47)	(.51)
Distributions from net realized gain	(5.20)	(5.04)	–	(2.36)	(5.49)
Total distributions	(5.80)	(5.64)	(.51)	(2.82)D	(6.01)E
Net asset value, end of period	$29.59	$33.79	$35.06	$31.51	$34.46
Total ReturnF	5.38%B	13.60%	13.06%	.26%C	9.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	.50%	.50%	.52%	.62%	.69%
Expenses net of fee waivers, if any	.50%	.50%	.52%	.61%	.68%
Expenses net of all reductions	.49%	.49%	.52%	.61%	.68%
Net investment income (loss)	2.05%	1.94%	1.60%	1.59%	1.43%
Supplemental Data
Net assets, end of period (in millions)	$5,728	$6,055	$5,952	$5,849	$6,474
Portfolio turnover rateI	101%	115%	43%	30%	64%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 5.19%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%.

 D Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 E Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Dividend Growth Fund Class K

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$33.76	$35.04	$31.50	$34.45	$37.27
Income from Investment Operations
Net investment income (loss)A	.63	.69	.56	.52	.53
Net realized and unrealized gain (loss)	1.01B	3.71	3.53	(.61)C	2.70
Total from investment operations	1.64	4.40	4.09	(.09)	3.23
Distributions from net investment income	(.63)	(.64)	(.55)	(.50)	(.56)
Distributions from net realized gain	(5.20)	(5.04)	–	(2.36)	(5.49)
Total distributions	(5.84)D	(5.68)	(.55)	(2.86)	(6.05)
Net asset value, end of period	$29.56	$33.76	$35.04	$31.50	$34.45
Total ReturnE	5.50%B	13.70%	13.16%	.39%C	9.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	.40%	.40%	.41%	.50%	.57%
Expenses net of fee waivers, if any	.39%	.40%	.41%	.50%	.57%
Expenses net of all reductions	.38%	.39%	.41%	.49%	.57%
Net investment income (loss)	2.16%	2.05%	1.71%	1.71%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$1,480	$1,212	$1,477	$1,691	$1,942
Portfolio turnover rateH	101%	115%	43%	30%	64%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 5.31%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%.

 D Total distributions of $5.84 per share is comprised of distributions from net investment income of $0.632 and distributions from net realized gain of $5.203 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $504 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sale.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$821,774
Gross unrealized depreciation	(226,145)
Net unrealized appreciation (depreciation)	$595,629
Tax Cost	$6,830,440

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$68,687
Undistributed long-term capital gain	$178,941
Net unrealized appreciation (depreciation) on securities and other investments	$595,619

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$337,617	$ 133,779
Long-term Capital Gains	910,892	1,046,957
Total	$1,248,508	$ 1,180,736

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,708,362 and $6,747,720, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .33% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$8,580.15
Class K	503.05
	$9,083

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $175 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $50.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $3. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $743 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Dividend Growth	$1

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $50.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Dividend Growth	$1,046,442	$–
Class K	202,066	–
Total	$1,248,508	$ -
From net investment income
Dividend Growth	$–	$102,569
Class K	–	24,695
Total	$–	$127,264
From net realized gain
Dividend Growth	$–	$860,821
Class K	–	192,651
Total	$–	$1,053,472

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2019	Year ended July 31, 2018
Dividend Growth
Shares sold	10,720	6,817	$305,981	$228,121
Reinvestment of distributions	34,200	28,012	997,153	919,157
Shares redeemed	(30,538)	(25,386)	(872,370)	(851,332)
Net increase (decrease)	14,382	9,443	$430,764	$295,946
Class K
Shares sold	25,736	6,726	$751,445	$224,545
Reinvestment of distributions	6,925	6,626	202,066	217,347
Shares redeemed	(18,490)	(19,611)	(532,909)	(660,869)
Net increase (decrease)	14,171	(6,259)	$420,602	$(218,977)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Dividend Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Dividend Growth	.50%
Actual		$1,000.00	$1,075.60	$2.57
Hypothetical-C		$1,000.00	$1,022.32	$2.51
Class K	.39%
Actual		$1,000.00	$1,075.70	$2.01
Hypothetical-C		$1,000.00	$1,022.86	$1.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Dividend Growth Fund
Dividend Growth	09/16/19	09/13/19	$0.284	$0.749
Class K	09/16/19	09/13/19	$0.304	$0.749

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2019, $303,355,005, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth designates 32% and 100% and Class K designates 32% and 100%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Dividend Growth designates 36% and 100% and Class K designates 35% and 100%; of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

DGF-ANN-0919
1.536090.122

Fidelity® Growth & Income Portfolio Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	2.26%	8.31%	12.48%
Class K	2.35%	8.44%	12.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Growth & Income Portfolio.

Period Ending Values
$32,421	Fidelity® Growth & Income Portfolio
$37,171	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund's share classes gained roughly 2%, significantly trailing the 7.99% advance of the benchmark S&P 500® index. The fund’s underperformance of the benchmark the past 12 months was due to a combination of sector allocation and security selection.The biggest relative detractors included weak picks in health care and financials, along with large overweight in energy. Conversely, I made good stock choices in the energy and information technology sectors, as well as in communication services. A non-benchmark investment in Bayer (-40%), a German health care and agricultural company, underperformed due to investors' concerns about legal liability cost. An overweight in financial services company State Street (-32%) also detracted, as did investments in the tobacco sector – namely, Altria Group (-15%), one of our largest holdings, and an out-of-benchmark stake in British American Tobacco (-31%). In contrast, media and communication service provider Comcast (+23%), another large holding, was our top contributor, as investors became more comfortable that the company's broadband-service offering could help the company manage through the loss of some legacy cable-subscription business. Another contributor was Qualcomm (+19%), which benefited from resolving a longstanding legal dispute with Apple.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
General Electric Co.	4.9
Exxon Mobil Corp.	4.7
Microsoft Corp.	4.5
Comcast Corp. Class A	3.9
Altria Group, Inc.	3.3
Bank of America Corp.	3.2
Wells Fargo & Co.	2.6
JPMorgan Chase & Co.	2.3
Qualcomm, Inc.	2.2
Apple, Inc.	1.9
33.5

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Financials	18.2
Health Care	15.5
Industrials	15.1
Information Technology	14.2
Energy	10.2

Asset Allocation (% of fund's net assets)

As of July 31, 2019 *,**
Stocks	95.0%
Convertible Securities	0.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

 * Foreign investments - 11.0%

 ** Written options - (0.0%)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.0%
		Shares	Value (000s)
COMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.		258,415	$8,799
Verizon Communications, Inc.		1,599,074	88,381
			97,180
Entertainment - 1.1%
Activision Blizzard, Inc.		470,700	22,942
Vivendi SA		1,615,300	45,025
			67,967
Interactive Media & Services - 0.4%
Alphabet, Inc.:
Class A (a)		11,407	13,896
Class C (a)		11,336	13,792
			27,688
Media - 5.1%
Comcast Corp. Class A		5,794,100	250,131
Fox Corp. Class A		586,400	21,884
Interpublic Group of Companies, Inc.		1,207,300	27,671
Omnicom Group, Inc.		180,000	14,440
Sinclair Broadcast Group, Inc. Class A		311,300	15,643
			329,769

TOTAL COMMUNICATION SERVICES			522,604

CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.1%
Gentex Corp.		294,700	8,081
Household Durables - 0.3%
Whirlpool Corp.		126,100	18,345
Leisure Products - 0.1%
Brunswick Corp.		138,800	6,823
Specialty Retail - 1.0%
Lowe's Companies, Inc.		449,479	45,577
TJX Companies, Inc.		287,700	15,697
			61,274
Textiles, Apparel & Luxury Goods - 0.1%
Puma AG		9,693	679
PVH Corp.		57,500	5,113
			5,792

TOTAL CONSUMER DISCRETIONARY			100,315

CONSUMER STAPLES - 9.4%
Beverages - 1.2%
The Coca-Cola Co.		1,462,003	76,945
Food & Staples Retailing - 1.9%
Walgreens Boots Alliance, Inc.		362,400	19,747
Walmart, Inc. (b)		956,200	105,545
			125,292
Food Products - 1.0%
Nestle SA sponsored ADR		296,800	31,485
The Hershey Co. (b)		100,100	15,189
The Kraft Heinz Co.		559,900	17,922
			64,596
Household Products - 1.3%
Colgate-Palmolive Co.		20,100	1,442
Procter & Gamble Co. (b)		557,315	65,785
Spectrum Brands Holdings, Inc.		303,700	15,218
			82,445
Tobacco - 4.0%
Altria Group, Inc.		4,445,900	209,269
British American Tobacco PLC sponsored ADR		1,360,000	48,430
			257,699

TOTAL CONSUMER STAPLES			606,977

ENERGY - 10.1%
Energy Equipment & Services - 0.4%
Baker Hughes, a GE Co. Class A		1,127,600	28,630
Oil, Gas & Consumable Fuels - 9.7%
BP PLC sponsored ADR (c)		1,576,255	62,640
Cenovus Energy, Inc.		37,200	345
Cenovus Energy, Inc. (Canada)		9,854,400	91,615
Equinor ASA sponsored ADR		2,797,000	49,815
Exxon Mobil Corp.		4,088,600	304,028
Galp Energia SGPS SA Class B		1,093,300	17,021
Hess Corp.		751,300	48,714
Kosmos Energy Ltd.		5,111,485	30,720
The Williams Companies, Inc.		557,865	13,746
Valero Energy Corp.		37,800	3,222
			621,866

TOTAL ENERGY			650,496

FINANCIALS - 18.2%
Banks - 12.7%
Bank of America Corp.		6,694,956	205,401
Citigroup, Inc. (b)		879,630	62,594
First Hawaiian, Inc.		380,400	10,180
JPMorgan Chase & Co.		1,254,192	145,486
M&T Bank Corp.		63,200	10,381
PNC Financial Services Group, Inc.		572,854	81,861
SunTrust Banks, Inc.		1,066,366	71,020
U.S. Bancorp		979,973	56,005
Wells Fargo & Co.		3,521,641	170,483
			813,411
Capital Markets - 4.1%
Apollo Global Management LLC Class A		46,500	1,535
Brookfield Asset Management, Inc.		48,210	2,362
Cboe Global Markets, Inc.		45,000	4,919
Charles Schwab Corp.		444,343	19,205
FS KKR Capital Corp.		26,109	150
KKR & Co. LP		855,743	22,891
Lazard Ltd. Class A		72,300	2,799
Morgan Stanley		473,397	21,095
Northern Trust Corp.		963,264	94,400
Oaktree Capital Group LLC Class A		323,582	16,393
S&P Global, Inc.		26,400	6,467
State Street Corp.		1,200,427	69,733
Virtu Financial, Inc. Class A		103,117	2,236
			264,185
Consumer Finance - 0.0%
Shriram Transport Finance Co. Ltd.		170,100	2,384
Insurance - 1.1%
Chubb Ltd.		176,800	27,022
Marsh & McLennan Companies, Inc.		204,007	20,156
The Travelers Companies, Inc.		141,100	20,688
			67,866
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.		795,768	18,144

TOTAL FINANCIALS			1,165,990

HEALTH CARE - 15.1%
Biotechnology - 1.5%
AbbVie, Inc.		255,100	16,995
Alexion Pharmaceuticals, Inc. (a)		325,700	36,899
Amgen, Inc.		143,200	26,718
Intercept Pharmaceuticals, Inc. (a)		218,204	13,714
			94,326
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co.		9,000	2,275
Boston Scientific Corp. (a)		188,800	8,016
			10,291
Health Care Providers & Services - 6.7%
AmerisourceBergen Corp.		529,700	46,163
Cardinal Health, Inc.		1,022,800	46,773
Cigna Corp.		369,100	62,717
CVS Health Corp.		1,931,004	107,885
Humana, Inc.		36,700	10,891
McKesson Corp.		562,587	78,171
Patterson Companies, Inc. (c)		685,070	13,564
UnitedHealth Group, Inc.		248,300	61,829
			427,993
Pharmaceuticals - 6.8%
Bayer AG		1,233,686	79,905
Bristol-Myers Squibb Co.		2,696,110	119,734
Corteva, Inc.		223,966	6,607
GlaxoSmithKline PLC sponsored ADR		2,637,112	108,860
Johnson & Johnson		871,469	113,483
Novartis AG sponsored ADR		7,344	673
Perrigo Co. PLC		160,200	8,652
			437,914

TOTAL HEALTH CARE			970,524

INDUSTRIALS - 15.0%
Aerospace & Defense - 1.7%
General Dynamics Corp.		155,600	28,932
Huntington Ingalls Industries, Inc.		71,700	16,369
Meggitt PLC		4,441	32
United Technologies Corp.		478,482	63,925
			109,258
Air Freight & Logistics - 2.2%
C.H. Robinson Worldwide, Inc.		143,000	11,973
Expeditors International of Washington, Inc.		9,700	741
FedEx Corp.		50,200	8,561
United Parcel Service, Inc. Class B (b)		997,304	119,148
			140,423
Commercial Services & Supplies - 0.4%
Healthcare Services Group, Inc. (c)		435,900	10,422
Interface, Inc.		650,200	9,012
Ritchie Bros. Auctioneers, Inc.		19,100	690
Stericycle, Inc. (a)		125,675	5,776
			25,900
Electrical Equipment - 0.6%
Acuity Brands, Inc.		123,000	16,509
Hubbell, Inc. Class B		165,839	21,539
Rockwell Automation, Inc.		26,000	4,180
			42,228
Industrial Conglomerates - 4.9%
3M Co.		13,300	2,324
General Electric Co.		29,897,727	312,431
			314,755
Machinery - 0.9%
Deere & Co.		34,500	5,715
Donaldson Co., Inc.		211,600	10,569
Flowserve Corp.		356,800	17,851
Wabtec Corp. (c)		310,690	24,134
			58,269
Professional Services - 0.5%
RELX PLC (London Stock Exchange)		1,198,067	28,462
Robert Half International, Inc.		22,100	1,335
			29,797
Road & Rail - 3.1%
J.B. Hunt Transport Services, Inc.		462,140	47,309
Knight-Swift Transportation Holdings, Inc. Class A		1,457,700	52,244
Norfolk Southern Corp.		159,199	30,426
Union Pacific Corp. (b)		372,300	66,995
			196,974
Trading Companies & Distributors - 0.7%
Fastenal Co.		183,400	5,649
Watsco, Inc. (b)		234,792	38,182
			43,831

TOTAL INDUSTRIALS			961,435

INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 0.3%
Cisco Systems, Inc.		406,552	22,523
IT Services - 2.2%
DXC Technology Co.		146,900	8,193
IBM Corp.		66,300	9,828
MasterCard, Inc. Class A		9,300	2,532
Paychex, Inc. (b)		148,452	12,329
Unisys Corp. (a)		838,218	10,386
Visa, Inc. Class A (b)		556,879	99,124
			142,392
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.		79,500	9,338
Applied Materials, Inc.		574,400	28,358
Lam Research Corp.		61,500	12,830
Marvell Technology Group Ltd.		173,800	4,564
NVIDIA Corp.		41,300	6,968
Qualcomm, Inc.		1,925,946	140,902
			202,960
Software - 6.6%
Microsoft Corp.		2,099,799	286,140
Oracle Corp.		1,287,253	72,472
SAP SE sponsored ADR (c)		515,600	63,434
			422,046
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.		569,994	121,432

TOTAL INFORMATION TECHNOLOGY			911,353

MATERIALS - 0.8%
Chemicals - 0.8%
International Flavors & Fragrances, Inc. (c)		58,000	8,351
Nutrien Ltd.		551,880	30,258
The Scotts Miracle-Gro Co. Class A (b)		115,600	12,968
			51,577
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
American Tower Corp.		132,600	28,061
CoreSite Realty Corp.		147,700	15,480
Equinix, Inc.		59,400	29,825
Public Storage		41,400	10,050
Simon Property Group, Inc.		64,500	10,462
			93,878
UTILITIES - 1.0%
Electric Utilities - 0.8%
Duke Energy Corp.		158,400	13,736
Exelon Corp.		155,100	6,989
PPL Corp.		551,000	16,326
Southern Co. (b)		308,400	17,332
			54,383
Multi-Utilities - 0.2%
Sempra Energy		85,300	11,552

TOTAL UTILITIES			65,935

TOTAL COMMON STOCKS
(Cost $5,335,408)			6,101,084

Convertible Preferred Stocks - 0.4%
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. Series A, 6.125%		301,400	18,560
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Avantor, Inc. Series A 6.25%		60,400	3,718
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $20,103)			22,278
		Principal Amount (000s)(d)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Intercept Pharmaceuticals, Inc. 2% 5/15/26		2,100	1,842
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19 (e)	EUR	6,700	5,557
TOTAL CONVERTIBLE BONDS
(Cost $9,282)			7,399
		Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (f)(g)(h)
(Cost $18,052)		18,052,449	8,810

Money Market Funds - 5.0%
Fidelity Cash Central Fund 2.43% (i)		287,952,983	288,011
Fidelity Securities Lending Cash Central Fund 2.43% (i)(j)		36,119,056	36,123
TOTAL MONEY MARKET FUNDS
(Cost $324,128)			324,134
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $5,706,973)			6,463,705
NET OTHER ASSETS (LIABILITIES) - (0.6)%			(39,734)
NET ASSETS - 100%			$6,423,971

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
Citigroup, Inc.	Chicago Board Options Exchange	555	$3,949	$70.00	8/16/19	$(92)
Citigroup, Inc.	Chicago Board Options Exchange	555	3,949	72.50	8/16/19	(29)
Citigroup, Inc.	Chicago Board Options Exchange	382	2,718	72.50	9/20/19	(55)
Paychex, Inc.	Chicago Board Options Exchange	1,471	12,217	90.00	9/20/19	(29)
Procter & Gamble Co.	Chicago Board Options Exchange	535	6,315	125.00	10/18/19	(51)
Southern Co.	Chicago Board Options Exchange	614	3,451	57.50	11/15/19	(75)
The Hershey Co.	Chicago Board Options Exchange	995	15,098	145.00	8/16/19	(721)
The Scotts Miracle-Gro Co. Class A	Chicago Board Options Exchange	141	1,582	100.00	9/20/19	(180)
Union Pacific Corp.	Chicago Board Options Exchange	306	5,506	185.00	9/20/19	(80)
United Parcel Service, Inc. Class B	Chicago Board Options Exchange	458	5,472	125.00	9/20/19	(55)
Visa, Inc. Class A	Chicago Board Options Exchange	570	10,146	175.00	9/20/19	(375)
Visa, Inc. Class A	Chicago Board Options Exchange	535	9,523	190.00	9/20/19	(38)
Walmart, Inc.	Chicago Board Options Exchange	483	5,331	110.00	8/16/19	(125)
Walmart, Inc.	Chicago Board Options Exchange	483	5,331	115.00	8/16/19	(36)
Walmart, Inc.	Chicago Board Options Exchange	458	5,055	115.00	10/18/19	(90)
Watsco, Inc.	Chicago Board Options Exchange	230	3,740	175.00	8/16/19	(10)
TOTAL WRITTEN OPTIONS						$(2,041)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $99,383,000.

 (c) Security or a portion of the security is on loan at period end.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,557,000 or 0.1% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,810,000 or 0.1% of net assets.

 (h) Level 3 security

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$18,052

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,736
Fidelity Securities Lending Cash Central Fund	331
Total	$5,067

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$522,604	$522,604	$--	$--
Consumer Discretionary	100,315	100,315	--	--
Consumer Staples	606,977	606,977	--	--
Energy	650,496	633,475	17,021	--
Financials	1,165,990	1,163,606	2,384	--
Health Care	989,084	890,619	98,465	--
Industrials	965,153	961,435	3,718	--
Information Technology	911,353	911,353	--	--
Materials	51,577	51,577	--	--
Real Estate	93,878	93,878	--	--
Utilities	65,935	65,935	--	--
Corporate Bonds	7,399	--	7,399	--
Other	8,810	--	--	8,810
Money Market Funds	324,134	324,134	--	--
Total Investments in Securities:	$6,463,705	$6,325,908	$128,987	$8,810
Derivative Instruments:
Liabilities
Written Options	$(2,041)	$(2,041)	$--	$--
Total Liabilities	$(2,041)	$(2,041)	$--	$--
Total Derivative Instruments:	$(2,041)	$(2,041)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(2,041)
Total Equity Risk	0	(2,041)
Total Value of Derivatives	$0	$(2,041)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.0%
United Kingdom	3.9%
Germany	2.2%
Canada	1.9%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $35,040) — See accompanying schedule: Unaffiliated issuers (cost $5,382,845)	$6,139,571
Fidelity Central Funds (cost $324,128)	324,134
Total Investment in Securities (cost $5,706,973)		$6,463,705
Restricted cash		951
Receivable for investments sold		7,869
Receivable for fund shares sold		857
Dividends receivable		7,210
Interest receivable		44
Distributions receivable from Fidelity Central Funds		603
Prepaid expenses		16
Other receivables		1,423
Total assets		6,482,678
Liabilities
Payable for investments purchased	$14,335
Payable for fund shares redeemed	2,283
Accrued management fee	2,349
Written options, at value (premium received $1,668)	2,041
Other affiliated payables	844
Other payables and accrued expenses	730
Collateral on securities loaned	36,125
Total liabilities		58,707
Net Assets		$6,423,971
Net Assets consist of:
Paid in capital		$5,623,301
Total distributable earnings (loss)		800,670
Net Assets		$6,423,971
Net Asset Value and Maximum Offering Price
Growth and Income:
Net Asset Value, offering price and redemption price per share ($5,926,671 ÷ 152,061 shares)		$38.98
Class K:
Net Asset Value, offering price and redemption price per share ($497,300 ÷ 12,770 shares)		$38.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2019
Investment Income
Dividends		$184,142
Interest		436
Income from Fidelity Central Funds (including $331 from security lending)		5,067
Total income		189,645
Expenses
Management fee	$28,509
Transfer agent fees	9,175
Accounting and security lending fees	1,153
Custodian fees and expenses	110
Independent trustees' fees and expenses	36
Registration fees	94
Audit	88
Legal	17
Miscellaneous	45
Total expenses before reductions	39,227
Expense reductions	(221)
Total expenses after reductions		39,006
Net investment income (loss)		150,639
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,538
Fidelity Central Funds	(11)
Foreign currency transactions	17
Written options	4,307
Total net realized gain (loss)		85,851
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(97,813)
Fidelity Central Funds	11
Assets and liabilities in foreign currencies	2
Written options	(515)
Total change in net unrealized appreciation (depreciation)		(98,315)
Net gain (loss)		(12,464)
Net increase (decrease) in net assets resulting from operations		$138,175

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$150,639	$125,267
Net realized gain (loss)	85,851	961,043
Change in net unrealized appreciation (depreciation)	(98,315)	(182,203)
Net increase (decrease) in net assets resulting from operations	138,175	904,107
Distributions to shareholders	(205,560)	–
Distributions to shareholders from net investment income	–	(140,988)
Total distributions	(205,560)	(140,988)
Share transactions - net increase (decrease)	(380,141)	(1,137,673)
Total increase (decrease) in net assets	(447,526)	(374,554)
Net Assets
Beginning of period	6,871,497	7,246,051
End of period	$6,423,971	$6,871,497
Other Information
Distributions in excess of net investment income end of period		$(8,807)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth & Income Portfolio

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$39.34	$35.31	$30.48	$30.85	$29.02
Income from Investment Operations
Net investment income (loss)A	.87	.65	.61	.59	.55
Net realized and unrealized gain (loss)	(.05)B	4.12	4.68	(.37)	1.82C
Total from investment operations	.82	4.77	5.29	.22	2.37
Distributions from net investment income	(.77)	(.74)	(.46)	(.58)	(.54)
Distributions from net realized gain	(.42)	–	–	(.01)	–
Total distributions	(1.18)D	(.74)	(.46)	(.59)	(.54)
Net asset value, end of period	$38.98	$39.34	$35.31	$30.48	$30.85
Total ReturnE	2.26%B	13.66%	17.48%	.88%	8.23%C
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%	.61%	.63%	.64%	.64%
Expenses net of fee waivers, if any	.61%	.61%	.63%	.64%	.63%
Expenses net of all reductions	.61%	.61%	.63%	.64%	.63%
Net investment income (loss)	2.31%	1.76%	1.84%	2.05%	1.83%
Supplemental Data
Net assets, end of period (in millions)	$5,927	$6,280	$6,356	$5,529	$6,563
Portfolio turnover rateH	36%	38%	37%	29%	35%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 2.14%

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%

 D Total distributions of $1.18 per share is comprised of distributions from net investment income of $.765 and distributions from net realized gain of $.419 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth & Income Portfolio Class K

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$39.31	$35.28	$30.46	$30.82	$29.00
Income from Investment Operations
Net investment income (loss)A	.91	.69	.65	.62	.59
Net realized and unrealized gain (loss)	(.06)B	4.12	4.67	(.35)	1.81C
Total from investment operations	.85	4.81	5.32	.27	2.40
Distributions from net investment income	(.81)	(.78)	(.50)	(.62)	(.58)
Distributions from net realized gain	(.42)	–	–	(.01)	–
Total distributions	(1.22)D	(.78)	(.50)	(.63)	(.58)
Net asset value, end of period	$38.94	$39.31	$35.28	$30.46	$30.82
Total ReturnE	2.35%B	13.79%	17.60%	1.04%	8.34%C
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.51%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.51%	.52%	.52%	.52%
Expenses net of all reductions	.50%	.50%	.52%	.52%	.52%
Net investment income (loss)	2.41%	1.86%	1.95%	2.17%	1.95%
Supplemental Data
Net assets, end of period (in millions)	$497	$591	$890	$765	$862
Portfolio turnover rateH	36%	38%	37%	29%	35%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 2.23%

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%

 D Total distributions of $1.22 per share is comprised of distributions from net investment income of $.805 and distributions from net realized gain of $.419 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $624 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain conversion ratio adjustments, equity-debt classifications, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,211,853
Gross unrealized depreciation	(463,482)
Net unrealized appreciation (depreciation)	$748,371
Tax Cost	$5,713,293

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,026
Undistributed long-term capital gain	$48,325
Net unrealized appreciation (depreciation) on securities and other investments	$748,358

The Fund intends to elect to defer to its next fiscal year $4,414 of capital losses recognized during the period November 1, 2018 to July 31, 2019.

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$141,490	$ 140,988
Long-term Capital Gains	64,070	–
Total	$205,560	$ 140,988

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $9,761 in this Subsidiary, representing .15% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,263,973 and $2,928,811, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$8,898.15
Class K	277.05
	$9,175

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $59 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $13.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as a lending agent, amounted to less than five hundred dollars. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $158 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Growth and Income	$8

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $49.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Growth and Income	$184,494	$–
Class K	21,066	–
Total	$205,560	$–
From net investment income
Growth and Income	$–	$124,875
Class K	–	16,113
Total	$–	$140,988

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2019	Year ended July 31, 2018
Growth and Income
Shares sold	4,033	5,407	$152,368	$201,160
Reinvestment of distributions	4,678	3,205	174,463	118,260
Shares redeemed	(16,278)	(28,976)	(613,720)	(1,077,783)
Net increase (decrease)	(7,567)	(20,364)	$(286,889)	$(758,363)
Class K
Shares sold	7,816	2,738	$289,822	$101,861
Reinvestment of distributions	570	438	21,066	16,113
Shares redeemed	(10,656)	(13,364)	(404,140)	(497,284)
Net increase (decrease)	(2,270)	(10,188)	$(93,252)	$(379,310)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth & Income Portfolio (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Growth and Income	.61%
Actual		$1,000.00	$1,083.90	$3.15
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Class K	.51%
Actual		$1,000.00	$1,084.20	$2.64
Hypothetical-C		$1,000.00	$1,022.27	$2.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Growth & Income Portfolio
Growth & Income	09/09/2019	09/06/2019	$0.297
Class K	09/09/2019	09/06/2019	$0.297

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $113,806,935, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Growth & Income and Class K designate the below percentage of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders:

	Ex Date	Percentage
Fidelity Growth & Income Portfolio
Growth & Income	09/07/2018	100%
Growth & Income	10/05/2018	99%
Growth & Income	12/07/2018	99%
Growth & Income	04/05/2019	100%
Growth & Income	07/05/2019	100%
Class K	09/07/2018	100%
Class K	10/05/2018	96%
Class K	12/07/2018	94%
Class K	04/05/2019	100%
Class K	07/05/2019	100%

Growth & Income, and Class K designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

GAI-ANN-0919
1.536189.122

Fidelity® Leveraged Company Stock Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	1.93%	4.90%	11.88%
Class K	2.03%	5.02%	12.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,725	Fidelity® Leveraged Company Stock Fund
$37,171	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Mark Notkin:  For the fiscal year, the fund's share classes gained about 2%, lagging the benchmark S&P 500® and topping the -6.09% return of the Credit Suisse Leveraged Equity Index. We feel the latter index represents a better basis for comparison, given the fund’s mandate to primarily invest in the common stocks of leveraged companies. The fund's underperformance of the S&P 500 the past 12 months was mostly due to four gaming-related stocks: Penn National Gaming (-40%), Boyd Gaming (-29%), Melco Resorts & Entertainment (-37%) and Scientific Games (-55%), the latter two of which were not held at period end. The main reason for the downtrend is that many gaming companies operate casinos in China’s Macau region. China, more broadly, has seen a slowdown in its economy and stock market, which, in turn, has stifled customer visits. Trade tension with the U.S. has been another negative factor. The largest individual relative detractor was Chemours. Shares of the chemical maker returned -56%, tumbling in May after the firm reported a decline in earnings. Conversely, the transportation industry was an area of strength, led by Air Canada (+90%). We believe the company, our largest period-end holding, has some unique growth opportunities and faces minimal competition. The fund’s relative result also benefited from Brazil’s JBS (+172%), a large meatpacking company and major protein producer in the United States. Fundamentals for the meat industry remained strong the past 12 months. All of the stocks mentioned were non-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Effective October 1, 2019, the fund's primary benchmark will change from the S&P 500® index to the Russell MidCap® Index, and the fund's supplemental benchmark will change from the Credit Suisse Leveraged Equity Index to the Fidelity U.S. Leveraged Stock Index.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Air Canada	4.5
Alibaba Group Holding Ltd. sponsored ADR	3.4
Eldorado Resorts, Inc.	3.3
Global Payments, Inc.	3.0
JBS SA	2.9
Adobe, Inc.	2.7
Boyd Gaming Corp.	2.6
Alphabet, Inc. Class A	2.6
IQVIA Holdings, Inc.	2.6
Microchip Technology, Inc.	2.6
30.2

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Information Technology	29.1
Consumer Discretionary	15.5
Industrials	14.0
Communication Services	11.8
Health Care	9.2

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	96.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

 * Foreign investments - 15.4%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 11.8%
Interactive Media & Services - 3.7%
Alphabet, Inc. Class A (a)	48,500	$59,083
Facebook, Inc. Class A (a)	140,000	27,192
		86,275
Media - 5.8%
Altice U.S.A., Inc. Class A (a)	1,829,600	47,222
Comcast Corp. Class A	878,300	37,916
Nexstar Broadcasting Group, Inc. Class A	305,898	31,131
Sinclair Broadcast Group, Inc. Class A	318,700	16,015
		132,284
Wireless Telecommunication Services - 2.3%
T-Mobile U.S., Inc. (a)	653,000	52,064

TOTAL COMMUNICATION SERVICES		270,623

CONSUMER DISCRETIONARY - 15.5%
Hotels, Restaurants & Leisure - 9.1%
Boyd Gaming Corp.	2,264,500	59,987
Eldorado Resorts, Inc. (a)(b)	1,659,380	74,871
Penn National Gaming, Inc. (a)	1,067,700	20,842
Red Rock Resorts, Inc.	715,947	14,920
Royal Caribbean Cruises Ltd.	214,400	24,943
Studio City International Holdings Ltd. ADR	695,700	13,991
		209,554
Household Durables - 0.7%
Tempur Sealy International, Inc. (a)	192,400	15,434
Internet & Direct Marketing Retail - 5.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	445,600	77,138
Amazon.com, Inc. (a)	28,300	52,830
		129,968

TOTAL CONSUMER DISCRETIONARY		354,956

CONSUMER STAPLES - 3.3%
Food Products - 3.3%
Darling International, Inc. (a)	526,083	10,695
JBS SA	10,119,700	66,027
		76,722
ENERGY - 2.9%
Oil, Gas & Consumable Fuels - 2.9%
Cheniere Energy, Inc. (a)	412,040	26,844
MEG Energy Corp. (a)	2,098,400	8,824
Parsley Energy, Inc. Class A (a)	677,000	11,231
Pioneer Natural Resources Co.	145,200	20,043
		66,942
FINANCIALS - 5.0%
Banks - 1.9%
Bank of America Corp.	652,399	20,016
JPMorgan Chase & Co.	199,700	23,165
		43,181
Consumer Finance - 3.1%
American Express Co.	328,100	40,806
OneMain Holdings, Inc.	720,800	29,877
		70,683

TOTAL FINANCIALS		113,864

HEALTH CARE - 9.2%
Biotechnology - 0.7%
Alexion Pharmaceuticals, Inc. (a)	134,100	15,192
Health Care Providers & Services - 3.9%
Cigna Corp.	113,300	19,252
Humana, Inc.	67,900	20,149
Tenet Healthcare Corp. (a)	691,500	16,299
UnitedHealth Group, Inc.	133,500	33,243
		88,943
Life Sciences Tools & Services - 3.6%
IQVIA Holdings, Inc. (a)	370,100	58,909
Thermo Fisher Scientific, Inc.	87,700	24,353
		83,262
Pharmaceuticals - 1.0%
Jazz Pharmaceuticals PLC (a)	166,400	23,193

TOTAL HEALTH CARE		210,590

INDUSTRIALS - 14.0%
Aerospace & Defense - 1.1%
TransDigm Group, Inc. (a)	52,300	25,389
Airlines - 5.4%
Air Canada (a)	3,009,700	103,553
Delta Air Lines, Inc.	335,100	20,455
		124,008
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.	46,866	12
Machinery - 1.9%
Allison Transmission Holdings, Inc.	510,200	23,444
Ingersoll-Rand PLC	169,800	20,997
		44,441
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	831	8
Road & Rail - 1.2%
Hertz Global Holdings, Inc. (a)	574,500	8,916
Lyft, Inc.	316,764	18,317
		27,233
Trading Companies & Distributors - 4.4%
Air Lease Corp. Class A	459,820	19,216
HD Supply Holdings, Inc. (a)	1,016,300	41,170
United Rentals, Inc. (a)	310,300	39,268
		99,654

TOTAL INDUSTRIALS		320,745

INFORMATION TECHNOLOGY - 29.1%
Electronic Equipment & Components - 2.6%
CDW Corp.	205,900	24,329
Dell Technologies, Inc. (a)	377,700	21,808
Zebra Technologies Corp. Class A (a)	61,800	13,033
		59,170
IT Services - 12.7%
EPAM Systems, Inc. (a)	302,100	58,544
Fiserv, Inc. (a)	264,609	27,898
Global Payments, Inc.	413,500	69,435
MasterCard, Inc. Class A	169,400	46,123
PayPal Holdings, Inc. (a)	430,100	47,483
Visa, Inc. Class A	232,000	41,296
		290,779
Semiconductors & Semiconductor Equipment - 6.7%
Broadcom, Inc.	41,000	11,890
Lam Research Corp.	146,100	30,478
Marvell Technology Group Ltd.	539,300	14,162
Microchip Technology, Inc. (b)	622,000	58,729
ON Semiconductor Corp. (a)	1,788,000	38,460
		153,719
Software - 7.1%
Adobe, Inc. (a)	206,800	61,804
Microsoft Corp.	338,900	46,182
Salesforce.com, Inc. (a)	112,500	17,381
SS&C Technologies Holdings, Inc.	313,379	15,027
VMware, Inc. Class A	125,500	21,898
		162,292

TOTAL INFORMATION TECHNOLOGY		665,960

MATERIALS - 0.6%
Chemicals - 0.6%
The Chemours Co. LLC	747,628	14,257
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.4%
Crown Castle International Corp.	244,300	32,555
UTILITIES - 3.8%
Electric Utilities - 2.3%
Vistra Energy Corp.	2,415,265	51,832
Independent Power and Renewable Electricity Producers - 1.5%
NRG Energy, Inc.	1,000,400	34,154

TOTAL UTILITIES		85,986

TOTAL COMMON STOCKS
(Cost $1,698,387)		2,213,200

Money Market Funds - 7.7%
Fidelity Cash Central Fund 2.43% (c)	58,141,374	58,153
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	118,700,697	118,713
TOTAL MONEY MARKET FUNDS
(Cost $176,863)		176,866
TOTAL INVESTMENT IN SECURITIES - 104.3%
(Cost $1,875,250)		2,390,066
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(98,219)
NET ASSETS - 100%		$2,291,847

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,515
Fidelity Securities Lending Cash Central Fund	211
Total	$1,726

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$270,623	$270,623	$--	$--
Consumer Discretionary	354,956	354,956	--	--
Consumer Staples	76,722	76,722	--	--
Energy	66,942	66,942	--	--
Financials	113,864	113,864	--	--
Health Care	210,590	210,590	--	--
Industrials	320,745	302,416	18,329	--
Information Technology	665,960	665,960	--	--
Materials	14,257	14,257	--	--
Real Estate	32,555	32,555	--	--
Utilities	85,986	85,986	--	--
Money Market Funds	176,866	176,866	--	--
Total Investments in Securities:	$2,390,066	$2,371,737	$18,329	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.6%
Canada	4.9%
Cayman Islands	3.4%
Brazil	2.9%
Ireland	1.9%
Liberia	1.1%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $112,765) — See accompanying schedule: Unaffiliated issuers (cost $1,698,387)	$2,213,200
Fidelity Central Funds (cost $176,863)	176,866
Total Investment in Securities (cost $1,875,250)		$2,390,066
Receivable for investments sold		26,417
Receivable for fund shares sold		452
Dividends receivable		509
Distributions receivable from Fidelity Central Funds		191
Prepaid expenses		5
Other receivables		23
Total assets		2,417,663
Liabilities
Payable for investments purchased	$128
Payable for investments purchased on a delayed delivery basis	2,200
Payable for fund shares redeemed	3,203
Accrued management fee	1,131
Other affiliated payables	323
Other payables and accrued expenses	114
Collateral on securities loaned	118,717
Total liabilities		125,816
Net Assets		$2,291,847
Net Assets consist of:
Paid in capital		$1,824,063
Total distributable earnings (loss)		467,784
Net Assets		$2,291,847
Net Asset Value and Maximum Offering Price
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($1,944,966 ÷ 64,972 shares)		$29.94
Class K:
Net Asset Value, offering price and redemption price per share ($346,881 ÷ 11,547 shares)		$30.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2019
Investment Income
Dividends		$15,166
Interest		10
Income from Fidelity Central Funds (including $211 from security lending)		1,726
Total income		16,902
Expenses
Management fee	$13,902
Transfer agent fees	3,312
Accounting and security lending fees	714
Custodian fees and expenses	54
Independent trustees' fees and expenses	14
Registration fees	48
Audit	62
Legal	9
Miscellaneous	17
Total expenses before reductions	18,132
Expense reductions	(137)
Total expenses after reductions		17,995
Net investment income (loss)		(1,093)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,957
Fidelity Central Funds	(1)
Foreign currency transactions	73
Total net realized gain (loss)		44,029
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(35,293)
Fidelity Central Funds	2
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(35,293)
Net gain (loss)		8,736
Net increase (decrease) in net assets resulting from operations		$7,643

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,093)	$2,569
Net realized gain (loss)	44,029	417,957
Change in net unrealized appreciation (depreciation)	(35,293)	(99,616)
Net increase (decrease) in net assets resulting from operations	7,643	320,910
Distributions to shareholders	(382,089)	–
Distributions to shareholders from net investment income	–	(6,187)
Distributions to shareholders from net realized gain	–	(529,539)
Total distributions	(382,089)	(535,726)
Share transactions - net increase (decrease)	(136,527)	(115,492)
Total increase (decrease) in net assets	(510,973)	(330,308)
Net Assets
Beginning of period	2,802,820	3,133,128
End of period	$2,291,847	$2,802,820
Other Information
Distributions in excess of net investment income end of period		$(1,170)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Leveraged Company Stock Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$34.31	$37.25	$40.68	$46.90	$45.82
Income from Investment Operations
Net investment income (loss)A	(.02)	.02	.19	.41	.41
Net realized and unrealized gain (loss)	.42	3.42B	5.53	(3.77)	1.01
Total from investment operations	.40	3.44	5.72	(3.36)	1.42
Distributions from net investment income	–	(.07)	(.37)	(.40)	(.34)
Distributions from net realized gain	(4.77)	(6.32)	(8.78)	(2.46)	–
Total distributions	(4.77)	(6.38)C	(9.15)	(2.86)	(.34)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$29.94	$34.31	$37.25	$40.68	$46.90
Total ReturnE	1.93%	10.91B	17.45%	(7.23)%	3.12%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.80%	.80%	.79%
Expenses net of fee waivers, if any	.78%	.78%	.79%	.80%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.80%	.78%
Net investment income (loss)	(.06)%	.07%	.51%	1.03%	.87%
Supplemental Data
Net assets, end of period (in millions)	$1,945	$2,372	$2,644	$2,861	$3,755
Portfolio turnover rateH	53%	67%	100%	9%	4%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.06 per share. Excluding this reimbursement, the total return would have been 10.73%.

 C Total distributions of $6.38 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $6.318 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$34.40	$37.34	$40.76	$47.00	$45.91
Income from Investment Operations
Net investment income (loss)A	.01	.06	.23	.46	.46
Net realized and unrealized gain (loss)	.42	3.42B	5.55	(3.79)	1.03
Total from investment operations	.43	3.48	5.78	(3.33)	1.49
Distributions from net investment income	–	(.11)	(.42)	(.45)	(.40)
Distributions from net realized gain	(4.79)	(6.32)	(8.78)	(2.46)	–
Total distributions	(4.79)	(6.42)C	(9.20)	(2.91)	(.40)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$30.04	$34.40	$37.34	$40.76	$47.00
Total ReturnE	2.03%	11.01%B	17.60%	(7.14)%	3.26%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.67%	.68%	.68%	.67%
Expenses net of fee waivers, if any	.67%	.67%	.68%	.68%	.67%
Expenses net of all reductions	.67%	.66%	.67%	.68%	.67%
Net investment income (loss)	.05%	.18%	.63%	1.15%	.99%
Supplemental Data
Net assets, end of period (in millions)	$347	$431	$489	$573	$991
Portfolio turnover rateH	53%	67%	100%	9%	4%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.06 per share. Excluding this reimbursement, the total return would have been 10.83%.

 C Total distributions of $6.42 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $6.318 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$577,004
Gross unrealized depreciation	(67,421)
Net unrealized appreciation (depreciation)	$509,583
Tax Cost	$ 1,880,483

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$509,580

The Fund intends to elect to defer to its next fiscal year $41,109 of capital losses recognized during the period November 1, 2018 to July 31, 2019. The Fund intends to elect to defer to its next fiscal year $688 of ordinary losses recognized during the period January 1, 2019 to July 31, 2019.

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$5,895	$ 17,016
Long-term Capital Gains	376,194	518,710
Total	$382,089	$535,726

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,225,375 and $1,790,112, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$3,146.16
Class K	166.05
	$3,312

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48 for the period.

Interfund Trades. The Fun may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $4 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $116 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $17.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Leveraged Company Stock	$323,491	$-
Class K	58,598	-
Total	$382,089	$ -
From net investment income
Leveraged Company Stock	$-	$4,788
Class K	-	1,399
Total	$-	$6,187
From net realized gain
Leveraged Company Stock	$-	$447,843
Class K	-	81,696
Total	$-	$529,539

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2019	Year ended July 31, 2018
Leveraged Company Stock
Shares sold	2,630	2,261	$74,697	$77,379
Reinvestment of distributions	10,500	13,261	306,391	427,578
Shares redeemed	(17,289)	(17,365)	(490,093)	(594,962)
Net increase (decrease)	(4,159)	(1,843)	$(109,005)	$(90,005)
Class K
Shares sold	1,048	989	$29,782	$34,063
Reinvestment of distributions	2,004	2,572	58,598	83,096
Shares redeemed	(4,033)	(4,138)	(115,902)	(142,646)
Net increase (decrease)	(981)	(577)	$(27,522)	$(25,487)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Leveraged Company Stock Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Leveraged Company Stock	.78%
Actual		$1,000.00	$1,098.30	$4.06
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class K	.67%
Actual		$1,000.00	$1,098.80	$3.49
Hypothetical-C		$1,000.00	$1,021.47	$3.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $90,095,096, or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock and Class K designate 100% of the dividend distributed in September during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock and Class K designate 100% of the dividend distributed in September during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

LSF-ANN-0919
1.762413.118

Fidelity® OTC Portfolio Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	6.43%	16.33%	17.81%
Class K	6.50%	16.46%	17.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Period Ending Values
$51,491	Fidelity® OTC Portfolio
$46,271	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector.

Comments from Portfolio Manager Christopher Lin:  For the year, the fund’s Retail Class shares gained 6.43%, trailing the 7.74% advance of the benchmark Nasdaq Composite Index®. Versus the benchmark, security selection in the communication services sector weighed on performance most. Within this group, an overweighting in shares of Activision Blizzard (-32%) detracted more than any individual fund position. Amid intense industry competition, I considerably reduced the fund's Activision stake by period end, but maintained an overweighting. An outsized stake in shares of chip designer Nvidia (-31%) also hurt the fund's relative result. I reduced the fund's Nvidia position by period end, but it remained a core fund holding. Elsewhere, not owning cable and entertainment giant Comcast and significantly underweighting network equipment maker Cisco Systems and coffee-chain Starbucks hurt the portfolio’s relative return. Conversely, stock choices in consumer discretionary and an underweighting in health care contributed on a relative basis, as did a non-benchmark stake in e-commerce platform Shopify and an overweighting in shares of e-commerce marketplace MercadoLibre (+82%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2019, Christopher Lin assumed sole management responsibilities for the fund, after having served as lead manager alongside co-manager Sonu Kalra since October 1, 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Microsoft Corp.	9.4
Apple, Inc.	9.0
Alphabet, Inc. Class A	7.3
Amazon.com, Inc.	5.9
Facebook, Inc. Class A	5.5
Alphabet, Inc. Class C	2.5
Adobe, Inc.	1.8
NVIDIA Corp.	1.7
Costco Wholesale Corp.	1.4
Qualcomm, Inc.	1.4
45.9

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Information Technology	42.2
Communication Services	21.7
Consumer Discretionary	16.2
Health Care	7.7
Consumer Staples	5.4

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	98.2%
Convertible Securities	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 10.6%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 21.7%
Entertainment - 2.7%
Activision Blizzard, Inc.	3,794,609	$184,949
Electronic Arts, Inc. (a)	2,600	241
NetEase, Inc. ADR	331,640	76,549
Netflix, Inc. (a)	463,660	149,758
Nintendo Co. Ltd. ADR	848,000	39,169
Take-Two Interactive Software, Inc. (a)	328,270	40,220
Ubisoft Entertainment SA (a)	122,000	10,035
Zynga, Inc. (a)	7,674,900	48,966
		549,887
Interactive Media & Services - 17.9%
58.com, Inc. ADR (a)	11,300	637
Alphabet, Inc.:
Class A (a)	1,186,027	1,444,818
Class C (a)	414,369	504,154
ANGI Homeservices, Inc. Class A (a)	3,249,631	45,007
CarGurus, Inc. Class A (a)	1,511,449	56,332
Eventbrite, Inc. (b)	25,200	446
Facebook, Inc. Class A (a)	5,670,414	1,101,365
IAC/InterActiveCorp (a)	289,325	69,163
Match Group, Inc. (b)	301,900	22,730
Pinterest, Inc.	46,430	1,279
Tencent Holdings Ltd. sponsored ADR	4,206,900	195,621
Twitter, Inc. (a)	2,880,100	121,857
		3,563,409
Media - 1.1%
Charter Communications, Inc. Class A (a)	548,900	211,535
Turn, Inc. (Escrow) (a)(c)(d)	1,199,041	797
		212,332
Wireless Telecommunication Services - 0.0%
Boingo Wireless, Inc. (a)	186,800	2,806

TOTAL COMMUNICATION SERVICES		4,328,434

CONSUMER DISCRETIONARY - 15.9%
Automobiles - 0.0%
Tesla, Inc. (a)(b)	921	223
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. (a)	114,500	5,424
Weight Watchers International, Inc. (a)	193,100	4,181
		9,605
Hotels, Restaurants & Leisure - 1.7%
Domino's Pizza, Inc.	46,600	11,395
Eldorado Resorts, Inc. (a)	491,049	22,156
Hilton Grand Vacations, Inc. (a)	489,400	16,003
Hilton Worldwide Holdings, Inc.	7,300	705
Marriott International, Inc. Class A	543,100	75,523
Marriott Vacations Worldwide Corp.	26,700	2,730
Planet Fitness, Inc. (a)	1,671,700	131,496
Restaurant Brands International, Inc.	67,300	4,956
Royal Caribbean Cruises Ltd.	338,900	39,428
Starbucks Corp.	102,900	9,744
Texas Roadhouse, Inc. Class A	127,300	7,031
Yum! Brands, Inc.	184,200	20,726
		341,893
Internet & Direct Marketing Retail - 9.9%
Amazon.com, Inc. (a)	623,808	1,164,512
Ctrip.com International Ltd. ADR (a)	1,521,200	59,296
eBay, Inc.	3,570,900	147,085
Meituan Dianping Class B	11,076,800	89,569
MercadoLibre, Inc. (a)	294,300	182,884
The Booking Holdings, Inc. (a)	108,660	204,999
Yahoo!, Inc. (a)	1,710,500	120,505
		1,968,850
Leisure Products - 0.1%
Mattel, Inc. (a)(b)	887,900	12,963
Multiline Retail - 0.9%
Avenue Supermarts Ltd. (a)(e)	101,832	2,185
Dollar General Corp.	80,700	10,815
Dollar Tree, Inc. (a)	1,595,700	162,362
		175,362
Specialty Retail - 2.1%
Best Buy Co., Inc.	716,400	54,826
Burlington Stores, Inc. (a)	278,400	50,321
Five Below, Inc. (a)	385,500	45,281
Lowe's Companies, Inc.	445,000	45,123
National Vision Holdings, Inc. (a)	574,095	18,136
Ross Stores, Inc.	1,116,600	118,393
Tiffany & Co., Inc.	360,600	33,868
Ulta Beauty, Inc. (a)	152,910	53,404
		419,352
Textiles, Apparel & Luxury Goods - 1.2%
G-III Apparel Group Ltd. (a)	189,900	5,443
Kontoor Brands, Inc.	6,557	192
lululemon athletica, Inc. (a)	1,024,074	195,690
LVMH Moet Hennessy Louis Vuitton SE	5,727	2,366
PVH Corp.	240,700	21,403
VF Corp.	45,900	4,011
		229,105

TOTAL CONSUMER DISCRETIONARY		3,157,353

CONSUMER STAPLES - 5.2%
Beverages - 2.2%
Diageo PLC	2,321,746	96,817
Fever-Tree Drinks PLC	2,341,907	66,529
Keurig Dr. Pepper, Inc.	2,160,500	60,796
Kweichow Moutai Co. Ltd. (A Shares)	497,475	69,781
Luckin Coffee, Inc. ADR (b)	191,700	4,656
Monster Beverage Corp. (a)	1,028,540	66,310
PepsiCo, Inc.	633,400	80,955
		445,844
Food & Staples Retailing - 2.3%
BJ's Wholesale Club Holdings, Inc. (a)	2,403,665	56,630
Costco Wholesale Corp.	1,027,083	283,095
Performance Food Group Co. (a)	1,067,600	46,814
U.S. Foods Holding Corp. (a)	1,064,200	37,641
Walmart, Inc.	259,800	28,677
		452,857
Food Products - 0.4%
Darling International, Inc. (a)	414,800	8,433
Mondelez International, Inc.	827,152	44,244
The Kraft Heinz Co.	588,700	18,844
		71,521
Personal Products - 0.3%
Coty, Inc. Class A	6,343,727	69,210

TOTAL CONSUMER STAPLES		1,039,432

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Cenovus Energy, Inc. (Canada)	185,000	1,720
Centennial Resource Development, Inc. Class A (a)	995,300	5,922
Delek U.S. Holdings, Inc.	74,600	3,214
EOG Resources, Inc.	15,300	1,314
Reliance Industries Ltd.	3,217,673	54,172
		66,342
FINANCIALS - 2.6%
Banks - 0.5%
Bank of America Corp.	287,400	8,817
Huntington Bancshares, Inc.	5,201,400	74,120
PacWest Bancorp	534,900	20,663
		103,600
Capital Markets - 1.8%
Cboe Global Markets, Inc.	672,900	73,555
CME Group, Inc.	551,300	107,184
E*TRADE Financial Corp.	508,420	24,806
Northern Trust Corp.	645,400	63,249
TD Ameritrade Holding Corp.	1,504,400	76,875
Virtu Financial, Inc. Class A	375,800	8,147
		353,816
Consumer Finance - 0.3%
Capital One Financial Corp.	640,100	59,158

TOTAL FINANCIALS		516,574

HEALTH CARE - 7.3%
Biotechnology - 4.8%
Acceleron Pharma, Inc. (a)	312,800	13,657
Agios Pharmaceuticals, Inc. (a)	482,335	23,205
Alexion Pharmaceuticals, Inc. (a)	1,406,489	159,341
Allakos, Inc. (a)	58,200	2,024
Alnylam Pharmaceuticals, Inc. (a)	270,200	20,965
Amgen, Inc.	1,097,234	204,722
AnaptysBio, Inc. (a)	98,700	5,301
Audentes Therapeutics, Inc. (a)	48,300	1,880
bluebird bio, Inc. (a)	379,726	49,831
Blueprint Medicines Corp. (a)	148,000	14,822
Cellectis SA sponsored ADR (a)	392,100	5,705
Chimerix, Inc. (a)	51,300	185
Crinetics Pharmaceuticals, Inc. (a)	92,700	1,880
DBV Technologies SA sponsored ADR (a)(b)	1,038,200	9,832
Deciphera Pharmaceuticals, Inc. (a)	49,500	1,094
FibroGen, Inc. (a)	190,200	8,989
GenSight Biologics SA (a)(b)(e)	237,548	384
Heron Therapeutics, Inc. (a)	1,803,115	31,446
Intercept Pharmaceuticals, Inc. (a)	406,919	25,575
Ionis Pharmaceuticals, Inc. (a)	417,902	27,523
Neurocrine Biosciences, Inc. (a)	743,400	71,656
Regeneron Pharmaceuticals, Inc. (a)	30,800	9,387
Sage Therapeutics, Inc. (a)	230,975	37,035
Sarepta Therapeutics, Inc. (a)	281,900	41,961
Scholar Rock Holding Corp. (a)	128,000	1,573
The Medicines Company (a)	231,600	8,301
Trevena, Inc. (a)(b)	499,321	474
uniQure B.V. (a)	531,200	31,155
Vertex Pharmaceuticals, Inc. (a)	589,800	98,272
Xencor, Inc. (a)	1,237,605	54,479
		962,654
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	1,329,900	56,468
DexCom, Inc. (a)	118,100	18,526
Hoya Corp. ADR	390,600	29,920
Insulet Corp. (a)	24,300	2,987
Intuitive Surgical, Inc. (a)	141,346	73,431
ViewRay, Inc. (a)(b)	1,050,700	9,414
		190,746
Health Care Providers & Services - 0.7%
Elanco Animal Health, Inc.	99,300	3,273
G1 Therapeutics, Inc. (a)	314,372	7,800
Humana, Inc.	258,017	76,567
Neuronetics, Inc. (a)	43,200	515
UnitedHealth Group, Inc.	187,800	46,764
		134,919
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	51,600	83
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.	108,100	30,017
Pharmaceuticals - 0.6%
AstraZeneca PLC:
(United Kingdom)	119,500	10,324
sponsored ADR	1,241,800	53,907
Collegium Pharmaceutical, Inc. (a)	636,600	6,984
Jazz Pharmaceuticals PLC (a)	145,500	20,280
Nektar Therapeutics (a)	619,700	17,637
TherapeuticsMD, Inc. (a)(b)	382,900	823
Zogenix, Inc. (a)	274,600	13,227
		123,182

TOTAL HEALTH CARE		1,441,601

INDUSTRIALS - 2.5%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	203,488	43,546
Class C (a)(c)(d)	7,092	1,518
		45,064
Airlines - 0.5%
Spirit Airlines, Inc. (a)	1,070,200	45,409
United Continental Holdings, Inc. (a)	421,600	38,749
Wheels Up Partners Holdings LLC Series B (a)(c)(d)(f)	1,760,377	6,126
		90,284
Commercial Services & Supplies - 0.6%
Copart, Inc. (a)	1,254,700	97,277
Evoqua Water Technologies Corp. (a)	261,500	3,719
Tomra Systems ASA	354,100	10,467
		111,463
Machinery - 0.0%
Deere & Co.	51,900	8,597
Professional Services - 0.0%
CoStar Group, Inc. (a)	4,800	2,954
Recruit Holdings Co. Ltd.	70,900	2,401
		5,355
Road & Rail - 1.1%
CSX Corp.	798,300	56,200
J.B. Hunt Transport Services, Inc.	111,391	11,403
Lyft, Inc.	1,237,519	71,561
Uber Technologies, Inc.	2,383,388	90,392
		229,556
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	274,200	11,108

TOTAL INDUSTRIALS		501,427

INFORMATION TECHNOLOGY - 41.6%
Communications Equipment - 1.6%
Acacia Communications, Inc. (a)	149,000	10,008
Arista Networks, Inc. (a)	175,300	47,936
Cisco Systems, Inc.	4,325,100	239,611
Tencent Music Entertainment Group ADR (a)(b)	2,104,500	30,031
		327,586
IT Services - 3.9%
Akamai Technologies, Inc. (a)	637,300	56,165
Fastly, Inc. Class A (b)	40,500	879
Fidelity National Information Services, Inc.	160,800	21,427
Fiserv, Inc. (a)	194,000	20,453
FleetCor Technologies, Inc. (a)	18,000	5,115
GoDaddy, Inc. (a)	1,237,900	90,837
MasterCard, Inc. Class A	478,400	130,254
Netcompany Group A/S (a)(e)	72,500	2,848
PayPal Holdings, Inc. (a)	1,718,600	189,733
Shopify, Inc. Class A (a)	380,626	120,956
Visa, Inc. Class A	412,800	73,478
Wix.com Ltd. (a)	420,200	62,408
		774,553
Semiconductors & Semiconductor Equipment - 11.2%
Analog Devices, Inc.	890,400	104,586
Applied Materials, Inc.	3,121,700	154,118
ASML Holding NV	519,665	115,787
Broadcom, Inc.	620,266	179,871
Intel Corp.	1,167,300	59,007
KLA-Tencor Corp.	93,700	12,773
Lam Research Corp.	849,600	177,235
Marvell Technology Group Ltd.	10,279,136	269,930
Microchip Technology, Inc. (b)	140,700	13,285
Micron Technology, Inc. (a)	2,550,344	114,485
NVIDIA Corp.	2,010,601	339,229
NXP Semiconductors NV	1,675,200	173,199
Qorvo, Inc. (a)	379,800	27,836
Qualcomm, Inc.	3,706,976	271,202
Skyworks Solutions, Inc.	1,247,600	106,395
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,457,300	104,755
		2,223,693
Software - 15.3%
2U, Inc. (a)	260,841	3,339
Adobe, Inc. (a)	1,219,400	364,430
Atom Tickets LLC (a)(c)(d)(f)	516,103	991
Autodesk, Inc. (a)	856,820	133,810
Black Knight, Inc. (a)	1,406,800	89,079
Carbon Black, Inc. (a)	30,000	558
Cardlytics, Inc. (a)	272,632	7,743
Dataminr, Inc. Series E (a)(c)(d)	950,001	19,209
Dropbox, Inc. Class A (a)	215,316	5,073
Everbridge, Inc. (a)	230,971	23,628
HIVE Blockchain Technologies Ltd. (a)(b)	2,809,100	702
HIVE Blockchain Technologies Ltd. warrants 11/14/19 (a)	2,163,600	16
HubSpot, Inc. (a)	125,580	22,444
Intuit, Inc.	480,100	133,137
Microsoft Corp.	13,668,799	1,862,648
Nutanix, Inc. Class A (a)	273,997	6,220
Parametric Technology Corp. (a)	53,500	3,626
Paylocity Holding Corp. (a)	181,900	18,570
Pivotal Software, Inc. (a)	2,623,245	24,868
Pluralsight, Inc. (a)	205,100	6,295
Proofpoint, Inc. (a)	121,300	15,308
Salesforce.com, Inc. (a)	1,500,848	231,881
ServiceNow, Inc. (a)	13,300	3,689
Talend SA ADR (a)	1,194,500	39,192
Tanium, Inc. Class B (a)(c)(d)	392,200	4,185
Workday, Inc. Class A (a)	136,900	27,377
		3,048,018
Technology Hardware, Storage & Peripherals - 9.6%
Apple, Inc.	8,435,360	1,797,069
Samsung Electronics Co. Ltd.	1,825,780	68,864
Western Digital Corp.	927,600	49,988
		1,915,921

TOTAL INFORMATION TECHNOLOGY		8,289,771

MATERIALS - 0.1%
Chemicals - 0.1%
FMC Corp.	50,880	4,397
LG Chemical Ltd.	43,715	12,313
		16,710
Metals & Mining - 0.0%
Livent Corp.	47,588	306

TOTAL MATERIALS		17,016

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
American Tower Corp.	360,500	76,289
Ant International Co. Ltd. Class C (a)(c)(d)	6,818,398	53,934
Crown Castle International Corp.	152,400	20,309
Equinix, Inc.	42,800	21,490
		172,022
TOTAL COMMON STOCKS
(Cost $12,513,562)		19,529,972

Preferred Stocks - 1.7%
Convertible Preferred Stocks - 1.6%
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(c)(d)	2,113,909	5,200
CONSUMER DISCRETIONARY - 0.3%
Internet & Direct Marketing Retail - 0.3%
One Kings Lane, Inc. Series E (Escrow) (a)(c)(d)	648,635	259
Reddit, Inc.:
Series B (a)(c)(d)	1,337,584	29,007
Series C (a)(c)(d)	300,673	6,520
Series D (c)(d)	929,200	20,151
The Honest Co., Inc. Series D (a)(c)(d)	75,268	3,444
		59,381
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Roofoods Ltd. Series F (a)(c)(d)	93,930	39,253
FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	620,983	5,823
HEALTH CARE - 0.3%
Biotechnology - 0.2%
23andMe, Inc.:
Series E (a)(c)(d)	1,817,170	23,950
Series F (a)(c)(d)	683,367	9,007
		32,957
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	4,342,250	32,046
TOTAL HEALTH CARE		65,003
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	62,037	13,276
Series H (a)(c)(d)	65,670	14,053
		27,329
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	335,546	1,282
TOTAL INDUSTRIALS		28,611
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.0%
Starry, Inc. Series B (a)(c)(d)	1,811,120	2,590
IT Services - 0.0%
AppNexus, Inc.:
Series E (Escrow) (a)(c)(d)	1,416,796	1,367
Series F (Escrow) (a)(c)(d)	90,913	112
		1,479
Software - 0.6%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	395,787	7,833
Dataminr, Inc. Series D (a)(c)(d)	2,219,446	44,877
Delphix Corp. Series D (a)(c)(d)	427,177	3,862
Jello Labs, Inc. Series C (a)(c)(d)	302,678	0
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	4,896,249	222
Taboola.Com Ltd. Series E (a)(c)(d)	1,918,392	47,538
		104,332
TOTAL INFORMATION TECHNOLOGY		108,401
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
WeWork Companies, Inc.:
Series E (a)(c)(d)	269,091	14,531
Series F (a)(c)(d)	14,513	784
		15,315

TOTAL CONVERTIBLE PREFERRED STOCKS		326,987

Nonconvertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (c)(d)	30,303	12,748
TOTAL PREFERRED STOCKS
(Cost $256,452)		339,735

Money Market Funds - 0.6%
Fidelity Cash Central Fund 2.43% (g)	39,259,591	39,267
Fidelity Securities Lending Cash Central Fund 2.43% (g)(h)	81,195,296	81,203
TOTAL MONEY MARKET FUNDS
(Cost $120,470)		120,470
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $12,890,484)		19,990,177
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(72,393)
NET ASSETS - 100%		$19,917,784

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $470,041,000 or 2.4% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,417,000 or 0.0% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$19,675
23andMe, Inc. Series F	8/31/17	$9,488
Altiostar Networks, Inc. Series A1	1/10/17	$9,724
Ant International Co. Ltd. Class C	5/16/18	$38,251
AppNexus, Inc. Series E (Escrow)	8/1/14 - 9/17/14	$2,554
AppNexus, Inc. Series F (Escrow)	8/23/16	$213
Atom Tickets LLC	8/15/17	$3,000
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$10,011
Cloudflare, Inc. Series D, 8.00%	11/5/14	$2,424
Clover Health Series D	6/7/17	$5,823
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$28,298
Dataminr, Inc. Series E	7/28/17 - 5/21/18	$14,368
Delphix Corp. Series D	7/10/15	$3,845
Jello Labs, Inc. Series C	12/22/16	$4,899
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
Mulberry Health, Inc. Series A8	1/20/16	$29,331
One Kings Lane, Inc. Series E (Escrow)	1/29/14	$401
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Reddit, Inc. Series D	2/4/19	$20,151
Roofoods Ltd. Series F	9/12/17	$33,211
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$21,156
Space Exploration Technologies Corp. Class C	9/11/17	$957
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Space Exploration Technologies Corp. Series H	8/4/17	$8,865
Starry, Inc. Series B	12/1/16	$980
Taboola.Com Ltd. Series E	12/22/14	$20,000
Tanium, Inc. Class B	4/21/17	$1,947
The Honest Co., Inc. Series D	8/3/15	$3,444
Turn, Inc. (Escrow)	4/11/17	$719
WeWork Companies, Inc. Series E	6/23/15	$8,850
WeWork Companies, Inc. Series F	12/1/16	$728
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,257
Fidelity Securities Lending Cash Central Fund	2,974
Total	$4,231

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,333,634	$4,316,323	$11,314	$5,997
Consumer Discretionary	3,216,734	3,063,233	94,120	59,381
Consumer Staples	1,078,685	872,834	166,598	39,253
Energy	66,342	12,170	54,172	--
Financials	522,397	516,574	--	5,823
Health Care	1,519,352	1,431,277	10,324	77,751
Industrials	530,038	285,883	164,354	79,801
Information Technology	8,398,172	8,196,522	68,864	132,786
Materials	17,016	4,703	12,313	--
Real Estate	187,337	118,088	--	69,249
Money Market Funds	120,470	120,470	--	--
Total Investments in Securities:	$19,990,177	$18,938,077	$582,059	$470,041

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 359,526
Net Realized Gain (Loss) on Investment Securities	(11,371)
Net Unrealized Gain (Loss) on Investment Securities	(89,335)
Cost of Purchases	14,201
Proceeds of Sales	(140,235)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$ 132,786
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$(40,671)
Equities - Other Investments in Securities
Beginning Balance	$ 290,448
Net Realized Gain (Loss) on Investment Securities	634
Net Unrealized Gain (Loss) on Investment Securities	39,627
Cost of Purchases	30,168
Proceeds of Sales	(23,622)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	337,255
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$ 48,718

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Cayman Islands	2.7%
Netherlands	1.7%
Bermuda	1.3%
United Kingdom	1.3%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $78,416) — See accompanying schedule: Unaffiliated issuers (cost $12,770,014)	$19,869,707
Fidelity Central Funds (cost $120,470)	120,470
Total Investment in Securities (cost $12,890,484)		$19,990,177
Cash		617
Receivable for investments sold		77,175
Receivable for fund shares sold		12,476
Dividends receivable		942
Distributions receivable from Fidelity Central Funds		114
Prepaid expenses		48
Other receivables		995
Total assets		20,082,544
Liabilities
Payable for investments purchased	$56,323
Payable for fund shares redeemed	13,000
Accrued management fee	11,441
Other affiliated payables	1,922
Other payables and accrued expenses	879
Collateral on securities loaned	81,195
Total liabilities		164,760
Net Assets		$19,917,784
Net Assets consist of:
Paid in capital		$11,623,039
Total distributable earnings (loss)		8,294,745
Net Assets		$19,917,784
Net Asset Value and Maximum Offering Price
OTC:
Net Asset Value, offering price and redemption price per share ($13,165,728 ÷ 1,057,509 shares)		$12.45
Class K:
Net Asset Value, offering price and redemption price per share ($6,752,056 ÷ 534,126 shares)		$12.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2019
Investment Income
Dividends		$147,030
Income from Fidelity Central Funds (including $2,974 from security lending)		4,231
Total income		151,261
Expenses
Management fee
Basic fee	$114,100
Performance adjustment	26,986
Transfer agent fees	21,306
Accounting and security lending fees	1,718
Custodian fees and expenses	372
Independent trustees' fees and expenses	108
Registration fees	275
Audit	91
Legal	48
Interest	78
Miscellaneous	131
Total expenses before reductions	165,213
Expense reductions	(405)
Total expenses after reductions		164,808
Net investment income (loss)		(13,547)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,129,421
Fidelity Central Funds	3
Foreign currency transactions	86
Total net realized gain (loss)		2,129,510
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $834)	(1,100,198)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(1,100,213)
Net gain (loss)		1,029,297
Net increase (decrease) in net assets resulting from operations		$1,015,750

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(13,547)	$(25,774)
Net realized gain (loss)	2,129,510	990,764
Change in net unrealized appreciation (depreciation)	(1,100,213)	2,950,958
Net increase (decrease) in net assets resulting from operations	1,015,750	3,915,948
Distributions to shareholders	(1,313,763)	–
Distributions to shareholders from net realized gain	–	(808,260)
Total distributions	(1,313,763)	(808,260)
Share transactions - net increase (decrease)	(412,601)	1,722,903
Total increase (decrease) in net assets	(710,614)	4,830,591
Net Assets
Beginning of period	20,628,398	15,797,807
End of period	$19,917,784	$20,628,398
Other Information
Accumulated net investment loss end of period		$(19,053)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC Portfolio

Years ended July 31,	2019	2018A	2017A	2016A	2015A
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$10.57	$8.53	$8.70	$8.12
Income from Investment Operations
Net investment income (loss)B	(.01)	(.02)	(.02)	(.01)	(.01)
Net realized and unrealized gain (loss)	.75	2.48	2.33	.29	1.62
Total from investment operations	.74	2.46	2.31	.28	1.61
Distributions from net realized gain	(.79)	(.53)	(.27)	(.45)	(1.03)
Total distributions	(.79)	(.53)	(.27)	(.45)	(1.03)
Net asset value, end of period	$12.45	$12.50	$10.57	$8.53	$8.70
Total ReturnC	6.43%	24.34%	27.97%	3.68%	21.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.88%	.88%	.81%	.91%	.83%
Expenses net of fee waivers, if any	.88%	.88%	.81%	.91%	.83%
Expenses net of all reductions	.88%	.88%	.81%	.90%	.83%
Net investment income (loss)	(.10)%	(.17)%	(.16)%	(.07)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$13,166	$13,340	$12,136	$9,845	$9,710
Portfolio turnover rateF,G	34%	38%	71%	56%	66%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity OTC Portfolio Class K

Years ended July 31,	2019	2018A	2017 A	2016A	2015A
Selected Per–Share Data
Net asset value, beginning of period	$12.67	$10.70	$8.62	$8.79	$8.20
Income from Investment Operations
Net investment income (loss)B	–C	(.01)	(.01)	–C	–C
Net realized and unrealized gain (loss)	.76	2.52	2.36	.29	1.63
Total from investment operations	.76	2.51	2.35	.29	1.63
Distributions from net realized gain	(.79)	(.54)	(.27)	(.46)	(1.04)
Total distributions	(.79)	(.54)	(.27)	(.46)	(1.04)
Net asset value, end of period	$12.64	$12.67	$10.70	$8.62	$8.79
Total ReturnD	6.50%	24.48%	28.12%	3.80%	21.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.78%	.70%	.79%	.72%
Expenses net of fee waivers, if any	.79%	.78%	.70%	.79%	.72%
Expenses net of all reductions	.78%	.77%	.70%	.79%	.71%
Net investment income (loss)	(.01)%	(.07)%	(.05)%	.05%	(.02)%
Supplemental Data
Net assets, end of period (in millions)	$6,752	$7,288	$3,662	$3,508	$3,836
Portfolio turnover rateG,H	34%	38%	71%	56%	66%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 470,041	Market comparable	Enterprise value/Sales multiple (EV/S)	1.2 - 15.9 / 6.5	Increase
			Transaction price	$411.85	Increase
			Discount rate	6.0% - 75.0% / 29.1%	Decrease
			Premium rate	6.9% - 75.7% / 30.8%	Increase
			Conversion ratio	3.0	Increase
			Discount for lack of marketability	10.0% - 25.0% / 15.4%	Decrease
			Liquidity preference	$14.90 - $45.76 / $37.39	Increase
			Proxy premium	0.2%	Increase
		Recovery value	Recovery value	0.0% - 1.2% / 0.8%	Increase
		Market approach	Transaction price	$1.43 - $417.90 / $172.48	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $515 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, net operating losses, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,607,640
Gross unrealized depreciation	(551,017)
Net unrealized appreciation (depreciation)	$7,056,623
Tax Cost	$12,933,554

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,298,694
Net unrealized appreciation (depreciation) on securities and other investments	$7,056,578

The Fund intends to elect to defer to its next fiscal year $59,839 of capital losses recognized during the period November 1, 2018 to July 31, 2019.

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$–	$ 115,477
Long-term Capital Gains	1,313,763	692,783
Total	$1,313,763	$808,260

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $7,117 in these Subsidiaries, representing .04% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,586,861 and $7,933,207, respectively.

Unaffiliated Redemptions In-Kind. During the period, 41,188 shares of the Fund were redeemed in-kind for investments and cash with a value of $420,938. The net realized gain of $216,334 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind.

During the prior period, 6,067* shares of the Fund were redeemed in-kind for investments and cash with a value of $65,932. The Fund had a net realized gain of $35,542 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the OTC, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$18,214.14
Class K	3,092.05
	$21,306

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $173 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$27,306	2.64%	$78

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $23.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $52 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $4,579. Total fees paid by the Fund to NFS, as lending agent, amounted to $4. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $101 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $256 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
OTC	$4

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $140.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders
OTC	$854,603	$ -
Class K	459,160	-
Total	$1,313,763	$ -
From net realized gain
OTC	$-	$625,108
Class K	-	183,152
Total	$-	$808,260

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018(a)	Year ended July 31, 2019	Year ended July 31, 2018
OTC
Shares sold	182,454	331,678	$2,166,729	$3,791,174
Reinvestment of distributions	69,503	57,393	812,954	601,211
Shares redeemed	(261,680)	(470,239)	(2,992,015)	(5,259,220)
Net increase (decrease)	(9,723)	(81,168)	$(12,332)	$(866,835)
Class K
Shares sold	66,477	342,672	$791,678	$3,868,013
Reinvestment of distributions	38,747	17,273	459,160	183,152
Shares redeemed	(146,402)(b)	(126,942)(c)	(1,651,108)(b)	(1,461,427)(c)
Net increase (decrease)	(41,178)	233,003	$(400,270)	$2,589,738

 (a) Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

 (b) Amount includes in-kind redemptions (see the Unaffiliated Redemption In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemption In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
OTC	.90%
Actual		$1,000.00	$1,140.10	$4.78
Hypothetical-C		$1,000.00	$1,020.33	$4.51
Class K	.80%
Actual		$1,000.00	$1,140.80	$4.25
Hypothetical-C		$1,000.00	$1,020.83	$4.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity OTC Portfolio
OTC	09/16/2019	09/13/2019	$0.837
Class K	09/16/2019	09/13/2019	$0.837

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $1,944,328,946, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

OTC-ANN-0919
1.536191.122

Fidelity® OTC K6 Portfolio Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Microsoft Corp.	10.1
Apple, Inc.	9.3
Alphabet, Inc. Class A	7.8
Amazon.com, Inc.	6.4
Facebook, Inc. Class A	5.9
Alphabet, Inc. Class C	2.8
NVIDIA Corp.	2.3
Adobe, Inc.	2.0
Costco Wholesale Corp.	1.5
Qualcomm, Inc.	1.5
49.6

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Information Technology	42.4
Communication Services	23.0
Consumer Discretionary	16.1
Health Care	6.6
Consumer Staples	5.1

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	99.3%
Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 7.7%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMUNICATION SERVICES - 23.0%
Entertainment - 3.0%
Activision Blizzard, Inc.	216	$10,528
NetEase, Inc. ADR	19	4,386
Netflix, Inc. (a)	28	9,044
Nintendo Co. Ltd. ADR	48	2,217
Take-Two Interactive Software, Inc. (a)	18	2,205
Ubisoft Entertainment SA (a)	7	576
Zynga, Inc. (a)	434	2,769
		31,725
Interactive Media & Services - 18.9%
58.com, Inc. ADR (a)	1	56
Alphabet, Inc.:
Class A (a)	67	81,619
Class C (a)	24	29,200
ANGI Homeservices, Inc. Class A (a)	147	2,036
Eventbrite, Inc.	1	18
Facebook, Inc. Class A (a)	322	62,542
IAC/InterActiveCorp (a)	16	3,825
Match Group, Inc.	17	1,280
Tencent Holdings Ltd. sponsored ADR	231	10,742
Twitter, Inc. (a)	163	6,897
		198,215
Media - 1.1%
Charter Communications, Inc. Class A (a)	30	11,561

TOTAL COMMUNICATION SERVICES		241,501

CONSUMER DISCRETIONARY - 16.1%
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. (a)	6	284
Weight Watchers International, Inc. (a)	11	238
		522
Hotels, Restaurants & Leisure - 1.8%
Domino's Pizza, Inc.	3	734
Eldorado Resorts, Inc. (a)	42	1,895
Marriott International, Inc. Class A	31	4,311
Marriott Vacations Worldwide Corp.	2	204
Planet Fitness, Inc. (a)	95	7,473
Restaurant Brands International, Inc.	4	295
Royal Caribbean Cruises Ltd.	19	2,210
Texas Roadhouse, Inc. Class A	7	387
Yum! Brands, Inc.	10	1,125
		18,634
Internet & Direct Marketing Retail - 10.7%
Amazon.com, Inc. (a)	36	67,204
Ctrip.com International Ltd. ADR (a)	83	3,235
eBay, Inc.	203	8,362
Meituan Dianping Class B	626	5,062
MercadoLibre, Inc. (a)	17	10,564
The Booking Holdings, Inc. (a)	6	11,320
Yahoo!, Inc. (a)	97	6,834
		112,581
Leisure Products - 0.1%
Mattel, Inc. (a)	48	701
Multiline Retail - 0.9%
Dollar General Corp.	5	670
Dollar Tree, Inc. (a)	91	9,259
		9,929
Specialty Retail - 2.4%
Best Buy Co., Inc.	40	3,061
Burlington Stores, Inc. (a)	16	2,892
Five Below, Inc. (a)	22	2,584
Lowe's Companies, Inc.	36	3,650
National Vision Holdings, Inc. (a)	32	1,011
Ross Stores, Inc.	63	6,680
Tiffany & Co., Inc.	20	1,878
Ulta Beauty, Inc. (a)	9	3,143
		24,899
Textiles, Apparel & Luxury Goods - 0.2%
G-III Apparel Group Ltd. (a)	11	315
PVH Corp.	14	1,245
VF Corp.	3	262
		1,822

TOTAL CONSUMER DISCRETIONARY		169,088

CONSUMER STAPLES - 5.1%
Beverages - 2.0%
Diageo PLC	131	5,463
Fever-Tree Drinks PLC	132	3,750
Keurig Dr. Pepper, Inc.	122	3,433
Luckin Coffee, Inc. ADR	11	267
Monster Beverage Corp. (a)	58	3,739
PepsiCo, Inc.	36	4,601
		21,253
Food & Staples Retailing - 2.3%
BJ's Wholesale Club Holdings, Inc. (a)	100	2,356
Costco Wholesale Corp.	58	15,987
Performance Food Group Co. (a)	60	2,631
U.S. Foods Holding Corp. (a)	60	2,122
Walmart, Inc.	15	1,656
		24,752
Food Products - 0.4%
Darling International, Inc. (a)	23	468
Mondelez International, Inc.	47	2,514
The Kraft Heinz Co.	33	1,056
		4,038
Personal Products - 0.4%
Coty, Inc. Class A	357	3,895

TOTAL CONSUMER STAPLES		53,938

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Centennial Resource Development, Inc. Class A (a)	56	333
Delek U.S. Holdings, Inc.	4	172
EOG Resources, Inc.	1	86
		591
FINANCIALS - 3.0%
Banks - 0.6%
Bank of America Corp.	35	1,074
Huntington Bancshares, Inc.	282	4,019
PacWest Bancorp	30	1,159
		6,252
Capital Markets - 2.0%
Cboe Global Markets, Inc.	38	4,154
CME Group, Inc.	31	6,027
E*TRADE Financial Corp.	29	1,415
Northern Trust Corp.	43	4,214
TD Ameritrade Holding Corp.	85	4,344
Virtu Financial, Inc. Class A	21	455
		20,609
Consumer Finance - 0.4%
Capital One Financial Corp.	48	4,436

TOTAL FINANCIALS		31,297

HEALTH CARE - 6.6%
Biotechnology - 4.0%
Acceleron Pharma, Inc. (a)	18	786
Alexion Pharmaceuticals, Inc. (a)	80	9,063
Allakos, Inc. (a)	3	104
Amgen, Inc.	62	11,568
Audentes Therapeutics, Inc. (a)	3	117
Blueprint Medicines Corp. (a)	8	801
Cellectis SA sponsored ADR (a)	22	320
Chimerix, Inc. (a)	3	11
DBV Technologies SA sponsored ADR (a)	59	559
Deciphera Pharmaceuticals, Inc. (a)	3	66
FibroGen, Inc. (a)	11	520
GenSight Biologics SA (a)(b)	13	21
Heron Therapeutics, Inc. (a)	102	1,779
Neurocrine Biosciences, Inc. (a)	42	4,048
Regeneron Pharmaceuticals, Inc. (a)	2	610
Sarepta Therapeutics, Inc. (a)	16	2,382
The Medicines Company (a)	13	466
Trevena, Inc. (a)	28	27
uniQure B.V. (a)	30	1,760
Vertex Pharmaceuticals, Inc. (a)	33	5,498
Xencor, Inc. (a)	39	1,717
		42,223
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	75	3,185
DexCom, Inc. (a)	7	1,098
Hoya Corp. ADR	7	536
Intuitive Surgical, Inc. (a)	8	4,156
ViewRay, Inc. (a)	59	529
		9,504
Health Care Providers & Services - 0.8%
Elanco Animal Health, Inc.	6	198
Humana, Inc.	15	4,451
Neuronetics, Inc. (a)	2	24
UnitedHealth Group, Inc.	17	4,233
		8,906
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.	6	1,666
Pharmaceuticals - 0.7%
AstraZeneca PLC:
(United Kingdom)	7	605
sponsored ADR	70	3,039
Collegium Pharmaceutical, Inc. (a)	36	395
Jazz Pharmaceuticals PLC (a)	8	1,115
Nektar Therapeutics (a)	35	996
TherapeuticsMD, Inc. (a)	22	47
Zogenix, Inc. (a)	16	771
		6,968

TOTAL HEALTH CARE		69,267

INDUSTRIALS - 2.3%
Airlines - 0.4%
Spirit Airlines, Inc. (a)	40	1,697
United Continental Holdings, Inc. (a)	24	2,206
		3,903
Commercial Services & Supplies - 0.6%
Copart, Inc. (a)	71	5,505
Evoqua Water Technologies Corp. (a)	15	213
Tomra Systems ASA	20	591
		6,309
Machinery - 0.0%
Deere & Co.	3	497
Professional Services - 0.0%
Recruit Holdings Co. Ltd.	4	135
Road & Rail - 1.2%
CSX Corp.	45	3,168
J.B. Hunt Transport Services, Inc.	6	614
Lyft, Inc.	64	3,896
Uber Technologies, Inc.	120	5,057
		12,735
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	15	608

TOTAL INDUSTRIALS		24,187

INFORMATION TECHNOLOGY - 42.4%
Communications Equipment - 1.7%
Acacia Communications, Inc. (a)	8	537
Arista Networks, Inc. (a)	10	2,735
Cisco Systems, Inc.	236	13,074
Tencent Music Entertainment Group ADR (a)	103	1,470
		17,816
IT Services - 3.6%
Akamai Technologies, Inc. (a)	36	3,173
Fastly, Inc. Class A	2	43
Fidelity National Information Services, Inc.	10	1,333
FleetCor Technologies, Inc. (a)	1	284
GoDaddy, Inc. (a)	70	5,137
MasterCard, Inc. Class A	27	7,351
Netcompany Group A/S (a)(b)	4	157
PayPal Holdings, Inc. (a)	112	12,365
Visa, Inc. Class A	23	4,094
Wix.com Ltd. (a)	24	3,564
		37,501
Semiconductors & Semiconductor Equipment - 10.9%
Analog Devices, Inc.	50	5,873
Applied Materials, Inc.	177	8,738
ASML Holding NV	29	6,461
Broadcom, Inc.	35	10,150
Intel Corp.	66	3,336
KLA-Tencor Corp.	5	682
Lam Research Corp.	48	10,013
Microchip Technology, Inc.	8	755
Micron Technology, Inc. (a)	144	6,464
NVIDIA Corp.	143	24,127
NXP Semiconductors NV	95	9,822
Qorvo, Inc. (a)	21	1,539
Qualcomm, Inc.	211	15,437
Skyworks Solutions, Inc.	67	5,714
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	139	5,926
		115,037
Software - 16.3%
2U, Inc. (a)	15	192
Adobe, Inc. (a)	69	20,621
Autodesk, Inc. (a)	49	7,652
Black Knight, Inc. (a)	79	5,002
Carbon Black, Inc. (a)	2	37
Cardlytics, Inc. (a)	15	426
Dropbox, Inc. Class A (a)	12	283
Everbridge, Inc. (a)	13	1,330
HIVE Blockchain Technologies Ltd. (a)	159	40
HubSpot, Inc. (a)	7	1,251
Intuit, Inc.	27	7,487
Microsoft Corp.	779	106,156
Parametric Technology Corp. (a)	3	203
Paylocity Holding Corp. (a)	10	1,021
Pivotal Software, Inc. (a)	148	1,403
Pluralsight, Inc. (a)	12	368
Proofpoint, Inc. (a)	7	883
Salesforce.com, Inc. (a)	85	13,133
ServiceNow, Inc. (a)	1	277
Talend SA ADR (a)	67	2,198
Workday, Inc. Class A (a)	8	1,600
		171,563
Technology Hardware, Storage & Peripherals - 9.9%
Apple, Inc.	459	97,785
Samsung Electronics Co. Ltd.	103	3,885
Western Digital Corp.	41	2,209
		103,879

TOTAL INFORMATION TECHNOLOGY		445,796

MATERIALS - 0.1%
Chemicals - 0.1%
FMC Corp.	3	259
LG Chemical Ltd.	2	563
		822
Metals & Mining - 0.0%
Livent Corp.	3	19

TOTAL MATERIALS		841

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
American Tower Corp.	20	4,232
Crown Castle International Corp.	9	1,199
Equinix, Inc.	2	1,004
		6,435
TOTAL COMMON STOCKS
(Cost $995,029)		1,042,941
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $995,029)		1,042,941
NET OTHER ASSETS (LIABILITIES) - 0.7%		7,419
NET ASSETS - 100%		$1,050,360

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $178 or 0.0% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$264
Total	$264

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$241,501	$240,925	$576	$--
Consumer Discretionary	169,088	164,026	5,062	--
Consumer Staples	53,938	48,475	5,463	--
Energy	591	591	--	--
Financials	31,297	31,297	--	--
Health Care	69,267	68,662	605	--
Industrials	24,187	24,052	135	--
Information Technology	445,796	441,911	3,885	--
Materials	841	278	563	--
Real Estate	6,435	6,435	--	--
Total Investments in Securities:	$1,042,941	$1,026,652	$16,289	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $995,029)		$1,042,941
Cash		6,354
Receivable for investments sold		1,448
Dividends receivable		57
Total assets		1,050,800
Liabilities
Accrued management fee	$440
Total liabilities		440
Net Assets		$1,050,360
Net Assets consist of:
Paid in capital		$1,000,000
Total distributable earnings (loss)		50,360
Net Assets, for 100,000 shares outstanding		$1,050,360
Net Asset Value, offering price and redemption price per share ($1,050,360 ÷ 100,000 shares)		$10.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 13, 2019 (commencement of operations) to July 31, 2019
Investment Income
Dividends		$536
Income from Fidelity Central Funds		264
Total income		800
Expenses
Management fee	$693
Total expenses		693
Net investment income (loss)		107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,306
Foreign currency transactions	36
Total net realized gain (loss)		2,342
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	47,912
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		47,911
Net gain (loss)		50,253
Net increase (decrease) in net assets resulting from operations		$50,360

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 13, 2019 (commencement of operations) to July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$107
Net realized gain (loss)	2,342
Change in net unrealized appreciation (depreciation)	47,911
Net increase (decrease) in net assets resulting from operations	50,360
Share transactions
Proceeds from sales of shares	1,000,000
Net increase (decrease) in net assets resulting from share transactions	1,000,000
Total increase (decrease) in net assets	1,050,360
Net Assets
Beginning of period	–
End of period	$1,050,360
Other Information
Shares
Sold	100,000
Net increase (decrease)	100,000

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC K6 Portfolio

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	–C
Net realized and unrealized gain (loss)	.50
Total from investment operations	.50
Net asset value, end of period	$10.50
Total ReturnD	5.00%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%G
Expenses net of fee waivers, if any	.50%G
Expenses net of all reductions	.50%G
Net investment income (loss)	.08%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,050
Portfolio turnover rateH	5%I

 A For the period June 13, 2019 (commencement of operations) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity OTC K6 Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$58,076
Gross unrealized depreciation	(10,237)
Net unrealized appreciation (depreciation)	$47,839
Tax Cost	$995,102

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,522
Net unrealized appreciation (depreciation) on securities and other investments	$47,838

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,043,809 and $51,087, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Affiliated Exchanges In-Kind. Effective after the close of business on July 31, 2019, the Fund received investments and cash valued at $170,107,551 in exchange for 16,726,406 shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC K6 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC K6 Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from June 13, 2019 (commencement of operations) to July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 13, 2019 (commencement of operations) to July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092 .

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 13, 2019 to July 31, 2019). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (January 31, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value July 31, 2019	Expenses Paid During Period
Actual	.50%	$1,000.00	$1,050.00	$.69-B
Hypothetical-C		$1,000.00	$1,022.32	$2.51-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 49/365 (to reflect the period June 13, 2019 to July 31, 2019).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC K6 Portfolio voted to pay on September 16, 2019, to shareholders of record at the opening of business on September 13, 2019, a distribution of $0.002 per share derived from capital gains realized from sales of portfolio.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC K6 Portfolio

On March 6, 2019, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

OTC-K6-ANN-0919
1.9893897.100

Fidelity® Real Estate Income Fund Annual Report July 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	5.75%	5.74%	9.85%
Class M (incl. 4.00% sales charge)	5.72%	5.71%	9.82%
Class C (incl. contingent deferred sales charge)	8.34%	5.81%	9.53%
Fidelity® Real Estate Income Fund	10.47%	6.87%	10.54%
Class I	10.43%	6.89%	10.57%
Class Z	10.55%	6.91%	10.58%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between April 14, 2010 and October 2, 2018, are those of Class I. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Fidelity® Real Estate Income Fund.

Period Ending Values
$27,230	Fidelity® Real Estate Income Fund
$37,171	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Investors in real estate securities experienced significant market volatility for the 12-month period ending July 31, 2019. In the fourth quarter of 2018, and especially in December, real estate investment trust (REIT) common stocks fell sharply before regaining their lost ground and more in January 2019. REIT stocks continued their strong performance in the period's second half, as falling interest rates generally made these higher-dividend securities more attractive to yield-seeking investors. For the full period, REIT common stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 13.55%. Health care, industrial and residential REITs were particularly strong performers, while retail-property owning REITs continued to struggle given retailers' ongoing business challenges. Meanwhile, real estate preferred stocks, as measured by the MSCI REIT Preferred Index, gained 7.04%. Real estate bonds, captured by the ICE BofAML® US Real Estate Index – a market-capitalization-weighted measure of investment grade corporate debt in the domestic real estate sector – gained 10.72%, benefiting from the steep drop in rates. Throughout the period, the fundamental backdrop for commercial real estate securities remained moderately favorable, with stable occupancy rates and gently rising cash flows at the individual property level, even if a modest increase in supply in certain markets and regions slowed the pace of cash-flow growth.

Comments from Co-Portfolio Manager Mark Snyderman:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable), gained roughly 9% to 11%, with all but one outpacing the 10.00% advance of the Fidelity Real Estate Income Composite Index℠. The Composite index is a 40/40/20 blend of the MSCI REIT Preferred Index, the ICE BofAML® U.S. Real Estate Index and FTSE® NAREIT® All REITs Index. We were happy with the fund's result in absolute terms the past 12 months, as we met our objective of generating an annualized return in at least mid-to-upper-single digits. We did particularly well with our real estate common stock holdings (+18%). The fund's REIT preferred stock investments gained about 9%. On the fixed-income side, our securities generated a high return in absolute terms. Given our philosophy of limiting interest rate exposure, however, we were not surprised to see them lag in an environment of sharply falling interest rates and rallying bond values. For the 12 months, our commercial mortgage-backed securities (CMBS) portfolio gained about 9%, while our high-yield real estate bond portfolio rose 8% and our investment-grade bond portfolio increased about 10%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2019

% of fund's net assets
Equity Lifestyle Properties, Inc.	2.6
Apartment Investment & Management Co. Class A	2.5
American Tower Corp.	2.4
Ventas, Inc.	2.3
Acadia Realty Trust (SBI)	1.7
11.5

Top 5 Bonds as of July 31, 2019

% of fund's net assets
Kennedy-Wilson, Inc. 5.875% 4/1/24	0.9
Senior Housing Properties Trust 4.75% 5/1/24	0.8
Howard Hughes Corp. 5.375% 3/15/25	0.7
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	0.7
Redwood Trust, Inc. 5.625% 7/15/24	0.7
3.8

Top Five REIT Sectors as of July 31, 2019

% of fund's net assets
REITs - Mortgage	16.6
REITs - Diversified	8.5
REITs - Health Care	7.1
REITs - Apartments	6.7
REITs - Management/Investment	4.8

Asset Allocation (% of fund's net assets)

As of July 31, 2019 *
Stocks	48.2%
Bonds	32.5%
Convertible Securities	6.3%
Other Investments	5.3%
Short-Term Investments and Net Other Assets (Liabilities)	7.7%

 * Foreign investments - 2.2%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 30.7%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Wyndham Destinations, Inc.	299,200	$14,080,352
FINANCIALS - 5.6%
Capital Markets - 0.5%
Brookfield Asset Management, Inc. Class A	673,600	33,006,298
Insurance - 0.2%
FNF Group	222,500	9,540,800
Mortgage Real Estate Investment Trusts - 4.9%
Anworth Mortgage Asset Corp.	371,436	1,430,029
Chimera Investment Corp.	1,264,200	24,373,776
Dynex Capital, Inc. (a)	2,018,924	32,908,461
Ellington Financial LLC (a)	1,706,084	29,822,348
Ellington Residential Mortgage REIT	483,900	5,497,104
Great Ajax Corp. (a)	1,577,762	21,946,669
Hunt Companies Finance Trust, Inc.	547,901	1,846,426
MFA Financial, Inc.	13,036,211	93,599,995
New Residential Investment Corp.	4,292,200	67,344,618
Redwood Trust, Inc.	1,189,152	20,120,452
Two Harbors Investment Corp.	220,770	2,971,564
		301,861,442

TOTAL FINANCIALS		344,408,540

INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Williams Scotsman Corp. (b)	1,104,200	17,578,864
REAL ESTATE - 24.6%
Equity Real Estate Investment Trusts (REITs) - 24.0%
Acadia Realty Trust (SBI)	3,629,304	101,874,563
American Tower Corp.	709,100	150,059,742
Apartment Investment & Management Co. Class A	3,126,473	154,885,472
AvalonBay Communities, Inc.	191,700	40,025,043
Boardwalk (REIT) (c)	296,100	9,420,548
Brixmor Property Group, Inc.	441,300	8,375,874
Cedar Realty Trust, Inc.	299,963	833,897
Colony Capital, Inc.	7,562,448	42,727,831
CoreSite Realty Corp.	90,500	9,485,305
Crown Castle International Corp.	642,710	85,647,535
DDR Corp.	2,164,474	30,843,755
Equinix, Inc.	120,800	60,653,680
Equity Lifestyle Properties, Inc.	1,280,498	159,101,862
Equity Residential (SBI)	570,703	45,022,760
Healthcare Realty Trust, Inc.	316,300	10,115,274
Healthcare Trust of America, Inc.	1,239,360	33,375,965
iStar Financial, Inc. (c)	2,040,400	26,933,280
Lexington Corporate Properties Trust	4,311,674	42,556,222
Mid-America Apartment Communities, Inc.	795,406	93,730,643
Monmouth Real Estate Investment Corp. Class A	1,465,169	20,204,681
NexPoint Residential Trust, Inc.	61,900	2,671,604
Omega Healthcare Investors, Inc.	294,023	10,673,035
Outfront Media, Inc.	354,263	9,628,868
Sabra Health Care REIT, Inc.	2,865,875	59,151,660
Safety Income and Growth, Inc. (c)	290,220	9,539,531
Senior Housing Properties Trust (SBI)	3,276,589	26,868,030
Store Capital Corp.	772,100	26,413,541
Terreno Realty Corp.	342,628	16,740,804
UMH Properties, Inc.	956,930	12,583,630
Ventas, Inc.	2,126,386	143,084,514
VEREIT, Inc.	1,347,634	12,290,422
Washington REIT (SBI)	193,200	5,206,740
Weyerhaeuser Co.	539,100	13,698,531
		1,474,424,842
Real Estate Management & Development - 0.6%
Colony NorthStar Credit Real Estate, Inc.	1,544,628	25,022,974
Retail Value, Inc.	278,955	10,499,866
		35,522,840

TOTAL REAL ESTATE		1,509,947,682

TOTAL COMMON STOCKS
(Cost $1,499,513,641)		1,886,015,438

Preferred Stocks - 18.9%
Convertible Preferred Stocks - 1.4%
FINANCIALS - 0.4%
Mortgage Real Estate Investment Trusts - 0.4%
Great Ajax Corp. 7.25%(a)	362,000	9,285,423
ZAIS Financial Corp. 7.00%	408,637	11,191,015
		20,476,438
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	136,759	5,304,882
Braemar Hotels & Resorts, Inc. 5.50%	99,191	1,854,872
iStar Financial, Inc. Series J, 4.50%	213,773	11,444,002
Lexington Corporate Properties Trust Series C, 6.50%	468,142	25,836,757
QTS Realty Trust, Inc. 6.50%	42,000	4,739,280
RLJ Lodging Trust Series A, 1.95%	31,935	849,471
Wheeler REIT, Inc. 8.75%	516,748	8,226,783
		58,256,047
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 7.012%	191,800	4,790,803
TOTAL REAL ESTATE		63,046,850

TOTAL CONVERTIBLE PREFERRED STOCKS		83,523,288

Nonconvertible Preferred Stocks - 17.5%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
American Finance Trust, Inc. 7.50%	158,629	4,045,040
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
DCP Midstream Partners LP:
7.95%	87,237	2,181,797
Series B, 7.875%	181,064	4,499,440
Enbridge, Inc. Series 1 4.00%	200,600	4,092,240
Energy Transfer Partners LP 7.60%	477,076	11,850,568
Global Partners LP 9.75%	163,332	4,295,632
		26,919,677
FINANCIALS - 8.7%
Mortgage Real Estate Investment Trusts - 8.5%
AG Mortgage Investment Trust, Inc.:
8.00%	618,287	16,520,629
8.25%	38,935	1,012,310
AGNC Investment Corp.:
6.875%	763,900	19,517,645
Series B, 7.75%	427,100	10,891,050
Series C, 7.00%	361,900	9,355,115
Annaly Capital Management, Inc.:
6.75% (b)	90,000	2,309,400
Series D, 7.50%	606,176	15,578,723
Series F, 6.95%	1,250,552	32,176,703
Series G, 6.50%	720,300	17,899,455
Anworth Mortgage Asset Corp. Series A, 8.625%	238,275	6,184,023
Arbor Realty Trust, Inc.:
Series A, 8.25%	189,089	4,982,495
Series B, 7.75%	240,000	6,194,448
Series C, 8.50%	100,000	2,642,110
Arlington Asset Investment Corp.:
6.625%	218,046	5,329,044
8.25%	148,800	3,458,112
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,855,179
Capstead Mortgage Corp. Series E, 7.50%	331,184	8,418,697
Cherry Hill Mortgage Investment Corp.:
8.25%	220,832	5,664,341
Series A, 8.20%	246,500	6,347,375
Chimera Investment Corp.:
8.00%	753,384	19,550,315
Series A, 8.00%	204,800	5,406,720
Series B, 8.00%	1,259,804	33,183,237
Series C, 7.75%	1,354,023	34,459,885
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,278,320
Series B, 7.625%	252,120	6,300,479
Exantas Capital Corp. 8.625%	239,383	6,234,180
Invesco Mortgage Capital, Inc.:
7.50%	1,413,514	36,765,499
Series A, 7.75%	123,342	3,211,826
Series B, 7.75%	856,479	23,073,544
MFA Financial, Inc.:
8.00%	538,930	14,044,516
Series B, 7.50%	616,232	15,535,209
New Residential Investment Corp. Series A 7.50% (b)	413,400	10,959,234
New York Mortgage Trust, Inc.:
Series B, 7.75%	284,267	7,078,248
Series C, 7.875%	320,725	7,966,809
Series D, 8.00%	321,518	7,938,279
PennyMac Mortgage Investment Trust:
8.125%	418,929	11,206,351
Series B, 8.00%	680,786	18,054,445
Two Harbors Investment Corp.:
7.50%	496,667	12,660,539
7.75%	118,428	3,006,887
Series A, 8.125%	450,000	12,141,000
Series B, 7.625%	867,199	22,685,926
Series C, 7.25%	772,494	19,490,024
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	137,600	3,506,048
ZAIS Financial Corp. Series C 6.20%	40,000	1,020,400
		523,094,774
Real Estate Management & Development - 0.2%
Brookfield Properties Corp. Series EE, 5.10%	686,700	11,691,278
TOTAL FINANCIALS		534,786,052
REAL ESTATE - 8.3%
Equity Real Estate Investment Trusts (REITs) - 8.2%
American Homes 4 Rent:
6.25%	100,030	2,731,319
Series D, 6.50%	280,000	7,708,400
Series E, 6.35%	252,900	7,005,330
Series F, 5.875%	250,809	6,779,367
Series G, 5.875%	202,000	5,401,480
Armada Hoffler Properties, Inc. 6.75% (b)	156,000	4,149,600
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	166,470	3,818,822
Series F, 7.375%	500,100	9,806,961
Series G, 7.375%	147,018	2,840,388
Series H, 7.50%	193,740	3,870,751
Series I, 7.50%	272,461	5,528,234
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	486,775	12,977,422
Series C, 7.625%	255,869	6,666,027
Series D, 7.125%	170,000	4,317,983
Braemar Hotels & Resorts, Inc. Series D, 8.25%	175,000	4,489,625
Brookfield Property REIT, Inc. 6.375%	4,174	105,185
Cedar Realty Trust, Inc.:
Series B, 7.25%	183,922	4,625,638
Series C, 6.50%	294,900	6,592,490
City Office REIT, Inc. Series A, 6.625%	180,500	4,783,250
Colony Capital, Inc.:
Series B, 8.25%	248,172	6,358,167
Series E, 8.75%	555,602	14,306,752
Series G, 7.50%	307,968	7,296,255
Series H, 7.125%	732,865	17,112,764
Series I, 7.15%	834,142	19,702,434
Series J, 7.15%	960,643	22,594,323
DDR Corp.:
Series J, 6.50%	340,721	8,681,571
Series K, 6.25%	228,888	5,971,688
Digital Realty Trust, Inc.:
Series C, 6.625%	84,000	2,236,920
Series G, 5.875%	40,444	1,031,322
Farmland Partners, Inc. Series B, 6.00%	630,200	15,093,353
Gladstone Commercial Corp. Series D, 7.00%	538,800	13,734,389
Gladstone Land Corp. Series A, 6.375%	64,000	1,644,800
Global Medical REIT, Inc. Series A, 7.50%	152,548	3,945,059
Global Net Lease, Inc. Series A, 7.25%	537,620	13,730,815
Government Properties Income Trust 5.875%	202,500	5,289,300
Hersha Hospitality Trust:
Series C, 6.875%	50,000	1,269,000
Series D, 6.50%	200,000	4,964,000
Investors Real Estate Trust Series C, 6.625%	320,900	8,256,757
iStar Financial, Inc.:
Series D, 8.00%	210,570	5,523,041
Series G, 7.65%	274,548	6,996,307
Series I, 7.50%	161,269	4,192,994
Jernigan Capital, Inc. Series B, 7.00%	142,637	3,715,694
Monmouth Real Estate Investment Corp. Series C, 6.125%	260,200	6,476,690
National Retail Properties, Inc. Series E, 5.70%	301,404	7,655,662
National Storage Affiliates Trust Series A, 6.00%	92,600	2,430,750
Pebblebrook Hotel Trust:
6.30%	240,000	6,019,200
6.375%	355,347	8,929,870
Series C, 6.50%	204,321	5,285,784
Series D, 6.375%	350,000	9,376,500
Pennsylvania (REIT):
Series B, 7.375%	100,510	2,206,195
Series C, 7.20%	51,000	1,111,800
Series D, 6.875%	151,800	3,237,894
Plymouth Industrial REIT, Inc. Series A, 7.50%	173,575	4,450,446
Prologis, Inc. Series Q, 8.54%	94,446	6,589,497
Public Storage Series F, 5.15%	173,400	4,487,592
QTS Realty Trust, Inc. Series A, 7.125%	30,000	791,559
RAIT Financial Trust 7.625%	224,590	3,483,391
Rexford Industrial Realty, Inc.:
Series A, 5.875%	135,000	3,483,000
Series B, 5.875%	79,500	2,043,150
Saul Centers, Inc.:
Series C, 6.875%	183,479	4,853,020
Series D, 6.125%	83,700	2,137,698
Seritage Growth Properties Series A, 7.00%	93,036	2,346,052
Sotherly Hotels, Inc.:
Series B, 8.00%	68,000	1,717,000
Series C, 7.875%	108,200	2,726,640
Spirit Realty Capital, Inc. Series A, 6.00%	95,200	2,439,976
Stag Industrial, Inc. Series C, 6.875%	83,000	2,258,430
Summit Hotel Properties, Inc.:
Series D, 6.45%	210,000	5,485,200
Series E, 6.25%	281,640	7,342,355
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	42,000	1,137,360
Series F, 6.45%	84,000	2,226,000
Taubman Centers, Inc. Series K, 6.25%	157,322	4,106,104
UMH Properties, Inc.:
Series B, 8.00%	319,604	8,455,124
Series C, 6.75%	435,840	11,227,238
Series D, 6.375%	93,800	2,345,000
Urstadt Biddle Properties, Inc.:
Series G, 6.75%	160,000	4,111,984
Series H, 6.25%	284,500	7,744,090
VEREIT, Inc. Series F, 6.70%	1,776,606	45,605,476
Washington Prime Group, Inc.:
Series H, 7.50%	198,527	4,069,645
Series I, 6.875%	298,115	5,604,145
		503,843,494
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP 6.50%	34,500	884,925
Landmark Infrastructure Partners LP Series B, 7.90%	117,700	2,956,047
		3,840,972
TOTAL REAL ESTATE		507,684,466
UTILITIES - 0.0%
Multi-Utilities - 0.0%
Brookfield Infrastructure Partners LP Series 5, 5.35%	184,900	3,537,449

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,076,972,684

TOTAL PREFERRED STOCKS
(Cost $1,122,633,401)		1,160,495,972
	Principal Amount	Value

Corporate Bonds - 20.6%
Convertible Bonds - 4.9%
FINANCIALS - 4.9%
Diversified Financial Services - 0.3%
Granite Point Mortgage Trust, Inc.:
5.625% 12/1/22 (d)	6,770,000	6,947,880
6.375% 10/1/23	10,213,000	10,494,094
		17,441,974
Mortgage Real Estate Investment Trusts - 4.6%
Apollo Commercial Real Estate Finance, Inc. 5.375% 10/15/23	1,700,000	1,715,128
Arbor Realty Trust, Inc. 5.25% 7/1/21 (d)	2,890,000	2,994,847
Blackstone Mortgage Trust, Inc. 4.75% 3/15/23	3,900,000	4,052,403
Colony Financial, Inc.:
3.875% 1/15/21	19,280,000	18,942,541
5% 4/15/23	26,083,000	25,234,783
Exantas Capital Corp. 8% 1/15/20	13,890,000	14,394,207
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23	8,100,000	8,394,826
MFA Financial, Inc. 6.25% 6/15/24	22,200,000	22,606,623
New York Mortgage Trust, Inc. 6.25% 1/15/22	2,500,000	2,525,000
PennyMac Corp. 5.375% 5/1/20	35,606,000	35,876,297
Redwood Trust, Inc.:
4.75% 8/15/23	11,827,000	11,789,112
5.625% 7/15/24	41,578,000	41,993,780
RWT Holdings, Inc. 5.625% 11/15/19	35,156,000	35,332,644
Starwood Property Trust, Inc. 4.375% 4/1/23	11,080,000	11,269,280
Two Harbors Investment Corp. 6.25% 1/15/22	4,380,000	4,451,039
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	42,535,000	42,435,847
		284,008,357
TOTAL FINANCIALS		301,450,331
Nonconvertible Bonds - 15.7%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	1,300,000	1,335,750
CONSUMER DISCRETIONARY - 4.9%
Hotels, Restaurants & Leisure - 0.4%
ESH Hospitality, Inc. 5.25% 5/1/25 (d)	11,040,000	11,357,400
FelCor Lodging LP 6% 6/1/25	1,845,000	1,932,638
Marriott Ownership Resorts, Inc. 6.5% 9/15/26	4,000,000	4,291,200
Times Square Hotel Trust 8.528% 8/1/26 (d)	5,901,361	6,891,252
		24,472,490
Household Durables - 4.5%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (d)	26,757,000	26,021,183
9.875% 4/1/27 (d)	21,460,000	22,747,600
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	10,165,000	9,300,975
6.75% 3/15/25	5,850,000	5,791,500
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (d)	5,495,000	5,550,609
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (d)	5,580,000	5,649,750
6.5% 12/15/20 (d)	12,085,000	12,085,000
Century Communities, Inc.:
5.875% 7/15/25	6,050,000	6,080,250
6.75% 6/1/27 (d)	13,380,000	13,814,850
KB Home:
6.875% 6/15/27	3,000,000	3,281,250
8% 3/15/20	8,465,000	8,697,788
LGI Homes, Inc. 6.875% 7/15/26 (d)	20,925,000	21,291,188
M/I Homes, Inc.:
5.625% 8/1/25	10,965,000	11,129,475
6.75% 1/15/21	3,803,000	3,831,523
Mason Finance Sub, Inc. 6.875% 8/15/23 (d)	12,000,000	12,570,000
Meritage Homes Corp.:
5.125% 6/6/27	5,035,000	5,223,813
6% 6/1/25	4,000,000	4,350,000
7% 4/1/22	7,525,000	8,221,063
7.15% 4/15/20	7,060,000	7,236,500
New Home Co. LLC 7.25% 4/1/22	16,325,000	15,590,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (d)	4,100,000	4,305,000
TRI Pointe Homes, Inc.:
5.25% 6/1/27	13,190,000	12,992,150
5.875% 6/15/24	14,335,000	14,944,238
William Lyon Homes, Inc.:
5.875% 1/31/25	10,135,000	10,135,000
6% 9/1/23	7,000,000	7,052,500
6.625% 7/15/27 (d)	8,670,000	8,626,650
7% 8/15/22	8,180,000	8,192,270
		274,712,500
TOTAL CONSUMER DISCRETIONARY		299,184,990
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Ahold Lease U.S.A., Inc. 7.82% 1/2/20	2,222	2,265
C&S Group Enterprises LLC 5.375% 7/15/22 (d)	9,705,000	9,705,000
Cumberland Farms, Inc. 6.75% 5/1/25 (d)	2,075,000	2,199,500
		11,906,765
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Global Partners LP/GLP Finance Corp.:
7% 6/15/23	4,000,000	4,100,000
7% 8/1/27 (d)	4,000,000	4,010,000
		8,110,000
FINANCIALS - 1.0%
Banks - 0.1%
HAT Holdings I LLC/HAT Holdings II LLC 5.25% 7/15/24 (d)	4,305,000	4,487,963
Capital Markets - 0.0%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24	3,610,000	3,711,261
Diversified Financial Services - 0.8%
Brixmor Operating Partnership LP:
3.65% 6/15/24	6,000,000	6,158,984
3.85% 2/1/25	8,384,000	8,663,268
Five Point Operation Co. LP 7.875% 11/15/25 (d)	22,262,000	22,262,445
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	3,680,000	3,716,800
6.25% 2/1/22	1,695,000	1,741,816
6.25% 5/15/26 (d)	5,000,000	5,144,200
		47,687,513
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 4.75% 3/15/25	4,235,000	4,297,678
TOTAL FINANCIALS		60,184,415
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Sabra Health Care LP/Sabra Capital Corp.:
4.8% 6/1/24	7,560,000	7,793,604
5.375% 6/1/23	5,675,000	5,759,104
		13,552,708
INDUSTRIALS - 0.2%
Building Products - 0.2%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (d)	10,610,000	11,007,875
REAL ESTATE - 9.1%
Equity Real Estate Investment Trusts (REITs) - 5.4%
American Homes 4 Rent 4.9% 2/15/29	1,000,000	1,099,142
ARC Properties Operating Partnership LP 4.6% 2/6/24	10,480,000	11,169,638
Care Capital Properties LP 5.125% 8/15/26	20,493,000	21,455,080
CBL & Associates LP:
4.6% 10/15/24	26,758,000	18,195,440
5.25% 12/1/23	11,500,000	8,395,000
5.95% 12/15/26	10,434,000	7,379,968
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	7,577,000	7,842,195
DDR Corp.:
3.625% 2/1/25	5,551,000	5,650,060
4.625% 7/15/22	658,000	683,441
Equinix, Inc. 5.375% 5/15/27	6,620,000	7,106,239
HCP, Inc.:
4% 6/1/25	1,000,000	1,054,900
4.25% 11/15/23	801,000	850,507
Healthcare Realty Trust, Inc. 3.75% 4/15/23	966,000	991,306
Healthcare Trust of America Holdings LP 3.75% 7/1/27	8,395,000	8,693,627
Hospitality Properties Trust 5% 8/15/22	3,177,000	3,312,421
iStar Financial, Inc.:
4.625% 9/15/20	6,755,000	6,822,550
5.25% 9/15/22	5,220,000	5,304,407
6% 4/1/22	8,375,000	8,584,375
Lexington Corporate Properties Trust 4.4% 6/15/24	2,180,000	2,235,259
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29	500,000	505,938
5% 10/15/27	9,555,000	9,889,425
5.25% 8/1/26	7,700,000	7,988,750
6.375% 3/1/24	4,000,000	4,200,000
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,303,000	3,432,719
4.5% 4/1/27	2,462,000	2,575,241
4.75% 1/15/28	12,204,000	12,955,429
4.95% 4/1/24	2,898,000	3,071,031
Regency Centers LP 3.6% 2/1/27	2,558,000	2,660,320
SBA Communications Corp. 4% 10/1/22	5,535,000	5,601,420
Select Income REIT:
4.15% 2/1/22	11,170,000	11,333,264
4.25% 5/15/24	5,030,000	5,085,602
4.5% 2/1/25	21,294,000	21,803,180
Senior Housing Properties Trust:
4.75% 5/1/24	44,895,000	45,919,683
4.75% 2/15/28	6,000,000	5,886,782
6.75% 4/15/20	13,624,000	13,723,103
6.75% 12/15/21	8,000,000	8,516,662
VEREIT Operating Partnership LP 4.875% 6/1/26	10,945,000	11,989,535
WP Carey, Inc.:
4% 2/1/25	6,985,000	7,223,536
4.25% 10/1/26	7,242,000	7,601,364
4.6% 4/1/24	11,323,000	12,065,728
		330,854,267
Real Estate Management & Development - 3.7%
Forestar Group, Inc. 8% 4/15/24 (d)	25,416,000	27,068,040
Greystar Real Estate Partners 5.75% 12/1/25 (d)	15,655,000	16,007,238
Howard Hughes Corp. 5.375% 3/15/25 (d)	42,482,000	43,544,050
Kennedy-Wilson, Inc. 5.875% 4/1/24	51,515,000	52,597,845
Mack-Cali Realty LP:
3.15% 5/15/23	10,000	9,403
4.5% 4/18/22	523,000	517,268
Mattamy Group Corp.:
6.5% 10/1/25 (d)	24,110,000	25,255,225
6.875% 12/15/23 (d)	7,990,000	8,289,625
Mid-America Apartments LP:
3.75% 6/15/24	1,663,000	1,731,007
4.3% 10/15/23	2,203,000	2,340,006
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (d)	9,935,000	10,357,238
5.75% 1/15/28 (d)(e)	1,000,000	1,035,000
5.875% 6/15/27 (d)	10,000,000	10,450,000
Washington Prime Group LP 5.95% 8/15/24	27,489,000	25,702,215
		224,904,160
TOTAL REAL ESTATE		555,758,427

TOTAL NONCONVERTIBLE BONDS		961,040,930

TOTAL CORPORATE BONDS
(Cost $1,237,196,500)		1,262,491,261

Asset-Backed Securities - 2.1%
American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (d)	3,000,000	3,367,515
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)	9,025,000	10,178,591
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (d)	1,999,310	2,184,156
Class F, 5.885% 4/17/52 (d)	2,000,000	2,165,553
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (d)	8,259,000	9,273,667
Class XS, 0% 10/17/52 (d)(f)(g)(h)	4,698,611	47
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1 month U.S. LIBOR + 1.500% 3.7715% 3/20/50 (d)(f)(h)(i)	2,250,000	225
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	423,369	385,451
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	1,046,476	1,057,791
GPMT Ltd. Series 2019-FL2 Class D, 1 month U.S. LIBOR + 2.950% 5.275% 2/22/36 (d)(f)(i)	2,142,000	2,162,756
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (f)	757,950	763,476
Series 1997-3 Class M1, 7.53% 3/15/28	5,215,046	5,215,770
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.539% 5.8531% 7/17/34 (d)(f)(i)	6,318,500	6,327,338
Home Partners of America Trust:
Series 2016-2 Class F, 1 month U.S. LIBOR + 4.700% 7.0141% 10/17/33 (d)(f)(i)	3,393,000	3,394,949
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 4.6641% 7/17/37 (d)(f)(i)	3,896,000	3,895,977
Invitation Homes Trust Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 4.575% 6/17/37 (d)(f)(i)	3,000,000	2,998,406
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	731,284	531,575
Merit Securities Corp. Series 13 Class M1, 7.458% 12/28/33 (f)	1,554,793	1,619,763
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (d)	2,940,000	2,963,079
Series 2017-SFR1 Class F, 5.35% 8/17/34 (d)	3,073,000	3,164,435
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (d)	2,568,000	2,608,838
Series 2018-SFR2 Class F, 4.953% 8/17/35 (d)	3,402,000	3,484,484
Series 2018-SFR3 Class F, 5.368% 10/17/35 (d)	3,412,000	3,545,476
Series 2019-SFR1 Class F, 5.061% 8/17/35 (d)	3,000,000	3,090,477
Series 2019-SFR2 Class F, 4.837% 5/17/36 (d)	3,902,000	3,986,439
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 4.925% 1/17/35 (d)(f)(i)	5,906,000	5,905,974
Class F, 1 month U.S. LIBOR + 3.400% 5.725% 1/17/35 (d)(f)(i)	12,671,000	12,679,032
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3 month U.S. LIBOR + 2.650% 5.2151% 2/5/36 (d)(f)(h)(i)	4,589,987	344
Tricon American Homes:
Series 2016-SFR1 Class F, 5.769% 11/17/33 (d)	2,544,000	2,623,036
Series 2017-SFR1 Class F, 5.151% 9/17/34 (d)	8,442,000	8,664,784
Series 2017-SFR2 Class F, 5.104% 1/17/36 (d)	3,785,000	3,916,981
Series 2018-SFR1 Class F, 4.96% 5/17/37 (d)	4,000,000	4,136,562
VB-S1 Issuer LLC:
Series 2016-1A Class F, 6.901% 6/15/46 (d)	7,797,000	8,075,101
Series 2018-1A Class F, 5.25% 2/15/48 (d)	1,354,000	1,338,849
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 3 month U.S. LIBOR + 1.950% 4.4719% 11/21/40 (d)(f)(h)(i)	250,000	247,700
TOTAL ASSET-BACKED SECURITIES
(Cost $126,590,860)		125,954,597

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.3604% 12/25/46 (d)(f)	4,500,000	4,541,485
Series 2010-K7 Class B, 5.5007% 4/25/20 (d)(f)	3,200,000	3,249,621
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 1 month U.S. LIBOR + 11.950% 14.3294% 6/10/35 (d)(f)(h)(i)	39,861	16,736

TOTAL PRIVATE SPONSOR		7,807,842

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 4.225% 2/25/42 (d)(f)	43,940	15,443
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 4.1446% 6/25/43 (d)(f)	77,544	32,208

TOTAL U.S. GOVERNMENT AGENCY		47,651

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,789,401)		7,855,493

Commercial Mortgage Securities - 14.6%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (d)	2,000,000	2,092,009
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)	3,349,000	3,022,245
Series 2018-BN12 Class D, 3% 5/15/61 (d)	1,701,000	1,499,405
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.2844% 9/10/28 (d)(f)	8,413,000	8,297,468
Class F, 4.2844% 9/10/28 (d)(f)	4,074,000	3,898,396
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, 1 month U.S. LIBOR + 2.400% 4.725% 6/15/35 (d)(f)(i)	1,500,000	1,506,570
BX Trust floater:
Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 4.375% 11/15/35 (d)(f)(i)	3,807,236	3,827,518
Class H, 1 month U.S. LIBOR + 3.000% 5.325% 11/15/35 (d)(f)(i)	7,282,313	7,321,116
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 5.925% 4/15/34 (d)(f)(i)	5,181,000	5,219,955
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (d)(f)	4,099,000	4,187,515
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 5.575% 12/15/37 (d)(f)(i)	7,428,000	7,520,964
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.4883% 4/10/29 (d)(f)	4,536,000	4,586,511
Class F, 5.4883% 4/10/29 (d)(f)	9,710,000	9,589,791
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (d)	3,391,000	3,072,910
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 1 month U.S. LIBOR + 3.250% 5.575% 7/15/30 (d)(f)(i)	6,200,000	6,188,788
Class E, 1 month U.S. LIBOR + 3.872% 6.1965% 7/15/30 (d)(f)(i)	6,741,000	6,690,950
CHC Commercial Mortgage Trust floater Series 2019-CHC Class F, 1 month U.S. LIBOR + 2.608% 5.0082% 6/15/34 (d)(f)(i)	1,000,000	993,303
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2151% 9/10/46 (d)(f)	5,254,000	5,515,096
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.350% 6.675% 7/15/27 (d)(f)(i)	2,933,000	2,931,342
Series 2016-C3 Class D, 3% 11/15/49 (d)	7,089,000	5,881,978
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 5.375% 9/15/33 (d)(f)(i)	4,265,000	4,269,950
Class G, 1 month U.S. LIBOR + 5.056% 7.3813% 9/15/33 (d)(f)(i)	4,265,000	4,103,747
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)	7,300,000	6,221,460
Series 2012-CR1:
Class C, 5.3203% 5/15/45 (f)	1,000,000	1,044,695
Class D, 5.3203% 5/15/45 (d)(f)	5,550,000	5,641,769
Class G, 2.462% 5/15/45 (d)	6,346,000	5,114,464
Series 2012-LC4:
Class C, 5.5379% 12/10/44 (f)	2,000,000	2,083,831
Class D, 5.5379% 12/10/44 (d)(f)	7,837,000	6,841,014
Series 2013-CR10 Class D, 4.7893% 8/10/46 (d)(f)	4,544,000	4,603,989
Series 2013-CR12 Class D, 5.0801% 10/10/46 (d)(f)	4,500,000	3,896,359
Series 2013-LC6 Class D, 4.2621% 1/10/46 (d)(f)	8,301,000	8,483,451
Series 2014-CR17 Class E, 4.8502% 5/10/47 (d)(f)	3,098,000	2,954,449
Series 2014-UBS2 Class D, 5.0023% 3/10/47 (d)(f)	3,713,000	3,488,059
Series 2016-CD1 Class D, 2.7677% 8/10/49 (d)(f)	9,452,000	8,372,385
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)	2,800,000	2,537,720
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)	2,800,000	2,574,062
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.831% 8/15/45 (d)(f)	4,500,000	4,578,612
Class E, 4.831% 8/15/45 (d)(f)	8,000,000	7,827,407
Class F, 4.25% 8/15/45 (d)	2,000,000	1,774,702
Core Industrial Trust:
Series 2015-TEXW Class F, 3.8487% 2/10/34 (d)(f)	13,083,000	13,335,531
Series 2015-WEST Class F, 4.2268% 2/10/37 (d)(f)	12,745,000	13,526,383
Credit Suisse Mortgage Trust floater:
Series 2019-ICE4 Class F, 1 month U.S. LIBOR + 2.650% 4.975% 5/15/36 (d)(f)(i)	10,383,000	10,454,435
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 5.925% 1/15/34 (d)(f)(i)	7,876,000	7,949,856
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4701% 6/15/50 (d)	4,346,000	4,165,040
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (d)(f)	7,210,000	7,266,874
Series 2017-CX9 Class D, 4.1553% 9/15/50 (d)(f)	2,568,000	2,449,607
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 4.9345% 1/10/34 (d)(f)	1,000,000	1,031,080
Class E, 4.9345% 1/10/34 (d)(f)	10,853,000	10,926,172
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.6984% 11/10/46 (d)(f)	14,031,000	14,527,676
Class G, 4.652% 11/10/46 (d)	12,360,000	11,697,330
Series 2011-LC3A Class D, 5.3338% 8/10/44(d)(f)	3,945,000	4,083,206
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.5734% 12/25/43 (f)(g)	12,206,096	414,341
Series K012 Class X3, 2.2522% 1/25/41 (f)(g)	20,724,834	646,066
Series K013 Class X3, 2.8144% 1/25/43 (f)(g)	14,360,000	570,157
Series KAIV Class X2, 3.6147% 6/25/41 (f)(g)	7,430,000	461,662
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 5.2479% 11/21/35 (d)(f)(i)	2,500,000	2,518,750
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 4.925% 7/15/35 (d)(f)(i)	3,808,000	3,797,261
Series 2010-C2 Class D, 5.1804% 12/10/43 (d)(f)	3,000,000	3,085,250
Series 2011-GC5:
Class C, 5.3902% 8/10/44 (d)(f)	9,000,000	9,330,880
Class D, 5.3902% 8/10/44 (d)(f)	9,559,000	9,405,784
Class E, 5.3902% 8/10/44 (d)(f)	8,230,000	7,460,196
Class F, 4.5% 8/10/44 (d)	7,986,000	5,537,056
Series 2012-GC6:
Class C, 5.6514% 1/10/45 (d)(f)	3,600,000	3,795,937
Class D, 5.6514% 1/10/45 (d)(f)	6,665,000	6,821,982
Class E, 5% 1/10/45 (d)(f)	7,516,000	6,918,004
Series 2012-GCJ7:
Class C, 5.686% 5/10/45 (f)	6,500,000	6,833,960
Class D, 5.686% 5/10/45 (d)(f)	10,192,000	10,140,147
Class E, 5% 5/10/45 (d)	3,837,320	2,843,384
Series 2012-GCJ9:
Class D, 4.744% 11/10/45 (d)(f)	5,565,000	5,670,536
Class E, 4.744% 11/10/45 (d)(f)	1,930,000	1,827,933
Series 2013-GC14 Class D, 4.7486% 8/10/46 (d)(f)	1,680,000	1,712,201
Series 2013-GC16:
Class D, 5.3106% 11/10/46 (d)(f)	3,750,000	4,031,752
Class F, 3.5% 11/10/46 (d)	7,303,000	5,779,111
Series 2016-GS3 Class D, 2.62% 10/10/49 (d)	3,398,000	2,985,316
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (d)	29,826,000	30,004,324
Series 2016-RENT:
Class E, 4.0667% 2/10/29 (d)(f)	4,340,000	4,359,186
Class F, 4.0667% 2/10/29 (d)(f)	20,197,000	20,150,904
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.1935% 11/5/38 (d)(f)	8,440,000	8,440,113
Series 2016-SFP Class F, 6.1552% 11/5/35 (d)	10,207,000	10,322,253
IMT Trust Series 2017-APTS:
Class EFX, 3.4966% 6/15/34 (d)(f)	9,317,000	9,202,313
Class FFL, 1 month U.S. LIBOR + 2.850% 5.175% 6/15/34 (d)(f)(i)	3,909,000	3,918,807
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (d)	2,896,000	3,043,453
Invitation Homes Trust floater:
Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 4.5641% 7/17/37 (d)(f)(i)	8,405,000	8,400,477
Series 2018-SFR4 Class F, 1 month U.S. LIBOR + 2.200% 4.5141% 1/17/38 (d)(f)(i)	3,410,000	3,400,204
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2018-LAQ Class E, 1 month U.S. LIBOR + 3.000% 5.325% 6/15/35 (d)(f)(i)	1,649,007	1,663,453
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)	8,738,000	7,345,373
Series 2014-C26 Class D, 3.9083% 1/15/48 (d)(f)	3,398,000	3,276,232
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4406% 12/15/49 (d)(f)	10,241,000	9,185,930
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.092% 12/15/49 (d)(f)	7,388,000	6,647,394
Series 2018-C8 Class D, 3.245% 6/15/51 (d)(f)	1,698,000	1,532,137
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX:
Class C, 5.1317% 6/15/45 (f)	4,530,000	4,703,392
Class E, 5.1317% 6/15/45 (d)(f)	5,892,000	5,667,534
Class F, 4% 6/15/45 (d)	8,192,000	6,898,116
Class G 4% 6/15/45 (d)	4,044,000	2,441,096
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.6637% 2/15/46 (d)(f)	13,930,000	13,346,982
Class G, 4.409% 2/15/46 (d)(f)	4,671,000	4,037,947
Class H, 4.409% 2/15/46 (d)(f)	7,077,000	5,864,267
Series 2011-C4 Class F, 3.873% 7/15/46 (d)	1,400,000	1,401,666
Series 2013-LC11:
Class D, 4.168% 4/15/46 (f)	7,809,000	6,965,365
Class E, 3.25% 4/15/46 (d)(f)	472,000	353,898
Class F, 3.25% 4/15/46 (d)(f)	2,518,000	1,043,787
Series 2014-DSTY Class E, 3.8046% 6/10/27 (d)(f)	8,161,000	2,642,604
Series 2015-UES Class F, 3.621% 9/5/32 (d)(f)	6,896,000	6,862,199
Series 2018-AON Class F, 4.6132% 7/5/31 (d)(f)	5,096,000	5,030,069
Kref Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.550% 4.8641% 6/15/36 (d)(f)(i)	2,560,000	2,561,354
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 5.9703% 1/20/41 (d)(f)	679,991	679,151
Class E, 5.9703% 1/20/41 (d)(f)	4,800,000	4,675,936
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.5946% 5/12/39 (f)	1,945,751	1,959,286
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.6844% 8/15/45 (d)(f)	3,889,000	4,005,103
Series 2012-C6 Class D, 4.6084% 11/15/45 (d)(f)	2,000,000	2,068,898
Series 2013-C12 Class D, 4.7657% 10/15/46 (d)(f)	7,164,000	7,338,234
Series 2013-C13:
Class D, 4.9079% 11/15/46 (d)(f)	5,277,000	5,503,027
Class E, 4.9079% 11/15/46 (d)(f)	3,379,000	3,127,396
Series 2013-C7:
Class D, 4.2393% 2/15/46 (d)(f)	5,650,000	5,482,627
Class E, 4.2393% 2/15/46 (d)(f)	1,000,000	865,934
Series 2013-C9:
Class C, 4.0362% 5/15/46 (f)	3,339,000	3,404,915
Class D, 4.1242% 5/15/46 (d)(f)	5,137,000	5,169,205
Series 2016-C30 Class D, 3% 9/15/49 (d)	5,408,000	4,544,616
Series 2016-C31 Class D, 3% 11/15/49 (d)(f)	1,500,000	1,227,898
Series 2016-C32 Class D, 3.396% 12/15/49 (d)	5,929,000	5,086,994
Morgan Stanley Capital I Trust:
floater Series 2019-AGLN:
Class F, 1 month U.S. LIBOR + 2.600% 4.925% 3/15/34 (d)(f)(i)	4,000,000	4,015,006
Class G, 1 month U.S. LIBOR + 3.150% 5.475% 3/15/34 (d)(f)(i)	6,013,000	6,043,069
Series 1998-CF1 Class G, 7.0549% 7/15/32 (d)(f)	351,347	308,073
Series 2011-C2:
Class D, 5.4847% 6/15/44 (d)(f)	5,387,000	5,475,592
Class E, 5.4847% 6/15/44 (d)(f)	12,150,000	11,989,447
Class F, 5.4847% 6/15/44 (d)(f)	4,440,000	4,065,846
Class XB, 0.5352% 6/15/44 (d)(f)(g)	55,442,318	319,387
Series 2011-C3:
Class D, 5.1107% 7/15/49 (d)(f)	7,400,000	7,472,416
Class E, 5.1107% 7/15/49 (d)(f)	3,495,000	3,452,185
Class F, 5.1107% 7/15/49 (d)(f)	5,688,050	5,453,643
Class G, 5.1107% 7/15/49 (d)(f)	5,106,500	4,600,725
Series 2012-C4 Class D, 5.4196% 3/15/45 (d)(f)	6,310,000	6,223,152
Series 2015-MS1 Class D, 4.0308% 5/15/48 (d)(f)	10,956,000	10,384,665
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)	5,013,000	4,452,134
Series 2016-BNK2 Class C, 3% 11/15/49 (d)	3,000,000	2,704,411
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.927% 9.2515% 8/15/19 (d)(f)(i)	6,886,078	6,943,927
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 6.575% 8/15/34 (d)(f)(i)	11,799,448	11,880,660
MSCCG Trust floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 4.475% 10/15/37 (d)(f)(i)	5,118,000	5,137,193
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (d)	10,955,650	11,209,438
Class E, 6.8087% 11/15/34 (d)	9,659,400	9,489,840
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (d)(f)	1,500,000	1,538,369
Natixis Commercial Mortgage Securities Trust floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 5.145% 6/15/35 (d)(f)(i)	1,743,000	1,747,263
Class WAN2, 1 month U.S. LIBOR + 3.750% 6.145% 6/15/35 (d)(f)(i)	651,000	647,690
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	4,042,488	4,948,399
ReadyCap Commercial Mortgage Trust floater Series 2019-FL3 Class D, 1 month U.S. LIBOR + 2.900% 5.166% 3/25/34 (d)(f)(i)	3,439,000	3,376,816
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.483% 8/15/39 (f)	80,703	80,918
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.5432% 5/10/45 (d)(f)	3,235,000	3,267,340
Class E, 5% 5/10/45 (d)(f)	6,339,000	5,855,530
Class F, 5% 5/10/45 (d)(f)	2,221,350	1,749,938
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (d)(f)	2,143,000	2,086,461
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0505% 1/10/45 (d)(f)	3,000,000	3,217,320
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.7606% 10/15/45 (d)(f)	12,964,000	13,376,601
Class E, 4.7606% 10/15/45 (d)(f)	8,441,000	8,405,151
Class F, 4.7606% 10/15/45 (d)(f)	2,000,000	1,853,244
Series 2016-BNK1 Class D, 3% 8/15/49 (d)	6,979,000	5,844,072
Series 2016-C35 Class D, 3.142% 7/15/48 (d)	18,542,000	15,566,122
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)	5,094,000	4,476,749
Series 2017-C38 Class D, 3% 7/15/50 (d)(f)	4,373,000	3,762,886
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44	4,000,000	2,777,640
Series 2011-C3:
Class C, 5.335% 3/15/44 (d)	4,900,000	5,056,226
Class D, 5.683% 3/15/44 (d)(f)	1,000,000	852,223
Class E, 5% 3/15/44 (d)	3,000,000	1,509,487
Series 2011-C5:
Class E, 5.6691% 11/15/44 (d)(f)	3,807,000	3,897,897
Class F, 5.25% 11/15/44 (d)(f)	3,000,000	2,795,188
Class G, 5.25% 11/15/44 (d)(f)	2,000,000	1,773,899
Series 2012-C7:
Class D, 4.8147% 6/15/45 (d)(f)	2,380,000	2,303,250
Class F, 4.5% 6/15/45 (d)	2,000,000	1,292,232
Series 2012-C8 Class E, 4.89% 8/15/45 (d)(f)	2,922,500	2,967,266
Series 2013-C11:
Class D, 4.2616% 3/15/45 (d)(f)	5,830,000	5,837,812
Class E, 4.2616% 3/15/45 (d)(f)	4,780,000	4,563,172
Series 2013-C13 Class D, 4.132% 5/15/45 (d)(f)	4,000,000	4,045,392
Series 2013-C16 Class D, 5.0262% 9/15/46 (d)(f)	3,728,000	3,648,005
Series 2013-UBS1 Class D, 4.74% 3/15/46 (d)(f)	4,589,000	4,642,202
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (d)(f)	6,725,000	5,701,154
Class PR2, 3.516% 6/5/35 (d)(f)	2,541,000	2,057,680
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $852,525,208)		899,251,263

Bank Loan Obligations - 5.3%
COMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.24% 4/11/25 (f)(i)	13,532,580	13,489,412
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.7%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.9844% 12/22/24 (f)(i)	8,018,783	7,949,902
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.2344% 8/30/23 (f)(i)	10,375,066	10,381,498
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2718% 6/10/22 (f)(i)	6,214,230	6,207,333
Marriott Ownership Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4844% 8/31/25 (f)(i)	4,034,725	4,043,117
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.98% 4/27/24 (f)(i)	11,394,087	10,944,021
Wyndham Destinations, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4844% 5/31/25 (f)(i)	6,278,580	6,247,187
		45,773,058
Multiline Retail - 0.1%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.7706% 6/23/23 (f)(i)	6,100,522	5,274,877

TOTAL CONSUMER DISCRETIONARY		51,047,935

CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.5%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.2344% 6/22/23 (f)(i)	16,976,029	16,998,946
3 month U.S. LIBOR + 3.000% 5.3113% 12/21/22 (f)(i)	11,383,449	11,402,801
		28,401,747
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.49% 6/1/25 (f)(i)	5,943,722	5,817,418
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.0799% 12/19/20 (f)(i)	21,740,599	20,526,822
TPF II Power LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.9844% 10/2/23 (f)(i)	8,036,875	8,054,476
		28,581,298

TOTAL ENERGY		34,398,716

FINANCIALS - 0.5%
Capital Markets - 0.0%
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8866% 9/30/24 (f)(i)	2,135,000	2,143,006
Diversified Financial Services - 0.2%
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (f)(h)	9,171,000	9,429,622
Mortgage Real Estate Investment Trusts - 0.1%
Apollo Commercial Real Estate Finance, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.075% 5/7/26 (f)(i)	3,460,000	3,447,025
Blackstone Mortgage Trust, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.7411% 4/16/26 (f)(i)	5,170,000	5,189,388
		8,636,413
Real Estate Management & Development - 0.1%
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.2344% 3/23/25 (f)(i)	2,546,838	2,546,303
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.2344% 12/5/20 (f)(i)	7,949,395	7,916,246

TOTAL FINANCIALS		30,671,590

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2344% 2/27/25 (f)(i)	6,398,459	6,374,465
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.7344% 12/20/24 (f)(i)	3,259,513	3,270,921
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 3.9691% 2/6/22 (f)(h)(i)	20,000,000	19,500,000
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.0883% 6/28/23 (f)(i)	17,057,363	17,100,007
		36,600,007
Real Estate Management & Development - 0.9%
Capital Automotive LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.74% 3/24/24 (f)(i)	6,257,980	6,243,461
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.4844% 8/21/25 (f)(i)	31,592,937	31,691,823
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5215% 2/8/25 (f)(i)	3,959,799	3,763,789
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.2715% 12/22/24 (f)(i)	13,235,000	13,199,795
		54,898,868

TOTAL REAL ESTATE		91,498,875

UTILITIES - 1.0%
Electric Utilities - 0.6%
Green Energy Partners/Stonewall LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.8299% 11/13/21 (f)(i)	10,987,040	10,671,163
Tranche B 2LN, term loan 3 month U.S. LIBOR + 5.500% 7.8299% 11/13/21 (f)(i)	1,940,127	1,884,348
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9844% 1/30/24 (f)(i)	16,797,750	16,531,841
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9844% 1/30/24 (f)(i)	947,420	932,422
Lonestar II Generation Holding:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.2344% 4/10/26 (f)(i)	5,357,143	5,343,750
Tranche C 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.2344% 4/10/26 (f)(i)	642,857	641,250
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.74% 12/2/21 (f)(i)	1,288,564	1,230,578
		37,235,352
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.9844% 4/13/23 (f)(i)	7,085,834	7,076,977
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 9.3299% 10/18/22 (f)(i)	14,336,137	14,156,935
Oregon Clean Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9844% 3/1/26 (f)(i)	5,985,000	5,987,514
		27,221,426

TOTAL UTILITIES		64,456,778

TOTAL BANK LOAN OBLIGATIONS
(Cost $325,110,260)		323,610,439

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (d)(h)	1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)(h)	500,000	11,630
TOTAL PREFERRED SECURITIES
(Cost $1,297,768)		11,752
	Shares	Value

Money Market Funds - 7.5%
Fidelity Cash Central Fund 2.43% (j)	442,960,538	443,049,130
Fidelity Securities Lending Cash Central Fund 2.43% (j)(k)	18,152,162	18,153,977
TOTAL MONEY MARKET FUNDS
(Cost $461,146,389)		461,203,107
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $5,633,803,428)		6,126,889,322
NET OTHER ASSETS (LIABILITIES) - 0.2%		14,555,427
NET ASSETS - 100%		$6,141,444,749

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,353,229,659 or 22.0% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Level 3 security

 (i) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,022,970
Fidelity Securities Lending Cash Central Fund	126,726
Total	$9,149,696

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Acadia Realty Trust (SBI)	$118,210,943	$--	$20,606,614	$4,491,535	$(1,889,970)	$6,160,204	$--
Dynex Capital, Inc.	8,749,159	28,376,699	194,248	500,909	(47,104)	(181,125)	32,908,461
Ellington Financial LLC	26,952,776	2,450,608	1,213,916	3,166,368	(515,168)	2,148,048	29,822,348
Great Ajax Corp.	21,094,678	--	--	1,088,655	--	734,661	21,946,669
Great Ajax Corp. 7.25%	6,982,400	1,999,890	--	619,422	--	303,133	9,285,423
Total	$181,989,956	$32,827,197	$22,014,778	$9,866,889	$(2,452,242)	$9,164,921	$93,962,901

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$18,125,392	$18,125,392	$--	$--
Energy	26,919,677	26,919,677	--	--
Financials	899,671,030	879,194,592	20,476,438	--
Industrials	17,578,864	17,578,864	--	--
Real Estate	2,080,678,998	2,017,632,148	63,046,850	--
Utilities	3,537,449	3,537,449	--	--
Corporate Bonds	1,262,491,261	--	1,262,491,261	--
Asset-Backed Securities	125,954,597	--	125,706,281	248,316
Collateralized Mortgage Obligations	7,855,493	--	7,838,757	16,736
Commercial Mortgage Securities	899,251,263	--	899,251,263	--
Bank Loan Obligations	323,610,439	--	294,680,817	28,929,622
Preferred Securities	11,752	--	--	11,752
Money Market Funds	461,203,107	461,203,107	--	--
Total Investments in Securities:	$6,126,889,322	$3,424,191,229	$2,673,491,667	$29,206,426

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	1.1%
BBB	6.1%
BB	12.8%
B	10.2%
CCC,CC,C	0.9%
Not Rated	11.6%
Equities	49.6%
Short-Term Investments and Net Other Assets	7.7%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $17,584,632) — See accompanying schedule: Unaffiliated issuers (cost $5,069,899,551)	$5,571,723,314
Fidelity Central Funds (cost $461,146,389)	461,203,107
Other affiliated issuers (cost $102,757,488)	93,962,901
Total Investment in Securities (cost $5,633,803,428)		$6,126,889,322
Cash		42,247
Receivable for investments sold		19,299,270
Receivable for fund shares sold		10,715,853
Dividends receivable		3,061,186
Interest receivable		25,745,193
Distributions receivable from Fidelity Central Funds		928,848
Prepaid expenses		15,801
Other receivables		5,722
Total assets		6,186,703,442
Liabilities
Payable for investments purchased
Regular delivery	$13,971,143
Delayed delivery	1,000,000
Payable for fund shares redeemed	8,060,530
Accrued management fee	2,760,570
Distribution and service plan fees payable	253,470
Other affiliated payables	954,324
Other payables and accrued expenses	108,215
Collateral on securities loaned	18,150,441
Total liabilities		45,258,693
Net Assets		$6,141,444,749
Net Assets consist of:
Paid in capital		$5,547,025,725
Total distributable earnings (loss)		594,419,024
Net Assets		$6,141,444,749
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($325,295,939 ÷ 26,174,023 shares)(a)		$12.43
Maximum offering price per share (100/96.00 of $12.43)		$12.95
Class M:
Net Asset Value and redemption price per share ($60,540,432 ÷ 4,869,306 shares)(a)		$12.43
Maximum offering price per share (100/96.00 of $12.43)		$12.95
Class C:
Net Asset Value and offering price per share ($210,156,456 ÷ 17,108,462 shares)(a)		$12.28
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,691,819,817 ÷ 215,371,946 shares)		$12.50
Class I:
Net Asset Value, offering price and redemption price per share ($2,386,307,615 ÷ 191,632,413 shares)		$12.45
Class Z:
Net Asset Value, offering price and redemption price per share ($467,324,490 ÷ 37,530,917 shares)		$12.45

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends (including $9,866,889 earned from other affiliated issuers)		$142,600,518
Interest		144,494,660
Income from Fidelity Central Funds (including $126,726 from security lending)		9,149,696
Total income		296,244,874
Expenses
Management fee	$30,094,760
Transfer agent fees	9,674,794
Distribution and service plan fees	3,030,821
Accounting and security lending fees	1,392,523
Custodian fees and expenses	61,499
Independent trustees' fees and expenses	30,175
Registration fees	251,086
Audit	104,713
Legal	15,955
Miscellaneous	35,040
Total expenses before reductions	44,691,366
Expense reductions	(101,109)
Total expenses after reductions		44,590,257
Net investment income (loss)		251,654,617
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,703,016
Fidelity Central Funds	336
Other affiliated issuers	(2,452,242)
Foreign currency transactions	1,497
Total net realized gain (loss)		75,252,607
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	230,081,124
Fidelity Central Funds	1,049
Other affiliated issuers	9,164,921
Assets and liabilities in foreign currencies	(143)
Total change in net unrealized appreciation (depreciation)		239,246,951
Net gain (loss)		314,499,558
Net increase (decrease) in net assets resulting from operations		$566,154,175

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$251,654,617	$218,764,196
Net realized gain (loss)	75,252,607	114,217,439
Change in net unrealized appreciation (depreciation)	239,246,951	(223,088,895)
Net increase (decrease) in net assets resulting from operations	566,154,175	109,892,740
Distributions to shareholders	(340,039,890)	–
Distributions to shareholders from net investment income	–	(209,651,623)
Distributions to shareholders from net realized gain	–	(58,110,159)
Total distributions	(340,039,890)	(267,761,782)
Share transactions - net increase (decrease)	661,318,743	122,424,204
Redemption fees	–	106,734
Total increase (decrease) in net assets	887,433,028	(35,338,104)
Net Assets
Beginning of period	5,254,011,721	5,289,349,825
End of period	$6,141,444,749	$5,254,011,721
Other Information
Undistributed net investment income end of period		$38,805,646

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Income Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.99	$12.32	$12.25	$11.66	$11.86
Income from Investment Operations
Net investment income (loss)A	.51	.47	.49	.49	.52
Net realized and unrealized gain (loss)	.65	(.22)	.14	.73	.02
Total from investment operations	1.16	.25	.63	1.22	.54
Distributions from net investment income	(.51)	(.45)	(.48)	(.48)	(.52)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)
Total distributions	(.72)	(.58)	(.56)	(.63)B	(.74)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.43	$11.99	$12.32	$12.25	$11.66
Total ReturnE,F	10.15%	2.13%	5.37%	11.01%	4.65%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.02%	1.03%	1.03%	1.04%
Expenses net of fee waivers, if any	1.01%	1.02%	1.03%	1.03%	1.03%
Expenses net of all reductions	1.01%	1.01%	1.02%	1.03%	1.03%
Net investment income (loss)	4.29%	3.98%	4.08%	4.29%	4.40%
Supplemental Data
Net assets, end of period (000 omitted)	$325,296	$297,722	$355,400	$548,649	$495,462
Portfolio turnover rateI	17%	27%	22%	26%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.99	$12.32	$12.26	$11.66	$11.86
Income from Investment Operations
Net investment income (loss)A	.51	.47	.49	.49	.51
Net realized and unrealized gain (loss)	.65	(.22)	.13	.73	.02
Total from investment operations	1.16	.25	.62	1.22	.53
Distributions from net investment income	(.51)	(.45)	(.48)	(.48)	(.52)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)
Total distributions	(.72)	(.58)	(.56)	(.62)	(.73)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$12.43	$11.99	$12.32	$12.26	$11.66
Total ReturnC,D	10.12%	2.10%	5.26%	11.06%	4.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.04%	1.06%	1.07%	1.06%
Expenses net of fee waivers, if any	1.04%	1.04%	1.06%	1.07%	1.06%
Expenses net of all reductions	1.04%	1.04%	1.05%	1.06%	1.06%
Net investment income (loss)	4.26%	3.95%	4.05%	4.26%	4.37%
Supplemental Data
Net assets, end of period (000 omitted)	$60,540	$55,175	$64,158	$59,788	$55,424
Portfolio turnover rateG	17%	27%	22%	26%	19%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.85	$12.20	$12.14	$11.55	$11.77
Income from Investment Operations
Net investment income (loss)A	.42	.38	.40	.40	.43
Net realized and unrealized gain (loss)	.64	(.22)	.13	.73	.01
Total from investment operations	1.06	.16	.53	1.13	.44
Distributions from net investment income	(.42)	(.37)	(.39)	(.40)	(.45)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)
Total distributions	(.63)	(.51)B	(.47)	(.54)	(.66)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.28	$11.85	$12.20	$12.14	$11.55
Total ReturnD,E	9.34%	1.31%	4.54%	10.29%	3.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.76%	1.76%	1.78%	1.79%	1.79%
Expenses net of fee waivers, if any	1.76%	1.76%	1.78%	1.78%	1.78%
Expenses net of all reductions	1.76%	1.76%	1.78%	1.78%	1.78%
Net investment income (loss)	3.54%	3.23%	3.32%	3.54%	3.65%
Supplemental Data
Net assets, end of period (000 omitted)	$210,156	$227,458	$287,598	$289,430	$291,387
Portfolio turnover rateH	17%	27%	22%	26%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.51 per share is comprised of distributions from net investment income of $.373 and distributions from net realized gain of $.132 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.05	$12.38	$12.31	$11.71	$11.91
Income from Investment Operations
Net investment income (loss)A	.54	.51	.52	.52	.54
Net realized and unrealized gain (loss)	.66	(.22)	.14	.73	.02
Total from investment operations	1.20	.29	.66	1.25	.56
Distributions from net investment income	(.54)	(.48)	(.51)	(.51)	(.55)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)
Total distributions	(.75)	(.62)B	(.59)	(.65)	(.76)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.50	$12.05	$12.38	$12.31	$11.71
Total ReturnD	10.47%	2.40%	5.60%	11.29%	4.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.75%	.78%	.82%	.83%
Expenses net of fee waivers, if any	.75%	.75%	.78%	.81%	.82%
Expenses net of all reductions	.75%	.75%	.77%	.81%	.82%
Net investment income (loss)	4.55%	4.24%	4.33%	4.51%	4.61%
Supplemental Data
Net assets, end of period (000 omitted)	$2,691,820	$2,531,397	$2,630,901	$2,719,387	$2,561,268
Portfolio turnover rateG	17%	27%	22%	26%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.62 per share is comprised of distributions from net investment income of $.484 and distributions from net realized gain of $.132 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.01	$12.34	$12.27	$11.68	$11.88
Income from Investment Operations
Net investment income (loss)A	.54	.51	.52	.52	.55
Net realized and unrealized gain (loss)	.65	(.22)	.14	.73	.02
Total from investment operations	1.19	.29	.66	1.25	.57
Distributions from net investment income	(.54)	(.49)	(.51)	(.52)	(.55)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)
Total distributions	(.75)	(.62)	(.59)	(.66)	(.77)B
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.45	$12.01	$12.34	$12.27	$11.68
Total ReturnD	10.43%	2.41%	5.66%	11.30%	4.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.75%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.77%	.77%
Expenses net of all reductions	.74%	.75%	.76%	.76%	.77%
Net investment income (loss)	4.55%	4.25%	4.34%	4.56%	4.66%
Supplemental Data
Net assets, end of period (000 omitted)	$2,386,308	$2,142,260	$1,951,293	$1,239,950	$913,475
Portfolio turnover rateG	17%	27%	22%	26%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class Z

Year ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.74
Income from Investment Operations
Net investment income (loss)B	.47
Net realized and unrealized gain (loss)	.67
Total from investment operations	1.14
Distributions from net investment income	(.42)
Distributions from net realized gain	(.02)
Total distributions	(.43)C
Net asset value, end of period	$12.45
Total ReturnD,E	10.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%H
Expenses net of fee waivers, if any	.62%H
Expenses net of all reductions	.62%H
Net investment income (loss)	4.71%H
Supplemental Data
Net assets, end of period (000 omitted)	$467,324
Portfolio turnover rateI	17%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.43 per share is comprised of distributions from net investment income of $.416 and distributions from net realized gain of $.017 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Real Estate Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$640,564,070
Gross unrealized depreciation	(155,039,324)
Net unrealized appreciation (depreciation)	$485,524,746
Tax Cost	$5,641,364,576

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$58,099,738
Undistributed long-term capital gain	$51,032,292
Net unrealized appreciation (depreciation) on securities and other investments	$485,524,690

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$250,774,684	$ 218,315,072
Long-term Capital Gains	89,265,206	49,446,710
Total	$340,039,890	$ 267,761,782

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,356,610,975 and $864,099,457, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$739,818	$27,171
Class M	-%	.25%	139,955	229
Class C	.75%	.25%	2,151,048	176,559
			$3,030,821	$203,959

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30,899
Class M	8,533
Class C(a)	13,752
$53,184

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$564,328.19
Class M	120,727.22
Class C	403,479.19
Real Estate Income	4,702,917.18
Class I	3,800,752.17
Class Z	82,591	.05(a)
	$9,674,794

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,830 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,763 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $15,567 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,575 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14,804.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $41,668 and a portion of class-level operating expenses as follows:

Amount
Class A	$836
Class M	161
Class C	622
Real Estate Income	7,540
Class I	6,325
Class Z	578
$16,062

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019(a)	Year ended July 31, 2018
Distributions to shareholders
Class A	$17,756,264	$–
Class M	3,318,773	–
Class C	11,711,511	–
Real Estate Income	164,869,904	–
Class I	135,048,536	–
Class Z	7,334,902	–
Total	$340,039,890	$ -
From net investment income
Class A	$–	$12,349,133
Class M	–	2,255,950
Class C	–	8,342,624
Real Estate Income	–	103,116,422
Class I	–	83,587,494
Total	$–	$209,651,623
From net realized gain
Class A	$–	$3,718,313
Class M	–	680,353
Class C	–	3,070,508
Real Estate Income	–	28,258,214
Class I	–	22,382,771
Total	$–	$58,110,159

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019(a)	Year ended July 31, 2018	Year ended July 31, 2019(a)	Year ended July 31, 2018
Class A
Shares sold	7,652,744	6,036,517	$91,491,023	$71,765,863
Reinvestment of distributions	1,474,957	1,301,260	17,330,478	15,605,254
Shares redeemed	(7,793,544)	(11,347,678)	(92,014,816)	(134,310,067)
Net increase (decrease)	1,334,157	(4,009,901)	$16,806,685	$(46,938,950)
Class M
Shares sold	1,028,225	733,876	$12,240,983	$8,765,829
Reinvestment of distributions	277,847	238,619	3,265,577	2,863,295
Shares redeemed	(1,038,297)	(1,576,898)	(12,307,088)	(18,688,302)
Net increase (decrease)	267,775	(604,403)	$3,199,472	$(7,059,178)
Class C
Shares sold	2,842,876	2,391,083	$33,441,407	$28,308,215
Reinvestment of distributions	940,228	897,945	10,920,406	10,683,017
Shares redeemed	(5,865,438)	(7,673,573)	(68,911,422)	(89,721,727)
Net increase (decrease)	(2,082,334)	(4,384,545)	$(24,549,609)	$(50,730,495)
Real Estate Income
Shares sold	73,051,353	43,494,857	$873,951,868	$518,900,815
Reinvestment of distributions	12,299,627	9,523,043	145,249,096	114,640,546
Shares redeemed	(80,067,017)	(55,394,813)	(959,494,113)	(656,921,503)
Net increase (decrease)	5,283,963	(2,376,913)	$59,706,851	$(23,380,142)
Class I
Shares sold	77,184,509	81,604,369	$918,900,015	$971,878,458
Reinvestment of distributions	9,707,377	7,132,431	114,247,360	85,529,395
Shares redeemed	(73,658,363)	(68,424,382)	(875,126,254)	(806,874,884)
Net increase (decrease)	13,233,523	20,312,418	$158,021,121	$250,532,969
Class Z
Shares sold	39,008,440	–	$465,579,262	$–
Reinvestment of distributions	397,454	–	4,775,264	–
Shares redeemed	(1,874,977)	–	(22,220,303)	–
Net increase (decrease)	37,530,917	–	$448,134,223	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Class A	1.01%
Actual		$1,000.00	$1,068.90	$5.18
Hypothetical-C		$1,000.00	$1,019.79	$5.06
Class M	1.03%
Actual		$1,000.00	$1,068.70	$5.28
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class C	1.76%
Actual		$1,000.00	$1,064.60	$9.01
Hypothetical-C		$1,000.00	$1,016.07	$8.80
Real Estate Income	.74%
Actual		$1,000.00	$1,070.40	$3.80
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class I	.74%
Actual		$1,000.00	$1,070.70	$3.80
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class Z	.61%
Actual		$1,000.00	$1,071.20	$3.13
Hypothetical-C		$1,000.00	$1,021.77	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Real Estate Income Fund
Class A	09/09/19	09/06/19	$0.142	$0.106
Class M	09/09/19	09/06/19	$0.141	$0.106
Class C	09/09/19	09/06/19	$0.118	$0.106
Fidelity Real Estate Income	09/09/19	09/06/19	$0.150	$0.106
Class I	09/09/19	09/06/19	$0.150	$0.106
Class Z	09/09/19	09/06/19	$0.154	$0.106

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $61,680,841, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $79,138,427 of distributions paid during the period January 1, 2019 to July 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class A, Class M, Class C, Fidelity Real Estate Income, Class I, and Class Z designate 51% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

REI-ANN-0919
1.788862.116

Fidelity® Small Cap Growth Fund Annual Report July 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(0.21)%	13.38%	15.01%
Class M (incl. 3.50% sales charge)	1.90%	13.61%	14.98%
Class C (incl. contingent deferred sales charge)	4.13%	13.85%	14.81%
Fidelity® Small Cap Growth Fund	6.17%	15.06%	16.03%
Class I	6.18%	15.06%	16.03%
Class Z	6.29%	15.13%	16.07%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$44,232	Fidelity® Small Cap Growth Fund
$36,005	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year, the fund's shares classes gained roughly 5% to 6% (excluding sales charges, if applicable), notably outpacing the -1.22% result of the Russell 2000® Growth Index. Security selection overwhelmingly drove the fund’s outperformance of the benchmark the past 12 months, with sector positioning also contributing, but to a much lesser degree. Investment choices within among health care stocks helped by far the most. Leading the way was the fund’s non-index stake in Insulet (+48%), a maker of wearable insulin infusion pumps for diabetics. The stock benefited from rapid adoption of its tubeless Omnipod patch pumps, which are lower-profile and more convenient than traditional insulin pumps. Masimo (+60%) – another out-of-benchmark name and a manufacturer of non-invasive patient-monitoring technologies – as well as an overweight position in Array Biopharma (219%), a cancer drug developer (no longer held at period end), were also major relative contributors stemming from the health care sector. Conversely, the portfolio’s non-index position in longtime fund holding 2U (-83%) was the biggest relative detractor this period. The firm offers cloud-based online campuses and learning platforms for nonprofit colleges and universities. Despite strong quarterly financial results and efforts to step up its multiyear program launch targets, the stock fell along with other software companies in December, while two of their more mature programs saw enrollment decline a bit. Lastly, an overweighting in weight-loss management company Weight Watchers, which was sold prior to July 31, also weighed on the fund’s relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Verra Mobility Corp.	2.1
Insulet Corp.	1.7
CarGurus, Inc. Class A	1.6
Grand Canyon Education, Inc.	1.6
Integer Holdings Corp.	1.5
Compass, Inc. Series E	1.3
Generac Holdings, Inc.	1.3
Churchill Downs, Inc.	1.2
Cardlytics, Inc.	1.2
First Cash Financial Services, Inc.	1.2
14.7

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Health Care	25.6
Information Technology	20.5
Industrials	14.8
Consumer Discretionary	14.6
Financials	7.9

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	96.4%
Convertible Securities	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 10.8%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
COMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 0.6%
Bandwidth, Inc. (a)	81,039	$6,037,406
Iridium Communications, Inc. (a)	664,531	16,905,669
		22,943,075
Entertainment - 1.0%
Gaia, Inc. Class A (a)(b)	1,188,217	6,867,894
World Wrestling Entertainment, Inc. Class A (b)	465,123	33,851,652
		40,719,546
Interactive Media & Services - 1.8%
CarGurus, Inc. Class A (a)	1,832,186	68,285,572
Eventbrite, Inc.	409,631	7,246,372
		75,531,944
Media - 1.6%
Gray Television, Inc. (a)	1,162,692	20,637,783
Nexstar Broadcasting Group, Inc. Class A	242,878	24,717,694
Tegna, Inc.	732,048	11,119,809
The New York Times Co. Class A	314,623	11,225,749
		67,701,035
Wireless Telecommunication Services - 0.4%
Boingo Wireless, Inc. (a)	960,934	14,433,229

TOTAL COMMUNICATION SERVICES		221,328,829

CONSUMER DISCRETIONARY - 14.6%
Diversified Consumer Services - 5.4%
Afya Ltd.	406,693	11,761,562
Arco Platform Ltd. Class A	882,327	38,945,914
Bright Horizons Family Solutions, Inc. (a)	166,426	25,308,402
Grand Canyon Education, Inc. (a)	591,582	64,346,374
Laureate Education, Inc. Class A (a)	1,833,441	30,050,098
ServiceMaster Global Holdings, Inc. (a)	639,624	34,047,186
Strategic Education, Inc.	109,283	19,451,281
		223,910,817
Hotels, Restaurants & Leisure - 2.7%
Churchill Downs, Inc.	432,043	51,693,945
Eldorado Resorts, Inc. (a)(b)	342,432	15,450,532
Planet Fitness, Inc. (a)	417,456	32,837,089
SeaWorld Entertainment, Inc. (a)	382,442	11,691,252
		111,672,818
Household Durables - 2.0%
Helen of Troy Ltd. (a)	324,373	48,098,028
Skyline Champion Corp. (a)	1,123,039	32,006,612
		80,104,640
Internet & Direct Marketing Retail - 1.0%
Etsy, Inc. (a)	593,216	39,757,336
The RealReal, Inc.	8,483	208,258
		39,965,594
Leisure Products - 0.4%
OneSpaWorld Holdings Ltd. (a)(b)	964,895	15,110,256
Multiline Retail - 0.3%
Ollie's Bargain Outlet Holdings, Inc. (a)	166,528	14,103,256
Specialty Retail - 1.9%
Aaron's, Inc. Class A	260,000	16,393,000
Five Below, Inc. (a)	261,631	30,731,177
The Children's Place Retail Stores, Inc.	320,889	31,341,229
		78,465,406
Textiles, Apparel & Luxury Goods - 0.9%
Deckers Outdoor Corp. (a)	163,851	25,606,634
Revolve Group, Inc. (b)	324,457	11,184,033
		36,790,667

TOTAL CONSUMER DISCRETIONARY		600,123,454

CONSUMER STAPLES - 4.5%
Beverages - 0.1%
Luckin Coffee, Inc. ADR (b)	208,487	5,064,149
Food & Staples Retailing - 2.4%
BJ's Wholesale Club Holdings, Inc. (a)	1,508,093	35,530,671
Grocery Outlet Holding Corp.	604,002	23,519,838
Performance Food Group Co. (a)	906,576	39,753,358
		98,803,867
Food Products - 1.6%
Darling International, Inc. (a)	532,543	10,826,599
Freshpet, Inc. (a)	243,300	10,984,995
Nomad Foods Ltd. (a)	971,923	21,644,725
Post Holdings, Inc. (a)	201,739	21,630,456
		65,086,775
Household Products - 0.4%
Central Garden & Pet Co. (a)	272,922	8,291,370
Central Garden & Pet Co. Class A (non-vtg.) (a)	328,309	9,044,913
		17,336,283

TOTAL CONSUMER STAPLES		186,291,074

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Kosmos Energy Ltd.	1,572,240	9,449,162
PDC Energy, Inc. (a)	289,007	8,303,171
Renewable Energy Group, Inc. (a)	345,969	4,701,719
		22,454,052
FINANCIALS - 7.9%
Banks - 1.2%
First Citizens Bancshares, Inc.	73,161	34,167,650
Popular, Inc.	268,823	15,473,452
		49,641,102
Capital Markets - 2.6%
Apollo Global Management LLC Class A	453,666	14,970,978
Hamilton Lane, Inc. Class A	233,337	13,696,882
LPL Financial	432,427	36,267,652
Morningstar, Inc.	264,566	40,208,741
		105,144,253
Consumer Finance - 1.2%
First Cash Financial Services, Inc.	483,225	48,631,764
Diversified Financial Services - 0.3%
Cannae Holdings, Inc. (a)	443,121	12,828,353
Insurance - 1.6%
eHealth, Inc. (a)	165,237	17,143,339
Enstar Group Ltd. (a)	83,338	14,763,327
Primerica, Inc.	289,163	35,477,408
		67,384,074
Thrifts & Mortgage Finance - 1.0%
Essent Group Ltd.	594,966	27,463,631
LendingTree, Inc. (a)(b)	41,931	13,524,425
		40,988,056

TOTAL FINANCIALS		324,617,602

HEALTH CARE - 25.5%
Biotechnology - 9.9%
Abeona Therapeutics, Inc. (a)	684,091	1,771,796
Acceleron Pharma, Inc. (a)	452,883	19,772,872
Acorda Therapeutics, Inc. (a)	330,318	2,289,104
Alder Biopharmaceuticals, Inc. (a)(b)	1,023,415	10,356,960
Allakos, Inc. (a)(b)	324,796	11,293,157
AnaptysBio, Inc. (a)	258,661	13,892,682
Arena Pharmaceuticals, Inc. (a)	265,190	16,622,109
Argenx SE ADR (a)	224,236	31,496,189
Ascendis Pharma A/S sponsored ADR (a)	322,267	37,305,628
Atara Biotherapeutics, Inc. (a)	38,243	545,728
Audentes Therapeutics, Inc. (a)	341,611	13,295,500
Blueprint Medicines Corp. (a)	386,074	38,665,311
Crinetics Pharmaceuticals, Inc. (a)	231,766	4,700,214
FibroGen, Inc. (a)	566,883	26,790,891
Five Prime Therapeutics, Inc. (a)	256,357	1,309,984
Global Blood Therapeutics, Inc. (a)	482,517	26,441,932
Gritstone Oncology, Inc.	584,066	6,132,693
Heron Therapeutics, Inc. (a)	581,482	10,141,046
Iovance Biotherapeutics, Inc. (a)(b)	578,994	14,237,462
Kezar Life Sciences, Inc. (a)	272,493	1,534,136
Kura Oncology, Inc. (a)	458,631	8,769,025
Mirati Therapeutics, Inc. (a)(b)	164,709	17,426,212
Morphosys AG (a)	111,972	13,548,063
Neurocrine Biosciences, Inc. (a)	181,540	17,498,641
Sarepta Therapeutics, Inc. (a)	217,059	32,309,232
Savara, Inc. (a)	313,917	797,349
The Medicines Company (a)(b)	328,298	11,766,200
TransMedics Group, Inc. (b)	759,957	18,033,780
		408,743,896
Health Care Equipment & Supplies - 8.2%
Axonics Modulation Technologies, Inc. (a)(b)	551,419	20,237,077
Cerus Corp. (a)	547,265	3,201,500
CONMED Corp.	245,679	21,460,061
Haemonetics Corp. (a)	198,506	24,233,612
Hill-Rom Holdings, Inc.	311,470	33,215,161
Insulet Corp. (a)	581,516	71,491,577
Integer Holdings Corp. (a)	707,715	61,946,294
Integra LifeSciences Holdings Corp. (a)	222,419	14,099,140
Masimo Corp. (a)	307,996	48,617,169
Novocure Ltd. (a)	323,591	26,929,243
Quanterix Corp. (a)	379,439	11,755,020
Vapotherm, Inc.	55,901	899,447
		338,085,301
Health Care Providers & Services - 3.0%
Chemed Corp.	77,000	31,215,030
G1 Therapeutics, Inc. (a)	511,362	12,686,891
LHC Group, Inc. (a)	270,135	34,193,688
Molina Healthcare, Inc. (a)	334,506	44,415,707
		122,511,316
Health Care Technology - 1.5%
Health Catalyst, Inc.	58,051	2,568,757
HMS Holdings Corp. (a)	908,962	31,722,774
Inovalon Holdings, Inc. Class A (a)	1,837,690	27,565,350
		61,856,881
Life Sciences Tools & Services - 1.4%
Bruker Corp.	341,500	16,340,775
ICON PLC (a)	260,684	40,711,020
		57,051,795
Pharmaceuticals - 1.5%
GW Pharmaceuticals PLC ADR (a)	40	6,492
Horizon Pharma PLC (a)	937,554	23,335,719
Morphic Holding, Inc. (b)	319,353	7,210,991
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	7,685
Theravance Biopharma, Inc. (a)	393,893	8,212,669
Turning Point Therapeutics, Inc.	130,052	5,181,272
Xeris Pharmaceuticals, Inc. (a)	382,146	4,471,108
Zogenix, Inc. (a)	255,092	12,287,782
		60,713,718

TOTAL HEALTH CARE		1,048,962,907

INDUSTRIALS - 14.8%
Aerospace & Defense - 2.1%
HEICO Corp. Class A	304,920	32,135,519
Moog, Inc. Class A	339,555	27,660,150
Teledyne Technologies, Inc. (a)	89,245	25,995,284
		85,790,953
Airlines - 0.6%
SkyWest, Inc.	436,712	26,512,786
Building Products - 0.6%
Armstrong World Industries, Inc.	270,663	26,446,482
Commercial Services & Supplies - 0.4%
Copart, Inc. (a)	211,773	16,418,761
Construction & Engineering - 2.5%
Argan, Inc.	298,915	12,300,352
Dycom Industries, Inc. (a)	529,577	29,211,467
Jacobs Engineering Group, Inc.	245,217	20,232,855
MasTec, Inc. (a)	772,378	39,638,439
		101,383,113
Electrical Equipment - 1.3%
Generac Holdings, Inc. (a)	764,518	55,274,651
Industrial Conglomerates - 0.8%
ITT, Inc.	500,657	31,251,010
Machinery - 3.1%
AGCO Corp.	298,944	23,018,688
Allison Transmission Holdings, Inc.	577,058	26,515,815
Luxfer Holdings PLC sponsored	781,839	15,496,049
Toro Co.	216,013	15,730,067
Woodward, Inc.	426,650	47,801,866
		128,562,485
Marine - 0.3%
SITC International Holdings Co. Ltd.	10,567,000	11,647,388
Professional Services - 2.5%
Asgn, Inc. (a)	236,033	14,881,881
Exponent, Inc.	486,541	33,474,021
FTI Consulting, Inc. (a)	397,270	41,494,852
Insperity, Inc.	139,736	14,860,924
		104,711,678
Road & Rail - 0.6%
Genesee & Wyoming, Inc. Class A (a)	209,332	22,986,747

TOTAL INDUSTRIALS		610,986,054

INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 0.3%
ViaSat, Inc. (a)	151,400	12,352,726
Electronic Equipment & Components - 1.3%
Fabrinet (a)	389,493	20,907,984
SYNNEX Corp.	143,439	14,134,479
Zebra Technologies Corp. Class A (a)	95,651	20,171,839
		55,214,302
IT Services - 7.0%
Booz Allen Hamilton Holding Corp. Class A	399,308	27,452,425
Elastic NV	292,813	28,938,709
EPAM Systems, Inc. (a)	104,909	20,330,315
Euronet Worldwide, Inc. (a)	146,384	22,822,729
Interxion Holding N.V. (a)	191,398	14,412,269
KBR, Inc.	515,578	13,600,948
MongoDB, Inc. Class A (a)	210,521	30,150,818
Okta, Inc. (a)	216,665	28,346,282
Verra Mobility Corp. (a)(b)	6,155,993	85,260,497
WEX, Inc. (a)	77,591	16,920,269
		288,235,261
Semiconductors & Semiconductor Equipment - 1.5%
Advanced Energy Industries, Inc. (a)	616,278	35,990,635
Entegris, Inc.	547,589	23,825,597
		59,816,232
Software - 9.1%
2U, Inc. (a)(b)	1,212,566	15,520,845
Alteryx, Inc. Class A (a)	255,992	30,089,300
Black Knight, Inc. (a)	419,384	26,555,395
Cardlytics, Inc. (a)(b)(c)	1,783,370	50,647,708
DocuSign, Inc. (a)	288,182	14,904,773
Everbridge, Inc. (a)	263,597	26,965,973
Five9, Inc. (a)	291,643	14,398,415
HubSpot, Inc. (a)	218,261	39,007,606
Lightspeed POS, Inc. (a)	683,700	20,534,830
LivePerson, Inc. (a)	329,791	10,945,763
Medallia, Inc.	6,300	251,055
Nuance Communications, Inc. (a)	645,399	10,739,439
Pluralsight, Inc. (a)	929,878	28,537,956
PROS Holdings, Inc. (a)	399,808	28,930,107
RingCentral, Inc. (a)	175,918	24,976,838
ShotSpotter, Inc. (a)(b)	168,539	6,335,381
SurveyMonkey	661,840	11,231,425
Workiva, Inc. (a)	265,074	15,239,104
		375,811,913

TOTAL INFORMATION TECHNOLOGY		791,430,434

MATERIALS - 1.7%
Chemicals - 1.0%
Olin Corp.	1,116,413	22,406,409
Orion Engineered Carbons SA	1,070,789	20,858,970
		43,265,379
Containers & Packaging - 0.7%
Aptargroup, Inc.	144,409	17,476,377
Avery Dennison Corp.	88,567	10,173,691
		27,650,068
Paper & Forest Products - 0.0%
Quintis Ltd. (a)(b)(d)	10,830,535	74

TOTAL MATERIALS		70,915,521

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Americold Realty Trust	945,824	31,713,479
Essential Properties Realty Trust, Inc.	834,000	17,614,080
Store Capital Corp.	565,796	19,355,881
Terreno Realty Corp.	503,092	24,581,075
		93,264,515
TOTAL COMMON STOCKS
(Cost $3,158,724,985)		3,970,374,442

Convertible Preferred Stocks - 1.4%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
REVOLUTION Medicines, Inc. Series C (d)(e)	1,919,534	3,954,240
INFORMATION TECHNOLOGY - 1.3%
Software - 1.3%
Compass, Inc. Series E (a)(d)(e)	353,803	55,905,792
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $27,828,230)		59,860,032

Money Market Funds - 6.2%
Fidelity Cash Central Fund 2.43% (f)	110,622,493	110,644,618
Fidelity Securities Lending Cash Central Fund 2.43% (f)(g)	144,657,409	144,671,875
TOTAL MONEY MARKET FUNDS
(Cost $255,316,493)		255,316,493
TOTAL INVESTMENT IN SECURITIES - 104.0%
(Cost $3,441,869,708)		4,285,550,967
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(166,616,258)
NET ASSETS - 100%		$4,118,934,709

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $59,860,032 or 1.5% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$23,873,990
REVOLUTION Medicines, Inc. Series C	6/3/19	$3,954,240

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,171,789
Fidelity Securities Lending Cash Central Fund	1,464,661
Total	$2,636,450

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Cardlytics, Inc.	$31,989,182	$7,269,971	$7,758,098	$--	$2,562,044	$16,584,609	$50,647,708
Total	$31,989,182	$7,269,971	$7,758,098	$--	$2,562,044	$16,584,609	$50,647,708

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$221,328,829	$221,328,829	$--	$--
Consumer Discretionary	600,123,454	600,123,454	--	--
Consumer Staples	186,291,074	186,291,074	--	--
Energy	22,454,052	22,454,052	--	--
Financials	324,617,602	324,617,602	--	--
Health Care	1,052,917,147	1,048,955,222	7,685	3,954,240
Industrials	610,986,054	599,338,666	11,647,388	--
Information Technology	847,336,226	791,430,434	--	55,905,792
Materials	70,915,521	70,915,447	--	74
Real Estate	93,264,515	93,264,515	--	--
Money Market Funds	255,316,493	255,316,493	--	--
Total Investments in Securities:	$4,285,550,967	$4,214,035,788	$11,655,073	$59,860,106

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$23,873,990
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	32,031,802
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$55,905,792
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$32,031,802
Equities - Other Investments in Securities
Beginning Balance	$1,361,915
Net Realized Gain (Loss) on Investment Securities	336,700
Net Unrealized Gain (Loss) on Investment Securities	(176,938)
Cost of Purchases	3,954,240
Proceeds of Sales	(1,521,603)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$3,954,314
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$302,366

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through affiliated in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.2%
Bermuda	2.2%
Netherlands	1.8%
Ireland	1.6%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $128,777,644) — See accompanying schedule: Unaffiliated issuers (cost $3,159,728,581)	$3,979,586,766
Fidelity Central Funds (cost $255,316,493)	255,316,493
Other affiliated issuers (cost $26,824,634)	50,647,708
Total Investment in Securities (cost $3,441,869,708)		$4,285,550,967
Cash		190,908
Receivable for investments sold		27,683,555
Receivable for fund shares sold		2,561,225
Dividends receivable		235,852
Distributions receivable from Fidelity Central Funds		204,612
Prepaid expenses		9,891
Other receivables		37,867
Total assets		4,316,474,877
Liabilities
Payable for investments purchased	$45,538,543
Payable for fund shares redeemed	3,484,183
Accrued management fee	2,963,247
Distribution and service plan fees payable	172,840
Other affiliated payables	658,163
Other payables and accrued expenses	61,160
Collateral on securities loaned	144,662,032
Total liabilities		197,540,168
Net Assets		$4,118,934,709
Net Assets consist of:
Paid in capital		$3,121,153,773
Total distributable earnings (loss)		997,780,936
Net Assets		$4,118,934,709
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($285,554,015 ÷ 10,972,122 shares)(a)		$26.03
Maximum offering price per share (100/94.25 of $26.03)		$27.62
Class M:
Net Asset Value and redemption price per share ($75,030,097 ÷ 2,990,955 shares)(a)		$25.09
Maximum offering price per share (100/96.50 of $25.09)		$26.00
Class C:
Net Asset Value and offering price per share ($96,448,855 ÷ 4,213,068 shares)(a)		$22.89
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($2,888,038,292 ÷ 105,910,312 shares)		$27.27
Class I:
Net Asset Value, offering price and redemption price per share ($590,311,118 ÷ 21,586,348 shares)		$27.35
Class Z:
Net Asset Value, offering price and redemption price per share ($183,552,332 ÷ 6,696,201 shares)		$27.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$16,936,543
Income from Fidelity Central Funds (including $1,464,661 from security lending)		2,636,450
Total income		19,572,993
Expenses
Management fee
Basic fee	$28,334,108
Performance adjustment	6,454,127
Transfer agent fees	7,093,164
Distribution and service plan fees	2,232,971
Accounting and security lending fees	1,070,646
Custodian fees and expenses	54,631
Independent trustees' fees and expenses	23,180
Registration fees	154,977
Audit	79,407
Legal	12,468
Interest	10,317
Miscellaneous	28,887
Total expenses before reductions	45,548,883
Expense reductions	(252,136)
Total expenses after reductions		45,296,747
Net investment income (loss)		(25,723,754)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	315,880,554
Fidelity Central Funds	7,235
Other affiliated issuers	2,562,044
Foreign currency transactions	17,486
Total net realized gain (loss)		318,467,319
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(100,720,572)
Affiliated issuers	16,584,609
Assets and liabilities in foreign currencies	(36)
Total change in net unrealized appreciation (depreciation)		(84,135,999)
Net gain (loss)		234,331,320
Net increase (decrease) in net assets resulting from operations		$208,607,566

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(25,723,754)	$(20,419,513)
Net realized gain (loss)	318,467,319	566,206,488
Change in net unrealized appreciation (depreciation)	(84,135,999)	432,963,295
Net increase (decrease) in net assets resulting from operations	208,607,566	978,750,270
Distributions to shareholders	(497,059,513)	–
Distributions to shareholders from net realized gain	–	(236,662,615)
Total distributions	(497,059,513)	(236,662,615)
Share transactions - net increase (decrease)	(211,501,516)	745,727,718
Redemption fees	–	224,642
Total increase (decrease) in net assets	(499,953,463)	1,488,040,015
Net Assets
Beginning of period	4,618,888,172	3,130,848,157
End of period	$4,118,934,709	$4,618,888,172
Other Information
Accumulated net investment loss end of period		$(3,938,472)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.45	$22.99	$19.17	$20.55	$17.99
Income from Investment Operations
Net investment income (loss)A	(.21)	(.18)	(.14)	(.10)	(.13)
Net realized and unrealized gain (loss)	1.79	6.32	4.12	(.51)	4.23
Total from investment operations	1.58	6.14	3.98	(.61)	4.10
Distributions from net realized gain	(3.00)	(1.68)	(.16)	(.78)	(1.54)
Total distributions	(3.00)	(1.68)	(.16)	(.78)	(1.54)
Redemption fees added to paid in capital	–	–A,B	–A,B	.01A	–A,B
Net asset value, end of period	$26.03	$27.45	$22.99	$19.17	$20.55
Total ReturnC,D	5.88%	28.47%	20.90%	(2.85)%	24.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.33%	1.31%	1.35%	1.37%	1.21%
Expenses net of fee waivers, if any	1.33%	1.31%	1.35%	1.37%	1.21%
Expenses net of all reductions	1.32%	1.30%	1.34%	1.36%	1.20%
Net investment income (loss)	(.85)%	(.74)%	(.66)%	(.58)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$285,554	$315,894	$218,905	$176,988	$123,370
Portfolio turnover rateG	91%H	106%H	140%H	143%	156%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.59	$22.35	$18.69	$20.08	$17.66
Income from Investment Operations
Net investment income (loss)A	(.26)	(.24)	(.19)	(.15)	(.17)
Net realized and unrealized gain (loss)	1.72	6.13	4.01	(.50)	4.13
Total from investment operations	1.46	5.89	3.82	(.65)	3.96
Distributions from net realized gain	(2.96)	(1.65)	(.16)	(.75)	(1.54)
Total distributions	(2.96)	(1.65)	(.16)	(.75)	(1.54)
Redemption fees added to paid in capital	–	–A,B	–A,B	.01A	–A,B
Net asset value, end of period	$25.09	$26.59	$22.35	$18.69	$20.08
Total ReturnC,D	5.60%	28.15%	20.57%	(3.14)%	24.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.60%	1.58%	1.62%	1.66%	1.49%
Expenses net of fee waivers, if any	1.60%	1.58%	1.62%	1.66%	1.48%
Expenses net of all reductions	1.59%	1.57%	1.61%	1.64%	1.47%
Net investment income (loss)	(1.12)%	(1.01)%	(.94)%	(.87)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$75,030	$82,567	$64,034	$53,447	$52,667
Portfolio turnover rateG	91%H	106%H	140%H	143%	156%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$24.56	$20.83	$17.52	$18.90	$16.78
Income from Investment Operations
Net investment income (loss)A	(.35)	(.34)	(.27)	(.22)	(.25)
Net realized and unrealized gain (loss)	1.58	5.69	3.74	(.48)	3.91
Total from investment operations	1.23	5.35	3.47	(.70)	3.66
Distributions from net realized gain	(2.90)	(1.62)	(.16)	(.69)	(1.54)
Total distributions	(2.90)	(1.62)	(.16)	(.69)	(1.54)
Redemption fees added to paid in capital	–	–A,B	–A,B	.01A	–A,B
Net asset value, end of period	$22.89	$24.56	$20.83	$17.52	$18.90
Total ReturnC,D	5.06%	27.51%	19.95%	(3.64)%	23.53%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.09%	2.07%	2.11%	2.16%	2.00%
Expenses net of fee waivers, if any	2.09%	2.07%	2.11%	2.16%	2.00%
Expenses net of all reductions	2.08%	2.06%	2.10%	2.14%	1.99%
Net investment income (loss)	(1.61)%	(1.50)%	(1.43)%	(1.37)%	(1.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$96,449	$139,375	$102,669	$73,731	$55,671
Portfolio turnover rateG	91%H	106%H	140%H	143%	156%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.59	$23.84	$19.82	$21.20	$18.45
Income from Investment Operations
Net investment income (loss)A	(.15)	(.12)	(.09)	(.06)	(.07)
Net realized and unrealized gain (loss)	1.87	6.57	4.27	(.52)	4.36
Total from investment operations	1.72	6.45	4.18	(.58)	4.29
Distributions from net realized gain	(3.04)	(1.70)	(.16)	(.81)	(1.54)
Total distributions	(3.04)	(1.70)	(.16)	(.81)	(1.54)
Redemption fees added to paid in capital	–	–A,B	–A,B	.01A	–A,B
Net asset value, end of period	$27.27	$28.59	$23.84	$19.82	$21.20
Total ReturnC	6.17%	28.81%	21.22%	(2.63)%	24.91%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.02%	1.08%	1.12%	.91%
Expenses net of fee waivers, if any	1.05%	1.02%	1.08%	1.12%	.91%
Expenses net of all reductions	1.04%	1.01%	1.07%	1.11%	.90%
Net investment income (loss)	(.57)%	(.45)%	(.40)%	(.33)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,888,038	$3,269,548	$2,336,762	$1,580,264	$1,345,684
Portfolio turnover rateF	91%G	106%G	140%G	143%	156%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.66	$23.90	$19.86	$21.24	$18.49
Income from Investment Operations
Net investment income (loss)A	(.15)	(.12)	(.08)	(.05)	(.07)
Net realized and unrealized gain (loss)	1.88	6.58	4.28	(.53)	4.36
Total from investment operations	1.73	6.46	4.20	(.58)	4.29
Distributions from net realized gain	(3.04)	(1.70)	(.16)	(.81)	(1.54)
Total distributions	(3.04)	(1.70)	(.16)	(.81)	(1.54)
Redemption fees added to paid in capital	–	–A,B	–A,B	.01A	–A,B
Net asset value, end of period	$27.35	$28.66	$23.90	$19.86	$21.24
Total ReturnC	6.18%	28.78%	21.28%	(2.62)%	24.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.06%	1.03%	1.06%	1.09%	.93%
Expenses net of fee waivers, if any	1.06%	1.03%	1.06%	1.09%	.93%
Expenses net of all reductions	1.06%	1.02%	1.05%	1.07%	.91%
Net investment income (loss)	(.58)%	(.46)%	(.38)%	(.30)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$590,311	$678,576	$390,032	$163,696	$97,897
Portfolio turnover rateF	91%G	106%G	140%G	143%	156%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class Z

Years ended July 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$28.71	$23.91	$21.39
Income from Investment Operations
Net investment income (loss)B	(.11)	(.09)	(.05)
Net realized and unrealized gain (loss)	1.87	6.61	2.57
Total from investment operations	1.76	6.52	2.52
Distributions from net realized gain	(3.06)	(1.72)	–
Total distributions	(3.06)	(1.72)	–
Redemption fees added to paid in capital	–	–B,C	–B,C
Net asset value, end of period	$27.41	$28.71	$23.91
Total ReturnD,E	6.29%	29.02%	11.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.89%	.90%H
Expenses net of fee waivers, if any	.92%	.89%	.90%H
Expenses net of all reductions	.92%	.88%	.89%H
Net investment income (loss)	(.44)%	(.32)%	(.44)%H
Supplemental Data
Net assets, end of period (000 omitted)	$183,552	$132,928	$18,447
Portfolio turnover rateI	91%J	106%J	140%J

 A For the period February 1, 2017 (commencement of sale of shares) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective the close of business on February 2, 2018, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$59,860,106	Market comparable	Transaction price	$2.06	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$154.27	Increase
			Conversion ratio	1.0	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$994,776,638
Gross unrealized depreciation	(158,094,346)
Net unrealized appreciation (depreciation)	$836,682,292
Tax Cost	$3,448,868,675

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$178,062,762
Net unrealized appreciation (depreciation) on securities and other investments	$836,682,158

The Fund intends to elect to defer to its next fiscal year $16,963,983 of ordinary losses recognized during the period January 1, 2019 to July 31, 2019.

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$178,839,342	$ 18,559,818
Long-term Capital Gains	318,220,171	218,102,797
Total	$497,059,513	$ 236,662,615

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,741,786,627 and $4,262,118,484, respectively.

Unaffiliated Redemptions In-Kind. During the period, 7,436,140 shares of the Fund were redeemed in-kind for investments and cash with a value of $206,237,608. The net realized gain of $60,346,637 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 3,806,167 shares of the Fund were redeemed in-kind for investments and cash with a value of $99,242,171. The Fund had a net realized gain of $30,767,545 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$718,227	$15,491
Class M	.25%	.25%	375,316	1,666
Class C	.75%	.25%	1,139,428	81,181
			$2,232,971	$98,338

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,581
Class M	5,270
Class C(a)	6,026
$29,877

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$578,695.20
Class M	164,861.22
Class C	238,763.21
Small Cap Growth	4,920,020.17
Class I	1,122,443.19
Class Z	68,382.05
	$7,093,164

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $184,599 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$22,528,286	2.36%	$10,317

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,116 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $8,438,031. Total fees paid by the Fund to NFS, as lending agent, amounted to $14,531. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $153,701 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $219,787 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,401. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Small Cap Growth	$45

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28,903.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Class A	$34,685,218	$–
Class M	9,164,126	–
Class C	16,135,660	–
Small Cap Growth	350,367,749	–
Class I	71,811,488	–
Class Z	14,895,272	–
Total	$497,059,513	$–
From net realized gain
Class A	$–	$16,634,776
Class M	–	4,795,381
Class C	–	8,085,052
Small Cap Growth	–	173,515,943
Class I	–	31,458,120
Class Z	–	2,173,343
Total	$–	$236,662,615

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2019	Year ended July 31, 2018
Class A
Shares sold	2,133,430	3,599,713	$51,723,419	$88,330,995
Reinvestment of distributions	1,321,086	737,094	34,480,523	16,518,361
Shares redeemed	(3,991,085)	(2,350,141)	(95,100,431)	(58,390,054)
Net increase (decrease)	(536,569)	1,986,666	$(8,896,489)	$46,459,302
Class M
Shares sold	317,719	577,387	$7,433,229	$13,785,910
Reinvestment of distributions	361,926	219,933	9,120,199	4,778,389
Shares redeemed	(794,185)	(556,511)	(18,054,920)	(13,344,376)
Net increase (decrease)	(114,540)	240,809	$(1,501,492)	$5,219,923
Class C
Shares sold	309,686	1,485,229	$6,516,456	$32,475,020
Reinvestment of distributions	689,073	394,045	15,944,303	7,927,935
Shares redeemed	(2,460,326)	(1,132,670)	(52,214,985)	(25,169,389)
Net increase (decrease)	(1,461,567)	746,604	$(29,754,226)	$15,233,566
Small Cap Growth
Shares sold	17,891,444	40,826,489	$464,089,780	$1,050,416,894
Reinvestment of distributions	12,256,590	7,124,344	334,955,420	166,042,374
Shares redeemed	(38,604,543)(a)	(31,622,132)(b)	(977,681,337)(a)	(815,066,882)(b)
Net increase (decrease)	(8,456,509)	16,328,701	$(178,636,137)	$401,392,386
Class I
Shares sold	4,729,284	14,717,864	$123,093,185	$373,830,212
Reinvestment of distributions	2,543,850	1,279,506	69,666,847	29,928,913
Shares redeemed	(9,361,050)	(8,645,418)	(237,801,656)	(225,106,522)
Net increase (decrease)	(2,087,916)	7,351,952	$(45,041,624)	$178,652,603
Class Z
Shares sold	3,951,932	4,877,377	$99,696,861	$125,972,662
Reinvestment of distributions	395,743	72,161	10,820,866	1,697,869
Shares redeemed	(2,281,679)	(1,090,733)	(58,189,275)	(28,900,593)
Net increase (decrease)	2,065,996	3,858,805	$52,328,452	$98,769,938

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)(PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board [Include if document contains trusts for which the individual serves as Advisory Board Member and trusts for which he/she does not serve as Advisory Board Member:of Name(s) of Trust(s)]

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Class A	1.34%
Actual		$1,000.00	$1,143.70	$7.12
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class M	1.60%
Actual		$1,000.00	$1,142.00	$8.50
Hypothetical-C		$1,000.00	$1,016.86	$8.00
Class C	2.10%
Actual		$1,000.00	$1,138.80	$11.14
Hypothetical-C		$1,000.00	$1,014.38	$10.49
Small Cap Growth	1.06%
Actual		$1,000.00	$1,144.80	$5.64
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class I	1.07%
Actual		$1,000.00	$1,144.80	$5.69
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class Z	.93%
Actual		$1,000.00	$1,145.40	$4.95
Hypothetical-C		$1,000.00	$1,020.18	$4.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Small Cap Growth Fund
Class A	09/16/19	09/13/19	$1.191
Class M	09/16/19	09/13/19	$1.191
Class C	09/16/19	09/13/19	$1.191
Small Cap Growth	09/16/19	09/13/19	$1.191
Class I	09/16/19	09/13/19	$1.191
Class Z	09/16/19	09/13/19	$1.191

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $258,971,710, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 4%; Class M designates 4%; Class C designates 4%; Small Cap Growth designates 4%; Class I designates 4%; and Class Z designates 4%; of the dividends distributed in September during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 5%; Class M designates 6%; Class C designates 6%; Small Cap Growth designates 5%; Class I designates 5%; and Class Z designates 5%; of the dividends distributed in September during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SCP-ANN-0919
1.803695.114

Fidelity® Small Cap Growth K6 Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Life of fundA
Fidelity® Small Cap Growth K6 Fund	6.14%	17.56%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$14,237	Fidelity® Small Cap Growth K6 Fund
$12,572	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year, the fund returned 6.14%, notably outpacing the -1.22% result of the Russell 2000® Growth Index. Security selection overwhelmingly drove the fund’s outperformance of the benchmark the past 12 months, with sector positioning also contributing, but to a much lesser degree. Investment choices within the health care sector helped by far the most. Leading the way in terms of individual contributors was the fund’s out-of-benchmark stake in Masimo (+59%), a manufacturer of non-invasive patient-monitoring technologies. Shares of the company outperformed amid accelerating revenue growth, in part due to a recent partnership with Philips, a former competitor. Insulet (+48%), a non-index maker of wearable insulin infusion pumps for diabetics, as well as Array Biopharma (+219%), a cancer drug developer (no longer held at period end) also were major relative contributors stemming from the health care sector. Conversely, the portfolio’s out-of-index position in longtime fund holding 2U (-83%) was the biggest relative detractor this period. The firm offers cloud-based online campuses and learning platforms for nonprofit colleges and universities. Despite strong quarterly financial results and efforts to step up its multiyear program launch targets, the stock fell along with other software companies in December, while two of their more mature programs saw enrollment decline a bit. Lastly, an overweighting in weight-loss management company Weight Watchers, which we parted ways with prior to July 31, also weighed on the fund’s relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a three-month leave of absence, Pat Venanzi returned to Fidelity on August 30, 2018, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Jennifer Fo Cardillo and Slava Kruzement-Prykhodko served as interim managers of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Verra Mobility Corp.	2.2
CarGurus, Inc. Class A	1.7
Insulet Corp.	1.7
Grand Canyon Education, Inc.	1.6
Integer Holdings Corp.	1.5
Generac Holdings, Inc.	1.4
Churchill Downs, Inc.	1.3
Cardlytics, Inc.	1.2
First Cash Financial Services, Inc.	1.2
Masimo Corp.	1.2
15.0

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Health Care	25.7
Information Technology	20.4
Industrials	15.1
Consumer Discretionary	14.7
Financials	8.1

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	97.6%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 10.9%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
COMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 0.6%
Bandwidth, Inc. (a)	16,261	$1,211,445
Iridium Communications, Inc. (a)	139,869	3,558,267
		4,769,712
Entertainment - 1.0%
Gaia, Inc. Class A (a)(b)	229,731	1,327,845
World Wrestling Entertainment, Inc. Class A	94,215	6,856,968
		8,184,813
Interactive Media & Services - 1.9%
CarGurus, Inc. Class A (a)	376,057	14,015,644
Eventbrite, Inc.	83,786	1,482,174
		15,497,818
Media - 1.6%
Gray Television, Inc. (a)	240,158	4,262,805
Nexstar Broadcasting Group, Inc. Class A	49,169	5,003,929
Tegna, Inc.	145,952	2,217,011
The New York Times Co. Class A	65,577	2,339,787
		13,823,532
Wireless Telecommunication Services - 0.3%
Boingo Wireless, Inc. (a)	183,266	2,752,655

TOTAL COMMUNICATION SERVICES		45,028,530

CONSUMER DISCRETIONARY - 14.7%
Diversified Consumer Services - 5.5%
Afya Ltd.	82,723	2,392,349
Arco Platform Ltd. Class A	170,384	7,520,750
Bright Horizons Family Solutions, Inc. (a)	34,385	5,228,927
Grand Canyon Education, Inc. (a)	124,748	13,568,840
Laureate Education, Inc. Class A (a)	378,659	6,206,221
ServiceMaster Global Holdings, Inc. (a)	132,331	7,043,979
Strategic Education, Inc.	22,617	4,025,600
		45,986,666
Hotels, Restaurants & Leisure - 2.7%
Churchill Downs, Inc.	90,957	10,883,005
Eldorado Resorts, Inc. (a)	61,668	2,782,460
Planet Fitness, Inc. (a)	86,244	6,783,953
SeaWorld Entertainment, Inc. (a)	77,058	2,355,663
		22,805,081
Household Durables - 2.0%
Helen of Troy Ltd. (a)	65,727	9,746,000
Skyline Champion Corp. (a)	232,633	6,630,041
		16,376,041
Internet & Direct Marketing Retail - 1.0%
Etsy, Inc. (a)	123,198	8,256,730
The RealReal, Inc.	1,717	42,152
		8,298,882
Leisure Products - 0.4%
OneSpaWorld Holdings Ltd. (a)(b)	189,873	2,973,411
Multiline Retail - 0.3%
Ollie's Bargain Outlet Holdings, Inc. (a)	34,391	2,912,574
Specialty Retail - 1.9%
Aaron's, Inc. Class A	52,500	3,310,125
Five Below, Inc. (a)	54,069	6,350,945
The Children's Place Retail Stores, Inc. (b)	64,714	6,320,616
		15,981,686
Textiles, Apparel & Luxury Goods - 0.9%
Deckers Outdoor Corp. (a)	33,049	5,164,898
Revolve Group, Inc. (b)	66,743	2,300,631
		7,465,529

TOTAL CONSUMER DISCRETIONARY		122,799,870

CONSUMER STAPLES - 4.5%
Beverages - 0.1%
Luckin Coffee, Inc. ADR (b)	41,913	1,018,067
Food & Staples Retailing - 2.3%
BJ's Wholesale Club Holdings, Inc. (a)	276,202	6,507,319
Grocery Outlet Holding Corp.	124,098	4,832,376
Performance Food Group Co. (a)	183,653	8,053,184
		19,392,879
Food Products - 1.6%
Darling International, Inc. (a)	109,957	2,235,426
Freshpet, Inc. (a)	50,200	2,266,530
Nomad Foods Ltd. (a)	200,677	4,469,077
Post Holdings, Inc. (a)	41,666	4,467,429
		13,438,462
Household Products - 0.5%
Central Garden & Pet Co. (a)	57,097	1,734,607
Central Garden & Pet Co. Class A (non-vtg.) (a)	69,101	1,903,733
		3,638,340

TOTAL CONSUMER STAPLES		37,487,748

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Kosmos Energy Ltd.	299,660	1,800,957
PDC Energy, Inc. (a)	57,593	1,654,647
Renewable Energy Group, Inc. (a)	67,372	915,585
		4,371,189
FINANCIALS - 8.1%
Banks - 1.2%
First Citizens Bancshares, Inc.	15,100	7,052,002
Popular, Inc.	54,177	3,118,428
		10,170,430
Capital Markets - 2.7%
Apollo Global Management LLC Class A	93,658	3,090,714
Hamilton Lane, Inc. Class A	49,163	2,885,868
LPL Financial	89,462	7,503,178
Morningstar, Inc.	55,658	8,458,903
		21,938,663
Consumer Finance - 1.2%
First Cash Financial Services, Inc.	101,675	10,232,572
Diversified Financial Services - 0.3%
Cannae Holdings, Inc. (a)	90,979	2,633,842
Insurance - 1.7%
eHealth, Inc. (a)	33,242	3,448,858
Enstar Group Ltd. (a)	15,817	2,801,982
Primerica, Inc.	59,737	7,329,133
		13,579,973
Thrifts & Mortgage Finance - 1.0%
Essent Group Ltd.	122,834	5,670,017
LendingTree, Inc. (a)	8,469	2,731,591
		8,401,608

TOTAL FINANCIALS		66,957,088

HEALTH CARE - 25.6%
Biotechnology - 9.9%
Abeona Therapeutics, Inc. (a)	141,309	365,990
Acceleron Pharma, Inc. (a)	95,317	4,161,540
Acorda Therapeutics, Inc. (a)	57,759	400,270
Alder Biopharmaceuticals, Inc. (a)(b)	211,350	2,138,862
Allakos, Inc. (a)	67,304	2,340,160
AnaptysBio, Inc. (a)	35,705	1,917,716
Arena Pharmaceuticals, Inc. (a)	55,867	3,501,744
Argenx SE ADR (a)	41,692	5,856,058
Ascendis Pharma A/S sponsored ADR (a)	66,580	7,707,301
Atara Biotherapeutics, Inc. (a)	3,533	50,416
Audentes Therapeutics, Inc. (a)	68,136	2,651,853
Blueprint Medicines Corp. (a)	79,782	7,990,167
Crinetics Pharmaceuticals, Inc. (a)(b)	41,569	843,019
FibroGen, Inc. (a)	119,303	5,638,260
Five Prime Therapeutics, Inc. (a)	41,743	213,307
Global Blood Therapeutics, Inc. (a)	99,609	5,458,573
Gritstone Oncology, Inc. (b)	111,930	1,175,265
Heron Therapeutics, Inc. (a)	115,855	2,020,511
Iovance Biotherapeutics, Inc. (a)	117,006	2,877,178
Kezar Life Sciences, Inc. (a)	47,349	266,575
Kura Oncology, Inc. (a)	92,701	1,772,443
Mirati Therapeutics, Inc. (a)	34,691	3,670,308
Morphosys AG (a)	23,585	2,853,669
Neurocrine Biosciences, Inc. (a)	36,360	3,504,740
Sarepta Therapeutics, Inc. (a)	44,841	6,674,583
Savara, Inc. (a)	59,402	150,881
The Medicines Company (a)	69,155	2,478,515
TransMedics Group, Inc. (b)	153,409	3,640,396
		82,320,300
Health Care Equipment & Supplies - 8.2%
Axonics Modulation Technologies, Inc. (a)(b)	113,891	4,179,800
Cerus Corp. (a)	98,747	577,670
CONMED Corp.	50,721	4,430,479
Haemonetics Corp. (a)	41,794	5,102,212
Hill-Rom Holdings, Inc.	64,330	6,860,151
Insulet Corp. (a)	112,554	13,837,389
Integer Holdings Corp. (a)	146,185	12,795,573
Integra LifeSciences Holdings Corp. (a)	44,307	2,808,621
Masimo Corp. (a)	63,704	10,055,676
Novocure Ltd. (a)	66,847	5,563,007
Quanterix Corp. (a)	78,502	2,431,992
Vapotherm, Inc.	11,590	186,483
		68,829,053
Health Care Providers & Services - 3.0%
Chemed Corp.	15,900	6,445,701
G1 Therapeutics, Inc. (a)	93,789	2,326,905
LHC Group, Inc. (a)	55,765	7,058,734
Molina Healthcare, Inc. (a)	69,094	9,174,301
		25,005,641
Health Care Technology - 1.5%
Health Catalyst, Inc.	11,999	530,956
HMS Holdings Corp. (a)	183,638	6,408,966
Inovalon Holdings, Inc. Class A (a)	379,510	5,692,650
		12,632,572
Life Sciences Tools & Services - 1.4%
Bruker Corp.	69,200	3,311,220
ICON PLC (a)	53,850	8,409,755
		11,720,975
Pharmaceuticals - 1.6%
GW Pharmaceuticals PLC ADR (a)(b)	7,360	1,194,528
Horizon Pharma PLC (a)	197,397	4,913,211
Morphic Holding, Inc. (b)	68,013	1,535,734
Theravance Biopharma, Inc. (a)	43,409	905,078
Turning Point Therapeutics, Inc.	26,258	1,046,119
Xeris Pharmaceuticals, Inc. (a)	69,126	808,774
Zogenix, Inc. (a)	53,708	2,587,114
		12,990,558

TOTAL HEALTH CARE		213,499,099

INDUSTRIALS - 15.1%
Aerospace & Defense - 2.1%
HEICO Corp. Class A	62,993	6,638,832
Moog, Inc. Class A	71,445	5,819,910
Teledyne Technologies, Inc. (a)	18,094	5,270,420
		17,729,162
Airlines - 0.6%
SkyWest, Inc.	90,220	5,477,256
Building Products - 0.6%
Armstrong World Industries, Inc.	55,937	5,465,604
Commercial Services & Supplies - 0.4%
Copart, Inc. (a)	42,790	3,317,509
Construction & Engineering - 2.5%
Argan, Inc.	61,683	2,538,255
Dycom Industries, Inc. (a)	106,863	5,894,563
Jacobs Engineering Group, Inc.	49,583	4,091,093
MasTec, Inc. (a)	158,652	8,142,021
		20,665,932
Electrical Equipment - 1.4%
Generac Holdings, Inc. (a)	160,927	11,635,022
Industrial Conglomerates - 0.8%
ITT, Inc.	103,350	6,451,107
Machinery - 3.2%
AGCO Corp.	62,917	4,844,609
Allison Transmission Holdings, Inc.	119,148	5,474,851
Luxfer Holdings PLC sponsored	161,486	3,200,653
Toro Co.	44,587	3,246,825
Woodward, Inc.	89,550	10,033,182
		26,800,120
Marine - 0.3%
SITC International Holdings Co. Ltd.	2,182,000	2,405,091
Professional Services - 2.6%
Asgn, Inc. (a)	50,218	3,166,245
Exponent, Inc.	100,457	6,911,442
FTI Consulting, Inc. (a)	77,986	8,145,638
Insperity, Inc.	29,364	3,122,861
		21,346,186
Road & Rail - 0.6%
Genesee & Wyoming, Inc. Class A (a)	44,068	4,839,107

TOTAL INDUSTRIALS		126,132,096

INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 0.3%
ViaSat, Inc. (a)	31,300	2,553,767
Electronic Equipment & Components - 1.4%
Fabrinet (a)	82,207	4,412,872
SYNNEX Corp.	28,828	2,840,711
Zebra Technologies Corp. Class A (a)	19,348	4,080,300
		11,333,883
IT Services - 7.1%
Booz Allen Hamilton Holding Corp. Class A	82,492	5,671,325
Elastic NV (b)	60,381	5,967,454
EPAM Systems, Inc. (a)	21,616	4,188,965
Euronet Worldwide, Inc. (a)	29,616	4,617,431
Interxion Holding N.V. (a)	38,102	2,869,081
KBR, Inc.	103,922	2,741,462
MongoDB, Inc. Class A (a)(b)	43,679	6,255,706
Okta, Inc. (a)	44,740	5,853,334
Verra Mobility Corp. (a)(b)	1,295,815	17,947,037
WEX, Inc. (a)	15,994	3,487,812
		59,599,607
Semiconductors & Semiconductor Equipment - 1.5%
Advanced Energy Industries, Inc. (a)	127,322	7,435,605
Entegris, Inc.	113,136	4,922,547
		12,358,152
Software - 9.3%
2U, Inc. (a)(b)	250,068	3,200,870
Alteryx, Inc. Class A (a)	52,808	6,207,052
Black Knight, Inc. (a)	86,616	5,484,525
Cardlytics, Inc. (a)(b)	368,449	10,463,952
DocuSign, Inc. (a)	59,218	3,062,755
Everbridge, Inc. (a)	54,403	5,565,427
Five9, Inc. (a)	60,311	2,977,554
HubSpot, Inc. (a)	44,646	7,979,133
Lightspeed POS, Inc. (a)	138,300	4,153,820
LivePerson, Inc. (a)	76,744	2,547,133
Medallia, Inc.	1,300	51,805
Nuance Communications, Inc. (a)	129,780	2,159,539
Pluralsight, Inc. (a)	198,836	6,102,277
PROS Holdings, Inc. (a)	82,079	5,939,236
RingCentral, Inc. (a)	36,382	5,165,516
ShotSpotter, Inc. (a)(b)	33,881	1,273,587
SurveyMonkey	133,177	2,260,014
Workiva, Inc. (a)	55,826	3,209,437
		77,803,632

TOTAL INFORMATION TECHNOLOGY		163,649,041

MATERIALS - 1.8%
Chemicals - 1.1%
Olin Corp.	222,487	4,465,314
Orion Engineered Carbons SA	213,459	4,158,181
		8,623,495
Containers & Packaging - 0.7%
Aptargroup, Inc.	30,391	3,677,919
Avery Dennison Corp.	18,712	2,149,447
		5,827,366
Paper & Forest Products - 0.0%
Quintis Ltd. (a)(c)	928,453	6

TOTAL MATERIALS		14,450,867

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Americold Realty Trust	195,876	6,567,722
Essential Properties Realty Trust, Inc.	173,000	3,653,760
Store Capital Corp.	116,829	3,996,720
Terreno Realty Corp.	103,921	5,077,580
		19,295,782
TOTAL COMMON STOCKS
(Cost $687,072,381)		813,671,310

Convertible Preferred Stocks - 0.9%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
REVOLUTION Medicines, Inc. Series C (c)(d)	381,611	786,119
INFORMATION TECHNOLOGY - 0.8%
Software - 0.8%
Compass, Inc.:
Series E (a)(c)(d)	16,661	2,632,670
Series F (c)(d)	27,147	4,187,941
		6,820,611
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $5,129,193)		7,606,730

Money Market Funds - 8.0%
Fidelity Cash Central Fund 2.43% (e)	15,934,269	15,937,456
Fidelity Securities Lending Cash Central Fund 2.43% (e)(f)	50,301,240	50,306,270
TOTAL MONEY MARKET FUNDS
(Cost $66,243,532)		66,243,726
TOTAL INVESTMENT IN SECURITIES - 106.5%
(Cost $758,445,106)		887,521,766
NET OTHER ASSETS (LIABILITIES) - (6.5)%		(53,777,568)
NET ASSETS - 100%		$833,744,198

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,606,730 or 0.9% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$1,124,254
Compass, Inc. Series F	10/22/18	$3,218,820
REVOLUTION Medicines, Inc. Series C	6/3/19	$786,119

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$497,502
Fidelity Securities Lending Cash Central Fund	256,551
Total	$754,053

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$45,028,530	$45,028,530	$--	$--
Consumer Discretionary	122,799,870	122,799,870	--	--
Consumer Staples	37,487,748	37,487,748	--	--
Energy	4,371,189	4,371,189	--	--
Financials	66,957,088	66,957,088	--	--
Health Care	214,285,218	213,499,099	--	786,119
Industrials	126,132,096	123,727,005	2,405,091	--
Information Technology	170,469,652	163,649,041	--	6,820,611
Materials	14,450,867	14,450,861	--	6
Real Estate	19,295,782	19,295,782	--	--
Money Market Funds	66,243,726	66,243,726	--	--
Total Investments in Securities:	$887,521,766	$877,509,939	$2,405,091	$7,606,736

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
Bermuda	2.3%
Netherlands	1.7%
Ireland	1.6%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $45,851,102) — See accompanying schedule: Unaffiliated issuers (cost $692,201,574)	$821,278,040
Fidelity Central Funds (cost $66,243,532)	66,243,726
Total Investment in Securities (cost $758,445,106)		$887,521,766
Receivable for investments sold		5,707,554
Receivable for fund shares sold		473,857
Dividends receivable		48,607
Distributions receivable from Fidelity Central Funds		44,131
Other receivables		7,219
Total assets		893,803,134
Liabilities
Payable for investments purchased	$8,923,019
Payable for fund shares redeemed	409,902
Accrued management fee	422,397
Collateral on securities loaned	50,303,618
Total liabilities		60,058,936
Net Assets		$833,744,198
Net Assets consist of:
Paid in capital		$738,755,063
Total distributable earnings (loss)		94,989,135
Net Assets, for 59,739,792 shares outstanding		$833,744,198
Net Asset Value, offering price and redemption price per share ($833,744,198 ÷ 59,739,792 shares)		$13.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$2,898,849
Income from Fidelity Central Funds (including $256,551 from security lending)		754,053
Total income		3,652,902
Expenses
Management fee	$4,342,983
Independent trustees' fees and expenses	3,742
Commitment fees	1,872
Total expenses before reductions	4,348,597
Expense reductions	(41,582)
Total expenses after reductions		4,307,015
Net investment income (loss)		(654,113)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,684,156)
Fidelity Central Funds	245
Foreign currency transactions	2,637
Total net realized gain (loss)		(31,681,274)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	69,312,941
Fidelity Central Funds	194
Total change in net unrealized appreciation (depreciation)		69,313,135
Net gain (loss)		37,631,861
Net increase (decrease) in net assets resulting from operations		$36,977,748

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(654,113)	$(176,063)
Net realized gain (loss)	(31,681,274)	10,326,106
Change in net unrealized appreciation (depreciation)	69,313,135	59,820,458
Net increase (decrease) in net assets resulting from operations	36,977,748	69,970,501
Distributions to shareholders	(11,807,695)	–
Distributions to shareholders from net investment income	–	(36,508)
Distributions to shareholders from net realized gain	–	(164,284)
Total distributions	(11,807,695)	(200,792)
Share transactions
Proceeds from sales of shares	454,662,840	498,597,078
Reinvestment of distributions	11,807,695	200,792
Cost of shares redeemed	(220,713,670)	(80,571,061)
Net increase (decrease) in net assets resulting from share transactions	245,756,865	418,226,809
Total increase (decrease) in net assets	270,926,918	487,996,518
Net Assets
Beginning of period	562,817,280	74,820,762
End of period	$833,744,198	$562,817,280
Other Information
Shares
Sold	34,152,569	41,337,823
Issued in reinvestment of distributions	829,775	17,629
Redeemed	(17,235,891)	(6,543,326)
Net increase (decrease)	17,746,453	34,812,126

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth K6 Fund

Years ended July 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.40	$10.42	$10.00
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	.84	3.00	.43
Total from investment operations	.83	2.99	.42
Distributions from net investment income	–	–C	–
Distributions from net realized gain	(.27)	(.01)	–
Total distributions	(.27)	(.01)	–
Net asset value, end of period	$13.96	$13.40	$10.42
Total ReturnD,E	6.14%	28.72%	4.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.60%	.60%H
Expenses net of fee waivers, if any	.60%	.60%	.60%H
Expenses net of all reductions	.59%	.59%	.60%H
Net investment income (loss)	(.09)%	(.06)%	(.45)%H
Supplemental Data
Net assets, end of period (000 omitted)	$833,744	$562,817	$74,821
Portfolio turnover rateI	108%J	114%J	79%J,K

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. Effective the close of business on February 2, 2018, the Fund was closed to new accounts with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$160,982,651
Gross unrealized depreciation	(34,379,354)
Net unrealized appreciation (depreciation)	$126,603,297
Tax Cost	$760,918,469

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(30,874,193)
Net unrealized appreciation (depreciation) on securities and other investments	$126,603,297

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(30,874,193)
Total capital loss carryforward	$(30,874,193)

The Fund intends to elect to defer to its next fiscal year $739,968 of ordinary losses recognized during the period January 1, 2019 to July 31, 2019.

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$11,763,636	$ 182,538
Long-term Capital Gains	44,059	18,254
Total	$11,807,695	$ 200,792

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $786,181,560 and $755,743,845, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $206,237,608 in exchange for 14,866,494 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $99,242,172 in exchange for 8,140,978 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,426 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,872 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $2,512,234. Total fees paid by the Fund to NFS, as lending agent, amounted to $489. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $56,680 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,903 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,679.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth K6 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth K6 Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2019 and for the period May 25,2017 (commencement of operations) through July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31,2019 and the financial highlights for each of the two years in the period ended July 31, 2019 and for the period May 25, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Actual	.60%	$1,000.00	$1,146.10	$3.19
Hypothetical-C		$1,000.00	$1,021.82	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 7% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 8% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SCPK6-ANN-0919
1.9884011.102

Fidelity® Small Cap Value Fund Annual Report July 31, 2019 Includes Fidelity and Fidelity Advisor share classes

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.32)%	5.77%	11.12%
Class M (incl. 3.50% sales charge)	(8.40)%	6.01%	11.12%
Class C (incl. contingent deferred sales charge)	(6.33)%	6.21%	10.93%
Fidelity® Small Cap Value Fund	(4.58)%	7.30%	12.08%
Class I	(4.63)%	7.31%	12.09%
Class Z	(4.48)%	7.34%	12.10%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on July 31, 2009. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$31,274	Fidelity® Small Cap Value Fund
$28,891	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Lead Portfolio Manager Clint Lawrence:  For the year, the fund's share classes returned between roughly -4% and -6% (excluding sales charges, if applicable), outperforming the -7.71% result of the benchmark Russell 2000® Value Index. Strong security selection among real estate, consumer staples, consumer discretionary and industrials stocks aided the fund's relative result the most, as did favorable investment choices and an underweight in the lagging health care sector. Conversely, picks in utilities and energy detracted, while an underweight in the former, outperforming category, further weighed on performance the past 12 months. The fund's leading individual contributor was an out-of-index stake in Computer Services (+53%), which provides back-office transactions for bank customers. Within real estate, holdings in triple-net real estate investment trust (REIT) Store Capital (+29%) – also a non-benchmark position – as well as CareTrust REIT (+41%), an owner of health care properties, were both key contributors this period. The portfolio's overweighting in Puerto Rico-based electronic payment processor Evertec (+33%) also added value. In contrast, an outsized position in TTM Technologies (-40%), a maker of printed circuit boards, was the fund's biggest individual detractor as concern about slowing iPhone® sales weighed on this supplier to Apple. Lastly, several energy holdings were hurt by a sharp drop in oil and gas prices during the period. These included energy-services companies Shawcor (-34%) – an out-of-index holding – and Oil States International (-57%), as well as exploration and production company Roan Resources, which returned -48% for the fund until we sold it in January.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Taylor Morrison Home Corp.	2.5
Computer Services, Inc.	2.3
Corporate Office Properties Trust (SBI)	2.2
Portland General Electric Co.	2.2
Potlatch Corp.	2.1
WSFS Financial Corp.	2.1
Enstar Group Ltd.	2.1
Viper Energy Partners LP	2.0
SYNNEX Corp.	2.0
Gray Television, Inc.	2.0
21.5

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Financials	33.3
Industrials	13.9
Real Estate	9.2
Information Technology	8.8
Consumer Discretionary	7.9

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	96.4%
Bonds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

 * Foreign investments - 17.0%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 1.4%
Iridium Communications, Inc. (a)	1,182,100	$30,072,624
Media - 2.0%
Gray Television, Inc. (a)	2,340,200	41,538,550

TOTAL COMMUNICATION SERVICES		71,611,174

CONSUMER DISCRETIONARY - 7.9%
Auto Components - 1.2%
Standard Motor Products, Inc.	560,500	25,788,605
Hotels, Restaurants & Leisure - 1.7%
Wyndham Destinations, Inc.	734,200	34,551,452
Household Durables - 2.5%
Taylor Morrison Home Corp. (a)	2,287,300	51,509,996
Leisure Products - 0.1%
Brunswick Corp.	52,100	2,561,236
Specialty Retail - 1.6%
Aaron's, Inc. Class A	454,000	28,624,700
Urban Outfitters, Inc. (a)	168,600	4,014,366
		32,639,066
Textiles, Apparel & Luxury Goods - 0.8%
G-III Apparel Group Ltd. (a)	611,100	17,514,126

TOTAL CONSUMER DISCRETIONARY		164,564,481

CONSUMER STAPLES - 3.6%
Food & Staples Retailing - 1.5%
BJ's Wholesale Club Holdings, Inc. (a)	1,372,400	32,333,744
Food Products - 1.6%
Nomad Foods Ltd. (a)	1,469,700	32,730,219
Tobacco - 0.5%
Universal Corp.	163,600	9,734,200

TOTAL CONSUMER STAPLES		74,798,163

ENERGY - 5.3%
Energy Equipment & Services - 2.7%
Oil States International, Inc. (a)	955,500	14,256,060
Patterson-UTI Energy, Inc.	738,100	8,584,103
ShawCor Ltd. Class A	2,495,400	32,672,005
		55,512,168
Oil, Gas & Consumable Fuels - 2.6%
Berry Petroleum Corp.	1,240,403	12,155,949
Viper Energy Partners LP	1,337,700	43,154,202
		55,310,151

TOTAL ENERGY		110,822,319

FINANCIALS - 33.3%
Banks - 16.2%
Associated Banc-Corp.	1,624,800	35,209,416
BOK Financial Corp.	211,600	17,706,688
Camden National Corp.	59,293	2,650,990
Cullen/Frost Bankers, Inc.	49,900	4,737,506
First Citizens Bancshares, Inc.	78,324	36,578,874
Heartland Financial U.S.A., Inc.	302,400	14,542,416
Hilltop Holdings, Inc.	1,523,000	34,541,640
PacWest Bancorp	567,600	21,926,388
Popular, Inc.	705,300	40,597,068
Trico Bancshares	980,051	36,996,925
Umpqua Holdings Corp.	1,740,700	30,392,622
United Community Bank, Inc.	1,334,973	38,313,725
Wintrust Financial Corp.	342,100	24,473,834
		338,668,092
Capital Markets - 4.9%
Donnelley Financial Solutions, Inc. (a)	1,517,571	20,684,493
Lazard Ltd. Class A	891,300	34,502,223
LPL Financial	324,200	27,190,654
Morningstar, Inc.	126,537	19,231,093
		101,608,463
Consumer Finance - 1.1%
Encore Capital Group, Inc. (a)(b)	640,900	23,059,582
Diversified Financial Services - 2.2%
BrightSphere Investment Group, Inc.	2,610,901	27,936,641
ECN Capital Corp.	5,037,151	18,052,526
		45,989,167
Insurance - 6.8%
Axis Capital Holdings Ltd.	289,600	18,438,832
Enstar Group Ltd. (a)	245,200	43,437,180
First American Financial Corp.	578,075	33,424,297
Old Republic International Corp.	722,600	16,482,506
Primerica, Inc.	242,700	29,776,863
		141,559,678
Thrifts & Mortgage Finance - 2.1%
WSFS Financial Corp.	1,035,365	43,868,415

TOTAL FINANCIALS		694,753,397

HEALTH CARE - 2.2%
Health Care Technology - 1.0%
Cegedim SA (a)	701,397	21,585,212
Pharmaceuticals - 1.2%
Perrigo Co. PLC	439,400	23,731,994

TOTAL HEALTH CARE		45,317,206

INDUSTRIALS - 13.7%
Aerospace & Defense - 1.8%
Moog, Inc. Class A	452,500	36,860,650
Building Products - 0.5%
GMS, Inc. (a)	484,900	10,915,099
Commercial Services & Supplies - 1.5%
Knoll, Inc.	1,256,200	30,462,850
Construction & Engineering - 1.2%
Argan, Inc.	68,495	2,818,569
MasTec, Inc. (a)	427,600	21,944,432
		24,763,001
Electrical Equipment - 1.9%
Regal Beloit Corp.	505,168	40,221,476
Machinery - 3.5%
AGCO Corp.	364,600	28,074,200
Apergy Corp. (a)	614,300	19,983,179
Luxfer Holdings PLC sponsored	1,240,400	24,584,728
SPX Flow, Inc. (a)	37,457	1,519,256
		74,161,363
Professional Services - 1.6%
CBIZ, Inc. (a)	1,424,600	33,292,902
Road & Rail - 0.2%
Schneider National, Inc. Class B	222,415	4,292,610
Trading Companies & Distributors - 1.5%
Applied Industrial Technologies, Inc.	106,577	6,484,145
Titan Machinery, Inc. (a)(c)	1,198,908	24,865,352
		31,349,497

TOTAL INDUSTRIALS		286,319,448

INFORMATION TECHNOLOGY - 8.8%
Electronic Equipment & Components - 4.0%
SYNNEX Corp.	432,460	42,614,608
Tech Data Corp. (a)	209,700	21,250,998
TTM Technologies, Inc. (a)	1,950,500	20,402,230
		84,267,836
IT Services - 4.3%
Computer Services, Inc.	1,211,088	48,479,853
Presidio, Inc.	2,394,427	33,521,978
Unisys Corp. (a)	646,000	8,003,940
		90,005,771
Software - 0.5%
j2 Global, Inc.	107,200	9,550,448

TOTAL INFORMATION TECHNOLOGY		183,824,055

MATERIALS - 3.2%
Chemicals - 2.6%
Intrepid Potash, Inc. (a)	2,175,209	8,135,282
Olin Corp.	1,457,500	29,252,025
Orion Engineered Carbons SA	868,400	16,916,432
		54,303,739
Containers & Packaging - 0.6%
Ardagh Group SA	754,740	12,551,326
Silgan Holdings, Inc.	6,249	187,845
		12,739,171

TOTAL MATERIALS		67,042,910

REAL ESTATE - 9.2%
Equity Real Estate Investment Trusts (REITs) - 7.7%
CareTrust (REIT), Inc.	680,900	15,817,307
Clipper Realty, Inc.	762,051	8,801,689
Corporate Office Properties Trust (SBI)	1,630,800	45,531,936
Outfront Media, Inc.	923,600	25,103,448
Potlatch Corp.	1,211,200	44,596,384
Store Capital Corp.	599,100	20,495,211
		160,345,975
Real Estate Management & Development - 1.5%
Cushman & Wakefield PLC	1,548,200	30,716,288

TOTAL REAL ESTATE		191,062,263

UTILITIES - 5.8%
Electric Utilities - 3.8%
IDACORP, Inc.	334,400	34,128,864
Portland General Electric Co.	822,000	45,086,700
		79,215,564
Gas Utilities - 2.0%
ONE Gas, Inc.	247,900	22,603,522
Spire, Inc.	222,400	18,327,984
		40,931,506

TOTAL UTILITIES		120,147,070

TOTAL COMMON STOCKS
(Cost $1,867,231,917)		2,010,262,486
	Principal Amount	Value

Nonconvertible Bonds - 0.2%
INDUSTRIALS - 0.2%
Machinery - 0.2%
Mueller Industries, Inc. 6% 3/1/27 (Cost $5,057,000)	5,057,000	5,050,679
	Shares	Value

Money Market Funds - 4.5%
Fidelity Cash Central Fund 2.43% (d)	86,114,394	86,131,617
Fidelity Securities Lending Cash Central Fund 2.43% (d)(e)	7,313,823	7,314,554
TOTAL MONEY MARKET FUNDS
(Cost $93,446,171)		93,446,171
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $1,965,735,088)		2,108,759,336
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(23,235,614)
NET ASSETS - 100%		$2,085,523,722

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,263,169
Fidelity Securities Lending Cash Central Fund	52,314
Total	$1,315,483

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Beneficial Bancorp, Inc.	$70,619,250	$--	$37,722,614	$306,131	$359,815	$(705,232)	$--
Donnelley Financial Solutions, Inc.	13,536,619	22,037,213	4,684,951	--	(1,928,894)	(8,275,494)	--
Hackett Group, Inc.	4,463,471	31,022,046	29,635,688	292,910	(5,581,338)	(268,491)	--
Standard Motor Products, Inc.	61,899,800	2,703,509	36,767,108	850,946	(64,517)	(1,983,082)	--
Titan Machinery, Inc.	--	22,313,685	--	--	--	2,551,667	24,865,352
Total	$150,519,140	$78,076,453	$108,810,361	$1,449,987	$(7,214,934)	$(8,680,632)	$24,865,352

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$71,611,174	$71,611,174	$--	$--
Consumer Discretionary	164,564,481	164,564,481	--	--
Consumer Staples	74,798,163	74,798,163	--	--
Energy	110,822,319	110,822,319	--	--
Financials	694,753,397	694,753,397	--	--
Health Care	45,317,206	45,317,206	--	--
Industrials	286,319,448	286,319,448	--	--
Information Technology	183,824,055	183,824,055	--	--
Materials	67,042,910	67,042,910	--	--
Real Estate	191,062,263	191,062,263	--	--
Utilities	120,147,070	120,147,070	--	--
Corporate Bonds	5,050,679	--	5,050,679	--
Money Market Funds	93,446,171	93,446,171	--	--
Total Investments in Securities:	$2,108,759,336	$2,103,708,657	$5,050,679	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.0%
Bermuda	4.7%
United Kingdom	2.7%
Canada	2.5%
Puerto Rico	1.9%
British Virgin Islands	1.6%
Luxembourg	1.4%
Ireland	1.2%
France	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $7,113,246) — See accompanying schedule: Unaffiliated issuers (cost $1,849,975,232)	$1,990,447,813
Fidelity Central Funds (cost $93,446,171)	93,446,171
Other affiliated issuers (cost $22,313,685)	24,865,352
Total Investment in Securities (cost $1,965,735,088)		$2,108,759,336
Receivable for investments sold		20,831,280
Receivable for fund shares sold		1,460,546
Dividends receivable		279,386
Interest receivable		201,425
Distributions receivable from Fidelity Central Funds		95,333
Prepaid expenses		4,864
Other receivables		81,315
Total assets		2,131,713,485
Liabilities
Payable for investments purchased	$34,054,380
Payable for fund shares redeemed	3,335,924
Accrued management fee	979,551
Distribution and service plan fees payable	67,929
Other affiliated payables	372,765
Other payables and accrued expenses	64,314
Collateral on securities loaned	7,314,900
Total liabilities		46,189,763
Net Assets		$2,085,523,722
Net Assets consist of:
Paid in capital		$1,904,619,759
Total distributable earnings (loss)		180,903,963
Net Assets		$2,085,523,722
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($129,115,365 ÷ 8,797,220 shares)(a)		$14.68
Maximum offering price per share (100/94.25 of $14.68)		$15.58
Class M:
Net Asset Value and redemption price per share ($53,612,196 ÷ 3,770,687 shares)(a)		$14.22
Maximum offering price per share (100/96.50 of $14.22)		$14.74
Class C:
Net Asset Value and offering price per share ($22,186,759 ÷ 1,717,916 shares)(a)		$12.91
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($1,611,032,492 ÷ 107,109,081 shares)		$15.04
Class I:
Net Asset Value, offering price and redemption price per share ($243,570,582 ÷ 16,190,143 shares)		$15.04
Class Z:
Net Asset Value, offering price and redemption price per share ($26,006,328 ÷ 1,728,357 shares)		$15.05

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends (including $1,449,987 earned from other affiliated issuers)		$34,089,479
Special dividends		4,379,250
Interest		614,960
Income from Fidelity Central Funds (including $52,314 from security lending)		1,315,483
Total income		40,399,172
Expenses
Management fee
Basic fee	$15,382,200
Performance adjustment	(5,699,531)
Transfer agent fees	4,099,195
Distribution and service plan fees	954,262
Accounting and security lending fees	674,119
Custodian fees and expenses	54,081
Independent trustees' fees and expenses	13,272
Registration fees	123,473
Audit	62,701
Legal	6,871
Interest	12,289
Miscellaneous	17,818
Total expenses before reductions	15,700,750
Expense reductions	(335,202)
Total expenses after reductions		15,365,548
Net investment income (loss)		25,033,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	188,258,356
Fidelity Central Funds	(572)
Other affiliated issuers	(7,214,934)
Foreign currency transactions	(3,822)
Total net realized gain (loss)		181,039,028
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(328,903,875)
Fidelity Central Funds	112
Other affiliated issuers	(8,680,632)
Total change in net unrealized appreciation (depreciation)		(337,584,395)
Net gain (loss)		(156,545,367)
Net increase (decrease) in net assets resulting from operations		$(131,511,743)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,033,624	$23,855,932
Net realized gain (loss)	181,039,028	580,477,489
Change in net unrealized appreciation (depreciation)	(337,584,395)	(255,980,673)
Net increase (decrease) in net assets resulting from operations	(131,511,743)	348,352,748
Distributions to shareholders	(631,100,390)	–
Distributions to shareholders from net investment income	–	(37,440,500)
Distributions to shareholders from net realized gain	–	(91,159,109)
Total distributions	(631,100,390)	(128,599,609)
Share transactions - net increase (decrease)	59,792,211	(851,457,506)
Redemption fees	–	89,036
Total increase (decrease) in net assets	(702,819,922)	(631,615,331)
Net Assets
Beginning of period	2,788,343,644	3,419,958,975
End of period	$2,085,523,722	$2,788,343,644
Other Information
Undistributed net investment income end of period		$4,125,965

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Value Fund Class A

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.33	$19.05	$17.92	$19.14	$19.29
Income from Investment Operations
Net investment income (loss)A	.14B	.10C	.20D	.07	.10E
Net realized and unrealized gain (loss)	(.98)	1.87	2.23	.56	2.01
Total from investment operations	(.84)	1.97	2.43	.63	2.11
Distributions from net investment income	(.10)	(.17)	(.10)	(.11)	(.02)
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.25)
Total distributions	(4.81)	(.69)	(1.30)	(1.85)F	(2.26)G
Redemption fees added to paid in capital	–	–A,H	–A,H	–A,H	–A,H
Net asset value, end of period	$14.68	$20.33	$19.05	$17.92	$19.14
Total ReturnI,J	(4.85)%	10.65%	14.61%	4.07%	11.86%
Ratios to Average Net AssetsK,L
Expenses before reductions	.92%	1.18%	1.24%	1.41%	1.42%
Expenses net of fee waivers, if any	.92%	1.17%	1.24%	1.41%	1.39%
Expenses net of all reductions	.91%	1.17%	1.24%	1.41%	1.39%
Net investment income (loss)	.91%B	.49%C	1.10%D	.43%	.52%E
Supplemental Data
Net assets, end of period (000 omitted)	$129,115	$162,572	$184,306	$218,364	$235,844
Portfolio turnover rateM	79%	55%	26%	33%	34%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

 E Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 F Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 G Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the sales charges.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class M

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.84	$18.61	$17.54	$18.78	$18.98
Income from Investment Operations
Net investment income (loss)A	.10B	.05C	.15D	.03	.05E
Net realized and unrealized gain (loss)	(.96)	1.82	2.18	.54	1.98
Total from investment operations	(.86)	1.87	2.33	.57	2.03
Distributions from net investment income	(.05)	(.13)	(.07)	(.06)	–
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.23)
Total distributions	(4.76)	(.64)F	(1.26)G	(1.81)	(2.23)
Redemption fees added to paid in capital	–	–A,H	–A,H	–A,H	–A,H
Net asset value, end of period	$14.22	$19.84	$18.61	$17.54	$18.78
Total ReturnI,J	(5.08)%	10.39%	14.35%	3.76%	11.58%
Ratios to Average Net AssetsK,L
Expenses before reductions	1.17%	1.42%	1.49%	1.66%	1.67%
Expenses net of fee waivers, if any	1.17%	1.42%	1.49%	1.66%	1.64%
Expenses net of all reductions	1.16%	1.41%	1.49%	1.65%	1.63%
Net investment income (loss)	.66%B	.25%C	.86%D	.19%	.27%E
Supplemental Data
Net assets, end of period (000 omitted)	$53,612	$69,380	$78,852	$82,337	$91,716
Portfolio turnover rateM	79%	55%	26%	33%	34%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

 E Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 F Total distributions of $.64 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.519 per share.

 G Total distributions of $1.26 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $1.195 per share.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the sales charges.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class C

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$17.39	$16.52	$17.82	$18.19
Income from Investment Operations
Net investment income (loss)A	.02B	(.05)C	.06D	(.05)	(.04)E
Net realized and unrealized gain (loss)	(.89)	1.71	2.04	.50	1.90
Total from investment operations	(.87)	1.66	2.10	.45	1.86
Distributions from net investment income	(.02)	(.03)	(.04)	–	–
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.23)
Total distributions	(4.72)F	(.55)	(1.23)G	(1.75)	(2.23)
Redemption fees added to paid in capital	–	–A,H	–A,H	–A,H	–A,H
Net asset value, end of period	$12.91	$18.50	$17.39	$16.52	$17.82
Total ReturnI,J	(5.63)%	9.84%	13.79%	3.20%	11.05%
Ratios to Average Net AssetsK,L
Expenses before reductions	1.68%	1.93%	2.00%	2.18%	2.19%
Expenses net of fee waivers, if any	1.68%	1.93%	2.00%	2.17%	2.16%
Expenses net of all reductions	1.67%	1.92%	2.00%	2.17%	2.15%
Net investment income (loss)	.15%B	(.26)%C	.35%D	(.33)%	(.25)%E
Supplemental Data
Net assets, end of period (000 omitted)	$22,187	$44,396	$52,227	$57,231	$64,928
Portfolio turnover rateM	79%	55%	26%	33%	34%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05) %.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.47) %.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15) %.

 E Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 F Total distributions of $4.72 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $4.707 per share.

 G Total distributions of $1.23 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $1.195 per share.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the contingent deferred sales charge.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.71	$19.41	$18.22	$19.45	$19.57
Income from Investment Operations
Net investment income (loss)A	.18B	.15C	.25D	.12	.15E
Net realized and unrealized gain (loss)	(1.00)	1.89	2.28	.55	2.05
Total from investment operations	(.82)	2.04	2.53	.67	2.20
Distributions from net investment income	(.15)	(.22)	(.15)	(.15)	(.07)
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.25)
Total distributions	(4.85)F	(.74)	(1.34)G	(1.90)	(2.32)
Redemption fees added to paid in capital	–	–A,H	–A,H	–A,H	–A,H
Net asset value, end of period	$15.04	$20.71	$19.41	$18.22	$19.45
Total ReturnI	(4.58)%	10.88%	14.99%	4.23%	12.18%
Ratios to Average Net AssetsJ,K
Expenses before reductions	.66%	.91%	.99%	1.18%	1.15%
Expenses net of fee waivers, if any	.66%	.91%	.99%	1.18%	1.12%
Expenses net of all reductions	.64%	.91%	.99%	1.17%	1.12%
Net investment income (loss)	1.17%B	.76%C	1.36%D	.67%	.78%E
Supplemental Data
Net assets, end of period (000 omitted)	$1,611,032	$2,052,664	$2,637,843	$2,460,714	$2,036,157
Portfolio turnover rateL	79%	55%	26%	33%	34%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .86%.

 E Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 F Total distributions of $4.85 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $4.707 per share.

 G Total distributions of $1.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $1.195 per share.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class I

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.72	$19.41	$18.23	$19.45	$19.57
Income from Investment Operations
Net investment income (loss)A	.18B	.15C	.25D	.12	.15E
Net realized and unrealized gain (loss)	(1.01)	1.90	2.28	.56	2.05
Total from investment operations	(.83)	2.05	2.53	.68	2.20
Distributions from net investment income	(.15)	(.22)	(.15)	(.16)	(.07)
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.25)
Total distributions	(4.85)F	(.74)	(1.35)	(1.90)G	(2.32)
Redemption fees added to paid in capital	–	–A,H	–A,H	–A,H	–A,H
Net asset value, end of period	$15.04	$20.72	$19.41	$18.23	$19.45
Total ReturnI	(4.63)%	10.93%	14.96%	4.31%	12.17%
Ratios to Average Net AssetsJ,K
Expenses before reductions	.66%	.91%	.98%	1.14%	1.15%
Expenses net of fee waivers, if any	.66%	.91%	.97%	1.14%	1.12%
Expenses net of all reductions	.65%	.90%	.97%	1.14%	1.12%
Net investment income (loss)	1.17%B	.76%C	1.37%D	.70%	.79%E
Supplemental Data
Net assets, end of period (000 omitted)	$243,571	$459,332	$466,730	$389,928	$376,817
Portfolio turnover rateL	79%	55%	26%	33%	34%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 E Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 F Total distributions of $4.85 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $4.707 per share.

 G Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class Z

Years ended July 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$16.90
Income from Investment Operations
Net investment income (loss)B	(.08)C
Net realized and unrealized gain (loss)	(.66)D
Total from investment operations	(.74)
Distributions from net investment income	(.09)
Distributions from net realized gain	(1.02)
Total distributions	(1.11)
Redemption fees added to paid in capital	–
Net asset value, end of period	$15.05
Total ReturnE,F	(3.75)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.52%I
Expenses net of fee waivers, if any	.52%I
Expenses net of all reductions	.51%I
Net investment income (loss)	(.63)%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$26,006
Portfolio turnover rateJ	79%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.82) %.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Small Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on January 31, 2019, all classes of the Fund reopened to new investors. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$268,272,447
Gross unrealized depreciation	(128,408,570)
Net unrealized appreciation (depreciation)	$139,863,877
Tax Cost	$1,968,895,459

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,042,902
Undistributed long-term capital gain	$35,997,185
Net unrealized appreciation (depreciation) on securities and other investments	$139,863,877

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$18,692,764	$ 39,181,764
Long-term Capital Gains	612,407,626	89,417,845
Total	$631,100,390	$ 128,599,609

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,737,255,948 and $2,262,630,454, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$339,425	$1,713
Class M	.25%	.25%	294,785	590
Class C	.75%	.25%	320,052	14,037
			$954,262	$16,340

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13,941
Class M	2,057
Class C(a)	2,325
$18,323

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$271,913.20
Class M	115,320.20
Class C	66,744.21
Small Cap Value	3,070,411.18
Class I	568,729.19
Class Z	6,078	.05(a)
	$4,099,195

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $111,901 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,370,625	2.18%	$12,289

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,210 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $45. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $330 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $302,507 for the period. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Small Cap Value	$44

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,588 and a portion of class-level operating expenses as follows:

Amount
Class A	$929
Class M	429
Class C	245
Small Cap Value	12,266
Class I	2,063
Class Z	131
$16,063

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019(a)	Year ended July 31, 2018
Distributions to shareholders
Class A	$38,710,047	$–
Class M	17,014,124	–
Class C	11,414,739	–
Small Cap Value	469,819,892	–
Class I	93,391,322	–
Class Z	750,266	–
Total	$631,100,390	$ -
From net investment income
Class A	$–	$1,524,304
Class M	–	515,970
Class C	–	97,347
Small Cap Value	–	30,080,300
Class I	–	5,222,579
Total	$–	$37,440,500
From net realized gain
Class A	$–	$4,758,907
Class M	–	2,138,544
Class C	–	1,473,571
Small Cap Value	–	70,617,875
Class I	–	12,170,212
Total	$–	$91,159,109

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019(a)	Year ended July 31, 2018	Year ended July 31, 2019(a)	Year ended July 31, 2018
Class A
Shares sold	1,638,428	787,560	$24,084,415	$15,530,971
Reinvestment of distributions	2,371,085	330,015	37,759,513	6,184,396
Shares redeemed	(3,209,827)	(2,794,205)	(47,744,776)	(54,717,368)
Net increase (decrease)	799,686	(1,676,630)	$14,099,152	$(33,002,001)
Class M
Shares sold	389,836	258,708	$5,611,447	$4,991,221
Reinvestment of distributions	1,095,649	144,050	16,926,149	2,638,888
Shares redeemed	(1,212,074)	(1,141,985)	(17,550,968)	(22,088,950)
Net increase (decrease)	273,411	(739,227)	$4,986,628	$(14,458,841)
Class C
Shares sold	221,718	65,629	$2,936,109	$1,177,591
Reinvestment of distributions	777,498	85,987	11,029,853	1,473,685
Shares redeemed	(1,681,515)	(754,141)	(21,680,140)	(13,467,588)
Net increase (decrease)	(682,299)	(602,525)	$(7,714,178)	$(10,816,312)
Small Cap Value
Shares sold	12,928,047	33,774,572	$198,016,884	$673,371,571
Reinvestment of distributions	27,312,687	4,774,555	443,826,642	90,647,491
Shares redeemed	(32,223,973)	(75,386,466)	(519,137,502)	(1,518,420,951)
Net increase (decrease)	8,016,761	(36,837,339)	$122,706,024	$(754,401,889)
Class I
Shares sold	3,573,241	4,588,604	$55,460,309	$91,876,636
Reinvestment of distributions	4,767,058	785,425	77,894,990	14,952,991
Shares redeemed	(14,318,939)	(7,249,457)	(233,477,236)	(145,608,090)
Net increase (decrease)	(5,978,640)	(1,875,428)	$(100,121,937)	$(38,778,463)
Class Z
Shares sold	1,964,572	–	$29,307,629	$–
Reinvestment of distributions	54,128	–	741,553	–
Shares redeemed	(290,343)	–	(4,212,660)	–
Net increase (decrease)	1,728,357	–	$25,836,522	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Class A	.93%
Actual		$1,000.00	$1,051.60	$4.73
Hypothetical-C		$1,000.00	$1,020.18	$4.66
Class M	1.17%
Actual		$1,000.00	$1,050.20	$5.95
Hypothetical-C		$1,000.00	$1,018.99	$5.86
Class C	1.69%
Actual		$1,000.00	$1,047.00	$8.58
Hypothetical-C		$1,000.00	$1,016.41	$8.45
Small Cap Value	.66%
Actual		$1,000.00	$1,052.50	$3.36
Hypothetical-C		$1,000.00	$1,021.52	$3.31
Class I	.66%
Actual		$1,000.00	$1,051.70	$3.36
Hypothetical-C		$1,000.00	$1,021.52	$3.31
Class Z	.52%
Actual		$1,000.00	$1,053.20	$2.65
Hypothetical-C		$1,000.00	$1,022.22	$2.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Small Cap Value Fund
Class A	09/09/19	09/06/19	$0.018	$0.263
Class M	09/09/19	09/06/19	$0.000	$0.263
Class C	09/09/19	09/06/19	$0.000	$0.263
Small Cap Value	09/09/19	09/06/19	$0.040	$0.263
Class I	09/09/19	09/06/19	$0.039	$0.263
Class Z	09/09/19	09/06/19	$0.055	$0.263

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2019, $190,880,506, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Small Cap Value, Class I and Class Z designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Small Cap Value, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SCV-ANN-0919
1.803706.114

Fidelity® Series Small Cap Opportunities Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Small Cap Opportunities Fund	1.98%	8.88%	13.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Opportunities Fund on July 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$34,056	Fidelity® Series Small Cap Opportunities Fund
$32,396	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Lead Portfolio Manager Morgen Peck:  For the fiscal year, the fund gained 1.98%, handily outpacing the -4.42% result of the benchmark Russell 2000® Index. With a number of notable market pullbacks over the past 12 months, it was a volatile period for small-cap equities, which substantially underperformed large-caps (as measured by the broad-based S&P 500®), by more than 12 percentage points. Versus the Russell benchmark, strong stock selection drove the fund's outperformance this period. More specifically, security selection was especially strong within the health care, real estate and consumer discretionary sectors. On an individual stock basis, the portfolio's overweight stake in the shares of refrigerated warehouse and storage company AmeriCold Realty Trust (+59%) lifted the fund's relative result the most, as dividend-paying stocks proved attractive to investors seeking some stability amid an increasingly volatile investment environment. The fund also benefited from holding shares of software firm Everbridge (+126%), which provides critical event management and enterprise safety applications. This period the firm was bolstered by a foundation of solid products and consistent revenue through its software-as-a-service business model. The fund's non-index exposure to cloud-based communications firm RingCentral (+92%) also added value. Conversely, stock picking in the financials sector – banks in particular – along with utilities, detracted modestly. However, in energy, the fund's biggest relative detractor was Colorado-based independent oil & gas producer PDC Energy (-55%), which struggled as energy prices remained low this period. Similarly, the portfolio's out-of-benchmark position in WPX Energy also hampered relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Jennifer Fo Cardillo served as interim Co-Manager while Patrick Venanzi was on a leave of absence from June through August 2018. She came off the fund on August 31, 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Integer Holdings Corp.	1.0
ICON PLC	1.0
EMCOR Group, Inc.	0.9
PS Business Parks, Inc.	0.9
First Cash Financial Services, Inc.	0.9
Delek U.S. Holdings, Inc.	0.9
Hill-Rom Holdings, Inc.	0.8
Simpson Manufacturing Co. Ltd.	0.8
Masimo Corp.	0.8
Kaman Corp.	0.7
8.7

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Financials	18.0
Health Care	16.2
Industrials	14.8
Information Technology	13.8
Consumer Discretionary	11.2

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks and Equity Futures	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 9.6%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 0.7%
Iridium Communications, Inc. (a)	819,500	$20,848,080
Vonage Holdings Corp. (a)	1,496,700	18,559,080
		39,407,160
Entertainment - 0.4%
Cinemark Holdings, Inc.	453,400	18,099,728
World Wrestling Entertainment, Inc. Class A	100,000	7,278,000
		25,377,728
Interactive Media & Services - 0.3%
CarGurus, Inc. Class A (a)	422,800	15,757,756
Media - 1.0%
Gray Television, Inc. (a)	866,277	15,376,417
Nexstar Broadcasting Group, Inc. Class A	107,100	10,899,567
Tegna, Inc.	1,170,680	17,782,629
The New York Times Co. Class A	344,800	12,302,464
		56,361,077

TOTAL COMMUNICATION SERVICES		136,903,721

CONSUMER DISCRETIONARY - 11.2%
Auto Components - 1.1%
Fox Factory Holding Corp. (a)	283,000	22,662,640
Standard Motor Products, Inc.	466,334	21,456,027
Stoneridge, Inc. (a)	596,200	19,418,234
		63,536,901
Diversified Consumer Services - 0.6%
Laureate Education, Inc. Class A (a)	1,914,000	31,370,460
Hotels, Restaurants & Leisure - 1.7%
Churchill Downs, Inc.	287,600	34,411,340
Denny's Corp. (a)	780,100	17,622,459
Planet Fitness, Inc. (a)	193,900	15,252,174
Wendy's Co.	641,500	11,668,885
YETI Holdings, Inc. (b)	518,200	18,012,632
		96,967,490
Household Durables - 2.2%
Helen of Troy Ltd. (a)	249,179	36,948,262
M.D.C. Holdings, Inc.	573,500	20,726,290
Skyline Champion Corp. (a)	514,900	14,674,650
Taylor Morrison Home Corp. (a)	1,266,600	28,523,832
TopBuild Corp. (a)	300,889	24,411,125
		125,284,159
Leisure Products - 1.1%
Acushnet Holdings Corp.	857,800	21,925,368
Brunswick Corp.	283,700	13,946,692
Clarus Corp.	883,795	12,700,134
Johnson Outdoors, Inc. Class A	204,093	13,876,283
		62,448,477
Multiline Retail - 0.2%
Ollie's Bargain Outlet Holdings, Inc. (a)	135,000	11,433,150
Specialty Retail - 1.8%
Monro, Inc.	340,581	28,680,326
Murphy U.S.A., Inc. (a)	361,300	31,924,468
The Children's Place Retail Stores, Inc.	229,200	22,385,964
Williams-Sonoma, Inc. (b)	288,100	19,210,508
		102,201,266
Textiles, Apparel & Luxury Goods - 2.5%
Carter's, Inc.	177,700	16,529,654
Columbia Sportswear Co.	140,900	14,932,582
Deckers Outdoor Corp. (a)	199,300	31,146,604
Oxford Industries, Inc.	267,500	19,578,325
Steven Madden Ltd.	994,547	34,321,817
Wolverine World Wide, Inc.	854,552	23,201,087
		139,710,069

TOTAL CONSUMER DISCRETIONARY		632,951,972

CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 1.2%
BJ's Wholesale Club Holdings, Inc. (a)	885,700	20,867,092
Casey's General Stores, Inc.	99,700	16,142,427
Performance Food Group Co. (a)	689,025	30,213,746
		67,223,265
Food Products - 1.0%
Lancaster Colony Corp.	140,000	21,814,800
Nomad Foods Ltd. (a)	782,900	17,435,183
Post Holdings, Inc. (a)	143,700	15,407,514
		54,657,497
Household Products - 0.3%
Central Garden & Pet Co. (a)(b)	524,100	15,922,158
Personal Products - 0.3%
Inter Parfums, Inc.	278,800	19,315,264

TOTAL CONSUMER STAPLES		157,118,184

ENERGY - 3.7%
Energy Equipment & Services - 1.0%
Liberty Oilfield Services, Inc. Class A (b)	1,560,723	22,084,230
Nabors Industries Ltd.	6,082,201	18,003,315
Oil States International, Inc. (a)	563,698	8,410,374
Total Energy Services, Inc.	1,480,777	7,808,916
		56,306,835
Oil, Gas & Consumable Fuels - 2.7%
Delek U.S. Holdings, Inc.	1,114,000	47,991,120
Diamondback Energy, Inc.	134,593	13,920,954
Northern Oil & Gas, Inc. (a)	9,715,900	15,739,758
PDC Energy, Inc. (a)	1,051,777	30,217,553
Viper Energy Partners LP	630,774	20,348,769
WPX Energy, Inc. (a)	2,212,010	23,093,384
		151,311,538

TOTAL ENERGY		207,618,373

FINANCIALS - 18.0%
Banks - 10.3%
Associated Banc-Corp.	1,800,712	39,021,429
BancFirst Corp.	520,345	30,356,927
Banner Corp.	685,726	40,636,123
City Holding Co.	474,780	36,771,711
Cullen/Frost Bankers, Inc.	403,900	38,346,266
First Bancorp, Puerto Rico	3,635,885	39,122,123
First Citizens Bancshares, Inc.	63,600	29,702,472
First Hawaiian, Inc.	1,479,900	39,602,124
First Interstate Bancsystem, Inc.	1,072,588	42,935,698
First Merchants Corp.	818,970	32,275,608
Heartland Financial U.S.A., Inc.	770,715	37,063,684
Independent Bank Corp., Massachusetts	417,366	32,454,380
Trico Bancshares	864,330	32,628,458
Trustmark Corp.	1,141,903	40,583,233
WesBanco, Inc.	1,139,893	41,697,286
Wintrust Financial Corp.	415,300	29,710,562
		582,908,084
Capital Markets - 1.7%
Hamilton Lane, Inc. Class A	546,297	32,067,634
Houlihan Lokey	547,300	25,175,800
Morningstar, Inc.	263,538	40,052,505
		97,295,939
Consumer Finance - 0.9%
First Cash Financial Services, Inc.	497,700	50,088,528
Insurance - 2.9%
Amerisafe, Inc.	445,200	28,964,712
Employers Holdings, Inc.	738,930	32,439,027
First American Financial Corp.	605,700	35,021,574
Primerica, Inc.	308,700	37,874,403
White Mountains Insurance Group Ltd.	29,492	31,733,392
		166,033,108
Mortgage Real Estate Investment Trusts - 0.5%
Redwood Trust, Inc.	1,806,800	30,571,056
Thrifts & Mortgage Finance - 1.7%
Essent Group Ltd.	771,200	35,598,592
NMI Holdings, Inc. (a)	997,100	24,807,848
WSFS Financial Corp.	827,605	35,065,624
		95,472,064

TOTAL FINANCIALS		1,022,368,779

HEALTH CARE - 16.2%
Biotechnology - 7.0%
Abeona Therapeutics, Inc. (a)	75,649	195,931
ACADIA Pharmaceuticals, Inc. (a)	1,061,976	26,103,370
Acorda Therapeutics, Inc. (a)	860,971	5,966,529
Agios Pharmaceuticals, Inc. (a)	280,045	13,472,965
Allakos, Inc. (a)(b)	343,188	11,932,647
AnaptysBio, Inc. (a)	221,900	11,918,249
Argenx SE ADR (a)	185,300	26,027,238
Ascendis Pharma A/S sponsored ADR (a)	201,748	23,354,348
Atara Biotherapeutics, Inc. (a)	76,029	1,084,934
Audentes Therapeutics, Inc. (a)	318,580	12,399,134
bluebird bio, Inc. (a)	116,656	15,308,767
Blueprint Medicines Corp. (a)	249,332	24,970,600
Cellectis SA sponsored ADR (a)	289,155	4,207,205
Crinetics Pharmaceuticals, Inc. (a)	588,805	11,940,965
FibroGen, Inc. (a)	725,100	34,268,226
Heron Therapeutics, Inc. (a)	737,500	12,862,000
Insmed, Inc. (a)	785,082	17,232,550
Intercept Pharmaceuticals, Inc. (a)	217,698	13,682,319
Ionis Pharmaceuticals, Inc. (a)	149,072	9,817,882
Kezar Life Sciences, Inc. (a)	857,944	4,830,225
Kura Oncology, Inc. (a)	554,100	10,594,392
La Jolla Pharmaceutical Co. (a)	668,700	5,590,332
Mirati Therapeutics, Inc. (a)(b)	150,900	15,965,220
Neurocrine Biosciences, Inc. (a)	244,782	23,594,537
Principia Biopharma, Inc.	421,600	15,658,224
Protagonist Therapeutics, Inc. (a)	898,006	9,896,026
Sage Therapeutics, Inc. (a)	105,675	16,943,930
Sarepta Therapeutics, Inc. (a)	105,800	15,748,330
Scholar Rock Holding Corp. (a)	22,000	270,380
Zymeworks, Inc. (a)	77,900	1,780,015
		397,617,470
Health Care Equipment & Supplies - 4.1%
CONMED Corp.	164,700	14,386,545
Haemonetics Corp. (a)	348,400	42,532,672
Hill-Rom Holdings, Inc.	442,900	47,230,856
Integer Holdings Corp. (a)	672,200	58,837,661
Masimo Corp. (a)	280,000	44,198,000
STERIS PLC	168,100	25,023,366
		232,209,100
Health Care Providers & Services - 1.8%
Chemed Corp.	27,721	11,237,816
G1 Therapeutics, Inc. (a)	557,700	13,836,537
LHC Group, Inc. (a)	327,400	41,442,292
Molina Healthcare, Inc. (a)	264,200	35,080,476
		101,597,121
Health Care Technology - 0.6%
Health Catalyst, Inc.	82,464	3,649,032
Inovalon Holdings, Inc. Class A (a)	2,017,755	30,266,325
		33,915,357
Life Sciences Tools & Services - 1.1%
Bruker Corp.	145,000	6,938,250
ICON PLC (a)	347,000	54,190,990
		61,129,240
Pharmaceuticals - 1.6%
Morphic Holding, Inc.	279,700	6,315,626
MyoKardia, Inc. (a)	344,739	18,764,144
Nektar Therapeutics (a)	317,700	9,041,742
Theravance Biopharma, Inc. (a)	663,172	13,827,136
Turning Point Therapeutics, Inc.	39,400	1,569,696
Xeris Pharmaceuticals, Inc. (a)	1,207,700	14,130,090
Zogenix, Inc. (a)	597,900	28,800,843
		92,449,277

TOTAL HEALTH CARE		918,917,565

INDUSTRIALS - 14.8%
Aerospace & Defense - 1.3%
Moog, Inc. Class A	534,260	43,520,820
Teledyne Technologies, Inc. (a)	97,240	28,324,067
		71,844,887
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	1,313,230	30,611,391
Building Products - 1.9%
Allegion PLC	243,090	25,169,539
Armstrong World Industries, Inc.	362,000	35,371,020
Simpson Manufacturing Co. Ltd.	744,280	45,966,733
		106,507,292
Commercial Services & Supplies - 1.3%
Interface, Inc.	1,499,920	20,788,891
Tetra Tech, Inc.	492,800	39,029,760
Tomra Systems ASA	533,668	15,774,804
		75,593,455
Construction & Engineering - 2.9%
Comfort Systems U.S.A., Inc.	801,860	33,678,120
EMCOR Group, Inc.	612,420	51,682,124
Fluor Corp.	864,700	28,111,397
Jacobs Engineering Group, Inc.	256,680	21,178,667
Valmont Industries, Inc.	214,340	29,493,184
		164,143,492
Electrical Equipment - 0.6%
Generac Holdings, Inc. (a)	458,229	33,129,957
TPI Composites, Inc. (a)(b)	105,161	2,688,967
		35,818,924
Industrial Conglomerates - 0.7%
ITT, Inc.	653,760	40,807,699
Machinery - 2.7%
AGCO Corp.	250,140	19,260,780
Allison Transmission Holdings, Inc.	471,400	21,660,830
ESCO Technologies, Inc.	421,800	35,245,608
Oshkosh Corp.	207,300	17,324,061
SPX Flow, Inc. (a)	837,309	33,961,253
Standex International Corp.	390,403	27,472,659
		154,925,191
Professional Services - 0.7%
CBIZ, Inc. (a)	1,790,743	41,849,664
Road & Rail - 0.4%
Landstar System, Inc.	177,050	19,700,354
Trading Companies & Distributors - 1.7%
Kaman Corp.	690,330	43,766,922
MRC Global, Inc. (a)	1,725,620	26,988,697
Univar, Inc. (a)	1,211,879	26,806,763
		97,562,382

TOTAL INDUSTRIALS		839,364,731

INFORMATION TECHNOLOGY - 13.8%
Communications Equipment - 0.4%
InterDigital, Inc.	343,367	22,123,136
Electronic Equipment & Components - 1.6%
ePlus, Inc. (a)	361,732	27,455,459
Fabrinet (a)	445,974	23,939,884
Insight Enterprises, Inc. (a)	449,200	24,714,984
TTM Technologies, Inc. (a)	1,536,685	16,073,725
		92,184,052
IT Services - 5.0%
Amdocs Ltd.	211,700	13,546,683
CACI International, Inc. Class A (a)	134,471	28,931,436
Endava PLC ADR (a)	502,206	18,581,622
EPAM Systems, Inc. (a)	95,948	18,593,763
ExlService Holdings, Inc. (a)	477,384	32,839,245
ManTech International Corp. Class A	302,144	20,781,464
Maximus, Inc.	464,201	34,123,416
Perspecta, Inc.	1,003,400	23,409,322
Presidio, Inc.	1,400,100	19,601,400
Science Applications International Corp.	477,299	40,747,016
WNS Holdings Ltd. sponsored ADR (a)	468,503	29,525,059
		280,680,426
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Energy Industries, Inc. (a)	404,099	23,599,382
Brooks Automation, Inc.	692,400	26,865,120
Cabot Microelectronics Corp.	278,000	33,818,700
Entegris, Inc.	581,113	25,284,227
Nanometrics, Inc. (a)	424,105	13,308,415
Semtech Corp. (a)	625,200	33,054,324
		155,930,168
Software - 4.1%
Altair Engineering, Inc. Class A (a)(b)	506,800	21,087,948
Everbridge, Inc. (a)	399,600	40,879,080
Five9, Inc. (a)	690,900	34,109,733
j2 Global, Inc.	87,100	7,759,739
LivePerson, Inc. (a)	916,678	30,424,543
Q2 Holdings, Inc. (a)	322,300	25,742,101
RingCentral, Inc. (a)	144,951	20,580,143
ShotSpotter, Inc. (a)(b)	291,500	10,957,485
SPS Commerce, Inc. (a)	182,738	20,435,591
Workiva, Inc. (a)	353,700	20,334,213
		232,310,576

TOTAL INFORMATION TECHNOLOGY		783,228,358

MATERIALS - 4.4%
Chemicals - 1.9%
Chase Corp.	191,894	19,876,381
Ingevity Corp. (a)	286,604	28,241,958
Innospec, Inc.	328,800	30,703,344
Olin Corp.	673,400	13,515,138
Tronox Holdings PLC	1,216,000	13,448,960
		105,785,781
Construction Materials - 0.7%
Eagle Materials, Inc.	204,100	16,895,398
nVent Electric PLC	899,200	22,291,168
		39,186,566
Containers & Packaging - 0.4%
Owens-Illinois, Inc.	676,400	11,478,508
Sonoco Products Co.	170,400	10,229,112
		21,707,620
Metals & Mining - 1.0%
Alcoa Corp. (a)	338,100	7,603,869
Atkore International Group, Inc. (a)	592,887	16,179,886
B2Gold Corp. (a)	4,774,200	15,229,112
Steel Dynamics, Inc.	522,718	16,470,844
		55,483,711
Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	955,200	24,968,928

TOTAL MATERIALS		247,132,606

REAL ESTATE - 7.6%
Equity Real Estate Investment Trusts (REITs) - 6.9%
American Assets Trust, Inc.	930,900	43,193,760
Americold Realty Trust	1,097,000	36,782,410
CubeSmart	1,154,900	39,208,855
Equity Lifestyle Properties, Inc.	349,579	43,435,191
Essential Properties Realty Trust, Inc.	1,510,200	31,895,424
Four Corners Property Trust, Inc.	1,239,154	33,382,809
PS Business Parks, Inc.	294,200	51,485,000
Rexford Industrial Realty, Inc.	981,100	40,617,540
Store Capital Corp.	906,703	31,018,310
Terreno Realty Corp.	894,300	43,695,498
		394,714,797
Real Estate Management & Development - 0.7%
Cushman & Wakefield PLC	1,919,200	38,076,928

TOTAL REAL ESTATE		432,791,725

UTILITIES - 3.6%
Electric Utilities - 2.3%
Allete, Inc.	363,800	31,632,410
El Paso Electric Co.	205,480	13,615,105
Hawaiian Electric Industries, Inc.	401,100	17,969,280
IDACORP, Inc.	160,600	16,390,836
PNM Resources, Inc.	589,962	29,303,413
Vistra Energy Corp.	988,400	21,211,064
		130,122,108
Gas Utilities - 1.3%
New Jersey Resources Corp.	400,500	19,972,935
Southwest Gas Holdings, Inc.	309,237	27,494,262
Spire, Inc.	333,208	27,459,671
		74,926,868

TOTAL UTILITIES		205,048,976

TOTAL COMMON STOCKS
(Cost $4,627,097,807)		5,583,444,990
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.31% to 2.34% 8/22/19 to 8/29/19 (c)
(Cost $5,891,582)	5,900,000	5,892,748
	Shares	Value

Money Market Funds - 4.7%
Fidelity Cash Central Fund 2.43% (d)	176,301,753	$176,337,013
Fidelity Securities Lending Cash Central Fund 2.43% (d)(e)	86,289,232	86,297,861
TOTAL MONEY MARKET FUNDS
(Cost $262,633,254)		262,634,874
TOTAL INVESTMENT IN SECURITIES - 103.3%
(Cost $4,895,622,643)		5,851,972,612
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(184,515,051)
NET ASSETS - 100%		$5,667,457,561

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	165	Sept. 2019	$13,007,775	$362,983	$362,983

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,004,970.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,208,250
Fidelity Securities Lending Cash Central Fund	914,300
Total	$4,122,550

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Kezar Life Sciences, Inc.	$17,029,271	$1,029,831	$7,339,234	$--	$1,664,460	$(7,554,103)	$--
Total	$17,029,271	$1,029,831	$7,339,234	$--	$1,664,460	$(7,554,103)	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$136,903,721	$136,903,721	$--	$--
Consumer Discretionary	632,951,972	632,951,972	--	--
Consumer Staples	157,118,184	157,118,184	--	--
Energy	207,618,373	207,618,373	--	--
Financials	1,022,368,779	1,022,368,779	--	--
Health Care	918,917,565	918,917,565	--	--
Industrials	839,364,731	839,364,731	--	--
Information Technology	783,228,358	783,228,358	--	--
Materials	247,132,606	247,132,606	--	--
Real Estate	432,791,725	432,791,725	--	--
Utilities	205,048,976	205,048,976	--	--
U.S. Government and Government Agency Obligations	5,892,748	--	5,892,748	--
Money Market Funds	262,634,874	262,634,874	--	--
Total Investments in Securities:	$5,851,972,612	$5,846,079,864	$5,892,748	$--
Derivative Instruments:
Assets
Futures Contracts	$362,983	$362,983	$--	$--
Total Assets	$362,983	$362,983	$--	$--
Total Derivative Instruments:	$362,983	$362,983	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$362,983	$0
Total Equity Risk	362,983	0
Total Value of Derivatives	$362,983	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $84,948,572) — See accompanying schedule: Unaffiliated issuers (cost $4,632,989,389)	$5,589,337,738
Fidelity Central Funds (cost $262,633,254)	262,634,874
Total Investment in Securities (cost $4,895,622,643)		$5,851,972,612
Receivable for investments sold		107,223,277
Receivable for fund shares sold		64,989
Dividends receivable		1,165,906
Distributions receivable from Fidelity Central Funds		464,019
Other receivables		30,013
Total assets		5,960,920,816
Liabilities
Payable to custodian bank	$1,545,072
Payable for investments purchased	10,839,046
Payable for fund shares redeemed	194,625,643
Payable for daily variation margin on futures contracts	117,010
Other payables and accrued expenses	45,541
Collateral on securities loaned	86,290,943
Total liabilities		293,463,255
Net Assets		$5,667,457,561
Net Assets consist of:
Paid in capital		$4,434,218,505
Total distributable earnings (loss)		1,233,239,056
Net Assets		$5,667,457,561
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($5,667,457,561 ÷ 403,651,822 shares)		$14.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$60,279,393
Interest		76,129
Income from Fidelity Central Funds (including $914,300 from security lending)		4,122,550
Total income		64,478,072
Expenses
Custodian fees and expenses	$94,950
Independent trustees' fees and expenses	31,748
Commitment fees	15,316
Total expenses before reductions	142,014
Expense reductions	(83,430)
Total expenses after reductions		58,584
Net investment income (loss)		64,419,488
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	404,709,944
Fidelity Central Funds	(4,605)
Other affiliated issuers	1,664,460
Foreign currency transactions	(34,107)
Futures contracts	1,291,205
Total net realized gain (loss)		407,626,897
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(356,103,334)
Fidelity Central Funds	1,418
Other affiliated issuers	(7,554,103)
Assets and liabilities in foreign currencies	(30,306)
Futures contracts	362,983
Total change in net unrealized appreciation (depreciation)		(363,323,342)
Net gain (loss)		44,303,555
Net increase (decrease) in net assets resulting from operations		$108,723,043

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$64,419,488	$63,762,201
Net realized gain (loss)	407,626,897	604,793,879
Change in net unrealized appreciation (depreciation)	(363,323,342)	384,663,967
Net increase (decrease) in net assets resulting from operations	108,723,043	1,053,220,047
Distributions to shareholders	(659,882,676)	–
Distributions to shareholders from net investment income	–	(45,798,335)
Distributions to shareholders from net realized gain	–	(554,772,271)
Total distributions	(659,882,676)	(600,570,606)
Share transactions - net increase (decrease)	221,286,725	86,531,896
Total increase (decrease) in net assets	(329,872,908)	539,181,337
Net Assets
Beginning of period	5,997,330,469	5,458,149,132
End of period	$5,667,457,561	$5,997,330,469
Other Information
Undistributed net investment income end of period		$27,232,215

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Small Cap Opportunities Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.46	$14.42	$12.94	$13.83	$12.96
Income from Investment Operations
Net investment income (loss)A	.15	.16	.06	.06	.05
Net realized and unrealized gain (loss)	.12	2.44	1.52	(.22)	1.53
Total from investment operations	.27	2.60	1.58	(.16)	1.58
Distributions from net investment income	(.14)	(.12)	(.07)	(.05)	(.04)
Distributions from net realized gain	(1.55)	(1.45)	(.03)	(.68)	(.66)
Total distributions	(1.69)	(1.56)B	(.10)	(.73)C	(.71)
Net asset value, end of period	$14.04	$15.46	$14.42	$12.94	$13.83
Total ReturnD	1.98%	19.84%	12.22%	(.94)%	12.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	.66%	.85%	.77%
Expenses net of fee waivers, if any	- %G	- %G	.66%	.85%	.76%
Expenses net of all reductions	- %G	- %G	.65%	.84%	.76%
Net investment income (loss)	1.13%	1.10%	.42%	.46%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$5,667,458	$5,997,330	$2,509,347	$2,433,489	$2,647,013
Portfolio turnover rateH	59%	68%	58%	58%	59%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.56 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $1.447 per share.

 C Total distributions of $.71 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.664 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Small Cap Opportunities.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,185,253,134
Gross unrealized depreciation	(237,128,456)
Net unrealized appreciation (depreciation)	$948,124,678
Tax Cost	$4,903,847,934

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,526,334
Undistributed long-term capital gain	$304,309,115
Net unrealized appreciation (depreciation) on securities and other investments	$948,104,298

The Fund intends to elect to defer to its next fiscal year $52,700,691 of capital losses recognized during the period November 1, 2018 to July 31, 2019.

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$190,031,648	$ 45,798,335
Long-term Capital Gains	469,851,028	554,772,271
Total	$659,882,676	$ 600,570,606

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,289,658,202 and $3,693,613,109, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $188,659 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $6,639.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15,316 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $10,616,745. Total fees paid by the Fund to NFS, as lending agent, amounted to $9,328. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $54,684 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,430 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Series Small Cap Opportunities	$659,882,676	$–
From net investment income
Series Small Cap Opportunities	$–	$45,798,335
From net realized gain
Series Small Cap Opportunities	$–	$554,772,271

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2019	Year ended July 31, 2018
Series Small Cap Opportunities
Shares sold	37,656,564	239,100,798	$506,733,820	$3,373,951,145
Reinvestment of distributions	47,034,659	44,122,337	659,882,676	600,570,606
Shares redeemed	(68,970,531)	(69,346,858)	(945,329,771)	(1,011,412,547)
Net increase (decrease)	15,720,692	213,876,277	$221,286,725	$2,963,109,204
Class F
Shares sold	–	1,009,181	$–	$14,321,228
Shares redeemed	–	(204,251,733)	–	(2,890,898,536)
Net increase (decrease)	–	(203,242,552)	$–	$(2,876,577,308)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Series Small Cap Opportunities	-%-C
Actual		$1,000.00	$1,100.30	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay on September 16, 2019, to shareholders of record at the opening of business on September 13, 2019, a distribution of $0.771 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.085 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019 $433,678,075, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 14% and 37% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 16% and 37% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SMO-ANN-0919
1.839807.112

Fidelity® Series Real Estate Income Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Real Estate Income Fund	9.91%	6.60%	8.52%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Income Fund on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,896	Fidelity® Series Real Estate Income Fund
$28,858	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Investors in real estate securities experienced significant market volatility for the 12-month period ending July 31, 2019. In the fourth quarter of 2018, and especially in December, real estate investment trust (REIT) common stocks fell sharply before regaining their lost ground and more in January 2019. REIT stocks continued their strong performance in the period's second half, as falling interest rates generally made these higher-dividend securities more attractive to yield-seeking investors. For the full period, REIT common stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 13.55%. Health care, industrial and residential REITs were particularly strong performers, while retail-property owning REITs continued to struggle given retailers' ongoing business challenges. Meanwhile, real estate preferred stocks, as measured by the MSCI REIT Preferred Index, gained 7.04%. Real estate bonds, captured by the ICE BofAML® US Real Estate Index – a market-capitalization-weighted measure of investment grade corporate debt in the domestic real estate sector – gained 10.72%, benefiting from the steep drop in rates. Throughout the period, the fundamental backdrop for commercial real estate securities remained moderately favorable, with stable occupancy rates and gently rising cash flows at the individual property level, even if a modest increase in supply in certain markets and regions slowed the pace of cash-flow growth.

Comments from Co-Portfolio Manager Mark Snyderman:  For the fiscal year, the fund gained 9.91%, roughly in line with the 9.67% advance of the Fidelity Series Real Estate Income Composite Index℠. The Composite index is a 40/50/10 blend of the MSCI REIT Preferred Index, the ICE BofAML® U.S. Real Estate Index and FTSE® NAREIT® All REITs Index. We were happy with the fund's result in absolute terms the past 12 months, as we met our objective of generating an annualized return in mid-to-upper-single digits. We did particularly well with our real estate common stock holdings (+18%). The fund's REIT preferred stock investments gained 9%. On the fixed-income side, our securities generated a high return in absolute terms. Given our philosophy of limiting interest rate exposure, however, we were not surprised to see them lag in an environment of sharply falling interest rates and rallying bond values. For the 12 months, our commercial mortgage-backed securities (CMBS) portfolio gained 9%, while our high-yield real estate bond portfolio rose about 8% and our investment-grade bond portfolio advanced about 9%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2019, William Maclay assumed co-management responsibilities for the fund, joining Co-Manager Mark Snyderman.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2019

% of fund's net assets
Equity Lifestyle Properties, Inc.	1.3
American Tower Corp.	1.3
Apartment Investment & Management Co. Class A	1.2
Ventas, Inc.	1.2
Invesco Mortgage Capital, Inc. 7.50%	1.0
6.0

Top 5 Bonds as of July 31, 2019

% of fund's net assets
Senior Housing Properties Trust 4.75% 5/1/24	1.3
RWT Holdings, Inc. 5.625% 11/15/19	1.1
Kennedy-Wilson, Inc. 5.875% 4/1/24	1.0
Howard Hughes Corp. 5.375% 3/15/25	0.8
PennyMac Corp. 5.375% 5/1/20	0.7
4.9

Top Five REIT Sectors as of July 31, 2019

% of fund's net assets
REITs - Mortgage	19.2
REITs - Diversified	7.6
REITs - Health Care	6.7
REITs - Apartments	4.5
REITs - Management/Investment	2.9

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Common Stocks	14.6%
Preferred Stocks	22.3%
Bonds	44.4%
Convertible Securities	8.5%
Other Investments	5.3%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

 * Foreign investments - 1.9%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 14.6%
	Shares	Value
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Wyndham Destinations, Inc.	22,700	$1,068,262
FINANCIALS - 2.6%
Insurance - 0.1%
FNF Group	16,600	711,808
Mortgage Real Estate Investment Trusts - 2.5%
Anworth Mortgage Asset Corp.	35,512	136,721
Chimera Investment Corp.	108,200	2,086,096
Dynex Capital, Inc.	132,615	2,161,625
Ellington Financial LLC	135,600	2,370,288
Ellington Residential Mortgage REIT	39,900	453,264
Great Ajax Corp.	199,926	2,780,971
Hunt Companies Finance Trust, Inc.	17,008	57,317
MFA Financial, Inc.	1,051,900	7,552,642
New Residential Investment Corp.	307,200	4,819,968
Redwood Trust, Inc.	105,500	1,785,060
Two Harbors Investment Corp.	12,300	165,558
		24,369,510

TOTAL FINANCIALS		25,081,318

REAL ESTATE - 11.9%
Equity Real Estate Investment Trusts (REITs) - 11.7%
Acadia Realty Trust (SBI)	277,886	7,800,260
American Tower Corp.	57,600	12,189,312
Apartment Investment & Management Co. Class A	240,202	11,899,607
AvalonBay Communities, Inc.	14,800	3,090,092
Brixmor Property Group, Inc.	11,500	218,270
Cedar Realty Trust, Inc.	32,200	89,516
Colony Capital, Inc.	588,299	3,323,889
CoreSite Realty Corp.	6,300	660,303
Crown Castle International Corp.	49,800	6,636,348
DDR Corp.	161,300	2,298,525
Equinix, Inc.	9,600	4,820,160
Equity Lifestyle Properties, Inc.	99,200	12,325,583
Equity Residential (SBI)	43,600	3,439,604
Healthcare Realty Trust, Inc.	32,400	1,036,152
Healthcare Trust of America, Inc.	98,950	2,664,724
iStar Financial, Inc. (a)	153,300	2,023,560
Lexington Corporate Properties Trust	334,422	3,300,745
Mid-America Apartment Communities, Inc.	61,714	7,272,378
Monmouth Real Estate Investment Corp. Class A	97,000	1,337,630
NexPoint Residential Trust, Inc.	4,800	207,168
Omega Healthcare Investors, Inc.	23,800	863,940
Outfront Media, Inc.	28,765	781,833
Sabra Health Care REIT, Inc.	222,100	4,584,144
Safety Income and Growth, Inc.	24,200	795,454
Senior Housing Properties Trust (SBI)	257,600	2,112,320
Store Capital Corp.	57,600	1,970,496
Terreno Realty Corp.	27,280	1,332,901
UMH Properties, Inc.	67,400	886,310
Ventas, Inc.	170,528	11,474,829
VEREIT, Inc.	105,300	960,336
Washington REIT (SBI)	13,100	353,045
Weyerhaeuser Co.	36,300	922,383
		113,671,817
Real Estate Management & Development - 0.2%
Colony NorthStar Credit Real Estate, Inc.	112,500	1,822,500
Retail Value, Inc.	18,694	703,642
		2,526,142

TOTAL REAL ESTATE		116,197,959

TOTAL COMMON STOCKS
(Cost $108,152,966)		142,347,539

Preferred Stocks - 24.7%
Convertible Preferred Stocks - 2.4%
FINANCIALS - 1.0%
Mortgage Real Estate Investment Trusts - 1.0%
Great Ajax Corp. 7.25%	306,500	7,861,829
ZAIS Financial Corp. 7.00%	68,900	1,886,909
		9,748,738
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.3%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	8,241	319,668
Braemar Hotels & Resorts, Inc. 5.50%	17,783	332,542
iStar Financial, Inc. Series J, 4.50%	44,700	2,392,944
Lexington Corporate Properties Trust Series C, 6.50%	70,019	3,864,349
QTS Realty Trust, Inc. 6.50%	8,000	902,720
RLJ Lodging Trust Series A, 1.95%	38,600	1,026,760
Wheeler REIT, Inc. 8.75%	208,000	3,311,422
		12,150,405
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 7.012%	55,500	1,386,286
TOTAL REAL ESTATE		13,536,691

TOTAL CONVERTIBLE PREFERRED STOCKS		23,285,429

Nonconvertible Preferred Stocks - 22.3%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
American Finance Trust, Inc. 7.50%	7,700	196,350
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
DCP Midstream Partners LP:
7.95%	7,609	190,301
Series B, 7.875%	9,559	237,541
Enbridge, Inc. Series 1 4.00%	46,500	948,600
Energy Transfer Partners LP 7.60%	49,100	1,219,644
		2,596,086
FINANCIALS - 11.2%
Mortgage Real Estate Investment Trusts - 11.2%
AG Mortgage Investment Trust, Inc.:
8.00%	137,584	3,676,244
8.25%	1,300	33,800
AGNC Investment Corp.:
6.875%	102,000	2,606,100
Series B, 7.75%	29,100	742,050
Series C, 7.00%	61,500	1,589,775
Annaly Capital Management, Inc.:
6.75% (b)	90,000	2,309,400
Series D, 7.50%	81,400	2,091,980
Series F, 6.95%	206,600	5,315,818
Series G, 6.50%	118,900	2,954,665
Anworth Mortgage Asset Corp. Series A, 8.625%	108,738	2,822,110
Arbor Realty Trust, Inc.:
Series A, 8.25%	41,922	1,104,645
Series B, 7.75%	40,000	1,032,408
Series C, 8.50%	15,000	396,317
Arlington Asset Investment Corp.:
6.625%	31,528	770,544
8.25%	20,500	476,420
Armour Residential REIT, Inc. Series B, 7.875%	25,701	644,838
Capstead Mortgage Corp. Series E, 7.50%	51,316	1,304,453
Cherry Hill Mortgage Investment Corp.:
8.25%	33,800	866,970
Series A, 8.20%	61,500	1,583,625
Chimera Investment Corp.:
8.00%	103,500	2,685,825
Series A, 8.00%	36,200	955,680
Series B, 8.00%	328,858	8,662,120
Series C, 7.75%	180,098	4,583,494
Dynex Capital, Inc.:
Series A, 8.50%	96,313	2,462,232
Series B, 7.625%	47,335	1,182,902
Exantas Capital Corp. 8.625%	13,518	352,045
Invesco Mortgage Capital, Inc.:
7.50%	381,256	9,916,469
Series A, 7.75%	30,151	785,132
Series B, 7.75%	226,916	6,113,117
MFA Financial, Inc.:
8.00%	108,747	2,833,947
Series B, 7.50%	188,749	4,758,362
New Residential Investment Corp. Series A 7.50% (b)	63,400	1,680,734
New York Mortgage Trust, Inc.:
Series B, 7.75%	78,802	1,962,170
Series C, 7.875%	117,633	2,922,004
Series D, 8.00%	74,400	1,836,936
PennyMac Mortgage Investment Trust:
8.125%	71,400	1,909,950
Series B, 8.00%	115,387	3,060,063
Two Harbors Investment Corp.:
7.50%	113,333	2,888,972
7.75%	10,314	261,872
Series A, 8.125%	104,500	2,819,410
Series B, 7.625%	220,055	5,756,639
Series C, 7.25%	128,445	3,240,667
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	23,000	586,040
ZAIS Financial Corp. Series C 6.20%	80,000	2,040,800
		108,579,744
REAL ESTATE - 10.7%
Equity Real Estate Investment Trusts (REITs) - 10.7%
American Homes 4 Rent:
6.25%	17,800	486,029
Series D, 6.50%	40,000	1,101,200
Series E, 6.35%	47,200	1,307,440
Series F, 5.875%	44,883	1,213,187
Series G, 5.875%	34,800	930,552
Armada Hoffler Properties, Inc. 6.75% (b)	24,000	638,400
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	38,561	884,589
Series F, 7.375%	90,100	1,766,861
Series G, 7.375%	25,579	494,186
Series H, 7.50%	33,400	667,302
Series I, 7.50%	55,811	1,132,405
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	102,400	2,729,984
Series C, 7.625%	41,300	1,075,968
Series D, 7.125%	30,000	761,997
Braemar Hotels & Resorts, Inc. Series D, 8.25%	33,200	851,746
Brookfield Property REIT, Inc. 6.375%	767	19,328
Cedar Realty Trust, Inc.:
Series B, 7.25%	38,806	975,971
Series C, 6.50%	50,200	1,122,221
City Office REIT, Inc. Series A, 6.625%	25,500	675,750
Colony Capital, Inc.:
Series B, 8.25%	42,790	1,096,280
Series E, 8.75%	95,816	2,467,262
Series G, 7.50%	73,826	1,749,056
Series H, 7.125%	178,912	4,177,685
Series I, 7.15%	196,135	4,632,709
Series J, 7.15%	263,637	6,200,742
DDR Corp.:
Series J, 6.50%	70,181	1,788,212
Series K, 6.25%	25,489	665,008
Digital Realty Trust, Inc.:
Series C, 6.625%	16,000	426,080
Series G, 5.875%	28,270	720,885
Farmland Partners, Inc. Series B, 6.00%	110,000	2,634,511
Gladstone Commercial Corp. Series D, 7.00%	101,200	2,579,659
Gladstone Land Corp. Series A, 6.375%	11,000	282,700
Global Medical REIT, Inc. Series A, 7.50%	25,761	666,208
Global Net Lease, Inc. Series A, 7.25%	123,600	3,156,744
Government Properties Income Trust 5.875%	37,500	979,500
Hersha Hospitality Trust Series D, 6.50%	40,000	992,800
Investors Real Estate Trust Series C, 6.625%	54,100	1,391,993
iStar Financial, Inc.:
Series D, 8.00%	62,442	1,637,791
Series G, 7.65%	97,500	2,484,593
Series I, 7.50%	26,900	699,400
Jernigan Capital, Inc. Series B, 7.00%	49,292	1,284,057
Kimco Realty Corp. Series M, 5.25%	22,400	561,098
Monmouth Real Estate Investment Corp. Series C, 6.125%	79,780	1,985,820
National Retail Properties, Inc. Series E, 5.70%	46,124	1,171,550
National Storage Affiliates Trust Series A, 6.00%	11,300	296,625
Pebblebrook Hotel Trust:
6.30%	40,000	1,003,200
6.375%	47,339	1,189,629
Series C, 6.50%	71,130	1,840,133
Series D, 6.375%	50,000	1,339,500
Pennsylvania (REIT):
Series B, 7.375%	55,408	1,216,206
Series C, 7.20%	9,000	196,200
Series D, 6.875%	25,700	548,181
Plymouth Industrial REIT, Inc. Series A, 7.50%	28,400	728,173
Prologis, Inc. Series Q, 8.54%	15,800	1,102,366
PS Business Parks, Inc. Series U, 5.75%	102,483	2,643,549
Public Storage Series F, 5.15%	28,000	724,640
QTS Realty Trust, Inc. Series A, 7.125%	32,500	857,522
RAIT Financial Trust 7.625%	46,080	714,701
Rexford Industrial Realty, Inc.:
Series A, 5.875%	25,000	645,000
Series B, 5.875%	49,100	1,261,870
Saul Centers, Inc.:
Series C, 6.875%	40,477	1,070,617
Series D, 6.125%	15,033	383,943
Sotherly Hotels, Inc.:
Series B, 8.00%	12,000	303,000
Series C, 7.875%	18,100	456,120
Spirit Realty Capital, Inc. Series A, 6.00%	15,500	397,265
Stag Industrial, Inc. Series C, 6.875%	17,000	462,570
Summit Hotel Properties, Inc.:
Series D, 6.45%	40,000	1,044,800
Series E, 6.25%	45,237	1,179,329
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	8,000	216,640
Series F, 6.45%	16,000	424,000
Taubman Centers, Inc. Series K, 6.25%	19,561	510,542
UMH Properties, Inc.:
Series B, 8.00%	150,700	3,986,769
Series C, 6.75%	73,820	1,901,603
Series D, 6.375%	19,700	492,500
Urstadt Biddle Properties, Inc.:
Series G, 6.75%	33,500	860,947
Series H, 6.25%	48,000	1,306,560
VEREIT, Inc. Series F, 6.70%	230,722	5,922,634
Washington Prime Group, Inc.:
Series H, 7.50%	53,575	1,098,245
Series I, 6.875%	10,483	197,066
		103,790,104
Real Estate Management & Development - 0.0%
Brookfield Property Partners LP 6.50%	5,500	141,075
Landmark Infrastructure Partners LP Series B, 7.90%	20,800	522,394
		663,469
TOTAL REAL ESTATE		104,453,573
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35%	33,700	644,738

TOTAL NONCONVERTIBLE PREFERRED STOCKS		216,470,491

TOTAL PREFERRED STOCKS
(Cost $231,965,718)		239,755,920
	Principal Amount	Value

Corporate Bonds - 25.6%
Convertible Bonds - 6.1%
FINANCIALS - 5.8%
Diversified Financial Services - 0.4%
Granite Point Mortgage Trust, Inc.:
5.625% 12/1/22 (c)	2,620,000	2,688,840
6.375% 10/1/23	1,787,000	1,836,184
		4,525,024
Mortgage Real Estate Investment Trusts - 5.4%
Apollo Commercial Real Estate Finance, Inc. 5.375% 10/15/23	300,000	302,670
Arbor Realty Trust, Inc. 5.25% 7/1/21 (c)	520,000	538,865
Blackstone Mortgage Trust, Inc. 4.75% 3/15/23	1,600,000	1,662,524
Colony Financial, Inc.:
3.875% 1/15/21	5,220,000	5,128,634
5% 4/15/23	3,395,000	3,284,595
Exantas Capital Corp. 8% 1/15/20	1,810,000	1,875,703
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23	1,400,000	1,450,958
MFA Financial, Inc. 6.25% 6/15/24	2,660,000	2,708,722
PennyMac Corp. 5.375% 5/1/20	6,884,000	6,936,259
Redwood Trust, Inc.:
4.75% 8/15/23	1,673,000	1,667,641
5.625% 7/15/24	6,803,000	6,871,030
RWT Holdings, Inc. 5.625% 11/15/19	10,724,000	10,777,883
Starwood Property Trust, Inc. 4.375% 4/1/23	2,680,000	2,725,783
Two Harbors Investment Corp. 6.25% 1/15/22	780,000	792,651
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	5,835,000	5,821,398
		52,545,316
TOTAL FINANCIALS		57,070,340
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Realty Capital Properties, Inc. 3.75% 12/15/20	2,660,000	2,699,522

TOTAL CONVERTIBLE BONDS		59,769,862

Nonconvertible Bonds - 19.5%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	240,000	246,600
CONSUMER DISCRETIONARY - 5.6%
Hotels, Restaurants & Leisure - 0.8%
ESH Hospitality, Inc. 5.25% 5/1/25 (c)	3,460,000	3,559,475
FelCor Lodging LP 6% 6/1/25	1,260,000	1,319,850
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24	460,000	493,350
Times Square Hotel Trust 8.528% 8/1/26 (c)	1,834,554	2,142,281
		7,514,956
Household Durables - 4.8%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (c)	4,055,000	3,943,488
9.875% 4/1/27 (c)	3,540,000	3,752,400
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	1,720,000	1,573,800
6.75% 3/15/25	1,535,000	1,519,650
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (c)	1,060,000	1,070,727
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (c)	2,000,000	2,025,000
6.5% 12/15/20 (c)	2,425,000	2,425,000
Century Communities, Inc.:
5.875% 7/15/25	1,450,000	1,457,250
6.75% 6/1/27 (c)	1,620,000	1,672,650
KB Home 8% 3/15/20	2,395,000	2,460,863
LGI Homes, Inc. 6.875% 7/15/26 (c)	3,324,000	3,382,170
M/I Homes, Inc.:
5.625% 8/1/25	1,395,000	1,415,925
6.75% 1/15/21	735,000	740,513
Meritage Homes Corp.:
5.125% 6/6/27	885,000	918,188
6% 6/1/25	3,085,000	3,354,938
7% 4/1/22	2,005,000	2,190,463
7.15% 4/15/20	1,940,000	1,988,500
New Home Co. LLC 7.25% 4/1/22	2,515,000	2,401,825
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (c)	760,000	798,000
TRI Pointe Homes, Inc.:
5.25% 6/1/27	2,230,000	2,196,550
5.875% 6/15/24	1,090,000	1,136,325
William Lyon Homes, Inc.:
5.875% 1/31/25	1,915,000	1,915,000
6.625% 7/15/27 (c)	1,330,000	1,323,350
7% 8/15/22	1,245,000	1,246,868
		46,909,443
TOTAL CONSUMER DISCRETIONARY		54,424,399
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
C&S Group Enterprises LLC 5.375% 7/15/22 (c)	2,280,000	2,280,000
Cumberland Farms, Inc. 6.75% 5/1/25 (c)	365,000	386,900
		2,666,900
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Global Partners LP/GLP Finance Corp. 7% 8/1/27 (c)	2,000,000	2,005,000
FINANCIALS - 0.9%
Banks - 0.1%
HAT Holdings I LLC/HAT Holdings II LLC 5.25% 7/15/24 (c)	660,000	688,050
Capital Markets - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24	615,000	632,251
Diversified Financial Services - 0.6%
Brixmor Operating Partnership LP 3.85% 2/1/25	1,659,000	1,714,261
Five Point Operation Co. LP 7.875% 11/15/25 (c)	3,485,000	3,485,070
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	820,000	828,200
6.25% 2/1/22	280,000	287,734
		6,315,265
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 4.75% 3/15/25	700,000	710,360
TOTAL FINANCIALS		8,345,926
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Sabra Health Care LP/Sabra Capital Corp.:
4.8% 6/1/24	1,182,000	1,218,524
5.375% 6/1/23	4,040,000	4,099,873
		5,318,397
INDUSTRIALS - 0.2%
Building Products - 0.2%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (c)	1,390,000	1,442,125
REAL ESTATE - 11.8%
Equity Real Estate Investment Trusts (REITs) - 7.8%
American Homes 4 Rent:
4.25% 2/15/28	2,000,000	2,092,847
4.9% 2/15/29	500,000	549,571
ARC Properties Operating Partnership LP 4.6% 2/6/24	1,640,000	1,747,920
Care Capital Properties LP 5.125% 8/15/26	6,386,000	6,685,802
CBL & Associates LP:
4.6% 10/15/24	5,401,000	3,672,680
5.25% 12/1/23	3,500,000	2,555,000
5.95% 12/15/26	2,434,000	1,721,568
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,343,000	1,390,005
DDR Corp.:
3.625% 2/1/25	128,000	130,284
4.625% 7/15/22	117,000	121,524
Equinix, Inc. 5.375% 5/15/27	1,175,000	1,261,304
HCP, Inc.:
4% 6/1/25	2,000,000	2,109,800
4.25% 11/15/23	556,000	590,365
Healthcare Realty Trust, Inc. 3.75% 4/15/23	967,000	992,332
Hospitality Properties Trust 5% 8/15/22	823,000	858,081
iStar Financial, Inc.:
4.625% 9/15/20	1,140,000	1,151,400
5.25% 9/15/22	715,000	726,562
6% 4/1/22	1,490,000	1,527,250
Lexington Corporate Properties Trust:
4.25% 6/15/23	2,500,000	2,543,087
4.4% 6/15/24	385,000	394,759
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29	1,500,000	1,517,813
5% 10/15/27	4,130,000	4,274,550
5.25% 8/1/26	1,380,000	1,431,750
6.375% 3/1/24	790,000	829,500
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	579,000	601,739
4.5% 4/1/27	455,000	475,928
4.75% 1/15/28	1,479,000	1,570,066
4.95% 4/1/24	627,000	664,436
Regency Centers LP 3.6% 2/1/27	442,000	459,680
SBA Communications Corp. 4% 10/1/22	425,000	430,100
Select Income REIT:
4.15% 2/1/22	1,992,000	2,021,116
4.25% 5/15/24	890,000	899,838
4.5% 2/1/25	3,457,000	3,539,663
Senior Housing Properties Trust:
4.75% 5/1/24	11,978,000	12,251,386
4.75% 2/15/28	4,000,000	3,924,521
6.75% 4/15/20	576,000	580,190
6.75% 12/15/21	2,000,000	2,129,166
VEREIT Operating Partnership LP 4.875% 6/1/26	2,055,000	2,251,119
WP Carey, Inc.:
4% 2/1/25	344,000	355,748
4.25% 10/1/26	905,000	949,908
4.6% 4/1/24	1,968,000	2,097,090
		76,077,448
Real Estate Management & Development - 4.0%
Forestar Group, Inc. 8% 4/15/24 (c)	2,500,000	2,662,500
Greystar Real Estate Partners 5.75% 12/1/25 (c)	2,255,000	2,305,738
Howard Hughes Corp. 5.375% 3/15/25 (c)	7,465,000	7,651,625
Kennedy-Wilson, Inc. 5.875% 4/1/24	9,905,000	10,113,203
Mack-Cali Realty LP:
3.15% 5/15/23	5,000	4,701
4.5% 4/18/22	85,000	84,068
Mattamy Group Corp.:
6.5% 10/1/25 (c)	3,455,000	3,619,113
6.875% 12/15/23 (c)	2,420,000	2,510,750
Mid-America Apartments LP:
3.75% 6/15/24	337,000	350,781
4.3% 10/15/23	740,000	786,021
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (c)	1,345,000	1,402,163
5.75% 1/15/28 (c)(d)	1,500,000	1,552,500
5.875% 6/15/27 (c)	1,000,000	1,045,000
Washington Prime Group LP 5.95% 8/15/24	5,008,000	4,682,480
		38,770,643
TOTAL REAL ESTATE		114,848,091

TOTAL NONCONVERTIBLE BONDS		189,297,438

TOTAL CORPORATE BONDS
(Cost $244,599,486)		249,067,300

Asset-Backed Securities - 2.9%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (c)	1,740,000	1,962,410
Series 2015-SFR1 Class E, 5.639% 4/17/52 (c)	1,354,586	1,479,824
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (c)	1,624,000	1,823,518
Class XS, 0% 10/17/52 (c)(e)(f)(g)	928,762	9
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,288,313
Series 2002-2 Class M2, 9.163% 3/1/33	1,715,493	1,561,848
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	179,223	181,161
GPMT Ltd. Series 2019-FL2 Class D, 1 month U.S. LIBOR + 2.950% 5.275% 2/22/36 (c)(e)(h)	358,000	361,469
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.539% 5.8531% 7/17/34 (c)(e)(h)	1,099,000	1,100,537
Home Partners of America Trust:
Series 2016-2 Class F, 1 month U.S. LIBOR + 4.700% 7.0141% 10/17/33 (c)(e)(h)	607,000	607,349
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 4.6641% 7/17/37 (c)(e)(h)	604,000	603,996
Invitation Homes Trust Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 4.575% 6/17/37 (c)(e)(h)	1,000,000	999,469
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	2,460,041	1,788,217
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (c)	588,000	592,616
Series 2017-SFR1 Class F, 5.35% 8/17/34 (c)	526,000	541,651
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (c)	783,000	795,452
Series 2018-SFR2 Class F, 4.953% 8/17/35 (c)	598,000	612,499
Series 2018-SFR3 Class F, 5.368% 10/17/35 (c)	588,000	611,002
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 5.5627% 12/25/33 (e)	192,827	126,803
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 4.925% 1/17/35 (c)(e)(h)	994,000	993,996
Class F, 1 month U.S. LIBOR + 3.400% 5.725% 1/17/35 (c)(e)(h)	2,132,000	2,133,351
Tricon American Homes:
Series 2016-SFR1 Class F, 5.769% 11/17/33 (c)	1,310,000	1,350,699
Series 2017-SFR1 Class F, 5.151% 9/17/34 (c)	1,432,000	1,469,790
Series 2017-SFR2 Class F, 5.104% 1/17/36 (c)	628,000	649,898
Series 2018-SFR1 Class F, 4.96% 5/17/37 (c)	1,386,000	1,433,319
VB-S1 Issuer LLC:
Series 2016-1A Class F, 6.901% 6/15/46 (c)	1,453,000	1,504,825
Series 2018-1A Class F, 5.25% 2/15/48 (c)	2,044,000	2,021,128
TOTAL ASSET-BACKED SECURITIES
(Cost $27,834,481)		28,595,149

Collateralized Mortgage Obligations - 0.4%
Private Sponsor - 0.4%
FREMF Mortgage Trust: (Cost $3,390,987)
Series 2010-K6 Class B, 5.3604% 12/25/46 (c)(e)	811,000	818,477
Series 2010-K7 Class B, 5.5007% 4/25/20 (c)(e)	2,605,000	2,645,394
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,390,987)		3,463,871

Commercial Mortgage Securities - 21.6%
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (c)	588,000	530,630
Series 2018-BN12 Class D, 3% 5/15/61 (c)	299,000	263,564
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.2844% 9/10/28 (c)(e)	1,626,000	1,603,671
Class F, 4.2844% 9/10/28 (c)(e)	800,000	765,517
BX Commercial Mortgage Trust floater Series 2018-BIOA Class F, 1 month U.S. LIBOR + 2.471% 4.7961% 3/15/37 (c)(e)(h)	2,000,000	2,010,001
BX Trust floater:
Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 4.375% 11/15/35 (c)(e)(h)	1,381,422	1,388,782
Class H, 1 month U.S. LIBOR + 3.000% 5.325% 11/15/35 (c)(e)(h)	1,262,040	1,268,765
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 5.925% 4/15/34 (c)(e)(h)	819,000	825,158
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (c)(e)	651,000	665,058
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 5.575% 12/15/37 (c)(e)(h)	1,021,000	1,033,778
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.4883% 4/10/29 (c)(e)	806,000	814,975
Class F, 5.4883% 4/10/29 (c)(e)	1,890,000	1,866,602
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (c)	2,188,000	1,982,757
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class E, 3.7859% 4/10/28 (c)(e)	561,000	563,597
CGMS Commercial Mortgage Trust Series 2017-MDRB Class E, 1 month U.S. LIBOR + 3.872% 6.1965% 7/15/30 (c)(e)(h)	1,154,000	1,145,432
CHC Commercial Mortgage Trust floater Series 2019-CHC Class F, 1 month U.S. LIBOR + 2.608% 5.0082% 6/15/34 (c)(e)(h)	1,000,000	993,303
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2151% 9/10/46 (c)(e)	2,496,000	2,620,038
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.350% 6.675% 7/15/27 (c)(e)(h)	567,000	566,679
Series 2016-C3 Class D, 3% 11/15/49 (c)	2,911,000	2,415,353
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 5.375% 9/15/33 (c)(e)(h)	735,000	735,853
Class G, 1 month U.S. LIBOR + 5.056% 7.3813% 9/15/33 (c)(e)(h)	735,000	707,211
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (c)	2,000,000	1,704,510
Series 2012-CR1:
Class C, 5.3203% 5/15/45 (e)	3,000,000	3,134,085
Class D, 5.3203% 5/15/45 (c)(e)	1,917,000	1,948,697
Class G, 2.462% 5/15/45 (c)	1,133,000	913,124
Series 2012-LC4:
Class C, 5.5379% 12/10/44 (e)	780,000	812,694
Class D, 5.5379% 12/10/44 (c)(e)	2,371,000	2,069,675
Series 2013-CR10 Class D, 4.7893% 8/10/46 (c)(e)	1,756,000	1,779,182
Series 2013-CR12 Class D, 5.0801% 10/10/46 (c)(e)	2,900,000	2,510,987
Series 2013-LC6 Class D, 4.2621% 1/10/46 (c)(e)	2,732,000	2,792,048
Series 2014-UBS2 Class D, 5.0023% 3/10/47 (c)(e)	537,000	504,468
Series 2016-CD1 Class D, 2.7677% 8/10/49 (c)(e)	2,104,000	1,863,679
Series 2017-CD4 Class D, 3.3% 5/10/50 (c)	1,161,000	1,052,248
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 4.5166% 5/10/43 (c)(e)	1,050,137	1,041,852
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.831% 8/15/45 (c)(e)	836,000	850,604
Class F, 4.25% 8/15/45 (c)	783,000	694,796
Core Industrial Trust:
Series 2015-TEXW Class F, 3.8487% 2/10/34 (c)(e)	2,429,000	2,475,885
Series 2015-WEST Class F, 4.2268% 2/10/37 (c)(e)	2,496,000	2,649,027
Credit Suisse Mortgage Trust floater:
Series 2019-ICE4 Class F, 1 month U.S. LIBOR + 2.650% 4.975% 5/15/36 (c)(e)(h)	1,617,000	1,628,125
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 5.925% 1/15/34 (c)(e)(h)	1,342,000	1,354,584
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4701% 6/15/50 (c)	1,717,000	1,645,507
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (c)(e)	1,206,000	1,215,513
Series 2017-CX9 Class D, 4.1553% 9/15/50 (c)(e)	432,000	412,083
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 4.9345% 1/10/34 (c)(e)	1,000,000	1,031,080
Class E, 4.9345% 1/10/34 (c)(e)	2,047,000	2,060,801
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.6984% 11/10/46 (c)(e)	2,745,000	2,842,169
Class G, 4.652% 11/10/46 (c)	2,640,000	2,498,459
Series 2011-LC3A Class D, 5.3338% 8/10/44 (c)(e)	728,000	753,504
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.5734% 12/25/43 (e)(f)	4,947,000	167,928
Series K012 Class X3, 2.2522% 1/25/41 (e)(f)	2,799,977	87,285
Series K013 Class X3, 2.8144% 1/25/43 (e)(f)	4,806,000	190,820
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 5.2479% 11/21/35 (c)(e)(h)	1,500,000	1,511,250
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 4.925% 7/15/35 (c)(e)(h)	669,000	667,113
Series 2010-C2 Class D, 5.1804% 12/10/43 (c)(e)	2,000,000	2,056,833
Series 2011-GC5:
Class D, 5.3902% 8/10/44 (c)(e)	2,516,000	2,475,672
Class E, 5.3902% 8/10/44 (c)(e)	756,000	685,287
Class F, 4.5% 8/10/44 (c)	588,000	407,687
Series 2012-GC6:
Class C, 5.6514% 1/10/45 (c)(e)	2,400,000	2,530,625
Class D, 5.6514% 1/10/45 (c)(e)	1,816,000	1,858,773
Class E, 5% 1/10/45 (c)(e)	2,805,000	2,581,826
Series 2012-GCJ7:
Class C, 5.686% 5/10/45 (e)	3,500,000	3,679,825
Class D, 5.686% 5/10/45 (c)(e)	3,425,000	3,407,575
Class E, 5% 5/10/45 (c)	975,966	723,173
Series 2012-GCJ9:
Class D, 4.744% 11/10/45 (c)(e)	1,507,000	1,535,579
Class E, 4.744% 11/10/45 (c)(e)	333,000	315,389
Series 2013-GC14 Class D, 4.7486% 8/10/46 (c)(e)	320,000	326,134
Series 2013-GC16:
Class D, 5.3106% 11/10/46 (c)(e)	3,250,000	3,494,185
Class F, 3.5% 11/10/46 (c)	1,428,000	1,130,025
Series 2016-GS2 Class D, 2.753% 5/10/49 (c)	1,964,000	1,741,571
Series 2016-GS3 Class D, 2.62% 10/10/49 (c)	602,000	528,888
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (c)	5,523,000	5,556,021
Series 2016-RENT:
Class E, 4.0667% 2/10/29 (c)(e)	2,614,000	2,625,556
Class F, 4.0667% 2/10/29 (c)(e)	3,803,000	3,794,320
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.1935% 11/5/38 (c)(e)	1,460,000	1,460,020
Series 2016-SFP Class F, 6.1552% 11/5/35 (c)	4,443,000	4,493,169
IMT Trust Series 2017-APTS:
Class EFX, 3.4966% 6/15/34 (c)(e)	1,589,000	1,569,440
Class FFL, 1 month U.S. LIBOR + 2.850% 5.175% 6/15/34 (c)(e)(h)	664,000	665,666
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (c)	504,000	529,662
Invitation Homes Trust floater:
Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 4.5641% 7/17/37 (c)(e)(h)	1,491,000	1,490,198
Series 2018-SFR4 Class F, 1 month U.S. LIBOR + 2.200% 4.5141% 1/17/38 (c)(e)(h)	590,000	588,305
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (c)	1,526,000	1,282,792
Series 2014-C26 Class D, 3.9083% 1/15/48 (c)(e)	602,000	580,427
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4406% 12/15/49 (c)(e)	1,809,000	1,622,629
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.092% 12/15/49 (c)(e)	1,308,000	1,176,880
Series 2018-C8 Class D, 3.245% 6/15/51 (c)(e)	302,000	272,500
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX:
Class C, 5.1317% 6/15/45 (e)	1,240,000	1,287,463
Class E, 5.1317% 6/15/45 (c)(e)	1,078,000	1,036,932
Class G 4% 6/15/45 (c)	805,000	485,925
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.6637% 2/15/46 (c)(e)	3,311,000	3,172,423
Class G, 4.409% 2/15/46 (c)(e)	1,680,000	1,452,312
Class H, 4.409% 2/15/46 (c)(e)	1,320,000	1,093,801
Series 2011-C4 Class E, 5.5352% 7/15/46 (c)(e)	1,390,000	1,448,560
Series 2013-LC11:
Class D, 4.168% 4/15/46 (e)	1,229,000	1,096,227
Class F, 3.25% 4/15/46 (c)(e)	482,000	199,804
Series 2014-DSTY Class E, 3.8046% 6/10/27 (c)(e)	924,000	299,199
Series 2015-UES Class F, 3.621% 9/5/32 (c)(e)	1,843,000	1,833,967
Series 2018-AON Class F, 4.6132% 7/5/31 (c)(e)	904,000	892,304
Kref Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.550% 4.8641% 6/15/36 (c)(e)(h)	440,000	440,233
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.5946% 5/12/39 (e)	364,291	366,825
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.6844% 8/15/45 (c)(e)	670,000	690,002
Series 2012-C6 Class D, 4.6084% 11/15/45 (c)(e)	2,000,000	2,068,898
Series 2013-C12 Class D, 4.7657% 10/15/46 (c)(e)	1,500,000	1,536,481
Series 2013-C13:
Class D, 4.9079% 11/15/46 (c)(e)	2,935,000	3,060,713
Class E, 4.9079% 11/15/46 (c)(e)	621,000	574,760
Series 2013-C7:
Class D, 4.2393% 2/15/46 (c)(e)	998,000	968,436
Class E, 4.2393% 2/15/46 (c)(e)	1,490,000	1,290,242
Series 2013-C9 Class C, 4.0362% 5/15/46 (e)	588,000	599,608
Series 2016-C30 Class D, 3% 9/15/49 (c)	963,000	809,258
Series 2016-C31 Class D, 3% 11/15/49 (c)(e)	1,500,000	1,227,898
Series 2016-C32 Class D, 3.396% 12/15/49 (c)	1,071,000	918,902
Morgan Stanley Capital I Trust:
floater Series 2019-AGLN Class G, 1 month U.S. LIBOR + 3.150% 5.475% 3/15/34 (c)(e)(h)	987,000	991,936
Series 1998-CF1 Class G, 7.0549% 7/15/32 (c)(e)	239,479	209,983
Series 2011-C2:
Class D, 5.4847% 6/15/44 (c)(e)	2,382,000	2,421,173
Class E, 5.4847% 6/15/44 (c)(e)	2,396,000	2,364,339
Class F, 5.4847% 6/15/44 (c)(e)	1,467,000	1,343,377
Class XB, 0.5352% 6/15/44 (c)(e)(f)	44,940,773	258,890
Series 2011-C3:
Class E, 5.1107% 7/15/49 (c)(e)	613,000	605,490
Class F, 5.1107% 7/15/49 (c)(e)	572,000	548,428
Class G, 5.1107% 7/15/49 (c)(e)	922,600	831,221
Series 2012-C4 Class D, 5.4196% 3/15/45 (c)(e)	1,640,000	1,617,428
Series 2015-MS1 Class D, 4.0308% 5/15/48 (c)(e)	1,922,000	1,821,771
Series 2015-UBS8 Class D, 3.18% 12/15/48 (c)	987,000	876,572
Series 2016-BNK2 Class C, 3% 11/15/49 (c)	2,312,000	2,084,200
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.927% 9.2515% 8/15/19 (c)(e)(h)	1,174,056	1,183,920
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 6.575% 8/15/34 (c)(e)(h)	2,002,284	2,016,065
MSCCG Trust floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 4.475% 10/15/37 (c)(e)(h)	882,000	885,308
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (c)	3,685,600	3,770,977
Class E, 6.8087% 11/15/34 (c)	1,746,750	1,716,088
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (c)(e)	1,000,000	1,025,579
Natixis Commercial Mortgage Securities Trust floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 5.145% 6/15/35 (c)(e)(h)	315,000	315,770
Class WAN2, 1 month U.S. LIBOR + 3.750% 6.145% 6/15/35 (c)(e)(h)	113,725	113,147
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (c)	1,110,337	1,359,160
ReadyCap Commercial Mortgage Trust floater Series 2019-FL3 Class D, 1 month U.S. LIBOR + 2.900% 5.166% 3/25/34 (c)(e)(h)	561,000	550,856
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.5432% 5/10/45 (c)(e)	645,000	651,448
Class E, 5% 5/10/45 (c)(e)	1,165,000	1,076,147
Class F, 5% 5/10/45 (c)(e)	399,000	314,325
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (c)(e)	1,817,000	1,769,062
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.7606% 10/15/45 (c)(e)	492,000	507,659
Class E, 4.7606% 10/15/45 (c)(e)	1,445,000	1,438,863
Class F, 4.7606% 10/15/45 (c)(e)	774,000	717,205
Series 2016-BNK1 Class D, 3% 8/15/49 (c)	1,260,000	1,055,098
Series 2016-C35 Class D, 3.142% 7/15/48 (c)	3,317,000	2,784,642
Series 2016-NXS6 Class D, 3.059% 11/15/49 (c)	906,000	796,218
Series 2017-C38 Class D, 3% 7/15/50 (c)(e)	757,000	651,385
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (c)	2,100,000	2,166,954
Class D, 5.683% 3/15/44 (c)(e)	1,000,000	852,223
Series 2011-C5:
Class C, 5.6691% 11/15/44 (c)(e)	1,250,000	1,314,679
Class E, 5.6691% 11/15/44 (c)(e)	693,000	709,546
Class F, 5.25% 11/15/44 (c)(e)	2,000,000	1,863,459
Class G, 5.25% 11/15/44 (c)(e)	1,000,000	886,949
Series 2012-C7 Class D, 4.8147% 6/15/45 (c)(e)	620,000	600,006
Series 2012-C8 Class E, 4.89% 8/15/45 (c)(e)	524,000	532,026
Series 2013-C16 Class D, 5.0262% 9/15/46 (c)(e)	673,000	658,559
Series 2013-UBS1 Class D, 4.74% 3/15/46 (c)(e)	859,000	868,959
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (c)(e)	1,168,000	990,178
Class PR2, 3.516% 6/5/35 (c)(e)	459,000	371,694
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $196,776,488)		210,157,273

Bank Loan Obligations - 5.3%
COMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.24% 4/11/25 (e)(h)	3,366,732	3,355,992
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.6%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.9844% 12/22/24 (e)(h)	849,259	841,963
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.2344% 8/30/23 (e)(h)	2,360,945	2,362,409
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2718% 6/10/22 (e)(h)	732,878	732,065
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.98% 4/27/24 (e)(h)	1,563,597	1,501,835
Wyndham Destinations, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4844% 5/31/25 (e)(h)	451,588	449,330
		5,887,602
Multiline Retail - 0.1%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.7706% 6/23/23 (e)(h)	925,463	800,211

TOTAL CONSUMER DISCRETIONARY		6,687,813

CONSUMER STAPLES - 0.6%
Food & Staples Retailing - 0.6%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.2344% 6/22/23 (e)(h)	3,082,791	3,086,953
3 month U.S. LIBOR + 3.000% 5.3113% 12/21/22 (e)(h)	3,060,562	3,065,765
		6,152,718
ENERGY - 0.7%
Energy Equipment & Services - 0.2%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.49% 6/1/25 (e)(h)	1,485,000	1,453,444
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.0799% 12/19/20 (e)(h)	4,362,106	4,118,570
TPF II Power LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.9844% 10/2/23 (e)(h)	963,250	965,360
		5,083,930

TOTAL ENERGY		6,537,374

FINANCIALS - 0.5%
Diversified Financial Services - 0.2%
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (e)(g)	1,629,000	1,674,938
Mortgage Real Estate Investment Trusts - 0.1%
Apollo Commercial Real Estate Finance, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.075% 5/7/26 (e)(h)	540,000	537,975
Blackstone Mortgage Trust, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.7411% 4/16/26 (e)(h)	830,000	833,113
		1,371,088
Real Estate Management & Development - 0.1%
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.2344% 3/23/25 (e)(h)	437,738	437,646
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.2344% 12/5/20 (e)(h)	1,007,062	1,002,863

TOTAL FINANCIALS		4,486,535

INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.3%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2344% 2/27/25 (e)(h)	2,931,208	2,920,216
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.7344% 12/20/24 (e)(h)	538,445	540,329
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 3.9691% 2/6/22 (e)(g)(h)	5,000,000	4,875,000
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.0883% 6/28/23 (e)(h)	2,621,580	2,628,134
		7,503,134
Real Estate Management & Development - 0.7%
Capital Automotive LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.74% 3/24/24 (e)(h)	605,603	604,198
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.4844% 8/21/25 (e)(h)	4,771,950	4,786,886
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.2715% 12/22/24 (e)(h)	1,765,000	1,760,305
		7,151,389

TOTAL REAL ESTATE		14,654,523

UTILITIES - 0.6%
Electric Utilities - 0.2%
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9844% 1/30/24 (e)(h)	1,856,919	1,827,524
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9844% 1/30/24 (e)(h)	104,733	103,075
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.74% 12/2/21 (e)(h)	248,874	237,675
		2,168,274
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.9844% 4/13/23 (e)(h)	1,295,824	1,294,204
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 9.3299% 10/18/22 (e)(h)	2,552,215	2,520,313
		3,814,517

TOTAL UTILITIES		5,982,791

TOTAL BANK LOAN OBLIGATIONS
(Cost $51,550,017)		51,318,291
	Shares	Value

Money Market Funds - 4.6%
Fidelity Cash Central Fund 2.43% (i)	44,183,615	44,192,452
Fidelity Securities Lending Cash Central Fund 2.43% (i)(j)	229,477	229,500
TOTAL MONEY MARKET FUNDS
(Cost $44,418,326)		44,421,952
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $908,688,469)		969,127,295
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,514,086
NET ASSETS - 100%		$971,641,381

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $288,205,971 or 29.7% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Level 3 security

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$685,067
Fidelity Securities Lending Cash Central Fund	30
Total	$685,097

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,264,612	$1,264,612	$--	$--
Energy	2,596,086	2,596,086	--	--
Financials	143,409,800	133,661,062	9,748,738	--
Real Estate	234,188,223	220,651,532	13,536,691	--
Utilities	644,738	644,738	--	--
Corporate Bonds	249,067,300	--	249,067,300	--
Asset-Backed Securities	28,595,149	--	28,595,140	9
Collateralized Mortgage Obligations	3,463,871	--	3,463,871	--
Commercial Mortgage Securities	210,157,273	--	210,157,273	--
Bank Loan Obligations	51,318,291	--	44,768,353	6,549,938
Money Market Funds	44,421,952	44,421,952	--	--
Total Investments in Securities:	$969,127,295	$403,239,982	$559,337,366	$6,549,947

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	2.2%
BBB	8.6%
BB	16.2%
B	11.8%
CCC,CC,C	1.4%
Not Rated	15.3%
Equities	39.3%
Short-Term Investments and Net Other Assets	4.9%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $224,400) — See accompanying schedule: Unaffiliated issuers (cost $864,270,143)	$924,705,343
Fidelity Central Funds (cost $44,418,326)	44,421,952
Total Investment in Securities (cost $908,688,469)		$969,127,295
Receivable for investments sold		1,507,502
Receivable for fund shares sold		190,223
Dividends receivable		310,597
Interest receivable		4,906,909
Distributions receivable from Fidelity Central Funds		91,216
Total assets		976,133,742
Liabilities
Payable for investments purchased
Regular delivery	$2,585,664
Delayed delivery	1,500,000
Payable for fund shares redeemed	169,976
Other payables and accrued expenses	7,221
Collateral on securities loaned	229,500
Total liabilities		4,492,361
Net Assets		$971,641,381
Net Assets consist of:
Paid in capital		$895,362,073
Total distributable earnings (loss)		76,279,308
Net Assets		$971,641,381
Net Asset Value and Maximum Offering Price

Net Asset Value, offering price and redemption price per share ($971,641,381 ÷ 86,662,345 shares)		$11.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$20,208,767
Interest		31,516,786
Income from Fidelity Central Funds (including $30 from security lending)		685,097
Total income		52,410,650
Expenses
Custodian fees and expenses	$15,359
Independent trustees' fees and expenses	5,086
Miscellaneous	2,757
Total expenses before reductions	23,202
Expense reductions	(7,655)
Total expenses after reductions		15,547
Net investment income (loss)		52,395,103
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,804,912
Fidelity Central Funds	38
Foreign currency transactions	(59)
Total net realized gain (loss)		10,804,891
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	25,145,488
Fidelity Central Funds	(91)
Total change in net unrealized appreciation (depreciation)		25,145,397
Net gain (loss)		35,950,288
Net increase (decrease) in net assets resulting from operations		$88,345,391

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$52,395,103	$48,424,597
Net realized gain (loss)	10,804,891	16,351,331
Change in net unrealized appreciation (depreciation)	25,145,397	(32,584,399)
Net increase (decrease) in net assets resulting from operations	88,345,391	32,191,529
Distributions to shareholders	(66,053,733)	–
Distributions to shareholders from net investment income	–	(49,000,695)
Distributions to shareholders from net realized gain	–	(12,651,932)
Total distributions	(66,053,733)	(61,652,627)
Share transactions - net increase (decrease)	41,961,888	36,122,209
Total increase (decrease) in net assets	64,253,546	6,661,111
Net Assets
Beginning of period	907,387,835	900,726,724
End of period	$971,641,381	$907,387,835
Other Information
Undistributed net investment income end of period		$6,659,140

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Real Estate Income Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$11.34	$11.43	$11.13	$11.47
Income from Investment Operations
Net investment income (loss)A	.61	.59	.55	.52	.56
Net realized and unrealized gain (loss)	.42	(.20)	.06	.42	(.01)
Total from investment operations	1.03	.39	.61	.94	.55
Distributions from net investment income	(.62)	(.60)	(.52)	(.53)	(.61)
Distributions from net realized gain	(.17)	(.16)	(.18)	(.11)	(.29)
Total distributions	(.79)	(.76)	(.70)	(.64)	(.89)B
Net asset value, end of period	$11.21	$10.97	$11.34	$11.43	$11.13
Total ReturnC	9.91%	3.61%	5.65%	8.93%	5.05%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	.63%	.77%	.77%
Expenses net of fee waivers, if any	- %F	- %F	.63%	.77%	.77%
Expenses net of all reductions	- %F	- %F	.63%	.77%	.77%
Net investment income (loss)	5.67%	5.36%	4.89%	4.81%	5.03%
Supplemental Data
Net assets, end of period (000 omitted)	$971,641	$907,388	$423,538	$411,102	$401,861
Portfolio turnover rateG	16%	27%	24%	24%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.89 per share is comprised of distributions from net investment income of $.606 and distributions from net realized gain of $.288 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Real Estate Income.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$73,527,084
Gross unrealized depreciation	(16,522,546)
Net unrealized appreciation (depreciation)	$57,004,538
Tax Cost	$912,122,757

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,989,456
Undistributed long-term capital gain	$7,373,734
Net unrealized appreciation (depreciation) on securities and other investments	$57,004,538

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$53,148,092	$ 49,000,695
Long-term Capital Gains	12,905,641	12,651,932
Total	$66,053,733	$ 61,652,627

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $144,656,406 and $139,258,920, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,444 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,470 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,655.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders	$66,053,733	$ -
From net investment income	$–	$49,000,695
From net realized gain	$–	$12,651,932

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2019	Year ended July 31, 2018
Series Real Estate Income
Shares sold	6,193,639	48,557,771	$67,097,399	$549,896,778
Reinvestment of distributions	6,181,072	5,626,052	66,053,733	61,652,627
Shares redeemed	(8,439,782)	(8,801,423)	(91,189,244)	(97,080,019)
Net increase (decrease)	3,934,929	45,382,400	$41,961,888	$514,469,386
Class F
Shares sold	–	191,320	$–	$2,169,843
Shares redeemed	–	(42,260,435)	–	(480,517,020)
Net increase (decrease)	–	(42,069,115)	$–	$(478,347,177)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel and Michael E. Wiley, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA,B	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period February 1, 2019 to July 31, 2019C,D
Series Real Estate Income	- %
Actual		$1,000.00	$1,071.40	$-
HypotheticalE		$1,000.00	$1,024.79	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay on September 9, 2019, to shareholders of record at the opening of business on September 6, 2019, a distribution of $0.095 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.165 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $9,843,060, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SRE-ANN-0919
1.924310.107

Fidelity® Series Blue Chip Growth Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Blue Chip Growth Fund	11.85%	15.68%	15.80%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Blue Chip Growth Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$23,180	Fidelity® Series Blue Chip Growth Fund
$21,744	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year, the fund returned 11.85%, ahead of the 10.82% result of the Russell 1000® Growth Index. An out-of-benchmark private investment in e-cigarette maker JUUL Labs was the fund’s top contributor. JUUL’s success in penetrating the U.S. market supported a higher valuation for this position. As the largest industry participant, JUUL has been a focus of the U.S. Food and Drug Administration, which called teen vaping an "epidemic." Elsewhere, choices in information technology and an underweighting in industrials also contributed, as did overweightings in semiconductor designer Marvell Technology group and apparel company Lululemon Athletica. Conversely, security selection in consumer discretionary and materials hurt the fund’s relative return, as did positioning in communication services and energy. Among individual positions, an overweighting in Nvidia (-31%) stood out to the downside, as the designer of graphics chips grappled with excess inventory amid a slowdown in capital spending from some of its customers. An outsized stake in Activision Blizzard (-33%) also detracted, as the video-gaming company faced strong competition from the blockbuster online game Fortnite.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Alphabet, Inc. Class A	7.4
Amazon.com, Inc.	6.7
Microsoft Corp.	5.4
Apple, Inc.	5.2
Facebook, Inc. Class A	4.3
JUUL Labs, Inc. Series C	3.3
Marvell Technology Group Ltd.	2.6
Salesforce.com, Inc.	2.3
Visa, Inc. Class A	2.3
lululemon athletica, Inc.	1.7
41.2

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Information Technology	33.9
Consumer Discretionary	22.5
Communication Services	16.4
Health Care	12.7
Consumer Staples	5.9

Asset Allocation (% of fund's net assets)

As of July 31, 2019 *
Stocks	94.7%
Convertible Securities	5.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 11.5%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
COMMUNICATION SERVICES - 16.4%
Entertainment - 3.3%
Activision Blizzard, Inc.	517,428	$25,219,441
Netflix, Inc. (a)	241,246	77,920,046
Nintendo Co. Ltd.	13,200	4,856,187
Nintendo Co. Ltd. ADR	45,900	2,120,121
Take-Two Interactive Software, Inc. (a)	57,100	6,995,892
The Walt Disney Co.	471,900	67,486,419
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	3,128,633	10,042,912
		194,641,018
Interactive Media & Services - 12.8%
Alphabet, Inc. Class A (a)	356,413	434,182,313
ANGI Homeservices, Inc. Class A (a)	7,798	108,002
CarGurus, Inc. Class A (a)	139,588	5,202,445
Facebook, Inc. Class A (a)	1,291,355	250,819,882
IAC/InterActiveCorp (a)	15,000	3,585,750
Match Group, Inc. (e)	72,000	5,420,880
Snap, Inc. Class A (a)(e)	393,100	6,604,080
Tencent Holdings Ltd.	482,400	22,476,450
Twitter, Inc. (a)	470,800	19,919,548
Zillow Group, Inc. Class C (a)(e)	25,600	1,278,976
		749,598,326
Media - 0.1%
Sinclair Broadcast Group, Inc. Class A	67,400	3,386,850
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	132,300	10,548,279

TOTAL COMMUNICATION SERVICES		958,174,473

CONSUMER DISCRETIONARY - 22.0%
Auto Components - 0.0%
Aptiv PLC	24,900	2,182,485
Automobiles - 1.2%
Tesla, Inc. (a)(e)	287,437	69,447,654
Diversified Consumer Services - 0.0%
Afya Ltd.	51,700	1,495,164
Hotels, Restaurants & Leisure - 2.7%
Chipotle Mexican Grill, Inc. (a)	7,200	5,727,816
Churchill Downs, Inc.	15,700	1,878,505
Dunkin' Brands Group, Inc.	7,500	601,200
Eldorado Resorts, Inc. (a)	276,600	12,480,192
Hilton Grand Vacations, Inc. (a)	241,000	7,880,700
Kambi Group PLC (a)	126,200	1,619,749
McDonald's Corp.	1,200	252,864
Planet Fitness, Inc. (a)	177,200	13,938,552
PlayAGS, Inc. (a)	248,300	4,658,108
Restaurant Brands International, Inc.	169,900	12,512,714
Royal Caribbean Cruises Ltd.	124,300	14,461,062
Sea Ltd. ADR (a)	922,600	32,383,260
Shake Shack, Inc. Class A (a)	67,900	5,069,414
Starbucks Corp.	261,200	24,733,028
Vail Resorts, Inc.	12,800	3,155,456
Wynn Resorts Ltd.	132,000	17,169,240
		158,521,860
Household Durables - 0.4%
D.R. Horton, Inc.	109,200	5,015,556
Mohawk Industries, Inc. (a)	91,664	11,429,584
Roku, Inc. Class A (a)	69,300	7,160,769
		23,605,909
Internet & Direct Marketing Retail - 9.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	275,000	47,605,250
Amazon.com, Inc. (a)	210,280	392,546,498
Chewy, Inc. (e)	33,200	1,114,192
JD.com, Inc. sponsored ADR (a)	540,200	16,157,382
MakeMyTrip Ltd. (a)	49,000	1,253,910
Meituan Dianping Class B	1,454,652	11,762,588
MercadoLibre, Inc. (a)	21,800	13,546,956
Ocado Group PLC (a)	91,500	1,385,907
Pinduoduo, Inc. ADR (e)	651,700	14,513,359
The Booking Holdings, Inc. (a)	20,000	37,732,200
The Honest Co., Inc. (a)(c)(d)	71,609	1,051,220
The RealReal, Inc. (e)	215,800	5,297,890
Wayfair LLC Class A (a)	139,600	18,309,936
		562,277,288
Multiline Retail - 0.9%
Dollar General Corp.	21,000	2,814,420
Dollar Tree, Inc. (a)	357,700	36,395,975
Dollarama, Inc.	53,200	1,971,117
Ollie's Bargain Outlet Holdings, Inc. (a)	32,100	2,718,549
Target Corp.	87,700	7,577,280
		51,477,341
Specialty Retail - 3.5%
American Eagle Outfitters, Inc.	283,600	5,016,884
Burlington Stores, Inc. (a)	76,600	13,845,450
Carvana Co. Class A (a)(e)	130,700	8,307,292
Five Below, Inc. (a)	69,500	8,163,470
Floor & Decor Holdings, Inc. Class A (a)	223,500	8,750,025
IAA Spinco, Inc. (a)	15,000	701,250
John David Group PLC	77,900	615,583
Lowe's Companies, Inc.	517,500	52,474,500
RH (a)(e)	277,418	38,672,069
The Children's Place Retail Stores, Inc.	31,700	3,096,139
The Home Depot, Inc.	207,214	44,279,560
TJX Companies, Inc.	147,100	8,025,776
Ulta Beauty, Inc. (a)	32,100	11,210,925
		203,158,923
Textiles, Apparel & Luxury Goods - 3.7%
adidas AG	37,035	11,870,897
Allbirds, Inc. (c)(d)	8,081	404,777
Canada Goose Holdings, Inc. (a)	61,600	2,884,904
Capri Holdings Ltd. (a)	192,100	6,836,839
Crocs, Inc. (a)	90,800	2,074,780
lululemon athletica, Inc. (a)	526,568	100,621,879
LVMH Moet Hennessy Louis Vuitton SE	16,700	6,898,088
Moncler SpA	167,900	6,908,613
NIKE, Inc. Class B	496,800	42,739,704
PVH Corp.	139,000	12,359,880
Revolve Group, Inc. (e)	92,000	3,171,240
Tapestry, Inc.	223,700	6,919,041
Tory Burch LLC (a)(b)(c)(d)	106,817	6,860,856
Under Armour, Inc. Class C (non-vtg.) (a)	239,100	4,863,294
		215,414,792

TOTAL CONSUMER DISCRETIONARY		1,287,581,416

CONSUMER STAPLES - 2.4%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	9,900	1,948,518
Fever-Tree Drinks PLC	242,903	6,900,412
Keurig Dr. Pepper, Inc.	171,000	4,811,940
Monster Beverage Corp. (a)	111,400	7,181,958
Pernod Ricard SA	3,500	616,239
		21,459,067
Food & Staples Retailing - 1.0%
BJ's Wholesale Club Holdings, Inc. (a)	618,100	14,562,436
Costco Wholesale Corp.	130,700	36,024,841
Grocery Outlet Holding Corp.	15,700	611,358
Walmart, Inc.	57,600	6,357,888
		57,556,523
Food Products - 0.2%
Darling International, Inc. (a)	72,100	1,465,793
JBS SA	116,300	758,806
Nestle SA (Reg. S)	7,070	750,037
The Kraft Heinz Co.	111,000	3,553,110
Tyson Foods, Inc. Class A	69,100	5,493,450
		12,021,196
Household Products - 0.0%
Energizer Holdings, Inc.	46,200	1,944,096
Personal Products - 0.4%
Coty, Inc. Class A	823,904	8,988,793
Estee Lauder Companies, Inc. Class A	69,400	12,782,786
		21,771,579
Tobacco - 0.4%
Altria Group, Inc.	522,200	24,579,954
JUUL Labs, Inc. (a)(c)(d)	2,450	698,250
		25,278,204

TOTAL CONSUMER STAPLES		140,030,665

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Continental Resources, Inc. (a)	112,364	4,176,570
Diamondback Energy, Inc.	62,700	6,485,061
Hess Corp.	73,500	4,765,740
Pioneer Natural Resources Co.	4,500	621,180
Reliance Industries Ltd.	917,621	15,448,750
		31,497,301
FINANCIALS - 0.9%
Banks - 0.3%
Bank of America Corp.	368,100	11,293,308
HDFC Bank Ltd. sponsored ADR	5,600	643,888
ICICI Bank Ltd. sponsored ADR	115,200	1,406,592
IndusInd Bank Ltd.	44,055	899,718
Kotak Mahindra Bank Ltd.	196,376	4,317,598
		18,561,104
Capital Markets - 0.1%
Edelweiss Financial Services Ltd.	287,620	607,105
HDFC Asset Management Co. Ltd. (f)	403	12,516
MSCI, Inc.	10,600	2,408,744
		3,028,365
Diversified Financial Services - 0.1%
GDS Holdings Ltd. ADR (a)	67,500	2,779,650
Insurance - 0.3%
eHealth, Inc. (a)	158,900	16,485,875
Thrifts & Mortgage Finance - 0.1%
LendingTree, Inc. (a)	26,400	8,515,056

TOTAL FINANCIALS		49,370,050

HEALTH CARE - 12.4%
Biotechnology - 5.2%
AbbVie, Inc.	334,000	22,251,080
ACADIA Pharmaceuticals, Inc. (a)	87,700	2,155,666
Acceleron Pharma, Inc. (a)	58,700	2,562,842
Agios Pharmaceuticals, Inc. (a)	134,323	6,462,280
Aimmune Therapeutics, Inc. (a)	115,000	2,213,750
Alexion Pharmaceuticals, Inc. (a)	342,504	38,802,278
Allakos, Inc. (a)	35,800	1,244,766
Allogene Therapeutics, Inc. (e)	25,600	793,600
Alnylam Pharmaceuticals, Inc. (a)	347,200	26,939,248
AnaptysBio, Inc. (a)	44,900	2,411,579
Arena Pharmaceuticals, Inc. (a)	75,400	4,726,072
Argenx SE ADR (a)	10,700	1,502,922
Ascendis Pharma A/S sponsored ADR (a)	127,100	14,713,096
Axcella Health, Inc.	134,644	1,027,603
BeiGene Ltd.	140,400	1,441,533
BeiGene Ltd. ADR (a)	37,100	5,095,314
bluebird bio, Inc. (a)	128,200	16,823,686
Blueprint Medicines Corp. (a)	28,300	2,834,245
Bridgebio Pharma, Inc.	56,900	1,670,015
CareDx, Inc. (a)	217,700	7,134,029
Cellectis SA sponsored ADR (a)	42,400	616,920
Cibus Corp.:
Series C (a)(b)(c)(d)	726,554	1,211,995
Series D (a)(b)(c)(d)	398,640	498,300
Coherus BioSciences, Inc. (a)	173,500	2,918,270
Crinetics Pharmaceuticals, Inc. (a)(e)	62,936	1,276,342
CytomX Therapeutics, Inc. (a)(f)	137,854	1,421,275
Denali Therapeutics, Inc. (a)(e)	137,500	2,935,625
Editas Medicine, Inc. (a)(e)	101,989	2,575,222
Epizyme, Inc. (a)	35,600	472,056
Exact Sciences Corp. (a)	31,000	3,568,410
FibroGen, Inc. (a)	84,500	3,993,470
Global Blood Therapeutics, Inc. (a)	125,800	6,893,840
Immunomedics, Inc. (a)(e)	155,800	2,298,050
Intellia Therapeutics, Inc. (a)(e)	117,657	2,129,592
Intercept Pharmaceuticals, Inc. (a)	108,500	6,819,225
Ionis Pharmaceuticals, Inc. (a)	70,312	4,630,748
Ironwood Pharmaceuticals, Inc. Class A (a)	304,316	3,234,879
Natera, Inc. (a)	172,900	4,768,582
Neurocrine Biosciences, Inc. (a)	155,400	14,979,006
Principia Biopharma, Inc.	23,100	857,934
Repligen Corp. (a)	7,000	660,730
Rubius Therapeutics, Inc.	30,200	401,660
Sage Therapeutics, Inc. (a)	143,886	23,070,681
Sarepta Therapeutics, Inc. (a)	102,800	15,301,780
Scholar Rock Holding Corp. (a)	40,800	501,432
The Medicines Company (a)	176,200	6,315,008
TransMedics Group, Inc.	82,100	1,948,233
Vertex Pharmaceuticals, Inc. (a)	94,400	15,728,928
Xencor, Inc. (a)	109,200	4,806,984
Zai Lab Ltd. ADR (a)	117,025	3,758,843
		303,399,624
Health Care Equipment & Supplies - 3.0%
Alcon, Inc. (a)	127,200	7,473,000
Atricure, Inc. (a)	40,200	1,289,616
Axonics Modulation Technologies, Inc. (a)(e)	69,400	2,546,980
Boston Scientific Corp. (a)	1,351,000	57,363,460
Danaher Corp.	78,200	10,987,100
DexCom, Inc. (a)	33,100	5,192,397
Edwards Lifesciences Corp. (a)	9,000	1,915,650
Establishment Labs Holdings, Inc. (a)(e)	119,900	2,992,704
Inspire Medical Systems, Inc. (a)	10,400	703,352
Insulet Corp. (a)	79,800	9,810,612
Intuitive Surgical, Inc. (a)	90,800	47,171,508
Koninklijke Philips Electronics NV	95,900	4,498,731
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	28,100	1,314,799
Novocure Ltd. (a)	62,200	5,176,284
Quanterix Corp. (a)	38,600	1,195,828
Shockwave Medical, Inc. (a)(e)	134,000	6,555,280
Silk Road Medical, Inc.	19,700	852,813
Tandem Diabetes Care, Inc. (a)	82,400	5,226,632
ViewRay, Inc. (a)(e)	124,600	1,116,416
Wright Medical Group NV (a)	69,900	2,017,314
		175,400,476
Health Care Providers & Services - 2.6%
Anthem, Inc.	17,700	5,214,597
Guardant Health, Inc.	62,300	5,855,577
HCA Holdings, Inc.	46,700	6,234,917
Humana, Inc.	128,600	38,162,050
Notre Dame Intermedica Participacoes SA	221,900	2,540,917
OptiNose, Inc. (a)(e)	197,024	1,058,019
UnitedHealth Group, Inc.	382,400	95,221,424
		154,287,501
Health Care Technology - 0.0%
Health Catalyst, Inc.	17,200	761,100
Livongo Health, Inc. (e)	13,300	588,525
Phreesia, Inc.	56,000	1,530,480
		2,880,105
Life Sciences Tools & Services - 0.5%
Adaptive Biotechnologies Corp.	23,500	905,925
Avantor, Inc.	135,900	2,390,481
IQVIA Holdings, Inc. (a)	20,500	3,262,985
Thermo Fisher Scientific, Inc.	75,700	21,020,376
		27,579,767
Pharmaceuticals - 1.1%
Akcea Therapeutics, Inc. (a)	199,800	4,321,674
AstraZeneca PLC sponsored ADR	354,000	15,367,140
Bristol-Myers Squibb Co.	412,400	18,314,684
Chiasma, Inc. warrants 12/16/24 (a)	23,784	42,432
Corteva, Inc.	44,900	1,324,550
Hansoh Pharmaceutical Group Co. Ltd. (f)	496,000	1,332,959
Horizon Pharma PLC (a)	44,100	1,097,649
Merck & Co., Inc.	87,500	7,261,625
Morphic Holding, Inc.	41,000	925,780
MyoKardia, Inc. (a)	24,300	1,322,649
Nektar Therapeutics (a)	166,300	4,732,898
TherapeuticsMD, Inc. (a)(e)	219,300	471,495
Theravance Biopharma, Inc. (a)	17,300	360,705
Turning Point Therapeutics, Inc.	119,700	4,768,848
Zogenix, Inc. (a)	30,000	1,445,100
		63,090,188

TOTAL HEALTH CARE		726,637,661

INDUSTRIALS - 5.6%
Aerospace & Defense - 1.0%
Elbit Systems Ltd.	12,800	2,042,880
General Dynamics Corp.	23,100	4,295,214
Lockheed Martin Corp.	70,500	25,532,985
Northrop Grumman Corp.	1,800	622,026
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	22,703	4,858,442
Class C (a)(c)(d)	686	146,804
The Boeing Co.	66,500	22,688,470
		60,186,821
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	134,400	16,056,768
XPO Logistics, Inc. (a)(e)	18,400	1,241,632
		17,298,400
Airlines - 0.3%
Spirit Airlines, Inc. (a)	392,200	16,641,046
Commercial Services & Supplies - 0.1%
HomeServe PLC	340,300	4,721,901
Tomra Systems ASA	131,400	3,884,080
		8,605,981
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	56,200	3,099,992
Electrical Equipment - 0.1%
Fortive Corp.	66,050	5,023,103
Industrial Conglomerates - 0.9%
General Electric Co.	4,037,100	42,187,695
Honeywell International, Inc.	62,800	10,830,488
		53,018,183
Machinery - 0.6%
AGCO Corp.	16,200	1,247,400
Deere & Co.	181,700	30,098,605
Rational AG	3,100	2,113,927
		33,459,932
Professional Services - 0.0%
TriNet Group, Inc. (a)	16,500	1,213,410
Road & Rail - 2.2%
Canadian Pacific Railway Ltd.	5,200	1,241,531
Knight-Swift Transportation Holdings, Inc. Class A	354,100	12,690,944
Lyft, Inc. (e)	93,400	5,685,258
Lyft, Inc.	137,264	7,937,497
Uber Technologies, Inc. (e)	1,200	50,568
Uber Technologies, Inc.	2,600,925	98,642,682
		126,248,480

TOTAL INDUSTRIALS		324,795,348

INFORMATION TECHNOLOGY - 33.3%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	74,300	20,317,335
Cisco Systems, Inc.	194,200	10,758,680
		31,076,015
Electronic Equipment & Components - 0.0%
Coherent, Inc. (a)	17,600	2,443,760
IPG Photonics Corp. (a)	4,500	589,545
		3,033,305
Internet Software & Services - 0.1%
Farfetch Ltd. Class A (e)	102,200	2,054,220
Qudian, Inc. ADR (a)	123,700	1,130,618
		3,184,838
IT Services - 6.8%
Akamai Technologies, Inc. (a)	154,800	13,642,524
Elastic NV (e)	129,500	12,798,485
Endava PLC ADR (a)	67,800	2,508,600
Fastly, Inc. Class A (e)	12,700	275,590
Fiserv, Inc. (a)	5,800	611,494
Fiverr International Ltd. (e)	41,100	1,043,940
GMO Internet, Inc.	34,000	556,926
GoDaddy, Inc. (a)	61,000	4,476,180
Keywords Studios PLC	26,000	525,817
MasterCard, Inc. Class A	361,773	98,499,935
MongoDB, Inc. Class A (a)	13,900	1,990,758
Okta, Inc. (a)	136,700	17,884,461
PagSeguro Digital Ltd. (a)	108,100	4,700,188
PayPal Holdings, Inc. (a)	476,500	52,605,600
Shopify, Inc. Class A (a)	80,100	25,454,418
Square, Inc. (a)	59,800	4,808,518
Twilio, Inc. Class A (a)	69,800	9,709,878
Visa, Inc. Class A	761,879	135,614,462
Wix.com Ltd. (a)	61,500	9,133,980
		396,841,754
Semiconductors & Semiconductor Equipment - 9.1%
Advanced Micro Devices, Inc. (a)	631,900	19,241,355
Analog Devices, Inc.	16,100	1,891,106
Applied Materials, Inc.	118,400	5,845,408
ASML Holding NV	20,300	4,523,043
First Solar, Inc. (a)	13,363	861,780
Inphi Corp. (a)	129,800	7,815,258
Lam Research Corp.	121,700	25,387,837
Marvell Technology Group Ltd.	5,725,200	150,343,752
Microchip Technology, Inc.	52,400	4,947,608
Micron Technology, Inc. (a)	792,900	35,593,281
Monolithic Power Systems, Inc.	44,556	6,601,417
NVIDIA Corp.	568,420	95,903,822
NXP Semiconductors NV	701,384	72,516,092
Qorvo, Inc. (a)	24,600	1,802,934
Qualcomm, Inc.	1,223,773	89,531,233
Skyworks Solutions, Inc.	21,200	1,807,936
Universal Display Corp.	28,000	5,910,240
		530,524,102
Software - 11.5%
Adobe, Inc. (a)	207,920	62,138,971
Altair Engineering, Inc. Class A (a)	24,100	1,002,801
Anaplan, Inc.	13,600	774,384
Atlassian Corp. PLC (a)	24,500	3,432,940
Atom Tickets LLC (a)(b)(c)(d)	344,068	660,611
Blue Prism Group PLC (a)	182,100	3,151,259
Ceridian HCM Holding, Inc. (a)	11,500	613,065
Coupa Software, Inc. (a)	35,700	4,844,847
Crowdstrike Holdings, Inc. (e)	46,600	4,150,662
DocuSign, Inc. (a)	58,900	3,046,308
HubSpot, Inc. (a)	29,200	5,218,624
Intuit, Inc.	37,800	10,482,318
Lightspeed POS, Inc. (a)	136,800	4,108,768
LivePerson, Inc. (a)	107,800	3,577,882
Medallia, Inc. (e)	9,300	370,605
Microsoft Corp.	2,307,200	314,402,144
Nutanix, Inc. Class A (a)	133,244	3,024,639
Pagerduty, Inc. (e)	10,000	442,000
Paycom Software, Inc. (a)	52,000	12,519,000
RingCentral, Inc. (a)	90,000	12,778,200
Salesforce.com, Inc. (a)	887,167	137,067,302
ServiceNow, Inc. (a)	71,800	19,916,602
Slack Technologies, Inc. Class A (a)	93,500	3,124,770
Smartsheet, Inc. (a)	53,900	2,690,149
Splunk, Inc. (a)	35,200	4,762,912
StoneCo Ltd. Class A (a)(e)	36,600	1,281,366
Synopsys, Inc. (a)	5,400	716,904
Tanium, Inc. Class B (a)(c)(d)	151,000	1,611,170
The Trade Desk, Inc. (a)	62,000	16,325,220
Tufin Software Technologies Ltd. (e)	53,400	1,165,722
Workday, Inc. Class A (a)	114,100	22,817,718
Zendesk, Inc. (a)	71,800	5,999,608
Zoom Video Communications, Inc. Class A (e)	21,600	2,063,016
		670,282,487
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	1,430,834	304,824,875
Western Digital Corp.	140,700	7,582,323
		312,407,198

TOTAL INFORMATION TECHNOLOGY		1,947,349,699

MATERIALS - 0.9%
Chemicals - 0.9%
CF Industries Holdings, Inc.	334,700	16,587,732
Nutrien Ltd.	407,800	22,358,242
The Chemours Co. LLC	126,900	2,419,983
The Mosaic Co.	494,100	12,446,379
		53,812,336
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	1,065,661	8,429,378
Crown Castle International Corp.	26,600	3,544,716
		11,974,094
UTILITIES - 0.0%
Electric Utilities - 0.0%
ORSTED A/S (f)	8,200	749,035
TOTAL COMMON STOCKS
(Cost $3,087,057,326)		5,531,972,078

Preferred Stocks - 5.2%
Convertible Preferred Stocks - 5.1%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.2%
MOD Super Fast Pizza Holdings LLC:
Series 3(a)(b)(c)(d)	22,518	3,209,265
Series 4 (a)(b)(c)(d)	2,055	292,879
Series 5 (a)(b)(c)(d)	8,253	1,176,218
Neutron Holdings, Inc. Series C (a)(c)(d)	12,405,800	3,008,407
Topgolf International, Inc. Series F (a)(c)(d)	106,191	1,625,784
		9,312,553
Internet & Direct Marketing Retail - 0.2%
Reddit, Inc. Series B (a)(c)(d)	129,280	2,803,605
The Honest Co., Inc.:
Series C (a)(c)(d)	167,087	6,457,913
Series D (a)(c)(d)	27,712	1,268,101
Series E (a)(c)(d)	143,059	2,803,956
		13,333,575
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(c)(d)	377,252	8,027,923
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	3,189	159,737
Series B (c)(d)	560	28,050
Series C (c)(d)	5,355	268,232
		456,019
TOTAL CONSUMER DISCRETIONARY		31,130,070
CONSUMER STAPLES - 3.5%
Food & Staples Retailing - 0.2%
Sweetgreen, Inc. Series H (c)(d)	725,140	10,913,357
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	266,499	1,516,379
Tobacco - 3.3%
JUUL Labs, Inc.:
Series C (a)(c)(d)	667,420	190,214,700
Series D (a)(c)(d)	5,110	1,456,350
		191,671,050
TOTAL CONSUMER STAPLES		204,100,786
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(c)(d)	1,527,120	5,161,666
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(c)(d)	195,114	2,571,603
Generation Bio Series B (a)(c)(d)	110,000	999,900
Immunocore Ltd. Series A (a)(c)(d)	4,035	477,742
		4,049,245
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	813,618	6,004,501
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (c)(d)	1,069	449,718
TOTAL HEALTH CARE		10,503,464
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	42,650	9,127,100
Series H (a)(c)(d)	6,348	1,358,472
		10,485,572
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	253,888	969,852
TOTAL INDUSTRIALS		11,455,424
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.1%
ContextLogic, Inc. Series G (a)(c)(d)	34,750	5,892,558
Starry, Inc. Series C (a)(c)(d)	1,477,502	2,112,828
		8,005,386
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	307,049	296,302
Software - 0.5%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	428,680	8,483,577
Compass, Inc. Series E (a)(c)(d)	13,605	2,149,779
Dataminr, Inc. Series D (a)(c)(d)	115,901	2,343,518
Delphix Corp. Series D (a)(c)(d)	242,876	2,195,599
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	922,232	41,869
Malwarebytes Corp. Series B (a)(c)(d)	329,349	6,603,447
Taboola.Com Ltd. Series E (a)(c)(d)	289,958	7,185,159
		29,002,948
TOTAL INFORMATION TECHNOLOGY		37,304,636

TOTAL CONVERTIBLE PREFERRED STOCKS		299,656,046

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	1,715	85,904
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (c)(d)	9,636	4,053,769

TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,139,673

TOTAL PREFERRED STOCKS
(Cost $79,211,211)		303,795,719

Money Market Funds - 2.8%
Fidelity Cash Central Fund 2.43% (g)	20,527,305	20,531,411
Fidelity Securities Lending Cash Central Fund 2.43% (g)(h)	144,297,114	144,311,544
TOTAL MONEY MARKET FUNDS
(Cost $164,842,955)		164,842,955
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $3,331,111,492)		6,000,610,752
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(153,645,592)
NET ASSETS - 100%		$5,846,965,160

Legend

 (a) Non-income producing

 (b) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $340,270,434 or 5.8% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,515,785 or 0.1% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$2,709,002
Agbiome LLC Series C	6/29/18	$1,687,925
Allbirds, Inc.	10/9/18	$443,128
Allbirds, Inc.	10/9/18	$94,043
Allbirds, Inc. Series A	10/9/18	$174,871
Allbirds, Inc. Series B	10/9/18	$30,708
Allbirds, Inc. Series C	10/9/18	$293,646
Ant International Co. Ltd. Class C	5/16/18	$5,978,358
AppNexus, Inc. Series E (Escrow)	8/1/14	$553,578
Atom Tickets LLC	8/15/17	$1,999,998
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$3,185,523
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$440,268
Cibus Corp. Series C	2/16/18	$1,525,763
Cibus Corp. Series D	5/10/19	$498,300
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$3,171,632
Compass, Inc. Series E	11/3/17	$918,041
ContextLogic, Inc. Series G	10/24/17	$4,675,022
Dataminr, Inc. Series D	3/6/15	$1,477,738
Delphix Corp. Series D	7/10/15	$2,185,884
Generation Bio Series B	2/21/18	$1,006,027
Immunocore Ltd. Series A	7/27/15	$759,303
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$--
JUUL Labs, Inc.	11/21/17	$--
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$--
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$--
Malwarebytes Corp. Series B	12/21/15	$3,416,996
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$3,084,966
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	$287,556
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	$1,176,218
Mulberry Health, Inc. Series A8	1/20/16	$5,495,786
Neutron Holdings, Inc. Series C	7/3/18	$2,268,276
Oportun Finance Corp. Series H	2/6/15	$4,348,169
Peloton Interactive, Inc. Series E	3/31/17	$2,042,989
Reddit, Inc. Series B	7/26/17	$1,835,324
Space Exploration Technologies Corp. Class A	4/6/17 - 9/11/17	$2,534,625
Space Exploration Technologies Corp. Class C	9/11/17	$92,610
Space Exploration Technologies Corp. Series G	1/20/15	$3,303,669
Space Exploration Technologies Corp. Series H	8/4/17	$856,980
Starry, Inc. Series C	12/8/17	$1,362,257
Sweetgreen, Inc. Series H	11/9/18	$9,455,826
Taboola.Com Ltd. Series E	12/22/14	$3,022,928
Tanium, Inc. Class B	4/21/17	$749,609
The Honest Co., Inc.	8/21/14	$1,937,546
The Honest Co., Inc. Series C	8/21/14	$4,520,923
The Honest Co., Inc. Series D	8/3/15	$1,267,963
The Honest Co., Inc. Series E	9/28/17	$2,804,643
Topgolf International, Inc. Series F	11/10/17	$1,468,993
Tory Burch LLC	5/14/15	$7,600,030
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$5,974,752
YourPeople, Inc. Series C	5/1/15	$3,783,205

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$430,432
Fidelity Securities Lending Cash Central Fund	1,318,470
Total	$1,748,902

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$958,174,473	$920,798,924	$27,332,637	$10,042,912
Consumer Discretionary	1,318,797,390	1,260,603,887	18,660,676	39,532,827
Consumer Staples	344,131,451	138,582,378	750,037	204,799,036
Energy	31,497,301	16,048,551	15,448,750	--
Financials	54,531,716	43,533,113	5,836,937	5,161,666
Health Care	741,194,894	716,584,108	8,343,258	16,267,528
Industrials	336,250,772	213,209,923	106,580,179	16,460,670
Information Technology	1,984,654,335	1,945,077,918	--	39,576,417
Materials	53,812,336	53,812,336	--	--
Real Estate	11,974,094	3,544,716	--	8,429,378
Utilities	749,035	749,035	--	--
Money Market Funds	164,842,955	164,842,955	--	--
Total Investments in Securities:	$6,000,610,752	$5,477,387,844	$182,952,474	$340,270,434

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$166,746,619
Net Realized Gain (Loss) on Investment Securities	222,446,143
Net Unrealized Gain (Loss) on Investment Securities	36,148,260
Cost of Purchases	9,455,826
Proceeds of Sales	(229,997,812)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$204,799,036
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$36,824,216
Equities - Information Technology
Beginning Balance	$149,759,371
Net Realized Gain (Loss) on Investment Securities	(18,269)
Net Unrealized Gain (Loss) on Investment Securities	(58,093,939)
Cost of Purchases	1,746,449
Proceeds of Sales	(53,817,195)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$39,576,417
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$4,758,451
Other Investments in Securities
Beginning Balance	$87,387,046
Net Realized Gain (Loss) on Investment Securities	53,949
Net Unrealized Gain (Loss) on Investment Securities	12,576,976
Cost of Purchases	8,394,358
Proceeds of Sales	(12,697,348)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$95,894,981
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$16,370,602

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Cayman Islands	3.1%
Bermuda	2.6%
Netherlands	1.7%
Canada	1.2%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value (including securities loaned of $140,259,910) — See accompanying schedule: Unaffiliated issuers (cost $3,166,268,537)	$5,835,767,797
Fidelity Central Funds (cost $164,842,955)	164,842,955
Total Investment in Securities (cost $3,331,111,492)		$6,000,610,752
Cash		205,751
Restricted cash		180,300
Foreign currency held at value (cost $3,126)		3,120
Receivable for investments sold		241,130,407
Receivable for fund shares sold		2,882
Dividends receivable		1,362,616
Distributions receivable from Fidelity Central Funds		174,244
Other receivables		4,355
Total assets		6,243,674,427
Liabilities
Payable for investments purchased	$28,604,827
Payable for fund shares redeemed	223,715,615
Other payables and accrued expenses	88,063
Collateral on securities loaned	144,300,762
Total liabilities		396,709,267
Net Assets		$5,846,965,160
Net Assets consist of:
Paid in capital		$2,627,869,064
Total distributable earnings (loss)		3,219,096,096
Net Assets		$5,846,965,160
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($5,846,965,160 ÷ 375,631,809 shares)		$15.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$40,864,580
Income from Fidelity Central Funds (including $1,318,470 from security lending)		1,748,902
Total income		42,613,482
Expenses
Custodian fees and expenses	$177,773
Independent trustees' fees and expenses	33,009
Legal	656
Interest	49,190
Commitment fees	16,007
Total expenses		276,635
Net investment income (loss)		42,336,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	703,274,512
Fidelity Central Funds	(132)
Foreign currency transactions	(83,183)
Total net realized gain (loss)		703,191,197
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $930,518)	(62,323,470)
Assets and liabilities in foreign currencies	(11,708)
Total change in net unrealized appreciation (depreciation)		(62,335,178)
Net gain (loss)		640,856,019
Net increase (decrease) in net assets resulting from operations		$683,192,866

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,336,847	$47,936,796
Net realized gain (loss)	703,191,197	672,796,190
Change in net unrealized appreciation (depreciation)	(62,335,178)	683,617,133
Net increase (decrease) in net assets resulting from operations	683,192,866	1,404,350,119
Distributions to shareholders	(763,496,173)	–
Distributions to shareholders from net investment income	–	(30,301,164)
Distributions to shareholders from net realized gain	–	(594,846,797)
Total distributions	(763,496,173)	(625,147,961)
Share transactions - net increase (decrease)	(78,711,689)	(294,231,172)
Total increase (decrease) in net assets	(159,014,996)	484,970,986
Net Assets
Beginning of period	6,005,980,156	5,521,009,170
End of period	$5,846,965,160	$6,005,980,156
Other Information
Undistributed net investment income end of period		$27,489,767

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Blue Chip Growth Fund

Years ended July 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.90	$14.07	$11.47	$13.36	$11.18
Income from Investment Operations
Net investment income (loss)A	.10	.12B	.03	.02	.03
Net realized and unrealized gain (loss)	1.58	3.28	2.74	(.42)	2.27
Total from investment operations	1.68	3.40	2.77	(.40)	2.30
Distributions from net investment income	(.12)	(.07)	(.03)	(.02)	(.02)
Distributions from net realized gain	(1.89)	(1.50)	(.14)	(1.48)	(.10)
Total distributions	(2.01)	(1.57)	(.17)	(1.49)C	(.12)
Net asset value, end of period	$15.57	$15.90	$14.07	$11.47	$13.36
Total ReturnD	11.85%	26.54%	24.50%	(2.63)%	20.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	.59%	.73%	.79%
Expenses net of fee waivers, if any	- %G	- %G	.59%	.73%	.78%
Expenses net of all reductions	- %G	- %G	.59%	.73%	.78%
Net investment income (loss)	.71%	.81%B	.26%	.17%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$5,846,965	$6,005,980	$2,208,451	$2,417,952	$2,831,293
Portfolio turnover rateH	53%	41%	47%	55%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividends which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.477 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Blue Chip Growth.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$340,270,434	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 - 15.9 / 5.6	Increase
			Transaction price	$9.15 - $411.85 / $322.25	Increase
			Discount rate	6.0% - 75.0% / 24.8%	Decrease
			Premium rate	6.9% - 75.7% / 52.3%	Increase
			Conversion ratio	3.0	Increase
			Proxy discount	0.6% - 26.8% / 9.1%	Decrease
			Discount for lack of marketability	10.0% - 25.0% / 13.8%	Decrease
			Price/Earnings multiple (P/E)	8.4	Increase
			Liquidity preference	$14.90 - $45.76 / $32.79	Increase
			Proxy premium	0.2%	Increase
		Recovery value	Recovery value	0.0% - 1.0% / 0.9%	Increase
		Market approach	Transaction price	$0.24 - $285.00 / $244.17	Increase
			Conversion ratio	1.0	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,731,911,848
Gross unrealized depreciation	(83,946,306)
Net unrealized appreciation (depreciation)	$2,647,965,542
Tax Cost	$3,352,645,210

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$26,206,277
Undistributed long-term capital gain	$544,921,639
Net unrealized appreciation (depreciation) on securities and other investments	$2,647,968,181

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$70,273,964	$ 33,839,264
Long-term Capital Gains	693,222,209	591,308,697
Total	$763,496,173	$ 625,147,961

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $24,133,336 in these Subsidiaries, representing .41% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,133,608,309 and $3,789,459,264, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $68,187 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$34,369,450	2.58%	$49,190

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $14,619.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,007 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $1,600,346. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $89,979 from securities loaned to NFS, as affiliated borrower.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Series Blue Chip Growth	$763,496,173	$–
Total	$763,496,173	$–
From net investment income
Series Blue Chip Growth	$–	$30,301,164
Total	$–	$30,301,164
From net realized gain
Series Blue Chip Growth	$–	$594,846,797
Total	$–	$594,846,797

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2019	Year ended July 31, 2018
Series Blue Chip Growth
Shares sold	48,279,568	269,791,046	$705,675,801	$3,797,539,895
Reinvestment of distributions	52,744,114	46,816,082	763,496,173	625,147,961
Shares redeemed	(103,007,932)	(95,983,048)	(1,547,883,663)	(1,414,376,373)
Net increase (decrease)	(1,984,250)	220,624,080	$(78,711,689)	$3,008,311,483
Class F
Shares sold	–	1,143,506	$–	$16,094,327
Shares redeemed	–	(236,497,813)	–	(3,318,636,982)
Net increase (decrease)	–	(235,354,307)	$–	$(3,302,542,655)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Series Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Series Blue Chip Growth	--%C
Actual		$1,000.00	$1,119.30	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Blue Chip Growth Fund voted to pay on September 16, 2019, to shareholders of record at the opening of business on September 13, 2019, a distribution of $1.465 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.067 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $709,187,658, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 43% and 93% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 51% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

XS1-ANN-0919
1.967985.105

Fidelity Flex℠ Funds Fidelity Flex℠ Large Cap Growth Fund Annual Report July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Large Cap Growth Fund	8.66%	19.66%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Large Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$15,376	Fidelity Flex℠ Large Cap Growth Fund
$14,739	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 7.99% for the 12 months ending July 31, 2019, beginning the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings/outlooks and signs the Federal Reserve may pause on rates boosted stocks to an all-time high on April 30. In May, however, volatility spiked and stocks returned -6.35% for the month amid the Fed’s decision to hold interest rates steady and signal that it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The downtrend was similar to late 2018, when many investors fled from risk assets on elevated concerns about future economic growth, global trade and tighter monetary policy. The bull market roared back in June, with the S&P 500® rising 7.05%, and recorded a series of all-time highs in a productive July (+1.44%). For the full 12 months, growth stocks outpaced value, while large-caps handily bested small-caps. By sector, information technology (+19%) led the way, boosted by continued strength in software & services (+26%), the market’s largest industry segment. Three defensive groups also stood out – real estate (+18%), utilities (+17%) and consumer staples (+15%) – followed by consumer discretionary (+10%) and communication services (+8%). In contrast, energy (-16%) was by far the weakest sector. Other notable laggards included materials (0%), financials (+3%), industrials (+4%) and health care (+4%).

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year, the fund returned 8.66%, lagging the 10.82% result of the benchmark Russell 1000® Growth Index. Versus the index, security selection in consumer discretionary, industrials, financials and materials hampered the fund’s result. Positioning in communication services and energy also hurt, as did an underweighting in real estate. In terms of individual detractors, graphics chip designer Nvidia (-31%) hurt the most. Shares of Nvidia suffered as the firm grappled with excess inventory amid a slowdown in capital spending from some of the company’s hyperscale customers. Another notable relative detractor was Activision Blizzard (-33%). Shares of this video-gaming company were hurt by strong competition from blockbuster online game Fortnite. Conversely, choices in information technology, added value, including the fund’s outsized stake in Marvell Technology Group. Shares of Marvell, a producer of storage, communications and consumer semiconductor products, benefited from the firm’s strong exposure to the build-out of fifth-generation (5G) technology infrastructure, which is the next generation of cellular network connectivity. Elsewhere, security choices in health care and consumer staples also contributed on a relative basis, as did underweighting the industrials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2019

% of fund's net assets
Amazon.com, Inc.	7.2
Alphabet, Inc. Class A	7.1
Apple, Inc.	6.5
Microsoft Corp.	5.0
Facebook, Inc. Class A	4.4
Salesforce.com, Inc.	2.8
Visa, Inc. Class A	2.7
Marvell Technology Group Ltd.	2.6
NVIDIA Corp.	2.0
MasterCard, Inc. Class A	2.0
42.3

Top Five Market Sectors as of July 31, 2019

% of fund's net assets
Information Technology	36.8
Consumer Discretionary	22.3
Communication Services	17.0
Health Care	12.0
Industrials	5.0

Asset Allocation (% of fund's net assets)

As of July 31, 2019*
Stocks	99.1%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 11.7%

Schedule of Investments July 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 17.0%
Entertainment - 3.9%
Activision Blizzard, Inc.	2,985	$145,489
Netflix, Inc. (a)	1,150	371,439
Nintendo Co. Ltd.	42	15,452
Nintendo Co. Ltd. ADR	138	6,374
Take-Two Interactive Software, Inc. (a)	228	27,935
The Walt Disney Co.	2,648	378,690
		945,379
Interactive Media & Services - 12.8%
Alphabet, Inc. Class A (a)	1,427	1,738,371
CarGurus, Inc. Class A (a)	553	20,610
Facebook, Inc. Class A (a)	5,505	1,069,236
IAC/InterActiveCorp (a)	65	15,538
Match Group, Inc.	311	23,415
Snap, Inc. Class A (a)	1,457	24,478
Tencent Holdings Ltd.	2,820	131,392
Twitter, Inc. (a)	2,235	94,563
Zillow Group, Inc. Class C (a)	103	5,146
		3,122,749
Media - 0.1%
Sinclair Broadcast Group, Inc. Class A	285	14,321
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	638	50,868

TOTAL COMMUNICATION SERVICES		4,133,317

CONSUMER DISCRETIONARY - 22.2%
Auto Components - 0.0%
Aptiv PLC	100	8,765
Automobiles - 1.2%
Tesla, Inc. (a)	1,203	290,657
Diversified Consumer Services - 0.1%
Afya Ltd.	388	11,221
Hotels, Restaurants & Leisure - 3.1%
Chipotle Mexican Grill, Inc. (a)	25	19,888
Churchill Downs, Inc.	64	7,658
Dunkin' Brands Group, Inc.	30	2,405
Eldorado Resorts, Inc. (a)	825	37,224
Hilton Grand Vacations, Inc. (a)	809	26,454
McDonald's Corp.	301	63,427
Planet Fitness, Inc. (a)	868	68,277
PlayAGS, Inc. (a)	914	17,147
Restaurant Brands International, Inc.	767	56,488
Royal Caribbean Cruises Ltd.	562	65,383
Sea Ltd. ADR (a)	4,675	164,093
Shake Shack, Inc. Class A (a)	436	32,552
Starbucks Corp.	1,003	94,974
Vail Resorts, Inc.	50	12,326
Wynn Resorts Ltd.	567	73,750
		742,046
Household Durables - 0.4%
D.R. Horton, Inc.	515	23,654
Mohawk Industries, Inc. (a)	359	44,764
Roku, Inc. Class A (a)	316	32,652
		101,070
Internet & Direct Marketing Retail - 10.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,334	230,929
Amazon.com, Inc. (a)	943	1,760,359
Chewy, Inc.	300	10,068
JD.com, Inc. sponsored ADR (a)	2,750	82,253
MakeMyTrip Ltd. (a)	185	4,734
Meituan Dianping Class B	333	2,693
MercadoLibre, Inc. (a)	97	60,278
Ocado Group PLC (a)	343	5,195
Pinduoduo, Inc. ADR	3,029	67,456
The Booking Holdings, Inc. (a)	99	186,774
The RealReal, Inc.	1,202	29,509
Wayfair LLC Class A (a)	399	52,333
		2,492,581
Multiline Retail - 0.9%
Dollar General Corp.	60	8,041
Dollar Tree, Inc. (a)	1,570	159,748
Dollarama, Inc.	219	8,114
Ollie's Bargain Outlet Holdings, Inc. (a)	116	9,824
Target Corp.	354	30,586
		216,313
Specialty Retail - 3.3%
American Eagle Outfitters, Inc.	1,221	21,599
Burlington Stores, Inc. (a)	346	62,540
Carvana Co. Class A (a)	516	32,797
Five Below, Inc. (a)	337	39,584
Floor & Decor Holdings, Inc. Class A (a)	908	35,548
IAA Spinco, Inc. (a)	61	2,852
John David Group PLC	313	2,473
Lowe's Companies, Inc.	2,533	256,846
The Children's Place Retail Stores, Inc.	98	9,572
The Home Depot, Inc.	1,150	245,744
TJX Companies, Inc.	937	51,123
Ulta Beauty, Inc. (a)	148	51,689
		812,367
Textiles, Apparel & Luxury Goods - 3.0%
adidas AG	301	96,480
Allbirds, Inc. (b)(c)	43	2,154
Canada Goose Holdings, Inc. (a)	257	12,036
Capri Holdings Ltd. (a)	786	27,974
Crocs, Inc. (a)	441	10,077
lululemon athletica, Inc. (a)	1,022	195,294
LVMH Moet Hennessy Louis Vuitton SE	75	30,979
Moncler SpA	767	31,560
NIKE, Inc. Class B	2,346	201,826
PVH Corp.	675	60,021
Revolve Group, Inc.	524	18,062
Tapestry, Inc.	947	29,291
Under Armour, Inc. Class C (non-vtg.) (a)	1,067	21,703
		737,457

TOTAL CONSUMER DISCRETIONARY		5,412,477

CONSUMER STAPLES - 3.7%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	40	7,873
Fever-Tree Drinks PLC	1,006	28,579
Keurig Dr. Pepper, Inc.	825	23,216
Monster Beverage Corp. (a)	473	30,494
Pernod Ricard SA	8	1,409
		91,571
Food & Staples Retailing - 1.2%
BJ's Wholesale Club Holdings, Inc. (a)	1,988	46,837
Costco Wholesale Corp.	726	200,107
Grocery Outlet Holding Corp.	300	11,682
Walmart, Inc.	241	26,602
		285,228
Food Products - 0.2%
Darling International, Inc. (a)	44	895
JBS SA	461	3,008
Nestle SA (Reg. S)	19	2,016
The Kraft Heinz Co.	487	15,589
Tyson Foods, Inc. Class A	295	23,453
		44,961
Household Products - 0.0%
Energizer Holdings, Inc.	194	8,164
MTG Co. Ltd.	100	1,068
		9,232
Personal Products - 0.4%
Coty, Inc. Class A	3,373	36,799
Estee Lauder Companies, Inc. Class A	339	62,440
		99,239
Tobacco - 1.5%
Altria Group, Inc.	6,630	312,074
JUUL Labs, Inc. Class A (a)(b)(c)	217	61,845
		373,919

TOTAL CONSUMER STAPLES		904,150

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Continental Resources, Inc. (a)	567	21,075
Diamondback Energy, Inc.	248	25,651
EOG Resources, Inc.	94	8,070
Hess Corp.	303	19,647
Pioneer Natural Resources Co.	18	2,485
Reliance Industries Ltd.	4,619	77,764
		154,692
FINANCIALS - 1.0%
Banks - 0.4%
Bank of America Corp.	2,766	84,861
HDFC Bank Ltd. sponsored ADR	21	2,415
ICICI Bank Ltd. sponsored ADR	338	4,127
IndusInd Bank Ltd.	95	1,940
Kotak Mahindra Bank Ltd.	515	11,323
		104,666
Capital Markets - 0.1%
Edelweiss Financial Services Ltd.	619	1,307
MSCI, Inc.	42	9,544
		10,851
Diversified Financial Services - 0.0%
GDS Holdings Ltd. ADR (a)	168	6,918
Insurance - 0.3%
eHealth, Inc. (a)	637	66,089
Thrifts & Mortgage Finance - 0.2%
Housing Development Finance Corp. Ltd.	365	11,207
LendingTree, Inc. (a)	108	34,834
		46,041

TOTAL FINANCIALS		234,565

HEALTH CARE - 11.9%
Biotechnology - 3.9%
AbbVie, Inc.	1,330	88,605
ACADIA Pharmaceuticals, Inc. (a)	144	3,540
Acceleron Pharma, Inc. (a)	186	8,121
Agios Pharmaceuticals, Inc. (a)	39	1,876
Aimmune Therapeutics, Inc. (a)	302	5,814
Alexion Pharmaceuticals, Inc. (a)	1,783	201,996
Allakos, Inc. (a)	251	8,727
Allogene Therapeutics, Inc.	188	5,828
Alnylam Pharmaceuticals, Inc. (a)	558	43,295
AnaptysBio, Inc. (a)	98	5,264
Arena Pharmaceuticals, Inc. (a)	212	13,288
Argenx SE ADR (a)	33	4,635
Ascendis Pharma A/S sponsored ADR (a)	271	31,371
BeiGene Ltd.	331	3,398
BeiGene Ltd. ADR (a)	79	10,850
bluebird bio, Inc. (a)	194	25,459
Blueprint Medicines Corp. (a)	89	8,913
Bridgebio Pharma, Inc.	300	8,805
CareDx, Inc. (a)	897	29,395
Cellectis SA sponsored ADR (a)	40	582
Coherus BioSciences, Inc. (a)	288	4,844
Crinetics Pharmaceuticals, Inc. (a)	261	5,293
Denali Therapeutics, Inc. (a)	377	8,049
Editas Medicine, Inc. (a)	238	6,010
Epizyme, Inc. (a)	139	1,843
Exact Sciences Corp. (a)	111	12,777
FibroGen, Inc. (a)	394	18,620
Global Blood Therapeutics, Inc. (a)	517	28,332
Immunomedics, Inc. (a)	434	6,402
Intellia Therapeutics, Inc. (a)	317	5,738
Intercept Pharmaceuticals, Inc. (a)	258	16,215
Ionis Pharmaceuticals, Inc. (a)	36	2,371
Ironwood Pharmaceuticals, Inc. Class A (a)	524	5,570
Liquidia Technologies, Inc.	1,396	10,205
Natera, Inc. (a)	510	14,066
Neurocrine Biosciences, Inc. (a)	390	37,592
Principia Biopharma, Inc.	201	7,465
Repligen Corp. (a)	29	2,737
Rubius Therapeutics, Inc.	66	878
Sage Therapeutics, Inc. (a)	407	65,258
Sarepta Therapeutics, Inc. (a)	380	56,563
Scholar Rock Holding Corp. (a)	89	1,094
The Medicines Company (a)	323	11,576
TransMedics Group, Inc.	309	7,333
Vertex Pharmaceuticals, Inc. (a)	456	75,979
Xencor, Inc. (a)	200	8,804
Zai Lab Ltd. ADR (a)	445	14,293
		945,669
Health Care Equipment & Supplies - 3.3%
Alcon, Inc. (a)	499	29,316
Atricure, Inc. (a)	108	3,465
Axonics Modulation Technologies, Inc. (a)	188	6,900
Boston Scientific Corp. (a)	6,830	290,002
Danaher Corp.	361	50,721
DexCom, Inc. (a)	137	21,491
Edwards Lifesciences Corp. (a)	36	7,663
Establishment Labs Holdings, Inc. (a)	472	11,781
Inspire Medical Systems, Inc. (a)	43	2,908
Insulet Corp. (a)	243	29,874
Intuitive Surgical, Inc. (a)	436	226,506
Koninklijke Philips Electronics NV	387	18,154
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	115	5,381
Novocure Ltd. (a)	148	12,317
Quanterix Corp. (a)	83	2,571
Shockwave Medical, Inc. (a)	751	36,739
Silk Road Medical, Inc.	300	12,987
Tandem Diabetes Care, Inc. (a)	360	22,835
ViewRay, Inc. (a)	307	2,751
Wright Medical Group NV (a)	176	5,079
		799,441
Health Care Providers & Services - 2.9%
Anthem, Inc.	75	22,096
Guardant Health, Inc.	304	28,573
HCA Holdings, Inc.	231	30,841
Humana, Inc.	562	166,774
Notre Dame Intermedica Participacoes SA	663	7,592
OptiNose, Inc. (a)	764	4,103
UnitedHealth Group, Inc.	1,722	428,795
		688,774
Health Care Technology - 0.1%
Health Catalyst, Inc.	200	8,850
Livongo Health, Inc.	200	8,850
Phreesia, Inc.	399	10,905
		28,605
Life Sciences Tools & Services - 0.7%
Adaptive Biotechnologies Corp.	300	11,565
Avantor, Inc.	541	9,516
IQVIA Holdings, Inc. (a)	77	12,256
Thermo Fisher Scientific, Inc.	502	139,395
		172,732
Pharmaceuticals - 1.0%
Akcea Therapeutics, Inc. (a)	417	9,020
AstraZeneca PLC sponsored ADR	1,421	61,686
Bristol-Myers Squibb Co.	1,817	80,693
Corteva, Inc.	185	5,458
Hansoh Pharmaceutical Group Co. Ltd. (d)	2,534	6,810
Horizon Pharma PLC (a)	152	3,783
Merck & Co., Inc.	369	30,623
Morphic Holding, Inc.	168	3,793
MyoKardia, Inc. (a)	53	2,885
Nektar Therapeutics (a)	664	18,897
TherapeuticsMD, Inc. (a)	551	1,185
Theravance Biopharma, Inc. (a)	20	417
Turning Point Therapeutics, Inc.	482	19,203
Zogenix, Inc. (a)	59	2,842
		247,295

TOTAL HEALTH CARE		2,882,516

INDUSTRIALS - 5.0%
Aerospace & Defense - 1.5%
Elbit Systems Ltd.	27	4,309
General Dynamics Corp.	95	17,664
Lockheed Martin Corp.	440	159,355
Northrop Grumman Corp.	7	2,419
The Boeing Co.	560	191,061
		374,808
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	540	64,514
XPO Logistics, Inc. (a)	74	4,994
		69,508
Airlines - 0.3%
Spirit Airlines, Inc. (a)	1,509	64,027
Commercial Services & Supplies - 0.1%
HomeServe PLC	927	12,863
Tomra Systems ASA	354	10,464
		23,327
Construction & Engineering - 0.0%
Dycom Industries, Inc. (a)	156	8,605
Electrical Equipment - 0.1%
Fortive Corp.	351	26,694
Industrial Conglomerates - 1.0%
General Electric Co.	16,236	169,666
Honeywell International, Inc.	348	60,016
		229,682
Machinery - 0.6%
AGCO Corp.	65	5,005
Deere & Co.	868	143,784
Rational AG	8	5,455
		154,244
Professional Services - 0.0%
TriNet Group, Inc. (a)	66	4,854
Road & Rail - 1.1%
Canadian Pacific Railway Ltd.	22	5,253
Knight-Swift Transportation Holdings, Inc. Class A	1,487	53,294
Lyft, Inc.	2,805	162,203
Lyft, Inc.	366	22,278
Uber Technologies, Inc.	277	11,673
		254,701

TOTAL INDUSTRIALS		1,210,450

INFORMATION TECHNOLOGY - 36.6%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	358	97,895
Cisco Systems, Inc.	814	45,096
		142,991
Electronic Equipment & Components - 0.0%
Coherent, Inc. (a)	70	9,720
IPG Photonics Corp. (a)	18	2,358
		12,078
Internet Software & Services - 0.1%
Farfetch Ltd. Class A	401	8,060
Qudian, Inc. ADR (a)	562	5,137
		13,197
IT Services - 7.4%
Akamai Technologies, Inc. (a)	730	64,335
Elastic NV	528	52,182
Endava PLC ADR (a)	331	12,247
Fastly, Inc. Class A	400	8,680
Fiserv, Inc. (a)	23	2,425
Fiverr International Ltd.	300	7,620
GMO Internet, Inc.	143	2,342
GoDaddy, Inc. (a)	281	20,620
Keywords Studios PLC	63	1,274
MasterCard, Inc. Class A	1,750	476,473
MongoDB, Inc. Class A (a)	57	8,164
Okta, Inc. (a)	529	69,209
PagSeguro Digital Ltd. (a)	436	18,957
PayPal Holdings, Inc. (a)	2,335	257,784
Shopify, Inc. Class A (a)	151	47,985
Square, Inc. (a)	253	20,344
Twilio, Inc. Class A (a)	261	36,308
Visa, Inc. Class A	3,673	653,794
Wix.com Ltd. (a)	282	41,883
		1,802,626
Semiconductors & Semiconductor Equipment - 9.7%
Advanced Micro Devices, Inc. (a)	2,265	68,969
Analog Devices, Inc.	66	7,752
Applied Materials, Inc.	521	25,722
ASML Holding NV	71	15,820
Inphi Corp. (a)	572	34,440
Lam Research Corp.	528	110,146
Marvell Technology Group Ltd.	23,989	629,951
Microchip Technology, Inc.	212	20,017
Micron Technology, Inc. (a)	2,878	129,193
Monolithic Power Systems, Inc.	256	37,929
NVIDIA Corp.	2,880	485,914
NXP Semiconductors NV	3,430	354,628
Qorvo, Inc. (a)	99	7,256
Qualcomm, Inc.	5,327	389,723
Skyworks Solutions, Inc.	85	7,249
Universal Display Corp.	111	23,430
		2,348,139
Software - 12.2%
Adobe, Inc. (a)	965	288,400
Altair Engineering, Inc. Class A (a)	312	12,982
Anaplan, Inc.	55	3,132
Atlassian Corp. PLC (a)	100	14,012
Blue Prism Group PLC (a)	716	12,390
Ceridian HCM Holding, Inc. (a)	46	2,452
Coupa Software, Inc. (a)	141	19,135
Crowdstrike Holdings, Inc.	347	30,907
DocuSign, Inc. (a)	298	15,413
HubSpot, Inc. (a)	130	23,234
Intuit, Inc.	186	51,580
Lightspeed POS, Inc. (a)	872	26,190
LivePerson, Inc. (a)	441	14,637
Medallia, Inc.	300	11,955
Microsoft Corp.	8,980	1,223,705
Pagerduty, Inc.	300	13,260
Paycom Software, Inc. (a)	300	72,225
RingCentral, Inc. (a)	383	54,378
Salesforce.com, Inc. (a)	4,435	685,208
ServiceNow, Inc. (a)	305	84,604
Slack Technologies, Inc. Class A (a)	882	29,476
Smartsheet, Inc. (a)	201	10,032
Splunk, Inc. (a)	134	18,132
StoneCo Ltd. Class A (a)	150	5,252
Synopsys, Inc. (a)	21	2,788
Tanium, Inc. Class B (a)(b)(c)	131	1,398
The Trade Desk, Inc. (a)	298	78,466
Tufin Software Technologies Ltd.	366	7,990
Workday, Inc. Class A (a)	562	112,389
Zendesk, Inc. (a)	251	20,974
Zoom Video Communications, Inc. Class A	241	23,018
		2,969,714
Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	7,460	1,589,278
Western Digital Corp.	521	28,077
		1,617,355

TOTAL INFORMATION TECHNOLOGY		8,906,100

MATERIALS - 1.0%
Chemicals - 1.0%
CF Industries Holdings, Inc.	1,829	90,645
Nutrien Ltd.	1,566	85,858
The Chemours Co. LLC	510	9,726
The Mosaic Co.	2,031	51,161
		237,390
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. Class C (a)(b)(c)	2,450	19,379
Crown Castle International Corp.	106	14,126
		33,505
UTILITIES - 0.0%
Electric Utilities - 0.0%
ORSTED A/S (d)	31	2,832
TOTAL COMMON STOCKS
(Cost $19,066,174)		24,111,994

Preferred Stocks - 0.7%
Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Neutron Holdings, Inc.:
Series C (a)(b)(c)	26,100	6,329
Series D (b)(c)	58,561	14,201
Topgolf International, Inc. Series F (a)(b)(c)	217	3,322
		23,852
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series E (a)(b)(c)	282	5,527
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (b)(c)	17	852
Series B (b)(c)	3	150
Series C (b)(c)	28	1,403
		2,405
TOTAL CONSUMER DISCRETIONARY		31,784
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.2%
Roofoods Ltd. Series F (a)(b)(c)	17	7,104
Sweetgreen, Inc. Series H (b)(c)	1,969	29,633
		36,737
Food Products - 0.0%
Agbiome LLC Series C (a)(b)(c)	557	3,169
Tobacco - 0.1%
JUUL Labs, Inc. Series E (a)(b)(c)	127	36,195
TOTAL CONSUMER STAPLES		76,101
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(b)(c)	339	4,468
Generation Bio Series B (a)(b)(c)	200	1,818
Nuvation Bio, Inc. Series A (b)(c)(e)	7,400	5,708
		11,994
INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.1%
ContextLogic, Inc. Series G (a)(b)(c)	67	11,361
Starry, Inc.:
Series C (a)(b)(c)	3,181	4,549
Series D (b)(c)	3,368	4,816
		20,726
Software - 0.1%
Bird Rides, Inc. Series C (b)(c)	1,434	16,843
Cloudflare, Inc. Series D, 8.00% (a)(b)(c)	300	5,937
Compass, Inc. Series E (a)(b)(c)	28	4,424
UiPath, Inc.:
Series A1 (b)(c)	91	3,581
Series B1 (b)(c)	5	197
Series B2 (b)(c)	23	905
		31,887
TOTAL INFORMATION TECHNOLOGY		52,613
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Sonder Canada, Inc. Series D (b)(c)	528	5,542

TOTAL CONVERTIBLE PREFERRED STOCKS		178,034

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (b)(c)	9	451
TOTAL PREFERRED STOCKS
(Cost $130,373)		178,485

Money Market Funds - 0.1%
Fidelity Cash Central Fund 2.43% (f)
(Cost $29,712)	29,706	29,712
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $19,226,259)		24,320,191
NET OTHER ASSETS (LIABILITIES) - 0.1%		12,583
NET ASSETS - 100%		$24,332,774

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $263,261 or 1.1% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,642 or 0.0% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$4,707
Agbiome LLC Series C	6/29/18	$3,528
Allbirds, Inc.	10/9/18	$494
Allbirds, Inc.	10/9/18	$2,358
Allbirds, Inc. Series A	10/9/18	$932
Allbirds, Inc. Series B	10/9/18	$165
Allbirds, Inc. Series C	10/9/18	$1,535
Ant International Co. Ltd. Class C	5/16/18	$13,745
Bird Rides, Inc. Series C	12/21/18	$16,843
Cloudflare, Inc. Series D, 8.00%	9/10/18	$3,300
Compass, Inc. Series E	11/3/17	$1,889
ContextLogic, Inc. Series G	10/24/17	$9,014
Generation Bio Series B	2/21/18	$1,829
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$5,804
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$3,263
Neutron Holdings, Inc. Series C	7/3/18	$4,772
Neutron Holdings, Inc. Series D	1/25/19	$14,201
Nuvation Bio, Inc. Series A	6/17/19	$5,708
Roofoods Ltd. Series F	9/12/17	$6,011
Sonder Canada, Inc. Series D	5/21/19	$5,542
Starry, Inc. Series C	12/8/17	$2,933
Starry, Inc. Series D	3/6/19	$4,816
Sweetgreen, Inc. Series H	11/9/18	$25,676
Tanium, Inc. Class B	4/21/17	$650
The Honest Co., Inc. Series E	9/28/17	$5,529
Topgolf International, Inc. Series F	11/10/17	$3,002
UiPath, Inc. Series A1	6/14/19	$3,581
UiPath, Inc. Series B1	6/14/19	$197
UiPath, Inc. Series B2	6/14/19	$905

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,432
Total	$7,432

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,133,317	$3,986,473	$146,844	$--
Consumer Discretionary	5,444,712	5,376,651	33,672	34,389
Consumer Staples	980,251	840,289	2,016	137,946
Energy	154,692	76,928	77,764	--
Financials	234,565	208,788	25,777	--
Health Care	2,894,510	2,854,154	28,362	11,994
Industrials	1,210,450	1,048,247	162,203	--
Information Technology	8,958,713	8,904,702	--	54,011
Materials	237,390	237,390	--	--
Real Estate	39,047	14,126	--	24,921
Utilities	2,832	2,832	--	--
Money Market Funds	29,712	29,712	--	--
Total Investments in Securities:	$24,320,191	$23,580,292	$476,638	$263,261

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$252,593
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	89,621
Cost of Purchases	95,321
Proceeds of Sales	(174,274)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$263,261
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2019	$108,762

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
Cayman Islands	3.2%
Bermuda	2.6%
Netherlands	1.9%
Canada	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $19,196,547)	$24,290,479
Fidelity Central Funds (cost $29,712)	29,712
Total Investment in Securities (cost $19,226,259)		$24,320,191
Cash		13,646
Foreign currency held at value (cost $1)		1
Receivable for investments sold		114,954
Receivable for fund shares sold		6,774
Dividends receivable		5,199
Distributions receivable from Fidelity Central Funds		234
Total assets		24,460,999
Liabilities
Payable for investments purchased
Regular delivery	$110,090
Delayed delivery	2,854
Payable for fund shares redeemed	15,281
Total liabilities		128,225
Net Assets		$24,332,774
Net Assets consist of:
Paid in capital		$19,330,336
Total distributable earnings (loss)		5,002,438
Net Assets, for 1,648,748 shares outstanding		$24,332,774
Net Asset Value, offering price and redemption price per share ($24,332,774 ÷ 1,648,748 shares)		$14.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2019
Investment Income
Dividends		$156,129
Income from Fidelity Central Funds		7,432
Total income		163,561
Expenses
Independent trustees' fees and expenses	$99
Commitment fees	50
Total expenses before reductions	149
Expense reductions	(104)
Total expenses after reductions		45
Net investment income (loss)		163,516
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(33,079)
Fidelity Central Funds	4
Foreign currency transactions	(226)
Total net realized gain (loss)		(33,301)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $459)	1,999,608
Assets and liabilities in foreign currencies	(51)
Total change in net unrealized appreciation (depreciation)		1,999,557
Net gain (loss)		1,966,256
Net increase (decrease) in net assets resulting from operations		$2,129,772

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2019	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$163,516	$109,903
Net realized gain (loss)	(33,301)	248,932
Change in net unrealized appreciation (depreciation)	1,999,557	2,408,903
Net increase (decrease) in net assets resulting from operations	2,129,772	2,767,738
Distributions to shareholders	(527,366)	–
Distributions to shareholders from net investment income	–	(59,022)
Distributions to shareholders from net realized gain	–	(32,969)
Total distributions	(527,366)	(91,991)
Share transactions
Proceeds from sales of shares	13,070,532	10,131,063
Reinvestment of distributions	527,366	91,990
Cost of shares redeemed	(5,508,574)	(6,834,098)
Net increase (decrease) in net assets resulting from share transactions	8,089,324	3,388,955
Total increase (decrease) in net assets	9,691,730	6,064,702
Net Assets
Beginning of period	14,641,044	8,576,342
End of period	$24,332,774	$14,641,044
Other Information
Undistributed net investment income end of period		$68,832
Shares
Sold	960,082	808,079
Issued in reinvestment of distributions	38,970	7,709
Redeemed	(392,765)	(530,535)
Net increase (decrease)	606,287	285,253

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Large Cap Growth Fund

Years ended July 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$11.33	$10.00
Income from Investment Operations
Net investment income (loss)B	.11	.11C	.03
Net realized and unrealized gain (loss)	1.06	2.69	1.30
Total from investment operations	1.17	2.80	1.33
Distributions from net investment income	(.11)	(.06)	–
Distributions from net realized gain	(.35)	(.04)	–
Total distributions	(.45)D	(.09)E	–
Net asset value, end of period	$14.76	$14.04	$11.33
Total ReturnF,G	8.66%	24.90%	13.30%
Ratios to Average Net AssetsH,I
Expenses before reductionsJ	-%	-%	- %K
Expenses net of fee waivers, if anyJ	-%	-%	- %K
Expenses net of all reductionsJ	-%	-%	- %K
Net investment income (loss)	.83%	.87%C	.79%K
Supplemental Data
Net assets, end of period (000 omitted)	$24,333	$14,641	$8,576
Portfolio turnover rateL	55%	65%	17%M

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .77%.

 D Total distributions of $.45 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.347 per share.

 E Total distributions of $.09 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.035 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount represents less than .005%.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2019

1. Organization.

Fidelity Flex Large Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$263,261	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 - 15.9 / 5.1	Increase
			Transaction price	$0.77 - $9.15 / $2.80	Increase
			Discount rate	6.0% - 57.2% / 12.2%	Decrease
			Premium rate	15.5% - 52.9% / 23.7%	Increase
			Proxy discount	0.6%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Liquidity preference	$19.60	Increase
		Market approach	Transaction price	$0.24 - $417.90 / $191.00	Increase
			Conversion ratio	1.0	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,409,625
Gross unrealized depreciation	(402,218)
Net unrealized appreciation (depreciation)	$5,007,407
Tax Cost	$19,312,784

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$106,982
Net unrealized appreciation (depreciation) on securities and other investments	$5,007,375

The Fund intends to elect to defer to its next fiscal year $111,919 of capital losses recognized during the period November 1, 2018 to July 31, 2019.

The tax character of distributions paid was as follows:

	July 31, 2019	July 31, 2018
Ordinary Income	$308,406	$ 91,991
Long-term Capital Gains	218,961	–
Total	$527,367	$ 91,991

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $18,833,071 and $10,625,193, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $819 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $104.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Flex Large Cap Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Large Cap Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 to July 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period-B February 1, 2019 to July 31, 2019
Actual	- %-C	$1,000.00	$1,128.40	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2019, $121,301 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 23% and 66% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 28% and 69% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ZLG-ANN-0919
1.9881575.102

Item 2.

Code of Ethics

As of the end of the period, July 31, 2019, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth K6 Fund, Fidelity Flex Large Cap Growth Fund, Fidelity OTC K6 Portfolio, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Income Fund and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$93,000	$100	$18,000	$2,000
Fidelity Blue Chip Growth K6 Fund	$76,000	$100	$4,000	$1,300
Fidelity Flex Large Cap Growth Fund	$48,000	$100	$4,000	$1,400
Fidelity OTC K6 Portfolio	$42,000	$-	$6,000	$100
Fidelity OTC Portfolio	$69,000	$100	$19,200	$1,900
Fidelity Real Estate Income Fund	$84,000	$100	$7,400	$2,400
Fidelity Series Blue Chip Growth Fund	$67,000	$100	$18,300	$1,900
Fidelity Series Real Estate Income Fund	$74,000	$100	$6,200	$2,100
Fidelity Series Small Cap Opportunities Fund	$41,000	$100	$5,300	$1,200

July 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$75,000	$200	$18,300	$2,800
Fidelity Blue Chip Growth K6 Fund	$49,000	$100	$3,800	$1,200
Fidelity Flex Large Cap Growth Fund	$50,000	$100	$3,800	$1,300
Fidelity OTC K6 Portfolio	$-	$-	$-	$-
Fidelity OTC Portfolio	$79,000	$100	$19,100	$1,800
Fidelity Real Estate Income Fund	$86,000	$200	$7,700	$3,400
Fidelity Series Blue Chip Growth Fund	$70,000	$100	$18,300	$1,900
Fidelity Series Real Estate Income Fund	$77,000	$100	$6,600	$2,100
Fidelity Series Small Cap Opportunities Fund	$42,000	$100	$5,300	$1,300

A Amounts may reflect rounding.

B Fidelity OTC K6 Portfolio commenced operations on June 13, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Growth K6 Fund and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$49,000	$4,100	$3,500	$1,900
Fidelity Dividend Growth Fund	$57,000	$4,700	$3,700	$2,200
Fidelity Growth & Income Portfolio	$64,000	$5,400	$6,600	$2,500
Fidelity Leveraged Company Stock Fund	$50,000	$4,200	$4,600	$2,000
Fidelity Small Cap Growth Fund	$68,000	$4,100	$3,700	$1,900
Fidelity Small Cap Growth K6 Fund	$51,000	$3,500	$4,100	$1,600
Fidelity Small Cap Value Fund	$52,000	$4,200	$3,300	$1,900

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$51,000	$4,400	$3,500	$2,200
Fidelity Dividend Growth Fund	$60,000	$5,100	$3,500	$2,500
Fidelity Growth & Income Portfolio	$67,000	$5,900	$7,000	$2,900
Fidelity Leveraged Company Stock Fund	$51,000	$4,500	$4,400	$2,200
Fidelity Small Cap Growth Fund	$54,000	$4,400	$3,500	$2,200
Fidelity Small Cap Growth K6 Fund	$41,000	$3,500	$3,900	$1,700
Fidelity Small Cap Value Fund	$51,000	$4,400	$3,300	$2,200

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2019A,B	July 31, 2018A,B
Audit-Related Fees	$290,000	$5,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity OTC K6 Portfolio’s commencement of operations.

Services Billed by PwC

	July 31, 2019A	July 31, 2018A
Audit-Related Fees	$7,775,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2019A,B	July 31, 2018A,B
Deloitte Entities	$805,000	$450,000
PwC	$12,330,000	$10,975,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity OTC K6 Portfolio’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in their  audits of the Funds, taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 24, 2019